As filed with the Securities and Exchange Commission on April 13, 2020

Registration No. 333-48300

811-07697

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 40	☒

and

REGISTRATION STATEMENT UNDER	☒
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 71	☒

NYLIAC CORPORATE SPONSORED VARIABLE

UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Jennifer A. Covell, Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President, Deputy General Counsel
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2020, pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

☐ on                      pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation CorpExec VUL II-V

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2020

A flexible premium corporate sponsored variable universal life insurance policy offered to individuals under New York Life Insurance and Annuity Corporation (“NYLIAC”)

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This prospectus describes the four-policy series of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies: CorpExec VUL II, CorpExec VUL III, CorpExec VUL IV & CorpExec VUL V. New policies are no longer offered under this four-policy series. Unless otherwise indicated, all information in this Prospectus pertains to all policies in this series. In this prospectus, the words, “we,” “our,” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner.

Please use the following address to send policy premium payments and service requests to us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway,

Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_ Service@newyorklife.com

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the Funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from NYLIAC’s Service Office. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting NYLIAC’s Service Office.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting Our Service Office. Your election to receive reports in paper will apply to all Funds described herein.

The CorpExec VUL II-V policies are very complex investment and life insurance products. This prospectus is designed to provide policyowners with information about the policy. NYLIAC encourages policyowners to carefully evaluate and understand the policy and its potential benefits and risks.

The purpose of this policy is to provide a Life Insurance Benefit to the beneficiary named by the policyowner. NYLIAC makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The policy may decrease in value, even to the point of having no value, because of both the charges imposed and poor investment performance. The entire amount invested in the policy could be lost.

In certain jurisdictions, different provisions may apply to the policy. Please refer to the policy or ask your registered representative for details regarding your particular policy.

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL. Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before making additional premium payments to the policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI. Capitalized terms used in this prospectus have the same meaning as in the “Definitions” section below.

Benefits

Protection

We designed Corp Exec VUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the performance of each Investment Division in the Separate Account;

•	the amount in, and interest rate credited on, the amount held in the Fixed Account, if any;

•	the amount in and interest rate credited on the amount held in the Loan Account, if any; and

•	the charges we deduct.

With the CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.

Liquidity through Loans

Using the policy as sole security, you may borrow any amount up to the Loan Value of the policy.

Liquidity through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, the Cash Surrender Value, the Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Cash Value or Face Amount to drop below our minimum amount, we reserve the right to require a full surrender. A charge may be assessed on the partial withdrawal. Partial withdrawals may result in a taxable event. You should consult with a tax advisor before taking a partial withdrawal. Partial withdrawal Requests must be made to our Service Office and must be in Good Order (See “Surrenders—Partial Withdrawals.”)

Allocation Alternatives

After we deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 176 Allocation Alternatives (126 of which are available to all policyowners), as well as to the Fixed Account. Certain policies can allocate among up to 35 Allocation Alternatives; please contact Us for more information. The Allocation Alternatives consist of 176 Investment Divisions (126 of which are available to all policyowners) and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. To request an increase or decrease in the policy’s Face Amount, you must send a Request (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional Cost of Insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•

Option 1—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the policy or (b) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC.

•

Option 2—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (b) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC.

•

Option 3—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the policy plus the Cumulative Premium Amount or (b) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC.

If the Insured dies on or after the Policy Anniversary on which the Insured’s Attained Age is 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

There is no minimum Life Insurance Proceeds guarantee associated with the policy.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar-

Cost Averaging. Please see “Description of the Policy—Options Available at No Additional Charge” for complete information.

Additional Benefits through Riders

CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and the Level Term Rider. These riders have costs associated with them.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has 175 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account. Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may be negative and the Cash Value may decline in value, and you can lose principal. Each Investment Division has its own investment objective and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your investment objective and your risk tolerance.

In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial withdrawals.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the Planned Premiums. Payment of these premiums, however, does not guarantee the policy will remain in force. Your policy can lapse even if you pay all of the Planned Premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other deductions, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuations and other performance-related risks. To continue to keep your policy in force, premium payments significantly higher than the Planned Premiums may be required. In addition, by paying only the minimum premium required to keep the policy in force, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your Planned Premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Depending on the timing and degree of fluctuations in investment returns (and the charges we impose), the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the Monthly Deduction Charges deducted on each Monthly Deduction Day and the Late Period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the Monthly Deduction Charges for the next Policy Month, the policy will go into pre-lapse status. The policy will continue until the expiration of the Late Period, even if all Planned Premiums have been paid. If we do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the Late Period, the policy will lapse and terminate, and no Cash Value or Life Insurance Proceeds will be payable. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the policyowner at its last known address, and a copy to the last known assignee on our records, if applicable, at least 31 days before the end of the Late Period, requesting payment of the additional premium amount necessary to keep the policy in force. You should consider paying more premium than requested when making this payment, given the potential impact of market fluctuations and performance-related risk on your Cash Value. During the Late Period, the policy remains in force. If the Insured dies during the Late Period, we will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and any unpaid Monthly Deduction Charges from the beginning of the Late Period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement—Reinstatement Option.”

Potential for Increased Charges

We have the right to increase the charges we deduct at any time up to the guaranteed maximum charges stated in your policy. In addition, we may increase the amount we deduct to conform to changes in the law relating to federal and state premium tax charges. (See “Table of Fees and Expenses” and “Charges Associated with the Policy” for more information.)

Risk of Termination from Policy Loans

The larger a policy loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest payable, and the greater the risk of the policy lapsing. Any loan interest due on a Policy Anniversary that you do not pay will become part of the Policy Debt and will also accrue interest. In addition, if the Policy Debt ever exceeds the Cash Value, we will send a notice to you at your last known address, and a copy to the last known assignee on our records. All insurance coverage will end 31 days after the date on which we mail that notice to you if the excess of the Policy Debt over Cash Value is not paid within that 31-day period.

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the potential effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Life Insurance Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if the Policy Debt plus Cash Surrender Value exceeds the Cumulative Premium Amount, a policy surrender or lapse will generally result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a Modified Endowment Contract (“MEC”) for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the IRC after the Insured’s Attained Age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount.

Portfolio Risks

A discussion of the risks of allocating Cash Value to one or more of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Risks Affecting our Administration of Your Policy

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “Management and Organization-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “Management and Organization-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interest of other policyowners. We have limitations and restrictions on transfers activity. (See “Description of the Policy—Limits on Transfers” for more information). Generally, we require that all transfer Requests be submitted through the U.S. Mail or an overnight carrier. However, we may permit, in certain limited circumstances, transfer Requests to be submitted by fax transmission. We cannot guarantee these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	Increased administrative and Fund brokerage expenses; and/or

•	Dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. This first table describes the fees and expenses that you will pay when you purchase the policy, make a payment, surrender the policy, take a partial withdrawal, or transfer Cash Value among Allocation Alternatives.

CorpExec VUL II:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 13.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.

(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.

(3)	Current sales expense charges for premium payments made over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

CorpExec VUL III and CorpExec VUL IV:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 10.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: None Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.

(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.

CorpExec VUL V:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.00% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(5) Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.

(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.

(3)	Current sales expense charges for premium payments over the Target Premium are reduced to 0.00% in Policy Years 2 and beyond.

(4)	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.

(5)	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES(A)

Charge	When Charge Is Deducted	Amount Deducted

Cost of Insurance Charge(1)	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $90.90 per $1,000 of Net Amount at Risk(2)

Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day applied to Age 100	CorpExec VUL II: Current: $5.00 ($60.00 annually) Guaranteed Maximum: $9.00 ($108 annually) CorpExec VUL III, IV, and V: Current: $0.00 Policy Year 1, $5.00 thereafter ($60 annually)

Mortality and Expense Risk Charge	Daily Monthly

CorpExec VUL II:

Current: An annual rate of 0.25% of the average daily Accumulation Value

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

CorpExec VUL III and IV:

Current: An annual rate of 0.25% of the Accumulation Value in Policy Year 1, 0.45% of the Accumulation Value in Policy Years 2-25, and 0.25% of the Accumulation Value thereafter.

Guaranteed Maximum: An annual rate of 0.90% of the Accumulation Value

CorpExec VUL V:

Current: An annual rate of 0.50% of the Accumulation Value in Policy Years 1-10 and 0.25% of the Accumulation Value thereafter

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% Guaranteed Maximum: 6.00%

Riders Supplementary Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of term insurance benefit.

Guaranteed Minimum: $0.08 per $1,000 of term insurance benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of term insurance benefit.

Level Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.08 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Term Insurance Benefit.

(A)	Unless otherwise noted, the charges below apply to CEVUL II, III, IV and V.

(1)

This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2)

“Net Amount at Risk” is equal to the number of thousands of Life Insurance Benefit divided by 1.0032737 minus the number of thousands of the policy’s Alternative Cash Surrender Value (before this cost of insurance charge, but after the Mortality and Expense risk charge, the monthly contract charge and any charges for riders are deducted). See “Life Insurance Benefit Options” for more information.

The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2019. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1,2]
	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	20.10%	10.84%

(1)  Expressed as a percentage of average net assets for the fiscal year ended December 31, 2018. This information is provided by the Funds and their agents. The information is based on 2018 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information provided by Funds that are not affiliated with Us.

(2)  Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Reallocation.

Accumulation Unit: An accounting unit we use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 176 Investment Divisions of the Separate Account (126 of which are available to all policyowners) and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time, but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value (“ACSV”): The Cash Value of the policy plus the value of the DPL Account.

Attained Age: The Insured’s issue age, plus the number of Policy Years completed since the Policy Date.

Business Day: Any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt. See “Surrenders” for more information.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

CorpExec VUL: NYLIAC Corporate Executive Series Variable Universal Life insurance.

Cost of Insurance: A charge that is deducted from your policy’s Cash Value on the Monthly Deduction Day for the costs of providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners, as specified on the Policy Data Page.

Cumulative Premium Amount: An amount representing the sum of the total Planned and Unplanned Premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This amount is used to calculate Life Insurance Benefit Option 3.

DPL Account: The Deferred Premium Load Account, an account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

Effective Annual Loan Interest Rate: The rate that is payable in arrears on the Policy Anniversary, as stated on the Policy Data Page, for any loans taken under the policy.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FDIC: Federal Deposit Insurance Corporation.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Allocation Alternative that accrues interest at fixed rates on a daily basis, subject to a minimum guarantee, which is credited on each Monthly Deduction Day. This rate can change but will never be less than the GMIR. Assets in the Fixed Account are part of NYLIAC’s General Account.

Flat Extra: An additional charge that may be assessed and added to the Cost of Insurance charge to cover an additional risk on the Insured.

Fund: An open-end management investment company that is registered with the SEC under the 1940 Act.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. We allocate to this account any Net Premium payments you make during the free look period.

Good Order: A Notice, Request, or policy transaction is in “Good Order” if it complies with our administrative procedures, and the required information is complete and correct. We may delay our response to a Notice, Request, or policy transaction if it is not in Good Order. Good Order generally means our actual receipt of instructions relating to the Request, Notice, or policy transaction a tour Service Office (or, if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com), along with all forms and other information or documentation necessary to complete the policy transaction. We may determine whether any particular

Notice, Request, or policy transaction is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form, Notice, or Request.

Guaranteed Minimum Interest Rate (“GMIR”): The guaranteed minimum interest crediting rate for the Fixed Account, as shown on the Policy Data Page.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policycovers, as named in the application and stated on the Policy Data Page.

Investment Division: A subaccount of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

Late Period: A period of 62 days after the Monthly Deduction Day when the Cash Surrender Value is less than the Monthly Deduction Charges for the next Policy Month.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Life Insurance Proceeds: The amount we will pay to the beneficiary when we receive due proof in Good Order that the Insured died while the policy is in effect.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any Policy Debt. It is part of NYLIAC’s General Account.

Loan Value: The amount of Cash Value available to borrow using your policy as sole security. Unless otherwise provided in your policy, the loan value on any given date may equal up to 90% of the Cash Value less any Policy Debt as of that date.

LTR: Level Term Rider.

MEC: A modified endowment contract.

Monthly Contract Charge: A monthly charge that is deducted from your policy’s Cash Value on the Monthly Deduction Day for the costs of providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners, as specified on the Policy Data Page.

Monthly Deduction Charges: The Monthly Deduction Charges consist of the Cost of Insurance charge, additional Flat Extras, Mortality and Expense Risk charge, Monthly Contract Charge, and any applicable monthly rider charges deducted from your policy’s Cash Value.

Monthly Deduction Day (CorpExec VUL II): The date as of which we deduct the Monthly Contract Charge, the Cost of Insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

Monthly Deduction Day (CorpExec VUL III/IV/V): The date as of which we deduct the Mortality and Expense Risk charge, the Monthly Contract Charge, the Cost of Insurance charge, and, if applicable, a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Monthly Mortality and Expense Charge: A monthly charge that is assessed to cover the risk that the group of lives we have insured under our policies will, on average, not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

Net Amount at Risk: The Net Amount of Risk is the number of thousands of Life Insurance Benefit divided by 1.0032737 minus the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before the Cost of Insurance is deducted but only after the other Monthly Deduction Charges are deducted). See “Life Insurance Benefit Options” for more information.

Net Premium: Premium you pay less the Sales Expense Charge and the State and Federal Premium Tax Charges.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIC: New York Life Insurance Company.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

NYSE: The New York Stock Exchange.

Planned Premiums: The initial premium and the premium amounts for policy years 2-10 as set forth in the policy application and/or on Policy Data Page 2.

Policy Anniversary: The anniversary of the Policy Date specified on the Policy Data Page. A Policy Anniversary starts a new Policy Year.

Policy Data Page: The policy pages that provide information regarding your policy, such as Face Amount, premium payments, and policy charges.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you Request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The outstanding loan(s) under the policy, plus any accrued interest.

Policy Month: The monthly period beginning on each Monthly Deduction Day and extending to, but not including, the next Monthly Deduction Day.

Policy Year: The year from a Policy Anniversary to, but not including, the next Policy Anniversary. The first Policy Year begins on the Policy Date, and each twelve-month period thereafter.

Qualified Plan: An employee benefit plan that is intended to qualify for a special federal income tax treatment under Section 401(a) of the IRC.

Qualified Policy: A VUL insurance policy owned by a Qualified Plan.

Request: A signed written request in Good Order received at our Service Office which gives us the facts that we need. When you write to us, please include the policy number, the Insured’s full name, and your current address.

SEC: The U.S. Securities and Exchange Commission.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.

Service Office: As shown on the front cover of this prospectus.

STR: Supplementary Term Rider.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include a term rider, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the sales expense charge that is based on the Face Amount of the policy or the Target Face Amount if a term rider is elected. Any change to the policy which results in a change to the Face Amount will change the Target Premium.

Term Insurance Benefit: The dollar amount of life insurance under a term rider as determined at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

Unplanned Premium: Premium payments you may make in addition to Planned Premiums.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly owned subsidiary of NYLIC)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

CorpExec VUL is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996, and/or the Fixed Account. CorpExec VUL offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the Face Amount of the policy, and the ability to invest in any of the Allocation Alternatives, including the Fixed Account.

The policies are variable. This means that the Cash Value allocated to the Separate Account will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DPL Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains, and losses credited to, or charged against, the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. The material state variations are specified in the “State Variations” section. All state variations will be included in your policy, or in riders or endorsements attached to your policy. Please contact your registered representative or contact us for specific information that may be applicable to your state. (See “State Variations” for details.)

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by NYLIAC’s Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account and the performance of any other separate account of NYLIAC.

The Separate Account currently consists of 176 Investment Divisions (126 of the Investment Divisions are available to all policyowners). Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives, as well as the Fixed Account, at any one time. (Certain policies may invest in a total of 35 Allocation Alternatives and the Fixed Account; contact us for more information.) Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically, we reserve the right to:

•

add, close, substitute, or remove any Investment Division or, at the direction of the Fund, change the name or investment objective of any Investment Division (and the shares of an associated Eligible Portfolio);

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict transfers among and between investment divisions of the Separate Account and from the Fixed Account to the Investment Divisions;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and

•	change the name of the Separate Account.

We may remove an Investment Division if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We will not transfer any amounts invested in an Investment Division without the policyowner’s instructions, except as permitted by law.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to our various separate accounts. The Fixed Account, including the GMIR and any portion of the Life Insurance Benefits paid from the General Account, are subject to our claims-paying ability and financial strength. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the

1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which we will declare periodically in advance. This rate will never be less than 3% per year.

Interest accrues and is credited daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

CorpExec VUL IV Only:

We also offer an enhanced current Fixed Account interest crediting rate for plans where the aggregate premium allocated to the Fixed Account for policies owned under such a plan is $5,000,000 or more on the plan issue date. Policies will also qualify for this enhancement if, on the plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

The qualification date for each policy under the plan for the enhanced current Fixed Account interest crediting rate is the plan anniversary date. Some policy anniversary dates may differ from the plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective anniversary based upon the qualification of the plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Years	9-10	0.60%
Policy Year	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

CorpExec VUL V Only:

For plans with assets allocated to the Fixed Account, we offer an enhanced current Fixed Account interest crediting rate.

The current Fixed Account crediting rate is increased by the following rates:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Year	9-10	0.60%
Policy Years	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

HOW TO REACH US FOR POLICY SERVICES

You may reach us tour Service Office, or if permitted, by telephone at (888) 695-4748, or electronically to NYLAMN_Service@newyorklife.com.

All Requests for policy service must be in Good Order. Please review all service Request forms carefully and provide all required information as applicable to the policy transaction. If your Request is not in Good Order, we will make every reasonable attempt to notify you in writing. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or emailed Requests may be acceptable for a limited number of policy transactions.

INFORMATION SYSTEMS FAILURES AND CYBERSECURITY RISKS

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer (including policyowner and Insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against systems failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, partial withdrawals, loans, and transfers) or with the underlying Funds or cause other operational issues; (ii) impact Our ability to calculate Accumulation Unit values and your policy’s Cash Values; (iii) cause the release, loss and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds, or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting Your policy due to information systems failures or cyber-attacks.

RISKS FROM SERIOUS INFECTIOUS DISEASE OUTBREAKS

Our ability to administer your policy is subject to certain risks—common to all insurers and financial service providers —that could result from current or future outbreaks of infectious diseases, epidemics, or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks—and general concerns about the course and effects of such outbreaks—not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications, or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak—may have a material, adverse effect on us, our ability to administer your policy, and your policy Cash Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting, among other things, our ability to calculate Accumulation Unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, financial losses, and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy Cash Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the GMIR). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Eligible Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same. You should read the Fund’s prospectus carefully before making any decision concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio and transfers of Cash Value among the Investment Divisions.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.

The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate that any inherent difficulties will result from mixed and shared funding, it is possible that differences in tax treatment or other considerations, may cause the interests of owners of various contracts participating in the Funds to be in conflict. In the event that any material conflicts arise from the use of the Funds for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC-New York Life Investment Management LLC-manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Eligible Portfolio. Please contact us at (888) 695-4748, or contact your registered representative, if you would like to obtain any underlying Fund prospectuses.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Bond—Initial Class	New York Life Investment Management LLC (“New York Life Investments”)* Subadviser: NYL Investors LLC (“NYLI”)*	• Seeks total return.
MainStay VP Emerging Markets Equity—Initial Class***	New York Life Investments Subadvisers: Candriam Belgium* and MacKay Shields LLC (“MacKay”)*	• Seeks long-term capital appreciation.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Epoch U.S. Equity Yield—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc.	• Seeks current income and capital appreciation.
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	New York Life Investments Subadviser: FIAM LLC	• Seeks total return.
MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks high current income.
MainStay VP Income Builder—Initial Class	New York Life Investments Subadvisers: Epoch Investment Partners, Inc. and MacKay Shields	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.
MainStay VP IQ Hedge Multi-Strategy— Initial Class	New York Life Investments Subadviser: IndexIQ Advisors LLC*

•  Seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi- Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

MainStay VP Janus Henderson Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC (“Janus”)	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.
MainStay VP MacKay Common Stock—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay Convertible—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks capital appreciation together with current income.
MainStay VP MacKay Government—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks current income.
MainStay VP MacKay Growth—Initial Class***	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP MacKay International Equity—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay Mid Cap Core—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay S&P 500 Index—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.
MainStay VP MacKay Small Cap Core—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP Mellon Natural Resources—Initial Class	New York Life Investments Subadviser: Mellon Investments Corporation	• Seeks long-term capital appreciation.
MainStay VP Small Cap Growth (formerly MainStay Eagle Small Cap Growth)—Initial Class	New York Life Investments Subadvisers: Segall Bryant & Hamill, LLC and Brown Advisory LLC	• Seeks long-term capital appreciation.
MainStay VP T. Rowe Price Equity Income—Initial Class***	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
MainStay VP U.S. Government Money Market—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.
MainStay VP Winslow Large Cap Growth (formerly MainStay VP Large Cap Growth)—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.
AB® Variable Products Series Fund, Inc.: AB VPS Growth and Income Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AB VPS International Value Portfolio—Class A**	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AB VPS Large Cap Growth Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AB VPS Small Cap Growth Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AB VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc. (“Invesco”)	• Seeks long-term capital appreciation.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Invesco V.I. Core Plus Bond Fund—Series I Shares	Invesco	• Seeks total return, comprised of current income and capital appreciation.
Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco Subadviser: Invesco Asset Management Limited	• Seeks total return through growth of capital and current income.
Invesco V.I. International Growth Fund—Series I Shares	Invesco	• Seeks long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares***	Invesco	• Seeks long-term growth of capital.
Invesco Oppenheimer V.I. Capital Appreciation Fund®—Series I Shares (formerly Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares)***	Invesco	• Seeks capital appreciation.
Invesco Oppenheimer V.I. Total Return Bond Fund—Series I Shares (formerly Oppenheimer Total Return Bond Fund/VA—Non-Service Shares)**	Invesco	• Seeks total return.
The Alger Portfolios: Alger Weatherbie Specialized Growth Portfolio (formerly Alger SMid Cap Focus Portfolio)—Class I-2 Shares	Fred Alger Management, Inc. (Weatherbie Capital, LLC)	• Seeks long-term capital appreciation.
American Century Variable Portfolios, Inc.: American Century Investments® VP Inflation Protection Fund—Class II	American Century Investment Management, Inc. (“ACIM”)	• Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Investments® VP Mid Cap Value Fund—Class II**	ACIM	• Seeks long-term capital growth. Income is a secondary objective.
American Century Investments® VP Value Fund—Class II	ACIM	• Seeks long-term capital growth. Income is a secondary objective.
American Funds Insurance Series®: American Funds IS Asset Allocation Fund—Class 1	Capital Research and Management CompanySM (“CRMC”)	• Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds IS Blue Chip Income and Growth Fund—Class 1	CRMC	• Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
American Funds IS Capital World Bond Fund® (formerly American Funds IS Global Bond Fund)—Class 1***	CRMC

•  Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

American Funds IS Global Balanced Fund—Class 1	CRMC	• Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal, and current income.
American Funds IS Global Growth Fund—Class 1	CRMC	• Seeks long-term growth of capital.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
American Funds IS Global Small Capitalization Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS Growth Fund—Class 1	CRMC	• Seeks growth of capital.
American Funds IS Growth-Income Fund—Class 1	CRMC	• Seeks long-term growth of capital and income.
American Funds IS International Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS New World Fund®—Class 1	CRMC	• Seeks long-term capital appreciation.
BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC (“BlackRock”)	• Seeks high total investment return.
BlackRock® Variable Series Funds II, Inc.: BlackRock® High Yield V.I. Fund—Class I	BlackRock Subadviser: BlackRock International Limited	• Seeks to maximize total return, consistent with income generation and prudent investment management.
BNY Mellon Investment Portfolios (formerly Dreyfus Investment Portfolios): BNY Mellon IP Technology Growth Portfolio (formerly Dreyfus IP Technology Growth Portfolio)—Initial Shares	BNY Mellon Investment Adviser, Inc.	• Seeks capital growth.
BNY Mellon VIF Opportunities Small Cap Portfolio (formerly Dreyfus VIF Opportunities Small Cap Portfolio)—Initial Shares**	BNY Mellon Investment Adviser, Inc.	• Seeks capital appreciation.
Columbia Fund Series I: Columbia Variable Portfolio—Disciplined Core Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks long-term capital growth.
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks high total return through current income and, secondarily, through capital appreciation.
Columbia Fund Series II: Columbia Variable Portfolio—Strategic Income Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks total return, consisting of current income and capital appreciation.
Davis Variable Account Fund, Inc.: Davis Value Portfolio***	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	• Seeks long-term growth of capital.
Delaware VIP® Trust: Delaware VIP ® Emerging Markets Series—Standard Class	Delaware Management Company (“DMC”)	• Seeks long-term capital appreciation.
Delaware VIP® International Value Equity Series—Standard Class***	DMC	• Seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series—Standard Class	DMC	• Seeks capital appreciation.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Delaware VIP® Value Series—Standard Class	DMC	• Seeks long-term capital appreciation.
Deutsche DWS Investments VIT Funds: DWS Small Cap Index VIP—Class A	DWS Investment Management Americas Inc. (“DIMA”) Subadviser: Northern Trust Investments, Inc.	• Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche DWS Variable Series I: DWS Global Small Cap VIP—Class A***	DIMA	• Seeks above-average capital appreciation over the long term.
Deutsche DWS Variable Series II: DWS Alternative Asset Allocation VIP—Class A	DIMA Subadviser: RREEF America LLC	• Seeks capital appreciation.
DWS Small Mid Cap Value VIP—Class A	DIMA	• Seeks long-term capital appreciation.
DFA Investment Dimensions Group Inc.: VA Global Bond Portfolio	Dimensional Fund Advisors LP (“DFA”) Subadvisers: Dimensional Fund Advisors Ltd. (“DFA Ltd.”) and DFA Australia Limited (“DFAA”)	• To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
VA Global Moderate Allocation Portfolio	DFA

•  To seek total return consisting of capital appreciation and current income. The Portfolio is a “fund of funds,” which means that the Portfolio uses its assets to purchase other mutual funds managed by DFA.

VA International Small Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To achieve long-term capital appreciation.
VA International Value Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To achieve long-term capital appreciation.
VA U.S. Large Value Portfolio	DFA	• To achieve long-term capital appreciation.
VA U.S. Targeted Value Portfolio	DFA	• To achieve long-term capital appreciation.
VIT Inflation-Protected Securities Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To provide inflation protection and earn current income consistent with inflation-protected securities.
Fidelity® Variable Insurance Products Funds: Fidelity® VIP Balanced Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: Other investment advisers	• Seeks income and capital growth consistent with reasonable risk.
Fidelity® VIP Bond Index Portfolio—Initial Class	FMR	• Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Fidelity® VIP ContrafundSM Portfolio—Initial Class	FMR Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”) and other investment advisers	• Seeks long-term capital appreciation.
Fidelity® VIP Emerging Markets Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM—Initial Class	FMR Subadvisers: FMRC and other investment advisers

•  Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Extended Market Index Portfolio—Initial Class	FMR Subadvisers: Geode Capital Management, LLC (“Geode”) and FMRC	• Seeks to provide investment results that correspond to the total return of stocks of mid-to small-capitalization U.S. companies.
Fidelity® VIP Freedom 2010 Portfolio (SM)—Initial Class***	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2020 Portfolio (SM)—Initial Class	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2030 Portfolio (SM)—Initial Class	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2040 Portfolio (SM)—Initial Class	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2050 Portfolio (SM)—Initial Class	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Government Money Market Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks to provide capital growth.
Fidelity® VIP Growth Portfolio—Initial Class***	FMR Subadvisers: Other investment advisers	• Seeks to achieve capital appreciation.
Fidelity® VIP Health Care Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Fidelity® VIP Index 500 Portfolio—Initial Class	FMR Subadviser: Geode	• Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP International Capital Appreciation Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.
Portfolio—Initial Fidelity® VIP International Class Index	FMR Subadviser: Geode	• Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Overseas Portfolio—Initial Class***	FMR Subadvisers: FMR Investment Management (UK) Limited and other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Real Estate Portfolio—Initial Class	Fidelity SelectCo, LLC, an affiliate of FMR Subadvisers: Other investment advisers	• Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.
Fidelity® VIP Strategic Income Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks a high level of current income and may also seek capital appreciation.
Fidelity® VIP Technology Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Total Market Index Portfolio—Initial Class	FMR Subadviser: Geode	• Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.
Fidelity® VIP Value Portfolio—Initial Class***	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Value Strategies Portfolio—Service Class 2***	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.
Janus Aspen Series: Janus Henderson Enterprise Portfolio—Institutional Shares	Janus	• Seeks long-term growth of capital.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Janus Henderson Flexible Bond Portfolio—Institutional Shares***	Janus	• Seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio—Institutional Shares***	Janus	• Seeks long-term growth of capital.
Janus Henderson Global Research Portfolio—Institutional Shares	Janus	• Seeks long-term growth of capital.
Lazard Retirement Series, Inc.: Lazard Retirement International Equity Portfolio—Service Shares***	Lazard Asset Management LLC	• Seeks long-term capital appreciation.
Legg Mason Partners Variable Equity Trust: ClearBridge Variable Appreciation Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) Subadviser: ClearBridge Investments, LLC	• Seeks long-term appreciation of capital.
ClearBridge Variable Large Cap Growth Portfolio—Class I	Legg Mason Subadviser: ClearBridge	• Seeks long-term growth of capital.
ClearBridge Variable Small Cap Growth Portfolio—Class I	Legg Mason Subadviser: ClearBridge	• Seeks long-term growth of capital.
Legg Mason Partners Variable Income Trust: Legg Mason Western Asset Core Plus VIT Portfolio—Class I	Legg Mason Subadviser: Western Asset

•  Seeks to maximize total return consistent with prudent investment management and liquidity needs, by investing to obtain an average duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Lincoln Variable Insurance Products Trust: LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation (“LIAC”) Subadviser: BAMCO, Inc.	• Seeks capital appreciation through long-term investments in securities of small-sized companies with undervalued assets or favorable growth prospects.
LVIP Mondrian International Value Fund—Standard Class	LIAC Subadviser: Mondrian Investment Partners Limited	• Seeks long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
LVIP SSgA Bond Index Fund—Standard Class	LIAC Subadviser: SSgA Funds Management, Inc. (“SSGA FM”)	• Seeks to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.
LVIP SSgA Developed International 150 Fund—Standard Class	LIAC Subadviser: SSGA FM	• Seeks to maximize long-term capital appreciation.
LVIP SSgA Emerging Markets 100 Fund—Standard Class	LIAC Subadviser: SSGA FM	• Seeks to maximize long-term capital appreciation.
LVIP SSgA Emerging Markets Equity Index Fund—Standard Class	LIAC Subadviser: SSGA FM	• Seeks to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
LVIP SSgA International Index Fund—Standard Class	LIAC Subadviser: SSGA FM	• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S.-foreign securities.
Lord Abbett Series Fund, Inc.: Lord Abbett Series Fund Developing Growth Portfolio—Class VC***	Lord, Abbett & Co. LLC (“Lord Abbett”)	• Seeks to deliver long-term growth of capital.
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC***	Lord Abbett	• Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class**	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.
MFS® Mid Cap Growth Series—Initial Class	MFS	• Seeks capital appreciation.
MFS® New Discovery Series—Initial Class**	MFS	• Seeks capital appreciation.
MFS® Value Series—Initial Class	MFS	• Seeks capital appreciation.
MFS® Variable Insurance Trust II: MFS® Global Growth Portfolio—Initial Class	MFS	• Seeks capital appreciation.
MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	• Seeks total return.
MFS® International Growth Portfolio—Initial Class	MFS	• Seeks capital appreciation.
MFS® International Intrinsic Value Portfolio (formerly MFS® International Value Portfolio)—Initial Class	MFS	• Seeks capital appreciation.
MFS® Variable Insurance Trust III: MFS® Global Real Estate Portfolio—Initial Class	MFS	• Seeks total return.
MFS® Mid Cap Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.
MFS® New Discovery Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc. (“VIF”): Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I***	Morgan Stanley Investment Management Inc. (“MSIM”)	• Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	MSIM	• Seeks both capital appreciation and current income.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	MSIM

•  Seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I***	Neuberger Berman Investment Advisers LLC (“Neuberger Berman”)	• Seeks growth of capital.
Neuberger Berman AMT Sustainable Equity Portfolio—Class I***	Neuberger Berman	• Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.
Northern Lights Variable Trust: TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares***	ValMark Advisers, LLC (“ValMark”) Subadviser: Milliman Financial Risk Management, LLC (“Milliman”)	• Seeks capital appreciation.
TOPS® Balanced ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks income and capital appreciation.
TOPS® Conservative ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks to preserve capital and provide moderate income and moderate capital appreciation.
TOPS® Growth ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks capital appreciation.
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks capital appreciation.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
PIMCO Variable Insurance Trust: PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT High Yield Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Income Portfolio—Institutional Class	PIMCO	• Seeks maximum current income. Long-term capital appreciation is a secondary objective.
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Administrative Class	PIMCO	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc. (“T. Rowe Price”)	• Seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Index 500 Portfolio***	T. Rowe Price	• Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.
T. Rowe Price New America Growth Portfolio***	T. Rowe Price	• Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. Rowe Price Moderate Allocation Portfolio***	T. Rowe Price	• Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.
T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio***	T. Rowe Price	• Seeks a high level of income consistent with moderate fluctuations in principal value.
T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	T. Rowe Price	• Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.
Thrivent Series Fund, Inc.: Thrivent Aggressive Allocation Portfolio	Thrivent Financial for Lutherans (“Thrivent Financial’)	• Seeks long-term capital growth.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Thrivent Diversified Income Plus Portfolio	Thrivent Financial	• Seeks to maximize income while maintaining prospects for capital appreciation.
Thrivent Global Stock Portfolio	Thrivent Financial	• Seeks long-term capital growth.
Thrivent Large Cap Growth Portfolio	Thrivent Financial	• Seeks long-term capital growth.
Thrivent Mid Cap Index Portfolio	Thrivent Financial	• Seeks total returns that track the performance of the S&P MidCap 400 Index.
Thrivent Mid Cap Stock Portfolio	Thrivent Financial	• Seeks long-term capital growth.
Thrivent Small Cap Index Portfolio	Thrivent Financial	• Seeks capital growth that tracks the performance of the S&P SmallCap 600 Index.
VanEck VIP Trust: VanEck VIP Emerging Markets Bond Fund (formerly VanEck VIP Unconstrained Emerging Markets Bond Fund)—Initial Class Shares***	Van Eck Associates Corporation	• Seeks high total return-income plus capital appreciation-by investing globally, primarily in a variety of debt securities.
Victory Variable Insurance Funds: Victory RS International VIP Series—Class I Shares	Victory Capital Management Inc.	• Seeks to provide long-term capital appreciation.
Victory RS Small Cap Growth Equity VIP Series—Class I Shares	Victory Capital Management Inc.	• Seeks to provide long-term capital growth.
Voya Variable Portfolios, Inc.: Voya High Yield Portfolio—Class I	Voya Investments, LLC (“Voya”) Subadviser: Voya Investment Management Co. LLC (“VIM”)	• Seeks to provide investors with a high level of current income and total return.
Voya Index Solution 2030 Portfolio—Class Z	Voya Subadviser: VIM

•  Seeks to provide total return consistent with an asset allocation targeted to a retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Index Solution 2040 Portfolio—Class Z	Voya Subadviser: VIM

•  Seeks to provide total return consistent with an asset allocation targeted to a retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Index Solution 2050 Portfolio—Class Z	Voya Subadviser: VIM

•  Seeks to provide total return consistent with an asset allocation targeted to a retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Voya Limited Maturity Bond Portfolio—Class I	Voya Subadviser: VIM

•  Seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Voya MidCap Opportunities Portfolio—Class I	Voya Subadviser: VIM	• Seeks long-term capital appreciation.
Voya Russell™ Mid Cap Index Portfolio—Class I	Voya Subadviser: VIM	• Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.
Voya Small Company Portfolio—Class I	Voya Subadviser: VIM	• Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.
VY® JPMorgan Mid Cap Value Portfolio—Class I	Voya Subadviser: J.P. Morgan Investment Management Inc.	• Seeks growth from capital appreciation.
VY® JPMorgan Small Cap Core Equity Portfolio—Class I	Voya Subadviser: J.P. Morgan Investment Management Inc.	• Seeks capital growth over the long-term.
VY® Morgan Stanley Global Franchise Portfolio—Class R6	Voya Subadviser: Morgan Stanley Investment Management Inc.	• Seeks long-term capital appreciation.
VY® T. Rowe Price Capital Appreciation Portfolio—Class I	Voya Subadviser: T. Rowe Price Associates, Inc.	• Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

*	An affiliate of NYLIAC.

**

Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

***

No premiums or transfers will be accepted into this Investment Division. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each within your policy. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Allocation Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

In addition, some of the Eligible Portfolios may use what are known as “volatility management strategies. “Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Cash Value. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Investment Divisions from among the 176 Investment Divisions (126 of which are open to all policyowners), as well as to the Fixed Account for Net Premium payments. (Certain policies may allocate among 35 Investment Divisions and the Fixed Account; contact us for more information.) You can transfer all or part of the Cash Value of your policy among the Investment Allocation Options tax-free within the limits described in this prospectus.

MONEY MARKET FUND FEES AND GATES

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for 10 business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, partial withdrawals, and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and/or repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio and Fidelity® VIP Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, partial withdrawals, and benefit payments from the Portfolio.

REINVESTMENT

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

INVESTMENT RETURN

The investment return of a policy is based on

•	the number of Accumulation Units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, and the amount you have in the Loan Account,

•	the investment experience of each Investment Division as measured by its actual net rate of return,

•

and the interest rate we credit on the amount you have in the Fixed Account and/or Loan Account. The Loan Account will be credited with interest at a rate that will never be less than the greater of (i) the Effective Annual Loan Interest Rate, less 2.00%; or (ii) the Fixed Account GMIR.

For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, any dividend or capital gains distributions declared by the Fund, and the policy’s Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

For CorpExec VUL III, IV and V: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, and any dividend or capital gains distributions declared by the Fund. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

We will credit any amounts in the Fixed Account and Loan Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to amounts in the Fixed Account and Loan Account. All Net Premiums applied to the Fixed Account and amounts transferred to the Fixed Account and Loan Account receive the applicable rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account may be different from the rate applied to prior premium payments made into the Fixed Account. Interest rates will fluctuate for the entirety of holdings in the Fixed Account.

Funds may lose value; are not guaranteed; are not a deposit; are not FDIC/ National Credit Union Administration insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract or separate account charges such as the Monthly Contract Charge, Sales Expense Charge, state and federal premium tax charges, Monthly Cost of Insurance Charge, Mortality and Expense Risk charges, or rider charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature or other marketing materials, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person with a voting interest.

We will vote the Fund shares for which we do not receive timely instructions, and any other shares that we (or our affiliates) own in our own right, in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether Planned or Unplanned, we will deduct a Sales Expense Charge, a State Premium Tax Charge, and a Federal Premium Tax Charge.

SALES EXPENSE CHARGE

A Sales Expense Charge is deducted from each Planned and Unplanned Premium payment when that payment is received. We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Sales Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from any Monthly Deduction Charges.

Corp Exec VUL II:

Current—The Sales Expense Charge is deducted as follows:

During the first Policy Year, we currently deduct a Sales Expense Charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a Sales Expense Charge of 1.25% from any additional premiums paid in that Policy Year.

During each of Policy Years two through seven, we currently expect to deduct a Sales Expense Charge of 9.75% from any premiums paid up to and including the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a Sales Expense Charge of 0.75% from any additional premiums paid in that Policy Year.

During each of Policy Years eight through ten, we currently expect to deduct a Sales Expense Charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a Sales Expense Charge of 0.25% from any additional premiums paid in that Policy Year.

Beginning in the eleventh Policy Year, we currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a Sales Expense Charge of 0.25% from any additional premiums paid in that Policy Year.

Corp Exec VUL III and IV:

Current—The sales expense charge is deducted as follows:

During the first Policy Year, we currently deduct a Sales Expense Charge of 10.75% from any premiums paid up to and including the Target Premium. Once the Target Premium for that Policy Year has been reached, we do not deduct a sales expense charge from any additional premiums paid in that Policy Year.

During each of Policy Years two through five, we currently expect to deduct a Sales Expense Charge of 5.75% from any premiums paid up to and including the Target Premium. Once the Target Premium for that Policy Year has been reached, we do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year.

During each of Policy Years six and seven, we currently expect to deduct a Sales Expense Charge of 4.75% from any premiums paid up to and including the Target Premium. Once the Target Premium for that Policy Year has been reached, we do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year.

Beginning in the eighth Policy Year, we currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to and including the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year.

Corp Exec VUL V:

Current—The sales expense charge is deducted as follows:

During the First Policy Year, we currently deduct a Sales Expense Charge of 14.00% from any premiums paid up to and including the Target Premium. Once the Target Premium for the First Policy Year has been reached, we expect to deduct a Sales Expense Charge of 1.00% from any additional premiums paid in that Policy Year.

During each of Policy Years two through five, we currently expect to deduct a Sales Expense Charge of 10.00% from any premiums paid up to and including the Target Premium. Once the Target Premium for that Policy Year has been reached, we do not expect to deduct a Sales Expense Charge from any additional premiums paid in Policy Years two through five.

During each of Policy Years six and seven, we currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to and including the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, we do not expect to deduct a Sales Expense Charge from any additional premiums paid in such Policy Year.

Beginning in the eighth Policy Year, we do not currently expect to deduct a Sales Expense Charge from any premiums paid.

Corp Exec VUL II, III, IV and V:

Guaranteed maximum—We may increase the Sales Expense Charge in the future, at our discretion, but not above the guaranteed maximum. During the first Policy Year, we guarantee that any Sales Expense Charge we deduct will never exceed 14.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge of more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, we guarantee that any Sales Expense Charge we deduct will never exceed 10.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge of more than 3.00% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, we guarantee that any Sales Expense Charge we deduct will never exceed 5.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected a term rider, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Face Amount or Target Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from 0% to 3.50% (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a “State Premium Tax Charge Back,” and the rate may not be changed for the life of the policy. The amount we deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions. We will not impose a state premium tax charge greater than 2.00% unless there is a change in applicable law.

CorpExec VUL II:

We currently deduct 2.00% of each premium payment you make.

CorpExec VUL III and IV:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

CorpExec VUL V:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. Beginning in the eighth Policy Year, we currently expect to deduct 1.50% of each premium payment you make up to the Target Premium and 1.50% on the amount paid over the Target Premium, as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25%, unless there is a change in applicable law.

CorpExec VUL II, III and IV:

We deduct 1.25% of each premium payment you make.

CorpExec VUL V:

During the first seven policy years, we currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, we expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM CASH VALUE

Each month, we deduct a Monthly Contract Charge and a Cost of Insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) for CorpExec VUL II policies and a Monthly Contract Charge, a Cost of Insurance Charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) and a Mortality and Expense Risk charge for CEVUL III-V policies. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the

Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the policy application. If no expense charge allocation is in effect, monthly deductions will be made pro-rata from each of the Investment Divisions and the Fixed Account.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, we will deduct a Monthly Contract Charge to cover the costs for providing certain administrative services, including collecting premiums, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

CorpExec VUL II:

We currently deduct a Monthly Contract Charge of $5.00 ($60.00 per year).

We guarantee that this charge will never exceed $9.00 ($108.00 per year) in all Policy Years.

CorpExec VUL III, IV, and V:

We currently deduct a Monthly Charge of $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year).

We guarantee that this charge will never exceed $9.00 ($108.00 per year) in all Policy Years.

COST OF INSURANCE CHARGE

On each Monthly Deduction Day, we will deduct the Cost of Insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge equals (a) multiplied by the result of (b) minus (c), where:

(a)	is the applicable cost of insurance rate per $1,000 of insurance;

(b)	is the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737; and for

CorpExec VUL II:

(c)

is the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this Cost of Insurance charge, but after the Monthly Contract Charge and any charges for riders are deducted).

CorpExec VUL III, IV, and V:

(c)

is the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this Cost of Insurance charge, but after the Mortality and Expense Risk charge, the Monthly Contract Charge, and any charges for riders are deducted).

The Net Amount at Risk is (b) minus (c).

The cost of insurance charge will never be less than zero.

The Life Insurance Benefit varies based on the Life Insurance Option chosen. The Cash Value varies based upon performance of the Investment Divisions selected, interest credited to the Fixed Account and Loan Account, Policy Debt, charges, and premium payments. We determine the initial rate of the Cost of Insurance charge based upon our underwriting of your policy. Underwriting determinations are based on various factors including, but not limited to, the Insured’s age, sex, class of risk, Policy Year, and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors, including, but not limited to, mortality, investment income, expenses, and persistency.

For insureds rated sub-standard risks, an additional Flat Extra may be assessed as part of the Cost of Insurance charge due to an Insured’s circumstances including, but not limited to, his or her medical condition, occupation, or motor vehicle or aviation record. Any additional Flat Extras (which might apply to certain Insureds based on our underwriting) will also be deducted on each Monthly Deduction Day. If applicable, the amount and duration of these additional Flat Extras will be displayed on your Policy Data Page. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy.

We will no longer deduct Cost of Insurance charges after the insured reaches Attained Age 100.

MORTALITY AND EXPENSE RISK CHARGE

We assume a mortality risk that the group of lives we have insured under our policies may, on average, not live as long as we have expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than what we have estimated.

CorpExec VUL II:

Current—We currently deduct a daily Mortality and Expense Risk charge from the NAV of each Investment Division that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the average daily Accumulation Value.

CorpExec VUL III and IV:

Current—We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 through 25, or $4.50 per $1,000; and 0.25% in Policy Years 26 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL V:

Current—We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.50% in Policy Years 1 through 10, or $5.00 per $1,000, and 0.25% in Policy Years 11 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL II, III, IV, and V:

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9.00 per $1,000, of the average daily Accumulation Value.

We may increase or decrease the current Mortality and Expense Risk charge if the mortality risk profile of policyowners changes, or if a change in law, regulation, or administrative interpretation thereof affects our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases our after-tax cost of doing business, or if our costs of doing business change for any other reason. However, the Mortality and Expense Risk charge will never exceed the guaranteed maximum. We will notify policyowners at least 30 days before the change by prospectus supplement and letter.

If the current charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

RIDER CHARGES

Each month, if you elected an optional rider, the cost of the rider is included in the Monthly Cost of Insurance charge. (For more information about specific riders’ charges, see “Table of Fees and Expenses.”)

SEPARATE ACCOUNT CHARGES

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the Accumulation Unit value. The Accumulation Unit value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on surrenders and partial surrenders (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or policy transaction proceeds.

PARTIAL SURRENDER PROCESSING FEE

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. Currently, we do not charge a fee when you make a partial surrender.

FUND TRANSFER CHARGE

We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

LOAN CHARGES

We currently charge an Effective Annual Loan Interest Rate of 4.00% payable in arrears. The maximum loan interest rate we will charge is 6.00%. When you Request a loan, an amount equal to the requested loan amount is transferred from the Allocation Alternatives to the Loan Account and this amount is added to any Policy Debt.

When you take a loan against your policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently expect to credit on loaned amounts is 0.50% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the rate we charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the Effective Annual Loan Rate, less 2.00%; or (2) the Fixed Account GMIR. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

HOW THE POLICY WORKS

CorpExec VUL II:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual effective investment return of 4.92% for all years:

	Premium Paid	$7,000
less:	Below Target Premium Sales Expense Charge	962
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	88

equals:	Net Premium	$5,810
less:	Monthly contract charge (5.00 per month)	60
less:	Charges for cost of insurance (varies monthly)	635
plus:	Net investment performance (varies daily)	267

equals:	Cash Value	$5,382
plus:	DPL Account	1,190

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$6,572

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL III:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.18% for all years:

	Premium Paid	$7,000
less:	Below Target Premium Sales Expense Charge	752
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	88

equals:	Net Premium	$6,020
less:	Mortality and Expense Risk charge (varies monthly)	15
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0
less	Charges for cost of insurance (varies monthly)	254
plus:	Net investment performance (varies daily)	304

equals:	Cash Value	$6,055
plus:	DPL Account	980

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,035

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL IV:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.18% for all years:

	Premium Paid	$7,000
less:	Below Target Premium Sales Expense Charge	752
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	88

equals:	Net Premium	$6,020
less:	Mortality and Expense Risk charge (varies monthly)	15
less:	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0
less	Charges for cost of insurance (varies monthly)	254
plus:	Net investment performance (varies daily)	304

equals:	Cash Value	$6,055
plus:	DPL Account	1,078

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,133

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL V:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue basis, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.18% for all years:

	Premium Paid	$7,000
less:	Below Target Premium Sales Expense Charge	980
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	88

equals:	Net Premium	$5,792
less:	Mortality and Expense Risk charge (varies monthly)	29
less:	Charges for Cost of Insurance (varies monthly)	254
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0
plus:	Net investment performance (varies daily)	292

equals:	Cash Value	$5,801
plus:	DPL Account	1,328

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,129

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the policyowner (or contract owner), the Insured and the beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

•	elect/add/terminate riders

•	change a beneficiary

•	choose/change underlying Allocation Alternatives

•	take a loan against or take a partial withdrawal from the Cash Value of the policy.

The current policyowner has the right to transfer ownership to another party/entity. This must be done using our approved “Transfer of Ownership” form in effect at the time of the Request. Please note that the completed Transfer of Ownership form must be sent to our Service Office in Good Order. When we record the change, it will take effect as of the date the form was signed, subject to any payment made or other action we take before recording. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who becomes the owner of an existing policy. A transfer of ownership Request on any variable product requires that the new owner(s) submit financial and suitability information. In addition, following certain types of ownership transfer, you may not be eligible to receive the Alternative Cash Surrender Value upon surrender. For more information about Alternative Cash Surrender Value eligibility, please see “Surrenders—Full Surrenders—Requesting a Surrender.”

INSURED: An Insured’s personal information determines the cost of the life insurance coverage and whether the Life Insurance Proceeds become payable.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies in our records to receive the Life Insurance Proceeds from the policy. If the policyowner is an individual, he or she may name his or her estate as the beneficiary.

Who is named as policyowner and beneficiary may impact whether and to what extent the Life Insurance Proceeds may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy” and “IRC Section 101(j)—Impact on Employer-Owner Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured. We will pay the designated beneficiary the Life Insurance Proceeds if the policy is still in effect when the Insured dies.

The policy offers:

1.	flexible premium payments where you decide the timing and amount of the payment;

2.	a choice of three Life Insurance Benefit options;

3.	access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits);

4.	the ability to increase or decrease the policy’s Face Amount of insurance (within limits);

5.	additional benefits through the use of optional riders; and

6.	a selection of Allocation Alternatives, including 176 Investment Divisions (126 of which are available to all policyowners) and a Fixed Account with a GMIR.

Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a Non-Qualified Policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the Request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue and full medical underwriting. Under certain arrangements, if our procedures permit guaranteed issue underwriting, the cost of insurance rates are higher for healthy individuals when this method of underwriting is used than under a substantially similar policy that is issued based on full medical underwriting. Therefore, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy on a unisex basis in certain states where applicable. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may need to make additional premium payments to keep your policy from lapsing. The currently available methods of payment are: direct payments to NYLIAC and any other method to which we agree. (See “Premiums” for more information.)

CASH VALUE

After the free look period has expired, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy at any time is the sum of the Accumulation Value in the Separate Account, plus the value in the Fixed Account and the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of such surrenders); and

•	the amount of charges we deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the DPL Account. You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits. The DPL Account is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal. The Alternative Cash Surrender Value is not available during the Right to Examine period.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 176 Investment Divisions (126 of which are available to all policyowners), as well as to the Fixed Account. Certain policies can allocate among 35 Allocation Alternatives, including the Fixed Account; contact us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, transferred, partially withdrawn, fully surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the policy transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

CorpExec VUL II:

The net investment factor we use to calculate the value of an Accumulation Unit in any Investment Division is ((a) divided by (b)) minus (c), where:

(a)	is the net asset value of a Portfolio share, unit, or interest held in the Separate Account for that Investment Division determined at the end of the current Business Day on which we calculate the Accumulation Unit value, plus the per share, unit, or interest amount of any dividends paid or capital gain distributions made by the Portfolio if the ex-dividend date occurs since the end of the immediately preceding Business Day on which we calculate an Accumulation Unit value for that Investment Division; and

(b)

is the net asset value of a Portfolio share, unit, or interest held in the Separate Account for that Investment Division determined as of the end of the immediately preceding Business Day on which we calculated an Accumulation Unit value for that Investment Division; and

(c)

is the Mortality and Expense Risk charge. This charge is deducted on a daily basis. It is currently equal to an annual rate of 0.25% of the average daily Accumulation Value of each Investment Division’s assets.

CorpExec VUL III, IV and V:

The net investment factor we use to calculate the value of an Accumulation Unit in any Investment Division is (a) divided by (b), where:

(a)

is the net asset value of a Portfolio share, unit, or interest held in the Separate Account for that Investment Division determined at the end of the current Business Day on which we calculate the Accumulation Unit value, plus the per share, unit, or interest amount of any dividends paid or capital gain distributions made by the Portfolio for shares if the ex-dividend date occurs since the end of the immediately preceding Business Day on which we calculate an Accumulation Unit value for that Investment Division; and

(b)

the net asset value of a Portfolio share, unit or interest held in the Separate Account for that Investment Division determined as of the end of the immediately preceding Business Day on which we calculated an Accumulation Unit value for that Investment Division.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

AMOUNT IN THE FIXED ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account. Any limitations on transfers are described in the “Transfers Among Investment Divisions and the Fixed Account” below. The amount you have in the Fixed Account equals:

(1)	the sum of the Net Premium payments you have allocated to the Fixed Account; plus

(2)	any transfers you have made from the Separate Account to the Fixed Account; plus

(3)	any interest credited to the Fixed Account; less

(4)	any partial withdrawals you have taken from the Fixed Account; less

(5)	any charges we have deducted from the Fixed Account; less

(6)	any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may apply a transfer charge, which will not exceed $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made. Transfer Requests must be submitted to our Service Office.

Transfers among Investment Divisions and from the Investment Divisions to the Fixed Account:

You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions, subject to the following conditions:

•

Minimum Transfer—Unless we agree otherwise, the minimum amount that can be transferred is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made.

•

Minimum Remaining Value—After the transfer, the value of: (i) the remaining Accumulation Units in an Investment Division or (ii) the Fixed Account must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer.

Transfers to or from the Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer Request. Transfers received after the close of the NYSE (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

Transfers from the Fixed Account to the Investment Divisions:

You may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy Year’s transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate on the application), or another date you request and we approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

•	Minimum Transfer—Unless we agree otherwise, the minimum amount that may be transferred is $500.

•

Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer. (This will apply even in cases where we have limited the maximum that you may transfer, as stated above).

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Generally, we require that all transfer Requests be submitted through the U.S. mail or an overnight carrier. We may permit, in certain limited circumstances, for a limited category of policies, transfer Requests to be submitted by fax or e-mail transmission. These requirements are designed to limit potentially harmful transfers.

Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer Request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying Fund; and/or

•	limit the dollar amount, frequency or number of transfers.

We do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division or Fidelity® VIP Government Money Market Portfolio or within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP U.S. Government Money Market Investment Division or Fidelity® VIP Government Money Market Portfolio at the expiration of the free look period, and transfers made pursuant to the Dollar-Cost Averaging and Automatic Asset Reallocation options.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer Request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer Request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer Request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Transfer Requests must be sent to our Service Office. We will provide you with written notice of any transfer Request we reject or reverse. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our transfer procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or maximum amount of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1)

The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2)

The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies we issue. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer Requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Divisions correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to, among other things:

(1)	an adverse effect on Portfolio management, such as:

a)	impeding a Portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise inopportune time) to pay partial withdrawals or transfers out of the underlying Eligible Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on our standards and limits for issuing insurance and classifying risks. An additional “Term Insurance Benefit” is provided by a rider and is subject to the terms of both the policy and the rider. The policyowner may select either the Supplementary Term Rider (“STR”) or the Level Term Rider (“LTR”), but not both riders. Also, the STR is not available to policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information). If desired, the riders must have been elected at the time the policy application was completed. Unlike the STR (which adjusts to maintain a targeted Life Insurance Benefit in combination with the base policy), the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

Supplementary Term Rider:

•

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount, when added to the initial Face Amount of the base policy, equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table,” the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

•	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

•	Option 2—The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

•	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the STR will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the policyowner may:

•	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

•	Convert the STR to increase the Face Amount of the policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

The policyowner may request changes to the policy under the STR if:

(a)	the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

(b)

the Term Insurance Benefit does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the STR ends on the earliest of:

(a)	the Monthly Deduction Day on or next following our receipt of the policyowner’s signed request to cancel the rider,

(b)	the Policy Anniversary on which the Insured’s Attained Age is or would have been 100, as required by law,

(c)	the date the STR is fully converted, or

(d)	the date the policy ends or is surrendered.

•	Level Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit of this rider is the amount specified in the application and is shown on the Policy Data Page.

Within certain limits, the policyowner may:

•	Increase or decrease the Term Insurance Benefit of the rider; and/or

•	Convert this rider to increase the Face Amount of policyowner’s base policy.

If the LTR is in effect, the policyowner may request changes to the policy if:

(a)

the total of the Term Insurance Benefit of this rider and the Face Amount of the policy is not decreased to an amount below $150,000 unless the decrease is due to a partial withdrawal under the policy.

(b)

the Face Amount of the rider does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit of the rider or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the LTR ends on the earliest of:

(a)	the Monthly Deduction Day on or next following our receipt of the policyowner’s signed request to cancel the LTR,
(b)	the Policy Anniversary on which the Insured’s Attained Age is or would have been 100, as required by law,

(c)	the date the LTR is fully converted, or

(d)	the date the policy ends or is surrendered.

•	Term Rider vs. Base Policy Coverage

You should consider a number of factors when deciding whether to purchase life insurance benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial life insurance benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider may have. See “Charges

Associated with the Policy—Deductions From Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

If lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current Cost of Insurance charges are different under base policy coverage than under a term rider. In general, these rates are lower for life insurance benefit coverage provided under a term rider than coverage under the policy for the first six Policy Years. Usually, beginning in Policy Year seven, the Cost of Insurance rates under the term rider may be higher than the Cost of Insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy, in particular, during the period referenced above, as well as the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher Cost of Insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

You should review several illustrations with various combinations of base policy and term rider coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your Registered Representative to review your various options.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR-COST AVERAGING

Dollar-Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar-Cost Averaging, you must send a completed Dollar-Cost Averaging form to our Service Office in Good Order. The main objective of Dollar-Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar-Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar-Cost Averaging feature, we will ask you to specify:

•	the dollar amount you want to have transferred (minimum transfer $100);

•	the Investment Division from which you want to transfer money;

•	the Investment Division(s) and/or Fixed Account you want to transfer money to;

•	the date on which you want the transfers to be made, within limits; and

•	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You may not make Dollar-Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account, subject to any limits specified in the section, “Description of the Policy—Investment Divisions and the Fixed Account—Transfers Among Investment Divisions and the Fixed Account.” We do not count Dollar-Cost Averaging transfers against any limitations We may impose on the number of free transfers.

You may elect this option if your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar-Cost Averaging transfers will resume automatically as last requested.

We will make all Dollar-Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You may specify any day of the month other than the 29th, 30th or 31st of a month. We will not process a Dollar-Cost Averaging transfer unless we have received a Request. We must receive this Request at least five Business Days before the date Dollar-Cost Averaging transfers are scheduled to begin. If your Request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your Request.

You may cancel the Dollar-Cost Averaging option at any time. To cancel the Dollar-Cost Averaging Option, we must receive a Request. You may not elect Dollar-Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose this option, we will reallocate your assets automatically on a schedule you select among the Investment Divisions to maintain a predetermined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form to our Service Office in Good Order. For example, you could specify that 50% of the amount you have in the Investment Division of the Separate Account be allocated to one Investment Divisions, while the other 50% be allocated to another Investment Division. Over time, however, the performance variations in each of these Investment Divisions would cause this balance to shift. With the AAR option, we will reallocate the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account are excluded from AAR.

We will make AAR transfers either quarterly, semi-annually, or annually (but not monthly), based on your Policy Anniversary. If your Policy Anniversary is on the 29th, 30th, or 31st of a month, the reallocation transfer will occur on the 28th of the month. Your AAR will be canceled if a premium allocation change or Investment Division transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your Investment Division transfer and premium allocation changes. To process AAR transfers, or to cancel or modify an existing AAR, you must send a Request. NYLIAC must receive your Request no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your Request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your Request.

You may elect this option if your Cash Value in the Separate Account is $2,500 or more. We will suspend this option automatically if your Cash Value in the Separate Account is less than $2,000 on a reallocation date. Once your Cash Value in the Separate Account equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this option. We do not count AAR transfers against any limitations we may impose on the number of free transfers.

You cannot elect AAR if you have chosen Dollar-Cost Averaging. However, you have the option of alternating between these two policy options.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you may exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because We have discontinued sales of this policy, you may not exchange another policy for one described in this prospectus. Before making an exchange, you should compare both policies carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on your existing policy and you will have to pay sales expense charges on the new policy (See “Charges Associated with the Policy—Deductions from Premium Payments—Sales Expense Charge” for more information.) . Also, some charges may be higher (or lower) and the benefits may be different for the new policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the Insured at the time of the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange Request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange Request. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

ATTAINED AGE 100 POLICY ANNIVERSARY

Beginning on the Policy Anniversary on which the Insured’s Attained Age is 100, the Life Insurance Benefit will equal the Cash Value for all subsequent years, but the following limitations will apply:

(a)

No further Planned or Unplanned Premiums will be allowed, except as needed to keep your policy from lapsing, and no further deductions for Cost of Insurance charges will be made from the Cash Value. We will continue to deduct all other Monthly Deduction Charges.

(b)	The amount in the Fixed Account will continue to accumulate interest.

(c)

You may Request new policy loans and loan interest will continue to accrue on any new and existing loans at the Effective Annual Loan Interest Rate. However, if the amount of the Policy Debt is greater than the Cash Surrender value of your policy, your policy could lapse.

(d)	Partial withdrawals and loan repayments will continue to be allowed.

(e)	Changes to the Life Insurance Benefit Option will not be allowed.

(f)	The policy may be surrendered for its proceeds by submitting a Notice to us.

(g)	Any riders attached to your policy will end, unless stated otherwise in the rider.

(h)	Any assets in the Separate Account will continue to participate in the investment experience of the Investment Divisions.

(i)

Transfers among the Allocation Alternatives will continue to be allowed, subject to the limitations described in this prospectus. Please refer to “Investment Divisions and the Fixed Account—Transfers Among Investment Divisions and the Fixed Account” for more information on these limitations.

Your policy may not qualify as life insurance after the Insured’s Attained Age 100 under federal tax law and may be subject to adverse tax consequences. Please consult your tax advisor before choosing to continue the policy or take a policy loan after Attained Age 100.

If your policy is still in effect when the Insured dies, we will pay the Life Insurance Proceeds to the beneficiary.

24 MONTH EXCHANGE PRIVILEGE

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own your Corporate Executive Series Variable Universal Life policy, you may exchange it for a policy on the life of the Insured without evidence of insurability.

The new policy will be on a permanent plan of life insurance, which we were offering for this purpose on the Issue Date of the existing policy. The new policy will have a face amount equal to the initial Face Amount of your existing policy. It will be based on the same Policy Date, Insured’s class of risk, gender, and issue age, but will not offer variable Allocation Alternatives, such as Investment Divisions. The new policy will have the same provisions and be subject to the same limitations as are in the series of permanent plan life insurance policies being issued by us on that date. Any riders attached to the existing policy will end on the date of exchange, unless we agree otherwise.

To exchange the policy:

•	your policy must be in effect on the date of the exchange;

•	you must repay any Policy Debt;

•	you must send a Request to our Service Office; and

•	if necessary, we will require you to make any adjustment between the premiums and Cash Values of the existing policy and the new policy.

You will have to pay any sales expense charges imposed by the new policy. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law.

On the Business Day we receive a Request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends the policy to our Service Office along with a Request; or (b) the Business Day we receive the policy at our Service Office and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange Request and the issuance of the new policy, which could affect, the Cash Value applied to your new policy.

PREMIUMS

Premium payments are classified as Planned or Unplanned Premiums.

The current available methods of payment are: direct payment to NYLIAC or any other method agreed to by us.

Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of our affiliated broker-dealer, NYLIFE Securities).

PLANNED PREMIUM

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make, subject to the limits that we may set. The premium amount you select for this schedule is called your “Planned Premium.” It is shown on your application. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, and loans.

You may make Planned Premium payments at any time up to the Policy Anniversary on which the Insured’s Attained Age is 100. However, if payment of a Planned Premium will cause the Life Insurance Benefit of your policy to increase more than the Alternative Cash Surrender Value plus Policy Debt will increase, we reserve the right to require proof of insurability before accepting that payment and applying it to your policy. If we require such proof, we will require a written application and will place a copy of that application in the policy and make it a part of your policy. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

There is no penalty if a Planned Premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying Planned Premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the Cash Surrender Value. You can call our Service Office to determine if we have received your premium payment.

UNPLANNED PREMIUM

An Unplanned Premium is a payment you make that is not part of the premium schedule you choose.

•

While the Insured is living, you may make Unplanned Premium payments at any time before the Policy Anniversary on which the Insured’s Attained Age is 100. Unplanned Premium payments may only be made after the Attained Age 100 Policy Anniversary in order to keep the policy from lapsing.

•

If payment of an Unplanned Premium would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, we may require proof of insurability before accepting that payment and applying it to your policy. If we require such proof, we will require a written application and will place a copy of that application in the policy and make it a part of the policy. The Life Insurance Benefit increase may be necessary for your policy to continue to qualify as life insurance under IRC Section 7702.

•

If a premium payment would cause total premium payments in a Policy Year to exceed the Planned Premium amount for that Policy Year, the excess is Unplanned Premium, even if you made a partial withdrawal from the policy during that Policy Year.

No premium payment, Planned or Unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent to our Service Office in Good Order.

RISK OF MINIMALLY FUNDED POLICIES

You may make additional Planned or Unplanned Premium payments at any time until the Policy Anniversary when the Insured’s Attained Age is 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. In such event, you may want to consider paying more premium than requested to account for the impact of potential market fluctuations and performance-related risks on your Cash Value. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. In addition, by paying only the minimum premium required to keep the policy in force, you may forego the opportunity to build up significant Cash Value in the policy. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuations and performance-related risks. When determining the amount of your Planned Premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the Planned Premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received at our Service Office in Good Order, assuming it is received prior to the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time. Any premiums received in Good Order after that time will be credited to your policy on the next Business Day.

The Portfolio assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK (OR “RIGHT TO EXAMINE”)

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy in Good Order to our Service Office (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 10 days of receiving the policy, along with a Request for cancellation.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period, unless we have specified otherwise in the “State Variations” section. After the end of the free look period, or the date we receive your policy delivery receipt, whichever is later, we will then allocate the Net Premium plus any accrued interest to the Investment Divisions of the Separate Account or the Fixed Account according to the instructions in your Premium Allocation Form. If you cancel your policy, however, we will pay you, as of the Business Day either our Service Office or the registered representative through whom you purchased it receives the policy along with the Request for cancellation, the greater of (a) your policy’s Cash Value as of the date the policy as returned or (b) the total premium payments you have made, less Policy Debt and any partial withdrawals you have taken. The Alternative Cash Surrender Value does not apply if you exercise this “free look” or right to cancel.

PREMIUM PAYMENTS

Premium payments should be mailed to our Service Office. Acceptance of initial and subsequent premium payments (whether Planned or Unplanned) are subject to the suitability standards of the selling broker-dealer (including those of our affiliated broker-dealer, NYLIFE Securities).

The currently available methods of payment are: direct payment to NYLIAC and any other method to which we agree.

We apply the Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions.

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See “Policy Payment Information—Life Insurance Benefit Options” for more information. You may call our Service Office to determine whether an additional premium payment would be allowed under your policy.

You may change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to our Service Office in Good Order. Your revised premium allocation selection will be effective as of the Business Day we receive the revised premium allocation at our Service Office in Good Order. Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must total 100% and be in whole numbers or, if needed, may contain up to two decimal places.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time as We agree to reinstate it.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date we receive the first Planned Premium payment in Good Order.

The Monthly Deduction Charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You may increase or decrease the Face Amount of your policy on or after the first Policy Anniversary, subject to the minimum Face Amount limitations and minimum Face Amount increase and decrease amounts shown in your policy. If you increase the Face Amount, you may be subject to increased Cost of Insurance rates which in no event will be higher than the Maximum Cost of Insurance Rates on your Policy Data Page. The Face Amount of your policy affects the Life Insurance Benefit to be paid. To increase the Face Amount of your policy, you must send a Request. We may require a written application, signed by you and the Insured, and proof of insurability to increase the Face Amount. Any increase in Face Amount will be subject to our approval and the limits we set. If we approve an increase, we will increase the Face Amount on the Monthly Deduction Day on or after the Business Day we approve the increase. Any increase in the Face Amount that occurs automatically and without your Request is not subject to evidence of insurability.

You should consider the following consequences when increasing the Face Amount of your policy:

•	possible increased monthly Cost of Insurance charges;

•	a new suicide and contestability period applicable only to the amount of the increase;

•	a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and

•	a possible new seven-year testing period for modified endowment contract status.

The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first Policy Anniversary, you may Request a decrease in the Face Amount of your policy. A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner’s Request for the decrease. You should consider the following possible consequences when decreasing the Face Amount of your policy:

•	a change in the total policy monthly Cost of Insurance charges;

•	possible force-outs of premium if premiums paid exceed the GPT; and

•	adverse tax consequences.

The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your policy. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease.

The policyowner may change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in the Face Amount (or for policyowners who have elected to include a term rider, the Target Face Amount) will cause a corresponding change in the Target Premium.

LIFE INSURANCE PROCEEDS

We will pay proceeds to your beneficiary in one sum when we receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; plus

2)	any additional death benefits available under the term riders you have chosen; less

3)	any Policy Debt; less

4)	any unpaid Monthly Deduction Charges; and plus

5)

any interest on these proceeds compounded each year from the date we receive due proof in Good Order that the Insured died while the policy is in effect until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be 3% per year, and will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Beginning on the Policy Anniversary on which the Insured’s Attained Age is 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the Life Insurance Proceeds by any Policy Debt. Also, no further monthly deductions will be made for the Cost of Insurance charge. For more information about your policy as of the Policy Anniversary when the Insured’s Attained Age is 100, see “Description of the Policy—Attained Age 100 Policy Anniversary.” The federal income tax treatment of a life insurance policy is uncertain after the Insured’s Attained Age is 100. See “Federal Income Tax Considerations.”

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the date the Insured’s Attained Age is 100 or the date the Life Insurance Benefit is due and payable. For example, if the payment of a Life Insurance Benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the Life Insurance Benefit, or the beneficiary does not come forward to claim the Life Insurance Benefit in a timely manner, the Life Insurance Benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Insured last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay the Life Insurance Benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designation, including addresses, if and as they change. Please contact us at 1 (888) 695-4748 or send Notice to our Service Office (or any other address we indicate to you in writing) to make such changes.

PAYEES

The beneficiary is the person(s) or entity(ies) you have specified in our records to receive the Life Insurance Proceeds from your policy. You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive the Life Insurance Proceeds after the Insured dies.

•	You may elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

•

To change a revocable beneficiary while the Insured is living, you must send a Request. Generally, the change will take effect as of the date the Request is signed, unless otherwise specified by the policyowner and subject to any payments we made or actions we have already taken.

•

If no beneficiary is living when the Insured dies, we will pay the Life Insurance Proceeds to you (the policyowner) or if you are deceased, to your estate or your successor in interest, unless we have other instructions from you to do otherwise.

You may name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

HOW WE WILL PAY POLICY PROCEEDS

We will pay the Life Insurance Proceeds in a lump sum unless the beneficiary chooses otherwise (See “Policy Payment Information—When We Pay Life Insurance Proceeds—Payment Options” for information about your payment options). After the death of the Insured, if the beneficiary chooses a lump sum payment, we will pay the beneficiary a single check for the amount of the Life Insurance Proceeds. Any Life Insurance Proceeds paid in one sum will bear interest compounded each year from the date we receive due proof in Good Order that the Insured died while the policy is in effect to the date of payment. We set the interest rate each year. This rate will be at least 3% per year and not less than that required by law.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, we will pay any Cash Surrender Value, Alternative Cash Surrender Value, if applicable, partial withdrawals, loan proceeds, or the Life Insurance Proceeds generally within seven days after we receive all of the necessary requirements at Our Service Office in Good Order.

Under the following situations, payment of proceeds may be delayed:

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, the Alternative Cash Surrender Value, or the Life Insurance Proceeds during any period that:

(a)

we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(b)	the SEC, by order, permits us to delay payment in order to protect our policyowners.

•	We may delay payment of any portion of any loan or surrender Request, including Requests for partial withdrawals, from the Fixed Account for up to six months from the date we receive your Request.

•

We may delay payment of the entire Life Insurance Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), we would not be allowed to pay any Request for transfers, partial withdrawals, surrenders, loans, or Life Insurance Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, partial withdrawals, loans, Life Insurance Proceeds, amounts due pursuant to the free look provision, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We will pay interest on Policy Proceeds compounded each year from the date we receive due proof in Good Order that the Insured died while the policy is in effect until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law.

Payment Options

There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

•	Interest Accumulation Option (Option 1 A)

Under this option, the portion of the Life Insurance Proceeds the Beneficiary chooses to keep with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, we will pay interest on all or part of the Life Insurance Proceeds you choose to keep with us. We will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with us.

•	Life Income Option (Option 2)

Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Life Insurance Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table “a” with Projection Scale G and with interest compounded each year at 3%.

If you make a Request to our Service Office, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we decrease the payee’s age at that time, as follows:

2018-2026	2027-2036	2037 and later
–1	–2	–3

A decrease in the payee’s age results in lower payments than if no decrease was made.

Electing or Changing a Payment Option

While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a Request to our Service Office. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the Insured dies, any person who is entitled to receive Life Insurance Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option sends a Notice to the Service Office and we agree.

If we agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in our General Account.

LIFE INSURANCE BENEFIT OPTIONS

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:

Option 1—	The Life Insurance Benefit under this option is equal to the greater of (a) the Face Amount of the policy or (b) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC.

Option 2—	The Life Insurance Benefit under this option is equal to the greater of (a) the Face Amount of the policy plus the Alternative Cash Surrender Value or (b) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC.

Option 3—	The Life Insurance benefit under this option is equal to the greater of (a) the Face Amount of the policy plus the Cumulative Premium Amount or (b) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC.

The Cash Value and, if applicable, the Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by a term rider is added to the amount of the Life Insurance Benefit. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance. We pay interest on the Policy Proceeds compounded each year from the date we receive due proof in Good Order that the Insured died while the Policy is in effect to the date we pay the Policy Proceeds or a payment option becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either the GPT or the CVAT. Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternative Cash Surrender Value, times a percentage determined from the appropriate IRC Section 7702 qualification test. You may choose either the GPT table or CVAT before the policy is issued. Once the policy is issued, you may not change to a different table. The Life Insurance Benefit will vary depending on which test is used. You can find the table that contains the percentages in the Policy Data Pages.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the Insured’s Attained Age) of the Alternative Cash Surrender Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on Attained Age, gender, and risk class of the Insured) of the Alternative Cash Surrender Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, because the percentages used for the GPT corridor are lower than under the CVAT, a GPT corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit may result in additional Cost of Insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit. (See below for examples of the impact of these tests on sample Life Insurance Benefit Options.)

Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

•

If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy Cost of Insurance charges and lower Life Insurance Proceeds than under Options 2 or 3.

•

If you choose Option 2, your Life Insurance Benefit will vary with your policy’s Cash Value and you will generally have higher total policy Cost of Insurance charges and higher Life Insurance Proceeds than under Option 1. While this option may allow you to accumulate Cash Value, the Life Insurance Benefit will be subject to an investment risk.

•

If you choose Option 3, your Life Insurance Benefit will vary with your policy’s Cumulative Premium and you will generally have higher total policy Cost of Insurance charges and higher Life Insurance Proceeds than under Option 1. While this option does not subject you to the investment risk that could result from electing Option 2, it may not provide you with the potential to maximize investment opportunities.

The Life Insurance Benefit Option you choose will affect your policy’s Target Premium via its constituent Face Amount (See “Distribution and Compensation Arrangements” for more information). As Target Premiums, in turn, affect the amount of compensation received by your registered representative, they have the potential to influence the recommendation made by your registered representative or broker-dealer as to the Face Amount that will form part of the Life Insurance Benefit Option you choose.

There is no minimum Life Insurance Proceeds guarantee associated with the policy.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Proceeds may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations-Life Insurance Status of Policy-IRC Section 101(j)-Impact on Employer-Owned Policies” for more information.

EFFECT OF INVESTMENT PERFORMANCE ON THE LIFE INSURANCE BENEFIT

Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the GPT table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from GPT table	215%	215%
(4) Alternative Cash Surrender Value multiplied by
Percentage from GPT table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from CVAT table	288%	288%
(4) Alternative Cash Surrender Value multiplied by
Percentage from CVAT table	$144,000	$115,200
(5) Life Insurance Benefit = Greater of (1) and (4)	$144,000	$115,200

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first Policy Anniversary, you may change the Life Insurance Benefit Option. However, Life Insurance Benefit changes to Option 3 will not be allowed at any time while the Insured is alive. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date we approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change.

Changes from Option 1 to Option 2 If you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the sum of the Alternative Cash Surrender Value plus Policy Debt.	Changes from Option 2 to Option 1 If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value plus Policy Debt.
Changes from Option 3 to Option 1 If you change from Option 3 to Option 1, the Face Amount of the policy will increase by the Cumulative Premiums.	Changes from Option 3 to Option 2 If you change from Option 3 to Option 2, the Face Amount of the policy will increase by the difference between the ACSV and the Cumulative Premiums.
Changes to Option 3 are prohibited.

We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

To change your Life Insurance Benefit Option, you must submit a Request. Changing your Life Insurance Benefit Option may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit.

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor policyowner may be named in the application in a form we provide, or be designated in a Request. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies (or ceases to exist) before the Insured, the original policyowner’s estate (or successor in interest) becomes the new policyowner.

The policyowner may also change the policyowner by sending a Request. When this change takes effect, all rights of ownership in the policy will pass to the new policyowner.

When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner’s Notice, unless otherwise specified by the policyowner. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the beneficiary. You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (i) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (ii) was to a trust established by you for the purposes of providing employee benefits.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that, we cannot contest its validity, except for failure to pay premiums, unless the Insured died within that two-year period, or for cases of fraud in the procurement of your policy, but only when permitted in the state where your policy was delivered. However, for any increase(s) in Face Amount, Target Face Amount, or Term Insurance Benefit provided by a rider, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase. We may contest the payment of that amount only on the basis of those statements made in the application for an increase in Face Amount. However, our right to contest the policy will not apply to an increase in Face Amount that is due simply to a change in the Life Insurance Benefit Option. If the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit, the two-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. Please refer to the Incontestability provision of any riders to your policy for more information.

If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of the Insured for two years from the date of reinstatement.

SUICIDE

If the death of the Insured is a result of suicide within two years of the Issue Date, and while the policy is in force, we will pay limited Life Insurance Proceeds in one sum to the beneficiary. The limited Life Insurance Proceeds are the total amount of premiums, less any Policy Debt and/or any partial withdrawal benefits paid. If a suicide occurs within two years of the effective date of an increase in the Face Amount, Target Face Amount, or Term Insurance Benefit, or the Life Insurance Benefit is increased due to an Unplanned Premium payment, we will only pay the monthly Cost of Insurance charges we deducted from Cash Value for that increase or payment in addition to the limited Life Insurance Proceeds, but not the amount of the Face Amount increase. However, if the increase in the Face Amount is the result of a corresponding decrease in the amount of insurance under the STR, the two-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective. No new suicide provision will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option. If the policy has been reinstated, the two-year suicide exclusion period will begin on the date of reinstatement.

MISSTATEMENT OF AGE OR GENDER

If the policy application misstates Insured’s age or gender, we will adjust the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, the Life Insurance Benefit, and the benefits under any attached riders to reflect the correct age and gender as of the original Issue Date. We will adjust the Life Insurance Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and/or gender. If that correction would cause an increase in the Cash Value, the Cash Value will be recalculated from the Issue Date using the mortality charge based on the correct age and/or gender.

ASSIGNMENT

While the Insured is living, you may assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a Request for the assignment at our Service Office. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax

Considerations” for more information.) The Alternative Cash Surrender Value is generally not available if you assign your policy. (See “State Variations” and your policy for more information about assignments.)

SURRENDERS

PARTIAL WITHDRAWALS

You may request a partial withdrawal from your policy. Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. When you take a partial withdrawal, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount will be reduced by the amount of the partial withdrawal. To withdraw funds from the policy, we must receive your signed Request at our Service Office.

AMOUNT AVAILABLE FOR A PARTIAL WITHDRAWAL

You may request a partial withdrawal from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal as of the Business Day we receive your Request. If we receive your Request after the NYSE is closed for trading, or on a day the NYSE is not open for trading, we will deem the day we receive your Request to be the next Business Day. If a partial withdrawal would reduce the policy’s Face Amount below the minimum Face Amount requirement of $25,000, we reserve the right to require a full surrender. See “Surrenders—Partial Withdrawals—The Effect of a Partial Withdrawal” for more information on how a partial withdrawal may reduce your Face Amount, as applicable.

REQUESTING A PARTIAL WITHDRAWAL

You may request a partial withdrawal from your policy by sending a Request to our Service Office. Withdrawal requests may also be accepted via fax or e-mail.

Generally, we will pay any partial withdrawal in one lump sum within seven days after we receive all necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Life Insurance Proceeds” for more information.)

Your requested partial withdrawal will be effective on the date we receive your Request. However, if the day we receive your Request is not a Business Day or if your Request is received after the close of regular trading on the NYSE, then the requested partial withdrawal will be effective the next Business Day.

You may make a partial withdrawal if (1) the Insured is living, (2) the partial withdrawal requested is at least $500, and (3) the partial withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702. When you make a partial withdrawal, we reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal. You may specify how much of the partial withdrawal you want taken from the amount you have in each of the Allocation Alternatives. If you do not specify how you would like your partial withdrawal allocated, we will request that you provide to us your allocations in a Notice. If the partial withdrawal Request is greater than the amount in the Allocation Alternatives you have chosen, we will request that you provide to us your allocations in a Notice. A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations.”)

THE EFFECT OF A PARTIAL WITHDRAWAL

When you take a partial withdrawal, we reduce your Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, and the Cumulative Premium Amount by the amount of the partial withdrawal and any applicable partial withdrawal fee. To withdraw funds from the policy, we must receive your Request.

•	Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the greater of (a) or (b), where:

(a)	is zero, and

(b)	is the amount of the partial withdrawal less the greater of:

(i)	zero; or

(ii)

the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the Policy Data Page that corresponds to the Insured’s Attained Age at the time of the partial withdrawal.

•	Option 2

For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

•	Option 3

For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the partial withdrawal, a partial withdrawal will not affect the policy’s Face Amount. If the Cumulative Premium Amount is less than the amount of the partial withdrawal, the Face Amount will be reduced by the difference between:

(a)	the amount of the partial withdrawal less the Cumulative Premium Amount immediately prior to the partial withdrawal; and

(b)	the greater of:

(i)

the Alternative Cash Surrender Value of the policy immediately prior to the partial withdrawal, less the Cumulative Premium Amount, minus the policy’s Face Amount divided by the applicable percentage, as shown on the Policy Data Page for the Insured’s Attained Age at the time of the partial withdrawal; or

(ii)	zero.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

The following example shows the effect of a partial withdrawal on the Life Insurance Benefit for Life Insurance Benefit Options 1 and 3, as described above, issued on a male Insured, Attained Age 65:

		Option 1		Option 3
Immediately prior to partial surrender	Total Face Amount		$1,005,000	$715,000
	Death Benefit		$1,005,000	$1,005,000
	ACSV		$500,000	$500,000
	Policy Debt		$—	$—
	Cumulative Premium			290,000
	Partial Withdrawal		$300,000	$300,000
	Percentage shown on Table of Cash Value %‘s for 7702 Compliance		201%	201%

Option 1	Total Face Amount:		$1,005,000
	We reduce Face Amount by the greater of (a) or (b) where:
	(a) is 0, and		$—
	(b) is the partial withdrawal amount ($300,000) less the greater of:		$300,000
	(i) $0; or		—
	(ii)(($500,000 + $0 prior to partial withdrawal) less $1,005,000), divided by 201%.		—
	Face Amount Reduction: (partial withdrawal amount ($300,000) less $0)		$300,000
	Face Amount Reduced to:		$705,000

Option 3	Total Face Amount:		$715,000
	If the Cumulative Premiums ($290,000) are less than the partial withdrawal amount ($300,000), we will reduce the Face Amount by the difference between:
	a) $300,000 less $290,000 (prior to partial withdrawal); and		$10,000
	b) the greater of:	$
	i) $500,000 (ACSV pre-withdrawal) less $290,000 (Cumulative Premiums) less $715,000 (Face Amount) divided by 201%; or		(145,721)
	ii) $0.
	Face Amount Reduction: (difference between (a) [$10,000] and (b) [$0])		$10,000
	Face Amount Reduced to:		$705,000

Any decrease in the policy’s Face Amount caused by the partial withdrawal will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in the Face Amount in the reverse order in which they took place, and then to the initial Face Amount.

FULL SURRENDERS

CASH VALUE

After the free look period has expired, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account, and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of such surrenders); and

•	the amount of charges we deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the DPL Account.

You are generally eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal The ACSV is also not available during the Right to Examine period; nor is it available following the expiration of seven Policy Years.

CorpExec VUL II:

The DPL Account value during the first Policy Year is equal to the cumulative Sales Expense Charge and State and Federal Premium Tax Charges collected during the first Policy Year.

The DPL Account value on each Monthly Deduction Day on and or after the first Policy Anniversary will be equal to (a) multiplied by (b), where:

(a) is the cumulative Sales Expense Charge and State and Federal Premium Tax Charges; and

(b) is (i) divided by (ii), where:

(i) is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and

(ii) 72.

After the first seven Policy Years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL III:

The DPL Account value during the first Policy Year is equal to the cumulative Sales Expense Charge and State and Federal Premium Tax Charges collected during the first Policy Year. Beginning on the first Policy Anniversary and continuing until the 8th Policy Anniversary, the DPL Account will be amortized monthly on a straight-line basis. The DPL Account value on each Monthly Deduction Day on or after the first Policy Anniversary will be equal to (a) plus (b) minus (c), where:

(a)	is the value of the DPL Account as of the prior Monthly Deduction Day;

(b)	is the cumulative Sales Expense Charge and State and Federal Premium Tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

(c)	is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

After the first eight Policy Years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL IV:

We will credit interest on any amount placed in the DPL Account as of the Business Day we receive it. The value of the DPL Account during the first Policy Year is equal to the cumulative Sales Expense Charge and State and Federal Premium Tax Charges collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on each Policy Anniversary. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	11.1%
Policy Anniversary 2	12.5%
Policy Anniversary 3	14.3%
Policy Anniversary 4	16.7%
Policy Anniversary 5	20.0%

Policy Anniversary 6	25.0%
Policy Anniversary 7	33.3%
Policy Anniversary 8	50.0%
Policy Anniversary 9	100.00%

The DPL Account value on each Monthly Deduction Day on or after the first Policy Anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a)	is the value of the DPL Account as of the prior Monthly Deduction Day;

(b)	is the amount amortized;

(c)

is a percentage of the cumulative Sales Expense Charge and State and Federal Premium Tax Charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	88.9%
Policy Year 3	87.5%
Policy Year 4	85.7%
Policy Year 5	83.3%

Policy Year 6	80.0%
Policy Year 7	75.0%
Policy Year 8	66.7%
Policy Year 9	50.0%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest, which we declare periodically. Such rate will be declared at least annually.

After the first nine Policy Years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL V:

We will credit interest on any amount placed in the DPL Account. The value of the DPL Account during the first Policy Year is equal to the cumulative Sales Expense Charge and State and Federal Premium Tax Charges collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on each Policy Anniversary. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	9.5%
Policy Anniversary 2	10.0%
Policy Anniversary 3	10.5%
Policy Anniversary 4	12.0%
Policy Anniversary 5	17.0%

Policy Anniversary 6	20.0%
Policy Anniversary 7	23.0%
Policy Anniversary 8	24.0%
Policy Anniversary 9	25.0%
Policy Anniversary 10	100.0%

The DPL Account value on each Monthly Deduction Day on or after the first Policy Anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a)	is the value of the DPL Account as of the prior Monthly Deduction Day;

(b)	is the amount amortized;

(c)

is a percentage of the cumulative Sales Expense Charge and State and Federal Premium Tax Charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	90.5%
Policy Year 3	90.0%
Policy Year 4	89.5%
Policy Year 5	88.0%
Policy Year 6	83.0%

Policy Year 7	80.0%
Policy Year 8	77.0%
Policy Year 9	76.0%
Policy Year 10	75.0%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest, which we declare periodically. Such rate will be declared at least annually.

After the first ten Policy Years or upon termination of the policy, the value of the DPL Account is zero.

REQUESTING A SURRENDER

To surrender a policy, you will receive the Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. We will calculate the Cash Surrender Value or ACSV as of the date on which we receive your Request, unless a later effective date is selected. All insurance will end on the date we receive your Request for full cash surrender at our Service Office.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day our Service Office receives your Request, together with the policy. If, however, the day we receive your Request is not a Business Day or if your Request is received after the closing of regular trading on the NYSE, the Requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds in one lump sum within seven days after the effective date, subject to the limits explained by the “Policy Payment Information—When We Pay Life Insurance Proceeds” section. All insurance coverage under the policy and any riders will end on the day we receive your surrender Request. A surrender may result in taxable income and a 10% penalty tax may apply. See “Federal Income Tax Considerations” for more information.

LOANS

Using the policy as sole security, you may borrow any amount up to the Loan Value of the policy. The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior Policy Anniversary;

b = the amount of any loan taken since the prior Policy Anniversary; and

c = any loan amount repaid since the prior Policy Anniversary.

Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Loan Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on the Fixed Account.

When you request a loan, or when outstanding interest is added to and becomes part of a loan (Policy Debt), a transfer of funds will be made from the Allocation Alternatives to the Loan Account.

YOUR POLICY AS COLLATERAL FOR A LOAN

The Loan Account secures any Policy Debt and is part of our General Account. When you request a loan, a transfer of funds will be made from the Allocation Alternatives so that the Cash Value in the Loan Account is at least 100% of the requested loan plus any existing Policy Debt. When you request a loan, you may specify the Allocation Alternatives from which the transfer should occur. If you do not specify the source, the transfer amount will be deducted pro-rata from the Allocation Alternatives.

If the requested loan exceeds the amount invested in the specified Allocation Alternatives, the balance will be transferred pro-rata from your assets in the remaining Allocation Alternatives you have.

The effective date of the loan is the Business Day we receive your loan Request, if we receive it before the close of regular trading on the NYSE, generally 4 P.M. EST. Requests received after the NYSE closes are effective the next Business Day.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed

Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred will be allocated according to the policyowner’s premium allocation in effect at the time of transfer unless the policyowner tells us otherwise.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, we currently charge an Effective Annual Loan Interest rate of 4.00%, payable in arrears. Loan interest accrues each day and is compounded annually. Any loan interest that you do not pay as of the Policy Anniversary will become part of the loan, and will also accrue interest. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If we have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1)	The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2)	The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3)	We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4)

If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase. (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

INTEREST CREDITED ON THE CASH VALUE HELD AS COLLATERAL FOR A POLICY LOAN

When you take a loan against your policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the Effective Annual Loan Interest Rate. The rate on the Loan Account may also be different from the rate we credit on amounts in the Fixed Account. We guarantee that the rate we credit on the Loan Account will never be less than the greater of (1) the Effective Annual Loan Interest Rate, less 2.00%; or (2) the GMIR we credit to the Fixed Account. Interest accrues daily and is credited on each Monthly Deduction Day.

For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 0.50% less than the Effective Annual Loan Interest Rate we charge. Beginning on the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.05% less than the Effective Annual Loan Interest Rate we charge. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by s will be applied as directed by the Policyowner.

EXCESS LOAN CONDITION

If the Policy Debt is greater than the Cash Value, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the excess of the Policy Debt over the Cash Value within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain and penalty tax to you. (See “Termination and Reinstatement—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed in the Loan Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the Policy Debt will reduce the Life Insurance Proceeds that might otherwise be payable.

In addition, to the extent that a loan is not paid and the accrued interest is added to the Policy Debt, that interest becomes unpaid capitalized loan interest. Unpaid capitalized loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the Loan Account. (See “Federal Income Tax Considerations” for more information.)

TERMINATION AND REINSTATEMENT

LATE PERIOD

If, on a Monthly Deduction Day, your Cash Surrender Value is less than the Monthly Deduction Charges, your policy will continue until the expiration of the Late Period. (See “State Variations” for state-by-state details.) This may happen even if all the Planned Premiums have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the Late Period. Your policy will remain in effect during the Late Period. However, if we do not receive the required payment before the end of the Late Period, we will terminate your policy. In such event, you will not receive the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, Life Insurance Benefit, or any other policy benefits. No new loans or partial withdrawals may be taken during the Late Period.

If the Insured dies during the Late Period, we will pay the Life Insurance Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any Policy Debt and by any unpaid policy charges or Monthly Deductions Charges for the full Policy Month(s) that run from the beginning of the Late Period through the end of the Policy Month in which the Insured dies.

REINSTATEMENT OPTION

If your policy has ended, you may Request that we reinstate your policy (and any other benefits provided by riders) if all these conditions are met:

•	you send a Request for reinstatement to our Service Office within five years after your policy is ended;

•	the Insured is alive; and

•	you have not surrendered your policy for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value.

Keep in mind that a termination and subsequent reinstatement may cause your policy to become a MEC. MECs are subject to less favorable tax treatment on partial withdrawals or amounts borrowed from the policy.

If the required payment is made within 31 days after the end of the Late Period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the Late Period, a written application will be required and you must provide proof of insurability that is acceptable to us.

To reinstate the policy, you must make a payment sufficient to cover the Monthly Deductions Charges and any other policy charges to keep the policy (and any riders) in force for at least three months. This payment will be in lieu of the payment of all premiums in arrears. You may want to consider paying additional premium to protect against the impact of potential market fluctuations and performance-related risks on your Cash Value. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the Late Period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

We will apply your payment to the Allocation Alternatives as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after the close of the NYSE (usually 4:00 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be credited on the next Business Day. The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. This amount will be reduced by any Policy Debt, if not repaid.

The effective date of the reinstatement will be the Monthly Deduction Day on or following the date we approve the Request for reinstatement.

New contestability and suicide periods will apply from the effective date of reinstatement.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other insurance or investment product. Compensation may consist of commissions, asset-based compensation, allowance for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-7, and 1.5% for Policy Years 8-10. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.

The total commissions paid during the fiscal years ended December 31, 2019, 2018 and 2017 were $0.00, $0.00 and $0.00, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive service fees and/or compensation based on a percentage of a policy’s Cash Value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Broker General Agents who are not employed by NYLIC. Broker General Agents receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on the first-year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by New York Life or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information (“SAI”) for additional information on distribution and compensation arrangements.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. However, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(j)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat Life Insurance Proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain Notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1)	the Insured was an individual who was an employee within 12 months of his death;

(2)

the Insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are owners of more than 5 percent of the employer, employees who for the preceding year received in excess of $130,000 (for 2020), directors and anyone else in the top 35 percent of employees based on compensation;

(3)

the Life Insurance Proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyowner), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4)	the Life Insurance Proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1⁄2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part 2 of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches, in the case of this policy, age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the Insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender, or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from Qualified Plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or partial withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value or, if applicable the Alternative Cash Surrender Value, is more than the Cumulative Premium Amount you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

EXCHANGES, SALES, OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. An assignment, sale or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as a capital gain. If you sell your policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the Insured at the time of the exchange.

For more information about policy assignments, sales, and exchanges, you should consult a qualified tax advisor.

QUALIFIED PLANS

The policies may not be used with Qualified Plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July  1, 2014.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law.

The individual situation of each policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy life insurance proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.

For 2020, the federal estate tax, gift tax, and generation-skipping transfer tax exemptions and maximum rates are $11,580,000, as adjusted for inflation, and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year, we will mail you a report showing your policy’s Cash Value, Cash Surrender Value, (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports policy transactions that you have Requested or authorized. Please review it carefully.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How to Reach Us for Policy Services.”) In the event that your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current policy transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid address is provided.

Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2019 and 2018, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2019, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists all material state variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review your policy.

California:

•

Free Look. Within 20 days after delivery (30 days if you are 60 or more and you, not your employer, own the policy), you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date we are notified. The amount we refund will equal the policy’s Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

District of Columbia:

•

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

New York:

•

Free Look. Within 10 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy’s Cash Value as of the date the policy is returned to the Home Office, the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

North Carolina:

•

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

Oklahoma:

•

Free Look. Within 20 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL, including information about compensation arrangements. The SAI is available without charge upon Request. You may Request the SAI by mail by contacting NYLIAC at our Service Office, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Information about CorpExec VUL, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or additional information about your policy, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07798

Statement of Additional Information

dated

May 1, 2020

for

Corporate Executive Series

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2020 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.

CorpExec VUL is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

GENERAL INFORMATION AND HISTORY

The prospectus and SAI describe a flexible premium variable universal life insurance policy that NYLIAC issues: CorpExec Series VUL.

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policy described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $174.6 billion at the end of 2019. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

About NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other insurance or investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-7, and 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for Policy Years 5-10.

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The total commissions paid during the fiscal years ended December 31, 2019, 2018 and 2017 were $0.00, $0.00 and $0.00, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s Cash Value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Broker General Agents who are not employed by NYLIC. Broker General Agents receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on the first-year premiums paid.

The Newport Group, Inc., 300 International Parkway, Suite 270, Heathrow, Florida 32746 is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2019, in addition to the commissions described above, the Newport Group, Inc. received override payments of $155,163 based on persistency and premiums paid under the policies it services.

AFS Securities, LLC, 404 Wyman Street, Suite 100, Waltham, Massachusetts is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2019, in addition to the commissions described above, AFS Securities, LLC received override payments of $22,037 based on commissions and/or service fees paid and a percentage of cash value under the policies it services.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

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FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of the Separate Account as of December 31, 2019 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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New York Life Insurance and Annuity Corporation

CorpExec VUL VI

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2020

A flexible premium corporate sponsored variable universal life insurance policy offered to individuals under New York Life Insurance and Annuity Corporation (“NYLIAC”) Corporate Sponsored Variable Universal Life Separate Account-I

Please use the following address to send policy premium payments and service requests to us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway, Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_ Service@newyorklife.com

This prospectus describes NYLIAC CorpExec VUL VI, which is part of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies. New NYLIAC CorpExec VUL VI policies are no longer offered for sale. The other policies in the NYLIAC Corporate Executive Series are described in a separate prospectus. In this prospectus, the words “we,” “our,” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take surrenders from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the Funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from NYLIAC’s Service Office. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting NYLIAC’s Service Office.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting our Service Office. Your election to receive reports in paper will apply to all Funds described herein.

The CorpExec VUL VI policy is a very complex investment and life insurance product. This prospectus is designed to provide policyowners with information about the policy. NYLIAC encourages policyowners to carefully evaluate and understand the policy and its potential benefits and risks.

The purpose of this policy is to provide a Life Insurance Benefit to the beneficiary named by the policyowner. NYLIAC makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy (or policies) being replaced.

The policy may decrease in value, even to the point of having no value, because of both the charges imposed and poor investment performance. The entire amount invested in the policy could be lost.

The CEVUL VI Policy may not be available in your jurisdiction. Please ask your registered representative for more information.

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL. Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before you purchase or make additional premium payments to a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI. Capitalized terms used in this prospectus have the same meaning as in the “Definitions“ section below.

Benefits

Protection

We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the performance of each Investment Division in the Separate Account;

•	the amount in, and interest rate credited on, the amount held in the Fixed Account, if any;

•	the amount in and interest rate credited on the amount held in the Loan Account, if any; and

•	the charges we deduct.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.

Liquidity through Loans

Using the policy as sole security, you may borrow any amount up to the Loan Value of the policy.

Liquidity through Partial Surrenders

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial surrenders will reduce the policy’s Cash Value, the Cash Surrender Value, the Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial surrender would cause the policy’s Cash Value or Face Amount to drop below our minimum amount, we reserve the right to require a full surrender. A charge may be assessed on the partial surrender. Partial surrenders may result in a taxable event. You should consult with a tax advisor before taking a partial surrender. Partial surrender Requests must be made to our Service Office and must be in Good Order. (See “Surrenders—Partial Surrenders”.)

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Allocation Alternatives

After we deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 174 Allocation Alternatives (136 of which are available to all policyowners), as well as to the Fixed Account. Certain policies may allocate among up to 35 Allocation Alternatives; please contact us for more information. The Allocation Alternatives consist of 174 Investment Divisions (136 of which are available to all policyowners) and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. To request an increase or decrease in the policy’s Face Amount, you must send a Request. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional Cost of Insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

The policy offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

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Option 1—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the policy or (b) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC.

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Option 2—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (b) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC.

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Option 3—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the policy plus the Cumulative Premium Amount or (b) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC.

If the Insured dies on or after the Policy Anniversary on which the Insured’s Attained Age is 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

There is no minimum Life Insurance Proceeds guarantee associated with the policy.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar-Cost Averaging. Please see “Description of the Policy—Options Available at No Additional Charge” for complete information.

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Additional Benefits through Riders

The policy offers additional insurance coverage and other benefits through the Supplementary Term Rider. This rider has a cost associated with it.

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Supplementary Term Rider (“STR”). The Supplementary Term Rider allows term insurance coverage to be added to the permanent life insurance coverage provided by the base policy, thus increasing the overall amount of life insurance coverage. The blend of base policy life insurance coverage and STR life insurance coverage affects the Sales Expense Charges and Cost of Insurance charges that you pay and the compensation the registered representative selling your policy receives. Generally, the life insurance offered through the STR is less expensive (particularly for younger insureds) than base policy coverage, but offers no cash value accumulation.

For some policies, you may select the proportion of base coverage and term coverage. You should carefully consider the total amount of insurance coverage needed, and the need for permanent cash value life insurance, when deciding how much term coverage, if any, to add to the base policy coverage. You should also consider how the proportion of base coverage and term coverage you choose affects policy charges.

While you cannot change the initial proportion of base and term coverage chosen, you may make certain changes after your policy is issued. Before you purchase a policy, you should carefully consider both the cost of the pre-selected blend of coverage offered to you and whether the blend meets your life insurance needs.

Please see “Description of the Policy—Additional Benefits Through Riders—Supplementary Term Rider “for complete information about the STR, including factors to consider in determining the coverage blend and limits on changes in the amount of term coverage after your policy is issued.

A Highly-Rated Company

NYLIAC is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has 175 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account. Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may be negative and the Cash Value may decline in value, and you can lose principal. Each Investment Division has its own investment objective and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your investment objective and your risk tolerance.

In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders.

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Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the Planned Premiums. Payment of these premiums, however, does not guarantee the policy will remain in force. Your policy can lapse even if you pay all of the Planned Premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other deductions, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuations and other performance- related risks. To continue to keep your policy in force, premium payments significantly higher than the Planned Premiums may be required. In addition, by paying only the minimum premium required to keep the policy in force, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your Planned Premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Depending on the timing and degree of fluctuations in investment returns (and the charges we impose), the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the Monthly Deduction Charges deducted on each Monthly Deduction Day and the Late Period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the Monthly Deduction Charges for the next Policy Month, the policy will go into pre-lapse status. The policy will continue until the expiration of the Late Period, even if all Planned Premiums have been paid. If we do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the Late Period, the policy will lapse and terminate, and no Cash Value or Life Insurance Proceeds will be payable.

We will mail a notice to the Policyowner at its last known address, and a copy to the last known assignee on our records, if applicable, at least 31 days before the end of the Late Period, requesting payment of the additional premium amount necessary to keep the policy in force. You should consider paying more premium than requested when making this payment, given the potential impact of market fluctuations and performance-related risk on your Cash Value. During the Late Period, the policy remains in force. If the Insured dies during the Late Period, we will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and any unpaid Monthly Deduction Charges from the beginning of the Late Period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and the STR, if elected when the policy was first purchased) under certain circumstances. See” Termination and Reinstatement—Reinstatement Option.”

Potential for Increased Charges

We have the right to increase the charges we deduct at any time up to the guaranteed maximum charges stated in your policy. In addition, we may increase the amount we deduct to conform to changes in the law relating to federal and state premium tax charges. (See “Table of Fees and Expenses” and “Charges Associated with the Policy” for more information.)

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Risk of Termination from Policy Loans

The larger a policy loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest payable, and the greater the risk of the policy lapsing. Any loan interest due on a Policy Anniversary that you do not pay will become part of the Policy Debt and will also accrue interest. In addition, if the Policy Debt ever exceeds the Cash Value, we will send a notice to you at your last known address, and a copy to the last known assignee on our records. All insurance coverage will end 31 days after the date on which we mail that notice to you if the excess of the Policy Debt over Cash Value is not paid within that 31-day period.

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the potential effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Life Insurance Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if the Policy Debt plus Cash Surrender Value exceeds the Cumulative Premium Amount, a policy surrender or lapse will generally result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a Modified Endowment Contract (“MEC”) for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the IRC after the Insured’s Attained Age becomes 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount.

Portfolio Risks

A discussion of the risks of allocating Cash Value to one or more of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Risks Affecting our Administration of Your Policy

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber- attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “Management

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and Organization-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “Management and Organization-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity. (See Description of the Policy—Limits on Transfers” for more information.) Generally, we require that all transfer Requests be submitted through the U.S. Mail or an overnight carrier. However, we may permit, in certain limited circumstances, transfer Requests to be submitted by fax transmission. We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	Increased administrative and Fund brokerage expenses; and/or

•	Dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “Description of the Policy— Limits on Transfers “for more information on the risks of frequent trading.)

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. This first table describes the fees and expenses that you will pay when you purchase the policy, make a payment, surrender the policy, take a partial surrender, or transfer Cash Value among Allocation Alternatives.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid[1] Guaranteed maximum: 15.75% of premiums paid[2]
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 2.00% of premiums paid[3] Guaranteed maximum: 3.00% of premiums paid
State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes
State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes
Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid[5] Guaranteed maximum: 1.25% of premiums paid, subject to tax law changes
Transfer Charge	At time of transfer	Current: No charge Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year
Partial Surrender Charge	At the time of partial surrender	Current: No charge Guaranteed maximum: $25

1	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.

2	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 11.75% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.

3	Current sales expense charges for premium payments made over the Target Premium are 2.00% in Years 1-7 and 0.00% in Years 8 and beyond.

4	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.

5	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge1	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $83.33 per $1,000 of Net Amount at Risk[2]

Guaranteed Minimum: $0.04 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day	Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00 annually) Guaranteed Maximum: $11.00 ($132 annually)
Mortality and Expense Risk Charge as a % of Accumulation Value	Each Monthly Deduction Day

Current: An annual rate of 0.25% in Policy Year 1 0.45% in Policy Years 2-10 and 0.25% thereafter of the Accumulation Value[3]

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% per year. Guaranteed Maximum: 6.00% per year
Rider
Supplementary Term Rider1	Each Monthly Deduction Day until the rider expires

Guaranteed Maximum: $83.33 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.04 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $ 1,000 of Term Insurance Benefit

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This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.

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“Net Amount at Risk” is equal to the number of thousands of Life Insurance Benefit divided by 1.0032737 minus the number of thousands of the policy’s Alternative Cash Surrender Value (before the Cost of Insurance charge, but after the Mortality and Expense risk charge, the monthly contract charge and any charges for riders are deducted). See “Life Insurance Benefit Options” for more information.

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We may increase or decrease the current Mortality and Expense Risk charge if the mortality risk profile of Policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects Our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases Our after-tax cost of doing business, or if Our costs of doing business change for any other reason. We will notify Policyowners at least 30 days before the change by prospectus supplement and letter.

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The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2019. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1,2
	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	10.84%

(1)  Expressed as a percentage of average net assets for the fiscal year ended December 31, 2019. This information is provided by the Funds and their agents. The information is based on 2019 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information provided by Funds that are not affiliated with us.

(2)  Expenses that are deducted from Fund company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Reallocation.

Accumulation Unit: An accounting unit we use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 174 Investment Divisions of the Separate Account (136 of which are available to all policyowners) and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value (“ACSV”): The Cash Value of the policy plus the value of the DPL Account.

Attained Age: The Insured’s issue age, plus the number of Policy Years completed since the Policy Date.

Business Day: Any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt. See “Surrenders” for more information.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

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CorpExec VUL: NYLIAC Corporate Executive Series Variable Universal Life insurance.

Cost of Insurance: A charge that is deducted from your policy’s Cash Value on the Monthly Deduction Day for the costs of providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners, as specified on the Policy Data Page.

Cumulative Premium Amount: An amount representing the sum of the total Planned and Unplanned Premium payments made under the policy less the total partial surrenders and partial surrender fees taken under the policy. Reductions due to partial surrenders will never cause this amount to be less than zero. This amount is used to calculate Life Insurance Benefit Option 3.

DPL Account: The Deferred Premium Load Account, an account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

Effective Annual Loan Interest Rate: The rate that is payable in arrears on the Policy Anniversary, as stated on the Policy Data Page, for any loans taken under the policy.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FDIC: Federal Deposit Insurance Corporation.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Allocation Alternative that accrues interest at fixed rates on a daily basis, subject to a minimum guarantee, which is credited on each Monthly Deduction Day. This rate can change but will never be less than the GMIR. Assets in the Fixed Account are part of NYLIAC’s General Account.

Flat Extra: An additional charge that may be assessed and added to the Cost of Insurance charge to cover an additional risk on the Insured.

Fund: An open-end management investment company that is registered with the SEC under the 1940 Act.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. We allocate to this account any Net Premium payments you make during the free look period.

Good Order: A Notice, Request, or policy transaction is in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. We may delay our response to a Notice, Request, or policy transaction if it is not in Good Order. Good Order generally means our actual receipt of instructions relating to the Request, Notice, or policy transaction at our Service Office (or, if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com), along with all forms and other information or documentation necessary to complete the policy transaction. We may determine whether any particular Notice, Request, or policy transaction is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form, Notice, or Request.

Guaranteed Minimum Interest Rate (“GMIR”): The guaranteed minimum interest crediting rate for the Fixed Account, as shown on the Policy Data Page.

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Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy covers, as named in the application and stated on the Policy Data Page.

Investment Division: A subaccount of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

Late Period: A period of 62 days after the Monthly Deduction Day when the Cash Surrender Value is less than the Monthly Deduction Charges for the next Policy Month.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Life Insurance Proceeds: The amount we will pay to the beneficiary when we receive due proof in Good Order that the Insured died while the policy is in effect.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any Policy Debt. It is part of NYLIAC’s General Account.

Loan Value: The amount of Cash Value available to borrow using your policy as sole security. Unless otherwise provided in your policy, the loan value on any given date may equal up to 90% of the Cash Value less any Policy Debt as of that date.

MEC: A modified endowment contract.

Minimum Redemption: The minimum amount that you can redeem from an Investment Division, as stated on the Policy Data Page.

Monthly Contract Charge: A monthly charge that is deducted from your policy’s Cash Value on the Monthly Deduction Day for the costs of providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners, as specified on the Policy Data Page.

Monthly Deduction Charges: The Monthly Deduction Charges consist of the Cost of Insurance charge, additional Flat Extras, Mortality and Expense Risk Charge, Monthly Contract Charge, and any applicable monthly rider charges deducted from your policy’s Cash Value.

Monthly Deduction Day: The date as of which we deduct from Cash Value the Mortality and Expense Risk charge, the Monthly Contract Charge, the Cost of Insurance charge, and, if applicable, a rider charge for the cost of the STR. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

Mortality and Expense Risk Charge: A monthly charge that is assessed to cover the risk that the group of lives we have insured under our policies will, on average, not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

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Net Amount at Risk: The Net Amount of Risk is the number of thousands of Life Insurance Benefit divided by 1.0032737 minus the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before the Cost of Insurance is deducted but only after the other Monthly Deduction Charges are deducted). See “Life Insurance Benefit Options” for more information.

Net Premium: Premium you pay less the Sales Expense Charge and the State and Federal Premium Tax Charges.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIC: New York Life Insurance Company.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

NYSE: The New York Stock Exchange.

Planned Premiums: The initial premium and the premium amounts for policy years 2-10 as set forth in the policy application and/or on Policy Data Page 2.

Policy Anniversary: The anniversary of the Policy Date specified on the Policy Data Page. A Policy Anniversary starts a new Policy Year.

Policy Data Page: The policy pages that provide information regarding your policy, such as Face Amount, premium payments, and policy charges.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you Request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The outstanding loan(s) under the policy, plus any accrued interest.

Policy Month: The monthly period beginning on each Monthly Deduction Day and extending to, but not including, the next Monthly Deduction Day.

Policy Year: The year from a Policy Anniversary to, but not including, the next Policy Anniversary. The first Policy Year begins on the Policy Date, and each twelve-month period thereafter.

Qualified Plan: An employee benefit plan that is intended to qualify for a special federal income tax treatment under Section 401(a) of the IRC.

Qualified Policy: A VUL insurance policy owned by a Qualified Plan.

Request: A signed written request in Good Order received at our Service Office which gives us the facts that we need. When you write to us, please include the policy number, the Insured’s full name, and your current address.

SEC: The U.S. Securities and Exchange Commission.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.

Service Office: As shown on the front cover of this prospectus.

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STR: Supplementary Term Rider.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include the STR, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the Sales Expense Charge that is based on the Face Amount of the policy or the Target Face Amount if the STR is included. Any change to the policy which results in a change to the Face Amount will change the Target Premium.

Term Insurance Benefit: The dollar amount of life insurance under the STR as determined at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

Unplanned Premium: Premium payments you may make in addition to Planned Premiums.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly owned subsidiary of NYLIC)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the” Separate Account”), which has been in existence since May 24, 1996 or to the Fixed Account.

The policies are variable. This means that the Cash Value allocated to the Separate Account will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DPL Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains, and losses credited to, or charged against, the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus; certain options or the STR may not be available because of legal requirements or restrictions in your state. The material state variations are specified in the “State Variations” section. All state variations will be included in

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your policy, or in riders or endorsements attached to your policy. Please contact your registered representative or us for specific information that may be applicable to your state. (See “State Variations” for details.)

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by NYLIAC’s Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account and the performance of any other separate account of NYLIAC.

The Separate Account currently consists of 174 Investment Divisions (136 of the Investment Divisions are available to all policy owners). Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives, as well as the Fixed Account, at any one time. Certain policies may invest in a total of 35 Allocation Alternatives and the Fixed Account; contact us for more information. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically, we reserve the right to:

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add, close, substitute, or remove any Investment Division or, at the direction of the Fund, change the name or investment objective of any Investment Division (and the shares of an associated Eligible Portfolio);

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

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•	restrict transfers among and between investment divisions of the Separate Account and from the Fixed Account to the Investment Divisions;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and

•	change the name of the Separate Account.

We may remove an Investment Division if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We will not transfer any amounts invested in an Investment Division without the policyowner’s instructions, except as permitted by law.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to our various separate accounts. The Fixed Account, including the GMIR and any portion of the Life Insurance Benefits paid from the General Account, are subject to our claims-paying ability and financial strength. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which we will declare periodically in advance. For policies issued before May 1, 2012, this rate will never be less than 3% per year. For policies issued on or after May 1, 2012, this rate will never be less than 1% per year.

Interest accrues and is credited daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

You may reach us at our Service Office, or if permitted, by telephone at (888) 695-4748, or electronically to NYLAMN_Service@newyorklife.com.

All Requests for policy service must be in Good Order. Please review all service Request forms carefully and provide all required information as applicable to the policy transaction. If your Request is not in Good Order, we will make every reasonable attempt to notify you in writing. It is important that you inform NYLIAC of an address change so that you can receive important statements.

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Faxed or emailed Requests may be acceptable for a limited number of policy transactions.

INFORMATION SYSTEMS FAILURES AND CYBERSECURITY RISKS

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber- attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer (including policyowner and Insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against systems failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting NYLIC, NYLIAC, or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries, and other service providers and business partners may have a material, negative impact on us and your policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, partial surrenders, loans, and transfers) or with the underlying Funds or cause other operational issues; (ii) impact our ability to calculate Accumulation Unit values and your policy’s Cash Values; (iii) cause the release, loss, and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, and financial losses and/ or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds, or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

RISKS FROM SERIOUS INFECTIOUS DISEASE OUTBREAKS

Our ability to administer your policy is subject to certain risks—common to all insurers and financial service providers —that could result from current or future outbreaks of infectious diseases, epidemics, or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks—and general concerns about the course and effects of such outbreaks—not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications, or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak —may have a material, adverse effect on us, our ability to administer your policy, and your policy Cash Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy

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transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting, among other things, our ability to calculate Accumulation Unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, financial losses, and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy Cash Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the GMIR). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Eligible Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same. You should read the Fund’s prospectus carefully before making any decision concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio and transfers of Cash Value among the Investment Divisions.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.

The Funds’’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate that any inherent difficulties will result from mixed and shared funding, it is possible that differences in tax treatment or other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. In the event that any material conflicts arise from the use of the Funds for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An

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affiliate of NYLIAC-New York Life Investment Management LLC-manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Eligible Portfolio. Please contact us at (888) 695-4748, or contact your registered representative, if you would like to obtain any underlying Fund prospectuses.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

MainStay VP Funds Trust: MainStay VP Bond—Initial Class	New York Life Investment Management LLC (“New York Life Investments”)* Subadviser: NYL Investors LLC (“NYLI”)*	• Seeks total return.
MainStay VP Emerging Markets Equity—Initial Class***	New York Life Investments Subadvisers: Candriam Belgium* and MacKay Shields LLC (“MacKay”)*	• Seeks long-term capital appreciation.
MainStay VP Epoch U.S. Equity Yield—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc.	• Seeks current income and capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	New York Life Investments Subadviser: FIAM LLC	• Seeks total return.
MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks high current income.
MainStay VP Income Builder—Initial Class	New York Life Investments Subadvisers: Epoch Investment Partners, Inc. and MacKay	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.
MainStay VP IQ Hedge Multi- Strategy—Initial Class	New York Life Investments Subadviser: IndexIQ Advisors LLC*

•  Seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

MainStay VP Janus Henderson Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC (“Janus”)	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.
MainStay VP MacKay Common Stock—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay Convertible— Initial Class	New York Life Investments Subadviser: MacKay	• Seeks capital appreciation together with current income.
MainStay VP MacKay Government— Initial Class	New York Life Investments Subadviser: MacKay	• Seeks current income.
MainStay VP MacKay Growth—Initial Class***	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high- yield debt securities. Capital appreciation is a secondary objective.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP MacKay International Equity—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay Mid Cap Core— Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay S&P 500 Index—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.
MainStay VP MacKay Small Cap Core—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP Mellon Natural Resources—Initial Class	New York Life Investments Subadviser: Mellon Investments Corporation	• Seeks long-term capital appreciation.
MainStay VP Small Cap Growth (formerly MainStay Eagle Small Cap Growth)—Initial Class	New York Life Investments Subadvisers: Segall Bryant & Hamill, LLC and Brown Advisory LLC	• Seeks long-term capital appreciation.
MainStay VP T. Rowe Price Equity Income—Initial Class***	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
MainStay VP U.S. Government Money Market—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.
MainStay VP Winslow Large Cap Growth (formerly MainStay VP Large Cap Growth)—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.
AB® Variable Products Series Fund, Inc.: AB VPS Growth and Income Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AB VPS International Value Portfolio— Class A**	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AB VPS Large Cap Growth Portfolio— Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AB VPS Small Cap Growth Portfolio— Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AB VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund— Series I Shares	Invesco Advisers, Inc. (“Invesco”)	• Seeks long-term capital appreciation.
Invesco V.I. Core Plus Bond Fund—Series I Shares	Invesco	• Seeks total return, comprised of current income and capital appreciation.
Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco Subadviser: Invesco Asset Management Limited	• Seeks total return through growth of capital and current income.
Invesco V.I. International Growth Fund—Series I Shares	Invesco	• Seeks long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares***	Invesco	• Seeks long-term growth of capital.
Invesco Oppenheimer V.I. Capital Appreciation Fund®—Series I Shares (formerly Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares)***	Invesco	• Seeks capital appreciation.
The Alger Portfolios: Alger Weatherbie Specialized Growth Portfolio (formerly Alger SMid Cap Focus Portfolio)—Class I-2 Shares	Fred Alger Management, Inc. (Weatherbie Capital, LLC)	• Seeks long-term capital appreciation.
American Century Variable Portfolios, Inc.: American Century Investments® VP Inflation Protection Fund—Class II	American Century Investment Management, Inc. (“ACIM”)	• Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Investments® VP Mid Cap Value Fund—Class II**	ACIM	• Seeks long-term capital growth. Income is a secondary objective.
American Century Investments® VP Value Fund—Class II	ACIM	• Seeks long-term capital growth. Income is a secondary objective.
American Funds Insurance Series®: American Funds IS Asset Allocation Fund—Class 1	Capital Research and Management CompanySM (“CRMC”)	• Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds IS Blue Chip Income and Growth Fund—Class 1	CRMC	• Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
American Funds IS Capital World Bond Fund® (formerly American Funds IS Global Bond Fund)—Class 1***	CRMC

•  Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

American Funds IS Global Balanced Fund—Class 1	CRMC	• Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal, and current income.
American Funds IS Global Growth Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS Global Small Capitalization Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS Growth Fund— Class 1	CRMC	• Seeks growth of capital.
American Funds IS Growth-Income Fund—Class 1	CRMC	• Seeks long-term growth of capital and income.
American Funds IS International Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS New World Fund®—Class 1	CRMC	• Seeks long-term capital appreciation.
BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC (“BlackRock”)	• Seeks high total investment return.
BlackRock® Variable Series Funds II, Inc.: BlackRock® High Yield V.I. Fund— Class I	BlackRock Subadviser: BlackRock International Limited	• Seeks to maximize total return, consistent with income generation and prudent investment management.
BNY Mellon Investment Portfolios (formerly Dreyfus Investment Portfolios): BNY Mellon VIF Opportunities Small Cap Portfolio (formerly Dreyfus VIF Opportunities Small Cap Portfolio)— Initial Shares**	BNY Mellon Investment Adviser, Inc.	• Seeks capital appreciation.
Columbia Fund Series I: Columbia Variable Portfolio— Disciplined Core Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks long-term capital growth.
Columbia Variable Portfolio— Emerging Markets Bond Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks high total return through current income and, secondarily, through capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Columbia Fund Series II: Columbia Variable Portfolio—Strategic Income Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks total return, consisting of current income and capital appreciation.
Davis Variable Account Fund, Inc.: Davis Value Portfolio***	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	• Seeks long-term growth of capital.
Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company (“DMC”)	• Seeks long-term capital appreciation.
Delaware VIP® International Value Equity Series—Standard Class***	DMC	• Seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series—Standard Class	DMC	• Seeks capital appreciation.
Delaware VIP® Value Series— Standard Class	DMC	• Seeks long-term capital appreciation.
Deutsche DWS Investments VIT Funds: DWS Small Cap Index VIP—Class A	DWS Investment Management Americas Inc. (“DIMA”) Subadviser: Northern Trust Investments, Inc.	• Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche DWS Variable Series I: DWS Global Small Cap VIP—Class A***	DIMA	• Seeks above-average capital appreciation over the long term.
Deutsche DWS Variable Series II: DWS Alternative Asset Allocation VIP—Class A	DIMA Subadviser: RREEF America LLC	• Seeks capital appreciation.
DWS Small Mid Cap Value VIP— Class A	DIMA	• Seeks long-term capital appreciation.
DFA Investment Dimensions Group Inc.: VA Global Bond Portfolio	Dimensional Fund Advisors LP (“DFA”) Subadvisers: Dimensional Fund Advisors Ltd. (“DFA Ltd.”) and DFA Australia Limited (“DFAA”)	• To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
VA Global Moderate Allocation Portfolio	DFA

•  To seek total return consisting of capital appreciation and current income. The Portfolio is a “fund of funds,” which means that the Portfolio uses its assets to purchase other mutual funds managed by DFA.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
VA International Small Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To achieve long-term capital appreciation.
VA International Value Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To achieve long-term capital appreciation.
VA U.S. Large Value Portfolio	DFA	• To achieve long-term capital appreciation.
VA U.S. Targeted Value Portfolio	DFA	• To achieve long-term capital appreciation.
VIT Inflation-Protected Securities Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To provide inflation protection and earn current income consistent with inflation- protected securities.
Fidelity® Variable Insurance Products Funds: Fidelity® VIP Balanced Portfolio— Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: Other investment advisers	• Seeks income and capital growth consistent with reasonable risk.
Fidelity® VIP Bond Index Portfolio— Initial Class	FMR	• Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.
Fidelity® VIP ContrafundSM Portfolio— Initial Class	FMR Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”) and other investment advisers	• Seeks long-term capital appreciation.
Fidelity® VIP Emerging Markets Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM—Initial Class	FMR Subadvisers: FMRC and other investment advisers

•  Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Extended Market Index Portfolio—Initial Class	FMR Subadvisers: Geode Capital Management, LLC (“Geode”) and FMRC	• Seeks to provide investment results that correspond to the total return of stocks of mid-to small-capitalization U.S. companies.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Fidelity® VIP Freedom 2010 Portfolio (SM)—Initial Class***	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2020 Portfolio (SM)—Initial Class	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2030 Portfolio (SM)—Initial Class	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2040 Portfolio (SM)—Initial Class	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2050 Portfolio (SM)—Initial Class	FMR	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Government Money Market Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks to provide capital growth.
Fidelity® VIP Growth Portfolio—Initial Class***	FMR Subadvisers: Other investment advisers	• Seeks to achieve capital appreciation.
Fidelity® VIP Health Care Portfolio— Initial Class	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Index 500 Portfolio— Initial Class	FMR Subadviser: Geode	• Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP International Capital Appreciation Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.
Fidelity® VIP International Index Portfolio—Initial Class	FMR Subadviser: Geode	• Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Overseas Portfolio— Initial Class***	FMR Subadvisers: FMR Investment Management (UK) Limited and other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Real Estate Portfolio— Initial Class	Fidelity SelectCo, LLC, an affiliate of FMR Subadvisers: Other investment advisers	• Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.
Fidelity® VIP Strategic Income Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	• Seeks a high level of current income and may also seek capital appreciation.
Fidelity® VIP Technology Portfolio— Initial Class	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Total Market Index Portfolio—Initial Class	FMR Subadviser: Geode	• Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.
Fidelity® VIP Value Portfolio—Initial Class***	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Value Strategies Portfolio—Service Class 2***	FMR Subadvisers: Other investment advisers	• Seeks capital appreciation.
Janus Aspen Series: Janus Henderson Enterprise Portfolio—Institutional Shares	Janus	• Seeks long-term growth of capital.
Janus Henderson Flexible Bond Portfolio—Institutional Shares***	Janus	• Seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio— Institutional Shares***	Janus	• Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Janus Henderson Global Research Portfolio—Institutional Shares	Janus	• Seeks long-term growth of capital.
Lazard Retirement Series, Inc.: Lazard Retirement International Equity Portfolio—Service Shares***	Lazard Asset Management LLC	• Seeks long-term capital appreciation.
Legg Mason Partners Variable Equity Trust: ClearBridge Variable Appreciation Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) Subadviser: ClearBridge Investments, LLC (“ClearBridge”)	• Seeks long-term appreciation of capital.
ClearBridge Variable Large Cap Growth Portfolio—Class I	Legg Mason Subadviser: ClearBridge	• Seeks long-term growth of capital.
ClearBridge Variable Small Cap Growth Portfolio—Class I	Legg Mason Subadviser: ClearBridge	• Seeks long-term growth of capital.
Legg Mason Partners Variable Income Trust: Legg Mason Western Asset Core Plus VIT Portfolio—Class I	Legg Mason Subadviser: Western Asset

•  Seeks to maximize total return consistent with prudent investment management and liquidity needs, by investing to obtain an average duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Lincoln Variable Insurance Products Trust: LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation(“LIAC”) Subadviser: BAMCO, Inc.	• Seeks capital appreciation through long-term investments in securities of small-sized companies with undervalued assets or favorable growth prospects.
LVIP Mondrian International Value Fund—Standard Class	LIAC Subadviser: Mondrian Investment Partners Limited	• Seeks long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
LVIP SSgA Bond Index Fund— Standard Class	LIAC Subadviser: SSgA Funds Management, Inc. (“SSGA FM”)	• Seeks to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.
LVIP SSgA Developed International 150 Fund—Standard Class	LIAC Subadviser: SSGA FM	• Seeks to maximize long-term capital appreciation.
LVIP SSgA Emerging Markets 100 Fund—Standard Class	LIAC Subadviser: SSGA FM	• Seeks to maximize long-term capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
LVIP SSgA Emerging Markets Equity Index Fund—Standard Class	LIAC Subadviser: SSGA FM	• Seeks to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.
LVIP SSgA International Index Fund— Standard Class	LIAC Subadviser: SSGA FM	• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non- U.S.-foreign securities.
Lord Abbett Series Fund, Inc.: Lord Abbett Series Fund Developing Growth Portfolio— Class VC***	Lord, Abbett & Co. LLC (“Lord Abbett”)	• Seeks to deliver long-term growth of capital.
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC***	Lord Abbett	• Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
MFS® Variable Insurance Trust: MFS® Mid Cap Growth Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.
MFS® Value Series—Initial Class	MFS	• Seeks capital appreciation.
MFS® Variable Insurance Trust II: MFS® Global Growth Portfolio—Initial Class	MFS	• Seeks capital appreciation.
MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	• Seeks total return.
MFS® International Growth Portfolio— Initial Class	MFS	• Seeks capital appreciation.
MFS® International Intrinsic Value Portfolio (formerly MFS® International Value Portfolio)— Initial Class	MFS	• Seeks capital appreciation.
MFS® Variable Insurance Trust III: MFS® Global Real Estate Portfolio—Initial Class	MFS	• Seeks total return.
MFS® Mid Cap Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.
MFS® New Discovery Value Portfolio —Initial Class	MFS	• Seeks capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Morgan Stanley Variable Insurance Fund, Inc. (“VIF”): Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I***	Morgan Stanley Investment Management Inc. (“MSIM”)	• Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	MSIM	• Seeks both capital appreciation and current income.
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	MSIM

•  Seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I***	Neuberger Berman Investment Advisers LLC (“Neuberger Berman”)	• Seeks growth of capital.
Neuberger Berman AMT Sustainable Equity Portfolio—Class I***	Neuberger Berman	• Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.
Northern Lights Variable Trust: TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares***	ValMark Advisers, LLC (“ValMark”) Subadviser: Milliman Financial Risk Management, LLC (“Milliman”)	• Seeks capital appreciation.
TOPS® Balanced ETF Portfolio— Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks income and capital appreciation.
TOPS® Conservative ETF Portfolio— Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks to preserve capital and provide moderate income and moderate capital appreciation.
TOPS® Growth ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks capital appreciation.
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks capital appreciation with less volatility than the equity markets as a whole.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares***	ValMark Subadviser: Milliman	• Seeks capital appreciation.
PIMCO Variable Insurance Trust: PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT High Yield Portfolio— Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Income Portfolio— Institutional Class	PIMCO	• Seeks maximum current income. Long-term capital appreciation is a secondary objective.
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)— Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Long-Term U.S. Government Portfolio— Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio —Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio— Administrative Class	PIMCO	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio— Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc. (“T. Rowe Price”)	• Seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Index 500 Portfolio***	T. Rowe Price	• Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.
T. Rowe Price New America Growth Portfolio***	T. Rowe Price	• Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. Rowe Price Moderate Allocation Portfolio***	T. Rowe Price	• Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio***	T. Rowe Price	• Seeks a high level of income consistent with moderate fluctuations in principal value.
T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	T. Rowe Price	• Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.
Thrivent Series Fund, Inc.: Thrivent Aggressive Allocation Portfolio	Thrivent Financial for Lutherans (“Thrivent Financial’)	• Seeks long-term capital growth.
Thrivent Diversified Income Plus Portfolio	Thrivent Financial	• Seeks to maximize income while maintaining prospects for capital appreciation.
Thrivent Global Stock Portfolio	Thrivent Financial	• Seeks long-term capital growth.
Thrivent Large Cap Growth Portfolio	Thrivent Financial	• Seeks long-term capital growth.
Thrivent Mid Cap Index Portfolio	Thrivent Financial	• Seeks total returns that track the performance of the S&P MidCap 400 Index.
Thrivent Mid Cap Stock Portfolio	Thrivent Financial	• Seeks long-term capital growth.
Thrivent Small Cap Index Portfolio	Thrivent Financial	• Seeks capital growth that tracks the performance of the S&P SmallCap 600 Index.
VanEck VIP Trust: VanEck VIP Emerging Markets Bond Fund (formerly VanEck VIP Unconstrained Emerging Markets Bond Fund)—Initial Class Shares***	Van Eck Associates Corporation	• Seeks high total return-income plus capital appreciation-by investing globally, primarily in a variety of debt securities.
Victory Variable Insurance Funds: Victory RS International VIP Series— Class I Shares	Victory Capital Management Inc.	• Seeks to provide long-term capital appreciation.
Victory RS Small Cap Growth Equity VIP Series—Class I Shares	Victory Capital Management Inc.	• Seeks to provide long-term capital growth.
Voya Variable Portfolios, Inc.: Voya High Yield Portfolio—Class I	Voya Investments, LLC (“Voya”) Subadviser:Voya Investment Management Co. LLC (“VIM”)	• Seeks to provide investors with a high level of current income and total return.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Voya Index Solution 2030 Portfolio—Class Z	Voya Subadviser: VIM

•  Seeks to provide total return consistent with an asset allocation targeted to a retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Index Solution 2040 Portfolio—Class Z	Voya Subadviser: VIM

•  Seeks to provide total return consistent with an asset allocation targeted to a retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Index Solution 2050 Portfolio—Class Z	Voya Subadviser: VIM

•  Seeks to provide total return consistent with an asset allocation targeted to a retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Limited Maturity Bond Portfolio—Class I	Voya Subadviser: VIM

•  Seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Voya MidCap Opportunities Portfolio—Class I	Voya Subadviser: VIM	• Seeks long-term capital appreciation.
Voya Russell™ Mid Cap Index Portfolio—Class I	Voya Subadviser: VIM	• Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.
Voya Small Company Portfolio—Class I	Voya Subadviser: VIM	• Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.
VY® JPMorgan Mid Cap Value Portfolio—Class I	Voya Subadviser: J.P. Morgan Investment Management Inc.	• Seeks growth from capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
VY® JPMorgan Small Cap Core Equity Portfolio—Class I	Voya Subadviser: J.P. Morgan Investment Management Inc.	• Seeks capital growth over the long-term.
VY® Morgan Stanley Global Franchise Portfolio—Class R6	Voya Subadviser: Morgan Stanley Investment Management Inc.	• Seeks long-term capital appreciation.
VY® T. Rowe Price Capital Appreciation Portfolio—Class I	Voya Subadviser: T. Rowe Price Associates, Inc.	• Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

*	An affiliate of NYLIAC.

**

Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

***

No premiums or transfers will be accepted into this Investment Division. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each within your policy. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Allocation Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

In addition, some of the Eligible Portfolios may use what are known as” volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk- adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be

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helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Cash Value. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Investment Divisions from among the 174 Investment Divisions (of which 136 are available to all policyowners), as well as to the Fixed Account for Net Premium payments . (Certain policies may allocate among 35 Investment Divisions and the Fixed Account; contact us for more information.) You can transfer all or part of the Cash Value of your policy among the Investment Allocation Options tax-free within the limits described in this prospectus.

MONEY MARKET FUND FEES AND GATES

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for 10 business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, partial surrenders, and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and/or repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio and Fidelity® VIP Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, partial surrenders, and benefit payments from the Portfolio.

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REINVESTMENT

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

INVESTMENT RETURN

The investment return of a policy is based on the number of Accumulation Units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, and the amount you have in the Loan Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or Loan Account. The Loan Account will be credited with interest at a rate that will never be less than the greater of (i) the Effective Annual Loan Interest Rate, less 2.00%; or (ii) the Fixed Account GMIR.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, and any dividend or capital gains distributions, and any charges against the assets of the Investment Division. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

We will credit any amounts in the Fixed Account and Loan Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. For policies issued before March 1, 2012, this rate will never be less than an annual rate of 3%. For policies issued on or after March 1, 2012, this rate will never be less than an annual rate of 1%. We may credit different interest rates to amounts in the Fixed Account and Loan Account. All Net Premiums applied to the Fixed Account and amounts transferred to the Fixed Account and Loan Account receive the applicable rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account may be different from the rate applied to prior premium payments made into the Fixed Account. Interest rates will fluctuate for the entirety of holdings in the Fixed Account.

Funds may lose value, are not guaranteed, are not a deposit, are not FDIC/National Credit Union Administration-insured, and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract or separate account charges such as the Monthly Contract Charge, Sales Expense Charge, state and federal premium tax charges, Cost of Insurance charge, Mortality and Expense Risk charges, or STR charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature or other marketing materials, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

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VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person with a voting interest.

We will vote the Fund shares for which we do not receive timely instructions, and any other shares that we (or our affiliates) own in our own right, in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether Planned or Unplanned, we will deduct a Sales Expense Charge, a State Premium Tax Charge, and a Federal Premium Tax Charge.

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SALES EXPENSE CHARGE

A Sales Expense Charge is deducted from each Planned and Unplanned Premium payment when that payment is received. We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Sales Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from any Monthly Deduction Charges.

Current—The Sales Expense Charge is deducted as follows:

During the first Policy Year, we currently deduct a Sales Expense Charge of 14.00% from any premiums paid up to and including the Target Premium. Once the Target Premium for that first Policy Year has been reached, we expect to deduct a Sales Expense Charge of 2.00% from any additional premiums paid in that Policy Year.

During Policy Years two through five, we currently expect to deduct a Sales Expense Charge of 10.00% from any premiums paid up to and including the Target Premium. Once the Target Premium for each of those Policy Years has been reached, we expect to deduct a Sales Expense Charge of 2.00% from any additional premiums paid in Policy Years two through five.

During Policy Years six and seven, we currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to and including the Target Premium for each of those Policy Years. Once the Target Premium for either such Policy Year has been reached, we expect to deduct a Sales Expense Charge of 2.00% from any additional premiums paid in such Policy Years.

Beginning in the eighth Policy Year, we do not currently expect to deduct a Sales Expense Charge from any premiums paid.

Guaranteed maximum—We may increase the Sales Expense Charge in the future, at our discretion, but not above the guaranteed maximum. During the first Policy Year, we guarantee that any Sales Expense Charge we deduct will never exceed 15.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge of more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, we guarantee that any Sales Expense Charge we deduct will never exceed 11.75% of any premiums paid up to the Target Premium. Once the Target Premium for each of those Policy Years has been reached, we will never deduct a Sales Expense Charge of more than 3.00% from any additional premiums in each of those Policy Years. Beginning in the eighth Policy Year, we guarantee that any Sales Expense Charge we deduct will never exceed 5.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected the STR, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Target Face Amount will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State premium tax rates vary from state to state and currently range from 0% to 3.50% of the premium payment (and sometimes higher in certain jurisdictions).

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We may increase this charge to reflect changes in applicable law. The amount we deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions.

During the first 7 Policy Years, we currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. We will not impose a state premium tax charge greater than 2.00% unless there is a change in applicable law.

Beginning in the eighth Policy Year, we currently expect to deduct 1.50% of each premium payment you make as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25%, unless there is a change in applicable law.

During the first seven policy years, we currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, we expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a Monthly Contract Charge, a Cost of Insurance charge (which will include a charge for the cost of the STR, if selected by the policyowner), the Mortality and Expense Risk Charge, and applicable loan charges.

We will deduct these charges on each Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the policy application. If no expense charge allocation is in effect, monthly deductions will be made pro-rata from each of the Investment Divisions and the Fixed Account.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, we will deduct a Monthly Contract Charge to cover the costs for providing certain administrative services, including collecting premiums, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

We currently deduct a Monthly Contract Charge of $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year). We guarantee that this charge will never exceed $11.00 ($132.00 per year) in all Policy Years.

COST OF INSURANCE CHARGE

On each Monthly Deduction Day, we will deduct the Cost of Insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge equals (a) multiplied by the result of (b) minus (c), where:

(a) is the applicable cost of insurance rate per $1,000 of insurance;

(b) is the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737; and

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(c) is the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this Cost of Insurance charge, but after the Mortality and Expense Risk charge, the Monthly Contract Charge, and any charges for riders are deducted).

The Net Amount at Risk is (b) minus (c).

The Cost of Insurance charge will never be less than zero.

The Life Insurance Benefit varies based on the Life Insurance Option chosen. The Cash Value varies based upon performance of the Investment Divisions selected, interest credited to the Fixed Account and Loan Account, Policy Debt, charges, and premium payments. We determine the initial rate of the Cost of Insurance charge based upon our underwriting of your policy. Underwriting determinations are based on various factors including, but not limited to, the Insured’s issue age, gender, risk classification, Policy Year, and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors, including, but not limited to, mortality, investment income, expenses, and persistency.

For insureds rated sub-standard risks, an additional Flat Extra may be assessed as part of the Cost of Insurance charge due to an Insured’s circumstances including, but not limited to, his or her medical condition, occupation, or motor vehicle or aviation record. Any additional Flat Extras (which might apply to certain Insureds based on our underwriting) will also be deducted on each Monthly Deduction Day. If applicable, the amount and duration of these additional Flat Extras will be displayed on your Policy Data Page. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy.

We will no longer deduct Cost of Insurance charges after the Insured reaches Attained Age 100.

MORTALITY AND EXPENSE RISK CHARGE

We assume a mortality risk that the group of lives we have insured under our policies may, on average, not live as long as we have expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than what we have estimated.

Current—We currently deduct on each Monthly Deduction Day a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year one, or $2.50 per $1,000, and 0.45% in Policy Years two through ten, or $4.50 per $1,000, and 0.25% in Policy Years 11 and following or $2.50 per $1,000 of the Accumulation Value of each Investment Division’s assets.

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90% or $9.00 per $1,000, of the average daily Accumulation Value.

We may increase or decrease the current Mortality and Expense Risk Charge if the mortality risk profile of policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases our after-tax cost of doing business, or if our costs of doing business change for any other reason. However, the Mortality and Expense Risk Charge will never exceed the guaranteed maximum. We will notify policyowners at least 30 days before the change by prospectus supplement and letter.

If the current charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

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RIDER CHARGES

Each month, if you elected the STR, the cost of this rider is included in your Cost of Insurance charge. (For more information about this charge, see “Table of Fees and Expenses.”)

ALLOCATING EXPENSE CHARGE DEDUCTIONS

You can choose how to allocate deductions from your Cash Value. These include the Monthly Contract Charge, Cost of Insurance charge, Mortality and Expense Risk Charge, and STR charge. You can instruct us at the time of the policy application, and any time thereafter, to have expenses deducted from any of the Allocation Alternatives you have chosen, or a combination of those Allocation Alternatives. You can change these instructions at any time.

If the accumulations in the Allocation Alternatives you have chosen for deduction under your policy are insufficient to pay these charges, we will deduct the charges proportionately from each of the other Investment Divisions in your policy and the Fixed Account. If you do not instruct us on how you would like the expenses allocated, we will deduct these charges proportionately from each of the Investment Divisions under your policy and the Fixed Account.

SEPARATE ACCOUNT CHARGES

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the Accumulation Unit value. The Accumulation Unit value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on surrenders and partial surrenders (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or policy transaction proceeds.

PARTIAL SURRENDER PROCESSING FEE

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. Currently, we do not charge a fee when you make a partial surrender.

FUND TRANSFER CHARGE

We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

LOAN CHARGES

We currently charge an Effective Annual Loan Interest Rate of 4.00% payable in arrears. The maximum loan interest rate we will charge is 6.00%. When you Request a loan, an amount equal to the requested loan

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amount is transferred from the Allocation Alternatives to the Loan Account and this amount is added to any Policy Debt.

When you take a loan against your policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently expect to credit on loaned amounts is 0.50% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.05% less than the rate we charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the Effective Annual Loan Interest Rate, less 2.00%; or (2) the Fixed Account GMIR. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

HOW THE POLICY WORKS

This example is based on the charges applicable to a policy issued on or after the date of this prospectus during the First Policy Year, issued on a guaranteed issue, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,164, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.18% for all years:

	Premium Paid	$7,000
less:	Below Target Premium Sales Expense Charge	980
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	88

equals:	Net Premium	$5,792
less:	Mortality and Expense Risk charge (varies monthly)	15
less:	Charges for Cost of Insurance (varies monthly)	254
	Monthly contract charge ($ 5.00 per month in Policy Years 2 and following)	0
plus:	Net investment performance (varies daily)	293

equals:	Cash Value	$5,816
plus:	DPL Account	1,328

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,144

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the policyowner (or contract owner), the Insured, and the beneficiary (or payee). One party can have one or more of these roles. Each party plays an important role in a policy.

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POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

•	elect/add/terminate riders

•	change a beneficiary

•	choose/change underlying Allocation Alternatives

•	take a loan against or take a partial surrender from the Cash Value of the policy.

The current policyowner has the right to transfer ownership to another party/entity. This must be done using our approved “Transfer of Ownership” form in effect at the time of the Request. Please note that the completed Transfer of Ownership form must be sent to Our Service Office in Good Order. When we record the change, it will take effect as of the date the form was signed, subject to any payment made or other action we take before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide its name, address, and other identifying information. A transfer of ownership Request on any variable product requires that the new owner(s) submit financial and suitability information. In addition, following certain types of ownership transfers, you may not be eligible to receive the Alternative Cash Surrender Value upon surrender. For more information about Alternative Cash Surrender Value eligibility, please see “Surrenders—Full Surrenders—Requesting a Surrender.”

INSURED: An Insured’s personal information determines the cost of the life insurance coverage and whether the Life Insurance Proceeds become payable.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the Life Insurance Proceeds from the policy. If the policyowner is an individual, he or she may name his or her estate as the beneficiary.

Who is named as policyowner and beneficiary may impact whether and to what extent the Life Insurance Proceeds may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy” and “IRC Section 101(j)—Impact on Employer-Owner Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured We will pay the designated beneficiary the Life Insurance Proceeds if the policy is still in effect when the Insured dies.

The policy offers:

1.	flexible premium payments where you decide the timing and amount of the payment;

2.	a choice of three Life Insurance Benefit options;

3.	access to the policy’s Cash Value through loans and partial surrender privileges (within limits);

4.	the ability to increase or decrease the policy’s Face Amount of insurance (within limits);

5.	additional benefits through the use of the STR; and

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6.	a selection of Allocation Alternatives, including 174 Investment Divisions (136 of which are available to all policyowners) and a Fixed Account with a GMIR.

Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a Non-Qualified Policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the Request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue and full medical underwriting. Under certain arrangements, if our procedures permit guaranteed issue underwriting, the cost of insurance rates are higher for healthy individuals when this method of underwriting is used than under a substantially similar policy that is issued based on full medical underwriting. Therefore, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy on a unisex basis in certain states where applicable. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may need to make additional premium payments to keep your policy from lapsing. The currently available methods of payment are: direct payments to NYLIAC and any other method to which we agree. (See “Premiums” for more information.)

CASH VALUE

After the free look period has expired, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy at any time is the sum of the Accumulation Value in the Separate Account, plus the value in the Fixed Account and the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and

•	the amount of charges we deduct.

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CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the DPL Account. You are eligible to receive the Alternative Cash Surrender Value, provided that (1) the policy has not been assigned, including an assignment made as part of an exchange under IRC section 1035 and (2) that the policyowner has not changed. The DPL Account is not available to support Monthly Deduction Charges or for purposes of a loan or partial surrender. The Alternative Cash Surrender Value is not available during the Right to Examine period.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 174 Investment Divisions (136 of which are available to all policyowners), as well as to the Fixed Account. Certain policies can allocate among 35 Allocation Alternatives, including the Fixed Account; contact Us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the policy transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

The net investment factor we use to calculate the value of an Accumulation Unit in any Investment Division is (a) divided by (b), where:

(a)

is the net asset value of a Portfolio share, unit, or interest held in the Separate Account for that Investment Division determined at the end of the current Business Day on which we calculate the Accumulation Unit value, plus the per share, unit, or interest amount of any dividends paid or capital gain distributions made by the Portfolio if the ex-dividend date occurs since the end of the immediately preceding Business Day on which we calculate an Accumulation Unit value for that Investment Division; and

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(b)

is the net asset value of a Portfolio share, unit, or interest held in the Separate Account for that Investment Division determined as of the end of the immediately preceding Business Day on which we calculated an Accumulation Unit value for that Investment Division.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

AMOUNT IN THE FIXED ACCOUNT

If your policy was issued before May 1, 2012, you can choose to allocate all or part of your Net Premium payments to the Fixed Account. If your policy was issued on or after May 1, 2012, we can limit the amount of Net Premium (and Cash Value) that may be allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account. Until further notice, you may continue to allocate Net Premium to the Fixed Account according to the percentage allocation that was in effect as of April 20, 2020 (the “Current Allocation”). You may increase your allocation of Net Premium to the Fixed Account, but your Net Premium Allocation percentage will be capped at an additional 5 percentage points over the lower of: (1) the Current Allocation; or (2) the lowest Net Premium allocation percentage that you select, if you subsequently reduce your Net Premium allocation percentage below the Current Allocation.

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For example, if the Current Allocation is 10%, you may increase your allocation of Net Premium to the Fixed Account to a maximum percentage of 15%. However, if you reduce your allocation of Net Premium to the Fixed Account to 7% thereafter, the maximum percentage of Net Premium that you may allocate to the Fixed Account will be reduced to 12%, and subsequent increases in your Net Premium allocation percentage will not increase your maximum allocation percentage.

Any limitations on transfers are described in the “Transfers Among Investment Divisions and the Fixed Account” below.

The amount you have in the Fixed Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account;

plus	(2) any transfers you have made from the Separate Account to the Fixed Account;

plus	(3) any interest credited to the Fixed Account;

less	(4) any partial surrenders you have taken from the Fixed Account;

less	(5) any charges we have deducted from the Fixed Account;

less	(6) any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may apply a transfer charge, which will not exceed $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made. Transfer Requests must be submitted to our Service Office.

Transfers among Investment Divisions and from the Investment Divisions to the Fixed Account:

If your policy was issued before March 1, 2012, you may transfer all or part of the Cash Value from an Investment Division to the Fixed Account.

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If your policy was issued on or after May 1, 2012, we have the right to establish limits on your ability to transfer all or part of the Cash Value from an Investment Division to the Fixed Account. These limits may include allowing no transfers from the Investment Divisions to the Fixed Account. For policies issued on or after May 1, 2012, until further notice,

•	you may not transfer any portion of your policy’s Cash Value from an Investment Division to the Fixed Account.

•

Any Cash Value that has already been allocated to the Fixed Account will continue to receive the current interest rate in effect when interest is credited. Interest accrues and is credited daily. If you transfer any Cash Value from the Fixed Account to the Investment Divisions, you may not transfer it back to the Fixed Account.

The only other current transfer limitations are described below. We will provide you 30 days’ notice before imposing any additional limits on transfers.

You may make transfers among Investment Divisions and from the Investment Divisions to the Fixed Account, subject to the following two conditions:

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Minimum Transfer—Unless we agree otherwise, the minimum amount that may be transferred is the smaller of: (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is made.

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Minimum Remaining Value—After the transfer, the value of: (i) the remaining Accumulation Units in an Investment Division or (ii) the Fixed Account must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer.

Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer Request. Transfers received after the close of the NYSE (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

Transfers from the Fixed Account to the Investment Divisions:

You may make transfers from the Fixed Account to the Investment Divisions, subject to the following three conditions:

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Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy Year’s transfer amount, and (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate in the application), or another date you Request and we approve, the 20% maximum transfer limitation will not apply for a one-time transfer. If your policy was issued on or after May 1, 2012, We have the right to establish limits on your ability to transfer all or part of the Cash Value from the Fixed Account to an Investment Division. These limits may include allowing no transfers from the Fixed Account to an Investment Division. We will provide 30 days notice if we change existing limits on transfers from the Fixed Account to the Investment Divisions.

•	Minimum Transfer—Unless we agree otherwise, the minimum amount that may be transferred is $500.

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•

Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer. (This will apply even in cases where we have limited the maximum that you may transfer, as stated above).

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Generally, we require that all transfer Requests be submitted through the U.S. mail or an overnight carrier. We may permit, in certain limited circumstances for a limited category of policies, transfer Requests to be submitted by fax or e-mail transmission. These requirements are designed to limit potentially harmful transfers.

Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer Request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying Fund; and/or

•	limit the dollar amount, frequency, or number of transfers.

We do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division or Fidelity® VIP Government Money Market Portfolio or within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP U.S. Government Money Market Investment Division or Fidelity® VIP Government Money Market Portfolio at the expiration of the free look period, and transfers made pursuant to the Dollar-Cost Averaging and Automatic Asset Reallocation options.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer Request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer Request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer Request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Transfer Requests must be sent to our Service Office. We will provide you with written notice of any transfer Request we reject or reverse. You should read the Fund prospectuses for

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more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our transfer procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or maximum amount of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1)

The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2)

The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies we issue. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer Requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to, among other things:

(1)	an adverse effect on Portfolio management, such as:

a)	impeding a Portfolio manager’s ability to sustain an investment objective;

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b)	causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise inopportune time) to pay partial surrenders or transfers out of the underlying Eligible Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage “and“ liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for benefits by selecting the optional STR. We approve the issuance of the STR based on our standards and limits for issuing insurance and classifying risks. The STR provides a “Term Insurance Benefit” and is subject to the terms of both the policy and the rider. The STR is not available to policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information.)

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Supplementary Term Rider: This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount, when added to the initial Face Amount of the policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table,” the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

•	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

•	Option 2—The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

•	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the STR will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the policyowner may:

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•	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

•

Convert the STR to increase the Face Amount of the base policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

The policyowner may request changes to the policy under the STR if:

(a)	the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial surrender under the policy.

(b)

the Term Insurance Benefit does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the STR ends on the earliest of:

(a)	the Monthly Deduction Day on or next following our receipt of the policyowner’s signed Request to cancel the rider,
(b)	the Policy Anniversary on which the Insured’s Attained Age is or would have been 100, as required by law,

(c)	the date the STR is fully converted,

(d)	the date the policy ends or is surrendered.

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•

Term Rider vs. Base Policy Coverage: You should consider a number of factors when deciding whether to purchase a policy that includes Life Insurance Benefit coverage in conjunction with the STR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with the STR to one that provides the same initial Life Insurance Benefit without the STR, the policy with the STR may have a lower Target Premium and Sales Expense Charges may be lower. This is because Sales Expense Charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider, like the STR, may have. See “Charges Associated with the Policy— Deductions from Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

If lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, a policy that provides coverage under the STR can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current Cost of Insurance charges are different under policy coverage than under the STR. In general, these rates are lower for Life Insurance Benefit coverage provided under the STR than coverage under the policy for the first six to eight Policy Years. Usually, beginning in Policy Years seven through nine, the cost of insurance rates under the STR are higher than the Cost of Insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy, in particular, during the period referenced above, as well as the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher Cost of Insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with the STR will not perform as well as a policy with base coverage only.

Compensation for Policy Sales: Generally, agents receive higher compensation for sales of the same Life Insurance Benefit through base policy coverage than for sales of STR coverage. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

You should review several illustrations with various combinations of base policy and STR coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your registered representative to review your various options. For more information about comparing policy and STR coverage, see the” Distribution and Compensation Arrangements” section.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR-COST AVERAGING

Dollar-Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar-Cost Averaging, you must send a completed Dollar-

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Cost Averaging form to our Service Office in Good Order. The main objective of Dollar-Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar-Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar-Cost Averaging feature, we will ask you to specify:

•	the dollar amount you want to have transferred (minimum transfer $100);

•	the Investment Division from which you want to transfer money;

•	the Investment Division(s) and/or Fixed Account you want to transfer money to;

•	the date on which you want the transfers to be made, within limits; and

•	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You may not make Dollar-Cost Averaging transfers from the Fixed Account, but you may make Dollar-Cost Averaging transfers into the Fixed Account, subject to any limits specified in the section, “Description of the Policy—Investment Divisions and the Fixed Account—Transfers Among Investment Divisions and the Fixed Account.” We do not count Dollar- Cost Averaging transfers against any limitations We may impose on the number of free transfers.

You may elect this option if your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar-Cost Averaging transfers will resume automatically as last requested.

We will make all Dollar-Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You may specify any day of the month other than the 29th, 30th or 31st of a month. We will not process a Dollar-Cost Averaging transfer unless we have received a Request. We must receive this Request at least five Business Days before the date Dollar- Cost Averaging transfers are scheduled to begin. If your Request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your Request.

You may cancel the Dollar-Cost Averaging option at any time. To cancel the Dollar-Cost Averaging option, we must receive a Request. You may not elect Dollar-Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose this option, we will reallocate your assets automatically on a schedule you select among the Investment Divisions to maintain a predetermined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form to our Service Office in Good Order. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to one Investment Division, while the other 50% be allocated to another Investment Division. Over time, however, the performance variations in each of these Investment Divisions would cause

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this balance to shift. With the AAR option, we will reallocate the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account are excluded from AAR.

We will make AAR transfers either quarterly, semi-annually, or annually (but not monthly), based on your Policy Anniversary. If your Policy Anniversary is on the 29th, 30th, or 31st of a month, the reallocation transfer will occur on the 28th of the month. Your AAR will be canceled if a premium allocation change or Investment Division transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your Investment Division transfer and premium allocation changes. To process AAR transfers, or to cancel or modify an existing AAR, you must send a Request. NYLIAC must receive your Request no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your Request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your Request.

You may elect this option if your Cash Value in the Separate Account is $2,500 or more. We will suspend this option automatically if your Cash Value in the Separate Account is less than $2,000 on a reallocation date. Once your Cash Value in the Separate Account equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this option. We do not count AAR transfers against any limitations we may impose on the number of free transfers.

You cannot elect AAR if you have chosen Dollar-Cost Averaging. However, you have the option of alternating between these two policy options.

ATTAINED AGE 100 POLICY ANNIVERSARY

Beginning on the Policy Anniversary on which the Insured’s Attained Age is 100, the Life Insurance Benefit will equal the Cash Value for all subsequent years, but the following limitations will apply:

(a)

No further Planned or Unplanned Premiums will be allowed, except as needed to keep your policy from lapsing, and no further deductions for Cost of Insurance charges will be made from the Cash Value. We will continue to deduct all other Monthly Deduction Charges.

(b)	The amount in the Fixed Account will continue to accumulate interest.

(c)

You may Request new policy loans and loan interest will continue to accrue on any new and existing loans at the Effective Annual Loan Interest Rate. However, if the amount of the Policy Debt is greater than the Cash Surrender value of your policy, your policy could lapse.

(d)	Partial surrenders and loan repayments will continue to be allowed.

(e)	Changes to the Life Insurance Benefit Option will not be allowed.

(f)	The policy may be surrendered for its proceeds by submitting a Notice to us.

(g)	Any riders attached to your policy will end, unless stated otherwise in the rider.

(h)	Any assets in the Separate Account will continue to participate in the investment experience of the Investment Divisions.

(i)	Transfers among the Allocation Alternatives will continue to be allowed, subject to the limitations described in this prospectus. Please refer to” Investment Divisions and the Fixed Account—

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Transfers Among Investment Divisions and the Fixed Account” for more information on these limitations.

Your policy may not qualify as life insurance after the Insured’s Attained Age 100 under federal tax law and may be subject to adverse tax consequences. Please consult your tax advisor before choosing to continue the policy or take a policy loan after Attained Age 100.

If your policy is still in effect when the Insured dies, we will pay the Life Insurance Proceeds to the beneficiary.

TAX- FREE” SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you may exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because we have discontinued sales of this policy, you may not exchange another policy for one described in this prospectus. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your existing policy and you will have to pay sales expense charges on the new policy (See “Charges Associated with the Policy—Deductions from Premium Payments—Sales Expense Charge” for more information).Also, some charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the Insured at the time of the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange Request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange Request. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

24 MONTH EXCHANGE PRIVILEGE

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own the CorpExec VUL VI policy, you may exchange it for a policy on the life of the Insured without evidence of insurability.

The new policy will be on a permanent plan of life insurance, which we were offering for this purpose on the Issue Date of the existing policy. The new policy will have a face amount equal to the initial Face Amount of your existing policy. It will be based on the same Policy Date, Insured’s class of risk, gender, and issue age, but will not offer variable Allocation Alternatives, such as Investment Divisions. The new policy will have the same provisions and be subject to the same limitations as are in the series of permanent plan life insurance policies being issued by us on that date. Any riders attached to the existing policy will end on the date of exchange, unless we agree otherwise.

To exchange the policy:

•	your policy must be in effect on the date of the exchange;

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•	you must repay any Policy Debt;

•	you must send a Request to our Service Office; and

•	if necessary, we will require you to make any adjustment between the premiums and Cash Values of the existing policy and the new policy.

You will have to pay any sales expense charges imposed by the new policy. Upon an exchange of a policy, the STR and all benefits will end unless we agree otherwise or unless required under state law.

On the Business Day we receive a Request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends the policy to our Service Office along with a Request; or (b) the Business Day we receive the policy at our Service Office and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange Request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.

PREMIUMS

Premium payments are classified as Planned or Unplanned Premiums.

The current available methods of payment are: direct payment to NYLIAC or any other method agreed to by us.

Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of our affiliated broker-dealer, NYLIFE Securities).

PLANNED PREMIUM

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make, subject to the limits that we may set. The premium amount you select for this schedule is called your “Planned Premium.” It is shown on your application. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, and loans.

You may make Planned Premium payments at any time up to the Policy Anniversary on which the Insured’s Attained Age is 100. However, if payment of a Planned Premium will cause the Life Insurance Benefit of your policy to increase more than the Alternative Cash Surrender Value plus Policy Debt will increase, we reserve the right to require proof of insurability before accepting that payment and applying it to your policy. If we require such proof, we will require a written application and will place a copy of that application in the policy and make it a part of your policy. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

There is no penalty if a Planned Premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying Planned Premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the

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duration of the policy depends upon the Cash Surrender Value. You can call our Service Office to determine if we have received your premium payment.

UNPLANNED PREMIUM

An Unplanned Premium is a payment you make that is not part of the premium schedule you choose.

•

While the Insured is living, you may make Unplanned Premium payments at any time before the Policy Anniversary on which the Insured’s Attained Age is 100. Unplanned Premium payments may only be made after the Attained Age 100 Policy Anniversary in order to keep the policy from lapsing.

•

If payment of an Unplanned Premium would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, we may require proof of insurability before accepting that payment and applying it to your policy. If we require such proof, we will require a written application and will place a copy of that application in the policy and make it a part of the policy. The Life Insurance Benefit increase may be necessary for your policy to continue to qualify as life insurance under IRC Section 7702.

•

If a premium payment would cause total premium payments in a Policy Year to exceed the Planned Premium amount for that Policy Year, the excess is Unplanned Premium, even if you made a partial withdrawal from the policy during that Policy Year.

No premium payment, Planned or Unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent to our Service Office in Good Order.

RISK OF MINIMALLY FUNDED POLICIES

You may make additional Planned or Unplanned Premium payments at any time until the Policy Anniversary when the Insured’s Attained Age is 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. In such event, you may want to consider paying more premium than requested to account for the impact of potential market fluctuations and performance-related risks on your Cash Value. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. In addition, by paying only the minimum premium required to keep the policy in force, you may forego the opportunity to build up significant Cash Value in the policy. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuations and performance-related risks. When determining the amount of your Planned Premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the Planned Premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received at our Service Office in Good Order, assuming it is received prior to the close of regular trading on the NYSE, generally 4:00p.m.

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Eastern Time. Any premiums received in Good Order after that time will be credited to your policy on the next Business Day.

The Portfolio assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK (OR “RIGHT TO EXAMINE”)

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. (See” State Variations” for state-by-state details.) To receive a refund, you must return the policy in Good Order to our Service Office (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 10 days of receiving the policy, along with a Request for cancellation.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period, unless we have specified otherwise in the “State Variations” section. After the end of the free look period, or the date we receive your policy delivery receipt, whichever is later, we will then allocate the Net Premium plus any accrued interest to the Investment Divisions of the Separate Account or the Fixed Account according to the instructions in your Premium Allocation Form. If you cancel your policy, however, we will pay you, as of the Business Day either our Service Office or the registered representative through whom you purchased it receives the policy along with the Request for cancellation, the greater of (a) your policy’s Cash Value as of the date the policy as returned or (b) the total premium payments you have made, less Policy Debt and any partial surrenders you have taken. The Alternative Cash Surrender Value does not apply if you exercise this “free look” or right to cancel.

PREMIUM PAYMENTS

Premium payments should be mailed to our Service Office. Acceptance of initial and subsequent premium payments (whether Planned or Unplanned) are subject to the suitability standards of the selling broker-dealer (including those of our affiliated broker-dealer, NYLIFE Securities).

The currently available methods of payment are: direct payment to NYLIAC and any other method to which we agree.

We apply the Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions.

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See” Policy Payment Information—Life Insurance Benefit Options” for more information. You may call our Service Office to determine whether an additional premium payment would be allowed under your policy.

You may change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to our Service Office in Good Order. Your revised premium allocation selection will be effective as of the Business Day we receive the revised premium allocation at our Service Office in Good Order. Premium allocation selections received after market close will be effective the

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next Business Day. The allocation percentages must total 100% and be in whole numbers or, if needed, may contain up to two decimal places.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time as we agree to reinstate it.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date we receive the first Planned Premium payment in Good Order.

The Monthly Deduction Charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You may increase or decrease the Face Amount of your policy on or after the first Policy Anniversary, subject to the minimum Face Amount limitations and minimum Face Amount increase and decrease amounts shown in your policy. If you increase the Face Amount, you may be subject to increased Cost of Insurance rates which in no event will be higher than the Maximum Cost of Insurance Rates on your Policy Data Page. The Face Amount of your policy affects the Life Insurance Benefit to be paid. To increase the Face Amount of your policy, you must send a Request. We may require a written application, signed by you and the Insured, and proof of insurability to increase the Face Amount. Any increase in Face Amount will be subject to our approval and the limits we set. If we approve an increase, we will increase the Face Amount on the Monthly Deduction Day on or after the Business Day we approve the increase. Any increase in the Face Amount that occurs automatically and without your Request is not subject to evidence of insurability.

You should consider the following consequences when increasing the Face Amount of your policy:

•	possible increased monthly Cost of Insurance charges;

•	a new suicide and contestability period applicable only to the amount of the increase;

•	a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and

•	a possible new seven-year testing period for modified endowment contract status.

The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first Policy Anniversary, you may Request a decrease in the Face Amount of your policy. A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner’s Request for the decrease. You should consider the following possible consequences when decreasing the Face Amount of your policy:

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•	a change in the total policy monthly Cost of Insurance charges;

•	possible force-outs of premium if premiums paid exceed the GPT; and

•	adverse tax consequences.

The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your policy. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease.

The policyowner may change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount (or, for policyowners who have elected to include the STR, the Target Face Amount) will cause a corresponding change in the Target Premium.

LIFE INSURANCE PROCEEDS

We will pay proceeds to your beneficiary in one sum when we receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus2)	any additional death benefits available under the STR, if elected;

less3)	any Policy Debt; and

less4)	any unpaid Monthly Deduction Charges.

We will pay interest on these proceeds from the date the Insured died until the date we pay the proceeds. Interest will accrue at the rate we set each year. It will not be less than that required by law. See “Policy Payment Information—Life Insurance Benefit Options” for more information. We will generally pay a higher rate of interest than the interest we set, beginning 31 calendar days from the latest of:

a)	the date that we receive due proof of the Insured’s death in Good Order;

b)	the date that we receive sufficient information to determine our liability, the extent of that liability, and the appropriate payee legally entitled to the Life Insurance Proceeds; and

c)

the date that legal impediments to payment of Life Insurance Proceeds that depend on the action of parties other than us are resolved and sufficient evidence of the same is provided to us. Legal impediments to payment include, but are not limited to, the establishment of guardianships and conservatorships, the appointment and qualification of trustees, executors and administers, and the submission of important information required to satisfy state and federal reporting requirements.

See your policy and “State Variations” for more information.

Beginning on the Policy Anniversary on which the Insured’s Attained Age is 100, the Face Amount, as shown on the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the Life Insurance Proceeds by any Policy Debt. Also, no further monthly deductions will be made for the Cost of Insurance charge. For more information about your policy as of the Policy Anniversary when the

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Insured’s Attained Age is 100, see” Description of the Policy—Attained Age 100 Policy Anniversary.” The federal income tax treatment of a life insurance policy is uncertain after the Insured’s Attained Age is 100. See “Federal Income Tax Considerations.”

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the date the Insured’s Attained Age is 100 or the date the Life Insurance Benefit is due and payable. For example, if the payment of a Life Insurance Benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the Life Insurance Benefit, or the beneficiary does not come forward to claim the Life Insurance Benefit in a timely manner, the Life Insurance Benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Insured last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay the Life Insurance Benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designation, including addresses, if and as they change. Please contact us at 1(888) 695-4748 or send a Notice to our Service Office (or any other address we indicate to you in writing) to make such changes.

PAYEES

The beneficiary is the person(s) or entity(ies) you have specified in our records to receive the Life Insurance Proceeds from your policy. You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive the Life Insurance Proceeds after the Insured dies.

•	You may elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

•

To change a revocable beneficiary while the Insured is living, you must send a Request. Generally, the change will take effect as of the date the Request is signed, unless otherwise specified by the policyowner and subject to any payments we made or actions we have already taken.

•

If no beneficiary is living when the Insured dies, we will pay the Life Insurance Proceeds to you (the policyowner) or if you are deceased, to your estate or your successor in interest, unless we have other instructions from you to do otherwise.

You may name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

HOW WE WILL PAY POLICY PROCEEDS

We will pay the Life Insurance Proceeds in a lump sum. After the death of the Insured, we will pay the beneficiary a single check for the amount of the Life Insurance Proceeds. Any Life Insurance Proceeds paid in one sum will include interest from the date of the Insured’s death to the date of payment. We set the interest rate each year. The rate will be at least the rate required by law.

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WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, we will pay any Cash Surrender Value or, if applicable, Alternative Cash Surrender Value, partial surrenders, loan proceeds, or the Life Insurance Proceeds generally within seven days after we receive all of the necessary requirements at our Service Office in Good Order.

Under the following situations, payment of proceeds may be delayed:

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the Cash Surrender Value, the Alternative Cash Surrender Value, or the Life Insurance Proceeds during any period that:

(a)

we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(b)	the SEC, by order, permits us to delay payment in order to protect our policyowners.

•	We may delay payment of any portion of any loan or surrender Request, including Requests for partial surrenders, from the Fixed Account for up to six months from the date we receive your Request.

•

We may delay payment of the entire Life Insurance Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), we would not be allowed to pay any Request for transfers, partial surrenders, surrenders, loans, or Life Insurance Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest- bearing account and held in that account until we receive instructions from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, or Life Insurance Proceeds, or amounts due pursuant to the free look provision until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

•

We will pay interest on Life Insurance Proceeds from the date the Insured died until the date we pay the proceeds. Under certain circumstances, we may pay additional interest, as described in “Life Insurance Proceeds.” We set the interest rate each year. It will not be less than that required by law.

LIFE INSURANCE BENEFIT OPTIONS

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:

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Option 1—	The Life Insurance Benefit under this option is equal to the greater of (a) the Face Amount of the policy or (b) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC.

Option 2—	The Life Insurance Benefit under this option is equal to the greater of (a) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (b) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC.

Option 3—	The Life Insurance Benefit under this option is equal to the greater of (a) the Face Amount of the policy plus the Cumulative Premium Amount or (b) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC.

The Cash Value and, if applicable, the Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by the STR is added to the amount of the Life Insurance Benefit. We subtract any Policy Debt and any Monthly Deduction Charges incurred but not yet deducted, and then credit any applicable interest on the balance. We pay interest on the Life Insurance Proceeds from the date of death to the date we pay the Life Insurance Proceeds. We set the interest rate each year. It will not be less than that required by law.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if it meets either the GPT or the CVAT. Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternative Cash Surrender Value, times a percentage determined from the appropriate IRC Section 7702 qualification test. You may choose either the GPT table or CVAT before the policy is issued. Once the policy is issued, you may not change to a different table. The Life Insurance Benefit will vary depending on which test is used. You can find the table that contains the percentages in the Policy Data Pages.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the Insured’s Attained Age) of the Alternative Cash Surrender Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on Attained Age, gender, and risk class of the Insured) of the Alternative Cash Surrender Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, because the percentages used for GPT corridor are lower than under the CVAT, a GPT corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit may result in additional Cost of Insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a GPT policy.

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit. (See below for examples of the impact of these tests on sample Life Insurance Benefit Options.)

Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

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•

If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy Cost of Insurance charges and lower Life Insurance Proceeds than under Options 2 or 3.

•

If you choose Option 2, your Life Insurance Benefit will vary with your policy’s Cash Value and you will generally have higher total policy Cost of Insurance charges and higher Life Insurance Proceeds than under Option 1. While this option may allow you to accumulate Cash Value, the Life Insurance Benefit will be subject to an investment risk.

•

If you choose Option 3, your Life Insurance Benefit will vary with your policy’s Cumulative Premium and you will generally have higher total policy Cost of Insurance charges and higher Life Insurance Proceeds than under Option 1. While this option does not subject you to the investment risk that could result from electing Option 2, it may not provide you with the potential to maximize investment opportunities.

The Life Insurance Benefit Option you choose will affect your policy’s Target Premium via its constituent Face Amount (See” Distribution and Compensation Arrangements” for more information). As Target Premiums, in turn, affect the amount of compensation received by your registered representative, they have the potential to influence the recommendation made by your registered representative or broker-dealer as to the Face Amount that will form part of the Life Insurance Benefit Option you choose.

There is no minimum Life Insurance Proceeds guarantee associated with the policy.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Proceeds may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy to ensure that such benefit may be received on a tax-free basis. See the discussion under” Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101 (j)—Impact on Employer-Owned Policies” for more information.

EFFECT OF INVESTMENT PERFORMANCE ON THE LIFE INSURANCE BENEFIT

Positive investment experience in the Investment Divisions may result in a Life Insurance Benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the GPT table have been selected and that the Insured is a male with a Non smoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from GPT table	215%	215%
(4) Alternative Cash Surrender Value multiplied by Percentage from GPT table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT table have been

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selected and that the Insured is a male with a Nonsmoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from CVAT table	337%	337%
(4) Alternative Cash Surrender Value multiplied by Percentage from CVAT table	$168,500	$134,800
(5) Death Benefit = Greater of (1) and (4)	$168,500	$134,800

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first Policy Anniversary, you may change the Life Insurance Benefit Option. However, Life Insurance Benefit Option changes to Option 3 will not be allowed at any time while the Insured is alive. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date we approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change.

Changes from Option 1 to Option 2 If you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the sum of the Alternative Cash Surrender Value plus Policy Debt.	Changes from Option 2 to Option 1 If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value plus Policy Debt.
Changes from Option 3 to Option 1 If you change from Option 3 to Option 1, the Face Amount of the policy will increase by the Cumulative Premiums.	Changes from Option 3 to Option 2 If you change from Option 3 to Option 2, the Face Amount of the policy will increase by the difference between the ACSV and the Cumulative Premiums.
Changes to Option 3 are prohibited.

We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

To change your Life Insurance Benefit Option, you must submit a Request. Changing your Life Insurance Benefit Option may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit.

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor policyowner may be named in the application in a form we provide, or be designated in a Request. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner

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and the original policyowner dies (or ceases to exist) before the Insured, the original policyowner’s estate (or successor in interest) becomes the new policyowner.

The policyowner may also change the policyowner by sending a Request. When this change takes effect, all rights of ownership in the policy will pass to the new policyowner.

When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the Policyowner’s Notice, unless otherwise specified by the policyowner. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the beneficiary. The ACSV is generally available if the policy has not been assigned, including an assignment made as part of an exchange under Section 1035 of the IRC and the policyowner has not changed, unless the change is the result of: (i) a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed ; or (ii) a trust you established for the purpose of providing employee benefits.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that, we cannot contest its validity, except for failure to pay premiums, unless the Insured died within that two-year period, or for cases of fraud in the procurement of your policy, but only when permitted in the state where your policy was delivered. However, for any increase(s) in Face Amount, Target Face Amount, or Term Insurance Benefit, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase. We may contest the payment of that amount only on the basis of those statements made in the application for an increase in Face Amount. If the Life Insurance Benefit is increased due to an Unplanned Premium payment, a two-year contestable period for that increase, based on any statements made in the application for that increase, will begin on the effective date of that payment. However, our right to contest the policy will not apply to an increase in Face Amount that is due simply to a change in the Life Insurance Benefit Option. If the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit, the two-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. Please refer to the Incontestability provision of the STR for more information.

If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of the insured for two years from the date of reinstatement.

SUICIDE

If the death of the Insured is a result of suicide within two years of the Issue Date, and while the policy is in force, we will pay limited Life Insurance Proceeds in one sum to the beneficiary. The limited Life Insurance Proceeds are the total amount of premiums, less any Policy Debt and/or any partial surrender benefits paid. If a suicide occurs within two years of the effective date of an increase in the Face Amount, Target Face Amount, or Term Insurance Benefit, or the Life Insurance Benefit is increased due to an Unplanned Premium payment, we will only pay the monthly Cost of Insurance charges we deducted from Cash Value for that increase or payment in addition to the limited Life Insurance Proceeds, but not the amount of the Face Amount increase. However, if the increase in the Face Amount is the result of a corresponding decrease in the amount of insurance under the STR, the two-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective. No new suicide

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provision will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option. If the policy has been reinstated, the two-year suicide exclusion period will begin on the date of reinstatement.

MISSTATEMENT OF AGE OR GENDER

If the policy application misstates Insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, the Alternative Cash Surrender Value, the Life Insurance Benefit, and the benefits under any attached riders to reflect the correct age and gender as of the original Issue Date. We will adjust the Life Insurance Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and/or gender. If that correction would cause an increase in the Cash Value, the Cash Value will be recalculated from the Issue Date using the mortality charge based on the correct age and/or gender.

ASSIGNMENT

While the Insured is living, you may assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a Request for the assignment at our Service Office. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.) The Alternative Cash Surrender Value is generally not available if you assign your policy. (See “State Variations” and your policy for more information about assignments.)

SURRENDERS

PARTIAL SURRENDERS

You may request a partial surrender from your policy. When you take a partial surrender, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the amount of the partial surrender. To withdraw funds from the policy, we must receive your signed Request at our Service Office.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender as of the Business Day we receive your Request. If we receive your Request after the NYSE is closed for trading, or on a day the NYSE is not open for trading, we will deem the day we receive your Request to be the next Business Day. If a partial surrender would reduce the policy’s Face Amount below the minimum Face Amount requirement of $25,000, we reserve the right to require a full surrender. See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender may reduce your Face Amount, as applicable.

REQUESTING A PARTIAL SURRENDER

You may request a partial surrender from your policy by sending a Request to our Service Office. Surrender requests may also be accepted via fax or e-mail.

Generally, we will pay any partial surrender in one lump sum within seven days after we receive all necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Life Insurance Proceeds” for more information.)

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Your requested partial surrender will be effective on the date we receive your Request. However, if the day we receive your Request is not a Business Day or if your Request is received after the close of regular trading on the NYSE, then the requested partial surrender will be effective the next Business Day.

You may make a partial surrender if (1) the Insured is living, (2) the partial surrender requested is at least $500, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702. When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You may specify how much of the partial surrender you want taken from the amount you have in each of the Allocation Alternatives. If you do not specify how you would like your partial surrender allocated, we will request that you provide to us your allocations in a Notice. If the partial surrender Request is greater than the amount in the Allocation Alternatives you have chosen, we will request that you provide to us your allocations in a Notice. A partial surrender may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations.”)

THE EFFECT OF A PARTIAL SURRENDER

When you take a partial surrender, we reduce your Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, and the Cumulative Premium Amount by the amount of the partial surrender and any applicable partial surrender fee. To withdraw funds from the policy, we must receive your Request.

•	Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the greater of (a) or (b), where:

(a)	is zero, and

(b)	is the amount of the partial surrender less the greater of:

(i)	zero; or

(ii)

the Alternative Cash Surrender Value immediately prior to the partial surrender less the result of the Face Amount immediately prior to the partial surrender divided by the applicable percentage, as shown on the Policy Data Page that corresponds to the Insured’s Attained Age at the time of the partial surrender.

•	Option 2

For policies where Life Insurance Benefit Option 2 is in effect, a partial surrender will not affect the Face Amount.

•	Option 3

For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the partial surrender, a partial surrender will not affect the policy’s Face Amount. If the Cumulative Premium Amount is less than the amount of the partial surrender, the Face Amount will be reduced by the difference between:

(a)	the amount of the partial surrender less the Cumulative Premium Amount immediately prior to the partial surrender; and

(b)	the greater of:

(i)	the Alternative Cash Surrender Value of the policy immediately prior to the partial surrender, less the Cumulative Premium Amount, minus the policy’s Face Amount

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divided by the applicable percentage, as shown on the Policy Data Page for the Insured’s Attained Age at the time of the partial surrender; or

(ii)	zero.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

The following example shows the effect of a partial surrender on the Life Insurance Benefit for Life Insurance Benefit Options 1 and 3, as described above, issued on a male Insured, Attained Age 65:

		Option 1	Option 3
	Total Face Amount	$1,005,000	$715,000
	Death Benefit	$1,005,000	$1,005,000
	ACSV	$500,000	$500,000
Immediately prior to partial surrender	Policy Debt	$-	$-
	Cumulative Premium		290,000
	Partial Surrender	$300,000	$300,000
	Percentage shown on Table of Cash Value %’s for 7702 Compliance	201%	201%
	Total Face Amount:	$1,005,0000
	We reduce Face Amount by the greater of (a) or (b) where:
	(a) is 0, and	$-
	(b) is the partial surrender amount ($300,000) less the greater of:	$300,000
Option 1	(i) $0; or	-
	(ii) (($500,000 + $0 prior
	to partial surrender) less
	$1,005,000), divided by
	201%.	-
	Face Amount Reduction:
	(partial surrender amount
	($300,000) less $0)	$300,000
	Face Amount Reduced to:	$705,000

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Option 3	Total Face Amount:		$715,000
	If the Cumulative Premiums ($290,000) are less than the partial surrender amount ($300,000), we will reduce the Face Amount by the difference between:
	a) $300,000 less $290,000
	(prior to surrender); and		$10,000
	b) the greater of:	$
	i) $500,000 (ACSV pre-
	surrender) less $290,000
	(Cumulative Premiums)
	less $715,000 (Face
	Amount) divided by 201%;
	or		(145,721)
	ii) $0.		-
	Face Amount Reduction:
	(difference between (a)
	[$10,000] and (b) [$0])		$10,000
	Face Amount Reduced to:		$705,000

Any decrease in the policy’s Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in the Face Amount in the reverse order in which they took place, and then to the initial Face Amount.

FULL SURRENDERS

CASH VALUE

After the free look period has expired, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account, and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and

•	the amount of charges we deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the DPL Account. You are generally eligible to receive the ACSV provided that (1) the policy has not been

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assigned, including an assignment made as part of an exchange under IRC section 1035 and (2) that the policyowner has not been changed. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial surrender. The ACSV is also not available during the Right to Examine period; nor is it available following the expiration of eleven Policy Years.

We will credit interest on any amount placed in the DPL Account. The value of the DPL Account during the first Policy Year is equal to a percentage of the cumulative Sales Expense Charge, State Premium Tax Charge, and Federal Premium Tax Charge collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on the Monthly Deduction Day. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Year 1	0.0000%
Policy Year 2	0.8284%
Policy Year 3	0.8742%
Policy Year 4	1.0129%
Policy Year 5	1.0596%
Policy Year 6	1.1538%
Policy Year 7	1.2490%
Policy Year 8	1.3452%
Policy Year 9	1.4424%
Policy Year 10	1.5408%
Policy Year 11	6.4377%

Policy Year 12	100.0%
Policy Year 13	100.0%
Policy Year 14	100.0%
Policy Year 15	100.0%
Policy Year 16	100.0%
Policy Year 17	100.0%
Policy Year 18	100.0%
Policy Year 19	100.0%
Policy Year 20	100.0%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a)	is the value of the DPL Account as of the prior Monthly Deduction Day;

(b)	is the amount amortized;

(c)

is a percentage of the cumulative Sales Expense Charge, State Premium Tax Charge and Federal Premium Tax Charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	99.1716%
Policy Year 3	99.1258%
Policy Year 4	98.9871%
Policy Year 5	98.9404%
Policy Year 6	98.8462%
Policy Year 7	98.7510%
Policy Year 8	98.6548%
Policy Year 9	98.5576%
Policy Year 10	98.4592%
Policy Year 11	93.5623%

Policy Year 12	0.0%
Policy Year 13	0.0%
Policy Year 14	0.0%
Policy Year 15	0.0%
Policy Year 16	0.0%
Policy Year 17	0.0%
Policy Year 18	0.0%
Policy Year 19	0.0%
Policy Year 20	0.0%

and (d) is the interest credited for the prior month.

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The interest credited to the DPL Account at any time will be based on a rate of interest that we declare periodically. That rate will be declared at least annually.

REQUESTING A SURRENDER

To surrender a policy, you will receive the Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. We will calculate the Cash Surrender Value or ACSV as of the date on which we receive your Request, unless a later effective date is selected. All insurance will end on the date we receive your Request for full cash surrender at our Service Office.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day our Service Office receives your Request, together with the policy. If, however, the day we receive your Request is not a Business Day or if your Request is received after the closing of regular trading on the NYSE, the Requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds in one lump sum within seven days after the effective date, subject to the limits explained by the “Policy Payment Information—When We Pay Life Insurance Proceeds” section. All insurance coverage under the policy and the STR will end on the day we receive your surrender Request. A surrender may result in taxable income and a 10% penalty tax may apply. See “Federal Income Tax Considerations” for more information.

LOANS

On or after the first Policy Anniversary and using the policy as sole security, you may borrow any amount up to the Loan Value of the policy. The value in the Loan Account will never be less than (a + b) - c, where:

a = the amount in the Loan Account on the prior Policy Anniversary;

b = the amount of any loan taken since the prior Policy Anniversary; and

c = any loan amount repaid since the prior Policy Anniversary.

Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Loan Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on the Fixed Account.

When you request a loan, or when outstanding interest is added to and becomes part of a loan (Policy Debt), a transfer of funds will be made from the Allocation Alternatives to the Loan Account.

YOUR POLICY AS COLLATERAL FOR A LOAN

The Loan Account secures any Policy Debt and is part of our General Account. When you request a loan, a transfer of funds will be made from the Allocation Alternatives so that the Cash Value in the Loan Account is at least 100% of the requested loan plus any existing Policy Debt. When you request a loan, you may specify the Allocation Alternatives from which the transfer should occur. If you do not specify the source, the transfer amount will be deducted pro-rata from the Allocation Alternatives.

If the requested loan exceeds the amount invested in the specified Allocation Alternatives, the balance will be transferred pro-rata from your assets in the remaining Allocation Alternatives you have.

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The effective date of the loan is the Business Day we receive your loan Request, if we receive it before the close of regular trading on the NYSE, generally 4 P.M. EST. Requests received after the NYSE closes are effective the next Business Day.

On each Policy Anniversary, if the Policy Debt exceeds the loan amount, the excess amount will be transferred from the Allocation Alternatives on a pro rata basis to the Loan Account. On each policy anniversary, if the amount in the Loan Account exceeds the Policy Debt, the excess will be transferred from the Loan Account to the Allocation Alternatives.

We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed Account up to an amount equal to the total amounts that had previously been transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred out of the Loan Account will be allocated according to the policyowner’s premium allocation in effect at the time of transfer unless the policyowner tells us otherwise.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, we currently charge an Effective Annual Loan Interest Rate of 4.00%, payable in arrears. Loan interest accrues each day and is compounded annually. Any loan interest that you do not pay as of the Policy Anniversary will become part of the loan, and will also accrue interest. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment, or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If we have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1)	The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2)	The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3)	We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4)

If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase.

(5)	We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under” Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by NYLIAC will be applied as directed by the Policyowner.

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INTEREST CREDITED ON THE CASH VALUE HELD AS COLLATERAL FOR A POLICY LOAN

When you take a loan against your policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the Effective Annual Loan Interest Rate. The rate on the Loan Account may also be different from the rate we credit on amounts in the Fixed Account. We guarantee that the rate we credit on the Loan Account will never be less than the greater of (1) the Effective Annual Loan Interest Rate, less 2.00%; or (2) the GMIR we credit to the Fixed Account. Interest accrues daily and is credited on each Monthly Deduction Day.

For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 0.50% less than the Effective Annual Loan Interest Rate we charge. Beginning on the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.05% less than the Effective Annual Loan Interest Rate we charge. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums.

EXCESS LOAN CONDITION

If the Policy Debt is greater than the Cash Value, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the excess of the Policy Debt over the Cash Value within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain and penalty tax to you. (See “Termination and Reinstatement—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed in the Loan Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the Policy Debt will reduce the Life Insurance Proceeds that might otherwise be payable.

In addition, to the extent that a loan is not paid and the accrued interest is added to the Policy Debt, that interest becomes unpaid capitalized loan interest. Unpaid capitalized loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the Loan Account. (See “Federal Income Tax Considerations” for more information.)

TERMINATION AND REINSTATEMENT

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LATE PERIOD

If, on a Monthly Deduction Day, your Cash Surrender Value is less than the Monthly Deduction Charges, your policy will continue until the expiration of the Late Period. (See “State Variations” for state-by-state details.) This may happen even if all the Planned Premiums have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the Late Period. Your policy will remain in effect during the Late Period. However, if we do not receive the required payment before the end of the Late Period, we will terminate your policy. . In such event, you will not receive the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, Life Insurance Benefit, or any other policy benefits. No new loans or partial surrenders may be taken during the Late Period.

If the Insured dies during the Late Period, we will pay the Life Insurance Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any Policy Debt and by any unpaid Monthly Deduction Charges for the full Policy Month(s) that run from the beginning of the Late Period through the end of the Policy Month in which the Insured dies.

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REINSTATEMENT OPTION

If your policy has ended, you may Request that we reinstate your policy (and any other benefits provided by the STR) if all of these conditions are met:

•	you send a Request for reinstatement within five years after your policy is ended;

•	the Insured is alive; and

•	you have not surrendered your policy for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value.

Keep in mind that a termination and subsequent reinstatement may cause your policy to become a MEC. MECs are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

If the required payment is made within 31 days after the end of the Late Period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the Late Period, a written application will be required and you must provide proof of insurability that is acceptable to us.

To reinstate the policy, you must make a payment sufficient to cover the Monthly Deduction Charges and any other policy charges to keep the policy (and, if applicable, the STR) in force for at least two months. This payment will be in lieu of the payment of all premiums in arrears. You may want to consider paying additional premium to protect against the impact of potential market fluctuations and performance-related risks on your Cash Value. If, at the time the policy ended, an outstanding policy loan was in effect, that Policy Debt will also be reinstated. Any Policy Debt as of the end of the Late Period can also be repaid, together with loan interest at the current rate in effect at the time of reinstatement, compounded once each year from the end of the Late Period to the date of reinstatement.

We will apply your payment to the Allocation Alternatives as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after the close of the NYSE (usually 4:00 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be credited on the next Business Day. The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. This amount will be reduced by any Policy Debt, if not repaid.

The effective date of the reinstatement will be the Monthly Deduction Day on or following the date we approve the Request for reinstatement.

New contestability and suicide periods will apply from the effective date of reinstatement.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

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The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other insurance or investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Commission rates will vary depending on whether the STR has been added. Compensation rates for policies with the same initial Life Insurance Benefit are lower for policies with the STR added than for policies without the STR. This could influence your registered representative’s advice to you about the relative amounts of base policy and term insurance coverage you should purchase.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, We pay broker- dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7.

Total commissions paid in the fiscal years ended December 31, 2019, 2018 and 2017 were $1,855,950, $2,888,607, and $2,684,881, respectively. NYLIFE Distributors did not retain any of these commissions.

We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive service fees and/or additional compensation based on a percentage of a policy’s Cash Value.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales- related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Broker General Agents who are not employed by NYLIC. Broker General Agents receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on the first-year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC- sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by New York Life or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements.

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FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

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Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. However, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy

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until proceeds of the policy are received upon a surrender of the policy or a partial surrender or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(j)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat Life Insurance Proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain Notice to and obtains certain written consents from Insureds (who must be United States citizens or residents) in circumstances where:

(1)	the Insured was an individual who was an employee within 12 months of his death;

(2)

the Insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are owners of more than 5 percent of the employer, employees who for the preceding year received in excess of $130,000 (for 2020), directors and anyone else in the top 35 percent of employees based on compensation;

(3)

the Life Insurance Proceeds are paid to a family member of the Insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the Insured under the policy (other than the policyowner), a trust established for either the family member’s or beneficiary’s benefit, or the Insured’s estate; or

(4)	the Life Insurance Proceeds are used to buy an equity interest in the policyowner from the family member, beneficiary, trust or estate.

Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a” modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the

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“seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid” modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a” material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A” material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a” modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 591/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

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STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches, in the case of this policy, age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the Insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

POLICY SURRENDERS AND PARTIAL SURRENDERS

Upon a full surrender of a policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender, or a partial surrender.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from Qualified Plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or partial surrenders from this policy or the exercise of other rights and options under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will

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constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

EXCHANGES, SALES, OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. An assignment, sale, or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as a capital gain. If you sell your policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the Insured at the time of the exchange.

For more information about policy assignments, sales, and exchanges, you should consult a qualified tax advisor.

QUALIFIED PLANS

The policies may not be used with Qualified Plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

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Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

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Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law.

The individual situation of each policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of life insurance proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.

For 2020, the federal estate tax, gift tax, and generation-skipping transfer tax exemptions and maximum rates are $11,580,000, as adjusted for inflation, and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year, we will mail you a report showing your policy’s Cash Value, Cash Surrender Value (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the

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latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports policy transactions that you have Requested or authorized. Please review it carefully.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on” Management and Organization—Our Rights—How to Reach Us for Policy Services.”) In the event that your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current policy transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid address is provided.

Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2019 and 2018, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2019, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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STATE VARIATIONS

The following lists all material state variations to the statements made in this prospectus. For more information, please review your policy.

Arizona:

•	Reinstatement. If this policy ends and is reinstated, suicide of the Insured, while sane or insane, within 2 years of the Issue Date is not covered.

California:

•	Free Look (“Right To Examine Policy”). If you return the policy, it will be void from the start and a refund will be made within 30 days from the date We are notified.

District of Columbia:

•

Free Look (“Right To Examine Policy”). Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the representative through whom it was purchased.

Florida:

•

Termination and Late Period. If the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next Policy Month is less than or equal to zero, the policy will continue for a Late Period of 31 days after that Monthly Deduction Day. To inform you of this event, we will mail a notice to you at your last known address at least 30 days before the end of the Late Period.

•

Special Provision Regarding Paid-Up Insurance. At the beginning of the Late Period, We will transfer any Cash Surrender Value you have invested in the Separate Account Investment Divisions as of the beginning of the Late Period to the Fixed Account. We do this by applying the sum of the remaining cash surrender value, which is already reduced by the amount of any Policy Debt, at the net single premium rate for the Insured’s age and sex based on the mortality table and the guaranteed interest rate shown in the Policy.

•	We will calculate the amount of paid-up insurance as of the beginning of the Late Period.

•	When paid-up insurance begins, we will continue to deduct certain charges for the policy on each Monthly Deduction Day and will discontinue all other monthly deductions.

•

When insurance has been changed to paid-up insurance, the Life Insurance Benefit Option selected under the policy will no longer apply and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. You may surrender the paid-up insurance at any time for the Cash Value, which remains at that time. All insurance will end when you send in your signed request for the Cash Value in Good Order. Please review your policy for further details.

•

Payment of Policy Proceeds. The life insurance proceeds of this policy will bear interest that will accrue at the rate set by us for interest credited on life insurance proceeds equal to or greater than the Moody’s Corporate Bond Yield Average-Monthly Corporate.

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•

Payment of Cash Surrender Value. Any payment of the Cash Surrender Value shall include interest at a rate in compliance with the Florida Insurance Code, unless such payment is made by us within 30 days of receipt of the insurance policy and the request for cash surrender.

Montana:

•

Unisex Status. Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured should be disregarded for policies issued in this state.

•

Payment of Policy Proceeds. We will pay the life insurance proceeds to the beneficiary promptly when we have due proof that the Insured died on or after the effective date of the policy, subject to all of its provisions and subject to any payment we made before notification of death. Any claim for the life insurance proceeds under the policy will be settled within 60 days of receipt of due proof of death of the Insured, surrender of the policy, written claim at our Service Office in Good Order and proof of the interest of the claimant.

The life insurance proceeds of the policy will be paid in one sum. Such life insurance proceeds will bear interest computed daily from the date of the Insured’s death to the date of payment. We set the interest rate each year. The minimum rate is 3% per year and will not be less than Montana law requires.

New York:

•	Free Look (“Right To Examine Policy”). The amount We refund will equal the premiums paid less loans and surrenders.

•	Life Insurance Proceeds. We will pay the life insurance proceeds to the Beneficiary within 30 days when We have due proof that the insured died on or after the Effective Date of this policy.

•

Face Amount Increase. Within 10 days after the effective date of an increase, you can cancel the increase by submitting your signed request to our Service Office in Good Order. In this case, any charges paid for the increase will be refunded.

•	Face Amount Decrease. Once per Policy Year, you can decrease your Face Amount, provided at least the Minimum Face Amount shown on Policy Data Page 2 remains in effect.

•	Premium Payments. If you have an outstanding loan, any Planned or Unplanned Premiums will first be applied to reduce that loan unless you tell Us otherwise.

•

Special Provision Regarding Paid-Up Insurance. You may elect paid-up life insurance by sending a signed request to our Service Office in Good Order. The paid-up insurance will begin on the Policy Anniversary following the date we receive your request. No more premiums may be paid. It is payable to the Beneficiary when we have proof that the Insured died while the paid-up insurance is in effect.

When paid-up insurance begins, we will transfer any Cash Surrender Value you have invested in the Separate Account Investment Divisions to the Fixed Account and We will continue to deduct certain charges for the policy on each Monthly Deduction Day. When insurance has been changed

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to paid-up insurance, the Life Insurance Benefit Option selected under the policy will no longer apply and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. You may surrender the paid-up insurance at any time for the full Cash Value, which remains at that time. All insurance will end when you send your signed request for the Cash Value to our Service Office in Good Order. See your policy for complete details.

•

Reinstatement. To reinstate this policy, a payment that is sufficient to keep this policy in effect for at least 3 months must be made. If this policy is reinstated, we will reinstate the Cash Value corresponding to the date the policy ended, less any Policy Debt if not repaid.

•

Transfers. Any transfer of the assets of the Separate Account to another separate account will only be made if approved by an appropriate insurance supervisory official of the state of New York or deemed approved in accordance with such law or regulation.

•

Change In Investment Objective. If an investment objective of the Separate Account is changed, it must be approved by the appropriate insurance official of the State of New York or deemed approved in accordance with such law or regulation. This may require a filing with, and approval by, the Superintendent of the Department of Financial Services of the State of New York.

In the event of a material change in the investment policy of the Separate Account, you have the right to exchange, without evidence of insurability, to a general account life insurance policy issued by us or one of Our affiliates. You may elect to have the date of exchange be within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later.

•	Cash Value. On any day, charges and credits to the Cash Value will be processed in the following order, if applicable:

(1)	crediting of premium payments and loan repayments;

(2)	credited interest on the Fixed Account and adjustment of unit values for the Separate Account;

(3)	charges related to Policyowner requests such as transfers and partial surrenders; and

(4)	monthly deductions.

•

Loan Value. On or after the first Policy Anniversary and using the policy as sole security, you may borrow any amount up to the loan value of the policy. The loan value on any given date is equal to the Cash Value, less any Policy Debt to that date, less an amount that is sufficient to keep this policy in force for at least 3 months, based on current policy values at the time of the loan.

•	Loan Account. The minimum amount allowed for a loan is $500.

•

Information Provided In The Application. No statement made in connection with the application will be used by us to contest this policy, or deny a claim, unless that statement is a material misrepresentation and is part of the application.

•	Contestable Period. Any action to contest the policy may only be made on the basis of any material misstatements in the application.

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•

Suicide Exclusion. If this policy ends and is reinstated, suicide of the Insured, within 2 years from the date of reinstatement is not covered. However, any suicide exclusion period in effect prior to reinstatement will remain in effect.

•

Deferral of Loan, Surrender, or Life Insurance Benefit Proceeds. Interest will be paid on any loan or surrender amount or life insurance proceeds deferred beyond 10 working days from the date we receive your request at our Service Office in Good Order. We will set the interest rate to be at least the rate required by law.

•	Age 100 Policy Anniversary. Beginning on the Policy Anniversary on which the Insured is age 100:

•

No further Planned or Unplanned Premiums will be allowed, except as needed to keep the policy from lapsing, and no further cost of insurance deductions will be made from the Cash Value. We will continue to deduct all other Monthly Deduction Charges.

•	Partial surrenders and loan repayments will continue to be allowed.

•	Transfers among Investment Divisions will continue to be allowed, subject to limitations.

North Dakota:

•	Effective Date. Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

•	Life Insurance Proceeds. We will pay the life insurance proceeds to the Beneficiary within 60 days when we have due proof that the Insured died on or after the Effective Date of this policy.

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OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL VI, including information about compensation arrangements. The SAI is available without charge upon Request. You may Request the SAI by mail by contacting NYLIAC at our Service Office, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS

FOR THE STATEMENT OF ADDITIONAL INFORMATION

Information about CorpExec VUL VI, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL VI are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or additional information about your policy, contact your registered representative or call us at (888) 695-4748.

SEC File Number: 811-07697

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Statement of Additional Information

dated May 1, 2020

for

Corporate Executive Series VI

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current CorpExec VUL VI Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL VI prospectus dated May 1, 2020 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL VI prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL VI prospectus.

CorpExec VUL VI is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

GENERAL INFORMATION AND HISTORY

The prospectus and SAI describe a flexible premium variable universal life insurance policy that NYLIAC issues: CorpExec VUL VI.

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policy described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $174.6 billion at the end of 2019. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

About NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other insurance or investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, we pay broker-dealers

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a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7.

Total commissions paid in the fiscal years ended December 31, 2019, 2018, and 2017 were $1,855,950, $2,888,607, and $2,684,881, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s Cash Value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Broker General Agents who are not employed by NYLIC. Broker General Agents receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on the first-year premiums paid.

The Newport Group, Inc., 300 International Parkway, Suite 270, Heathrow, Florida 32746 is a broker-dealer that sells the life insurance products of NYLIC and its affiliates. In 2019, in addition to the commissions described above, the Newport Group, Inc. received override payments of $53,181 based on persistency and premiums paid under the policies it services.

AFS Securities, LLC, 404 Wyman Street, Suite 100, Waltham, Massachusetts is a broker-dealer that sells the life insurance products of NYLIC and its affiliates. In 2019, in addition to the commissions described above, AFS Securities, LLC received override payments of $52,795 based on commissions and/or service fees paid and a percentage of cash value under the policies it services.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

3

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of the Separate Account as of December 31, 2019 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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NYLIAC Corporate Sponsored
Variable Universal Life
Separate Account-I
Financial Statements

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities
As of December 31, 2019

	MainStay VP Bond— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Epoch U.S. Equity Yield— Initial Class	MainStay VP Epoch U.S. Small Cap— Initial Class
ASSETS:
Investment at net asset value	$50,823,715	$4,855,753	$6,580,713	$2,014,389	$—
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	2,477	8,677	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(2,457)	(8,677)	—	1	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	20	—	—	1	—

Total net assets	$50,823,715	$4,855,753	$6,580,713	$2,014,389	$—

Total shares outstanding	3,488,751	364,949	695,951	124,963	—

Net asset value per share (NAV)	$14.57	$13.31	$9.46	$16.12	$—

Total units outstanding	2,624,897	234,670	618,537	63,988	—
Variable accumulation unit value (lowest to highest)	$19.13 to $25.35	$20.69 to $20.69	$10.40 to $10.64	$31.43 to $31.70	$—
Identified cost of investment	$50,407,266	$4,837,861	$6,058,803	$1,896,286	$—
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MainStay VP Fidelity Institutional AM® Utilities— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP IQ Hedge Multi- Strategy— Initial Class	MainStay VP Janus Henderson Balanced— Initial Class
ASSETS:
Investment at net asset value	$3,512,033	$7,456,356	$12,333,936	$144,419	$8,607,452
Dividends due and accrued	—	957	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	10,111	154	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(10,109)	(1,111)	101	—	10
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2	—	101	—	10

Total net assets	$3,512,033	$7,456,356	$12,333,936	$144,419	$8,607,452

Total shares outstanding	260,293	834,866	719,789	16,527	613,276

Net asset value per share (NAV)	$13.49	$8.93	$17.14	$8.74	$14.04

Total units outstanding	178,604	436,216	542,798	17,255	415,636
Variable accumulation unit value (lowest to highest)	$19.32 to $19.69	$17.10 to $17.10	$22.72 to $22.72	$8.37 to $8.37	$20.30 to $20.77
Identified cost of investment	$2,989,813	$7,555,146	$11,986,185	$138,925	$7,852,668
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MainStay VP Large Cap Growth— Initial Class	MainStay VP MacKay Common Stock— Initial Class	MainStay VP MacKay Convertible— Initial Class	MainStay VP MacKay Government— Initial Class	MainStay VP MacKay Growth— Initial Class
ASSETS:
Investment at net asset value	$2,708,438	$1,358,830	$3,974,657	$846,175	$254,779
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	2,340	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	6	—	(2,340)	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	6	—	—	—

Total net assets	$2,708,438	$1,358,830	$3,974,657	$846,175	$254,779

Total shares outstanding	106,175	50,643	292,208	78,078	7,807

Net asset value per share (NAV)	$25.51	$26.83	$13.60	$10.84	$32.64

Total units outstanding	64,098	34,960	117,337	49,680	8,154
Variable accumulation unit value (lowest to highest)	$23.93 to $42.95	$37.06 to $44.17	$29.36 to $33.87	$17.03 to $17.03	$31.27 to $31.27
Identified cost of investment	$2,596,787	$1,431,969	$3,808,582	$836,190	$210,500
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MainStay VP MacKay High Yield Corporate Bond— Initial Class	MainStay VP MacKay International Equity— Initial Class	MainStay VP MacKay Mid Cap Core— Initial Class	MainStay VP MacKay S&P 500 Index— Initial Class	MainStay VP MacKay Small Cap Core— Initial Class
ASSETS:
Investment at net asset value	$44,377,829	$57,875,077	$19,700,442	$361,950,494	$8,971,999
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	39,569	89	9,243	195	1,613
Net receivable from (payable to) the Fund for shares sold or purchased	(39,555)	287	(9,243)	2,084	(1,613)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	14	376	—	2,279	—

Total net assets	$44,377,829	$57,875,077	$19,700,442	$361,950,494	$8,971,999

Total shares outstanding	4,457,737	3,570,106	1,452,367	5,866,290	842,373

Net asset value per share (NAV)	$9.96	$16.21	$13.56	$61.70	$10.65

Total units outstanding	1,559,313	2,023,496	477,153	9,534,002	697,245
Variable accumulation unit value (lowest to highest)	$28.16 to $39.50	$26.62 to $32.97	$41.29 to $41.29	$37.92 to $38.10	$12.87 to $12.87
Identified cost of investment	$43,867,418	$51,659,233	$20,372,426	$208,097,627	$9,374,616
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MainStay VP Mellon Natural Resources— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Government Money Market— Initial Class	AB VPS International Value Portfolio— Class A	AB VPS Small/Mid Cap Value Portfolio— Class A
ASSETS:
Investment at net asset value	$1,829,194	$10,747,555	$32,637,104	$57	$4,561,020
Dividends due and accrued	—	—	1,030	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	7,654	—	66,819	—	1,156
Net receivable from (payable to) the Fund for shares sold or purchased	(7,654)	5	(67,834)	—	(1,156)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	5	15	—	—

Total net assets	$1,829,194	$10,747,555	$32,637,104	$57	$4,561,020

Total shares outstanding	290,945	834,085	32,633,170	4	254,663

Net asset value per share (NAV)	$6.29	$12.89	$1.00	$14.37	$17.91

Total units outstanding	263,765	491,777	26,953,553	8	166,477
Variable accumulation unit value (lowest to highest)	$6.93 to $6.93	$21.38 to $21.88	$1.17 to $1.33	$7.54 to $7.54	$27.40 to $27.40
Identified cost of investment	$1,918,735	$10,880,210	$32,636,054	$59	$4,987,619
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Alger Weatherbie Specialized Growth Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP Mid Cap Value Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS Asset Allocation Fund— Class 1
ASSETS:
Investment at net asset value	$1,231,442	$1,703,696	$1,195,829	$3,760,414	$10,896,648
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	9,921
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	(9,893)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	28

Total net assets	$1,231,442	$1,703,696	$1,195,829	$3,760,414	$10,896,648

Total shares outstanding	651,557	166,052	57,770	320,308	453,083

Net asset value per share (NAV)	$1.89	$10.26	$20.70	$11.74	$24.05

Total units outstanding	43,884	154,531	66,896	131,242	786,037
Variable accumulation unit value (lowest to highest)	$28.06 to $28.06	$11.02 to $11.02	$17.88 to $17.88	$28.65 to $30.40	$13.79 to $13.91
Identified cost of investment	$1,623,810	$1,671,771	$1,123,781	$3,431,529	$10,522,363

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	American Funds IS Blue Chip Income and Growth Fund— Class 1	American Funds IS Global Bond Fund— Class 1	American Funds IS Global Growth Fund— Class 1	American Funds IS Global Small Capitalization Fund— Class 1	American Funds IS Growth Fund— Class 1
ASSETS:
Investment at net asset value	$42,813	$89,221	$2,664,069	$1,087,947	$14,326,654
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	(211,035)
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	211,036
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	1

Total net assets	$42,813	$89,221	$2,664,069	$1,087,947	$14,326,654

Total shares outstanding	3,157	7,361	81,795	40,595	176,393

Net asset value per share (NAV)	$13.56	$12.12	$32.57	$26.80	$81.22

Total units outstanding	3,754	7,575	90,540	71,023	810,083
Variable accumulation unit value (lowest to highest)	$11.40 to $11.40	$11.78 to $11.78	$29.42 to $29.42	$15.32 to $15.32	$17.54 to $17.69
Identified cost of investment	$40,089	$87,126	$2,341,711	$979,514	$13,284,718
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	American Funds IS Growth-Income Fund— Class 1	American Funds IS International Fund— Class 1	American Funds IS New World Fund®— Class 1	BlackRock® Global Allocation V.I. Fund— Class I	BlackRock® High Yield V.I. Fund— Class I
ASSETS:
Investment at net asset value	$2,456,605	$23,877,084	$9,674,694	$12,892,594	$669,612
Dividends due and accrued	—	—	—	—	2,827
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	6,813	(100,682)	—	—	2,779
Net receivable from (payable to) the Fund for shares sold or purchased	(6,813)	100,683	—	—	(5,606)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	1	—	—	—

Total net assets	$2,456,605	$23,877,084	$9,674,694	$12,892,594	$669,612

Total shares outstanding	48,444	1,144,635	374,408	753,072	89,742

Net asset value per share (NAV)	$50.71	$20.86	$25.84	$17.12	$7.43

Total units outstanding	152,756	1,661,975	669,289	1,018,215	50,507
Variable accumulation unit value (lowest to highest)	$16.08 to $16.08	$14.24 to $14.37	$14.33 to $14.46	$12.50 to $12.66	$13.26 to $13.26
Identified cost of investment	$2,397,685	$22,320,567	$9,068,487	$12,783,291	$647,392
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	BNY Mellon IP Technology Growth Portfolio— Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio— Initial Shares	ClearBridge Variable Appreciation Portfolio— Class I	ClearBridge Variable Large Cap Growth Portfolio— Class I	Davis Value Portfolio
ASSETS:
Investment at net asset value	$8,409,357	$9,458	$122,989	$104,496	$473,845
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	195	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(195)	—	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$8,409,357	$9,458	$122,989	$104,496	$473,845

Total shares outstanding	332,912	226	2,629	3,484	55,878

Net asset value per share (NAV)	$25.26	$41.78	$46.78	$29.99	$8.48

Total units outstanding	193,873	412	9,517	6,910	18,640
Variable accumulation unit value (lowest to highest)	$43.38 to $43.38	$22.84 to $22.84	$12.92 to $12.92	$15.12 to $15.12	$25.36 to $25.36
Identified cost of investment	$6,875,040	$8,086	$119,496	$94,976	$496,156

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	DFA VA Global Bond Portfolio	DFA VA Global Moderate Allocation Portfolio
ASSETS:
Investment at net asset value	$4,355,299	$178,595	$7,988,133	$5,294,933	$465,858
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	(80,532)	—	106
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	80,532	—	(106)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$4,355,299	$178,595	$7,988,133	$5,294,933	$465,858

Total shares outstanding	179,452	14,508	208,567	505,242	35,001

Net asset value per share (NAV)	$24.27	$12.31	$38.30	$10.48	$13.31

Total units outstanding	290,536	17,883	373,132	482,374	38,816
Variable accumulation unit value (lowest to highest)	$14.99 to $14.99	$9.99 to $9.99	$21.41 to $21.41	$10.98 to $10.98	$12.00 to $12.00
Identified cost of investment	$3,912,893	$175,530	$7,910,159	$5,433,632	$447,829
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	DFA VA International Small Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	DFA VIT Inflation- Protected Securities Portfolio	DWS Alternative Asset Allocation VIP— Class A
ASSETS:
Investment at net asset value	$4,189,546	$8,037,193	$1,472,569	$9,754,425	$51,133
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	841,715	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	(841,715)	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$4,189,546	$8,037,193	$1,472,569	$9,754,425	$51,133

Total shares outstanding	334,628	292,794	81,900	947,952	3,830

Net asset value per share (NAV)	$12.52	$27.45	$17.98	$10.29	$13.35

Total units outstanding	292,033	528,892	99,539	854,969	4,697
Variable accumulation unit value (lowest to highest)	$14.35 to $14.35	$15.20 to $15.20	$14.79 to $14.79	$11.41 to $11.41	$10.89 to $10.89
Identified cost of investment	$4,070,367	$7,773,228	$1,537,128	$9,511,865	$49,265
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	DWS Global Small Cap VIP— Class A	DWS Small Cap Index VIP— Class A	DWS Small Mid Cap Value VIP— Class A	Fidelity® VIP ContrafundSM Portfolio— Initial Class	Fidelity® VIP Emerging Markets Portfolio— Initial Class
ASSETS:
Investment at net asset value	$150,043	$29,927,827	$733,509	$14,587,445	$923,657
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(39,378)	—	8,755	11
Net receivable from (payable to) the Fund for shares sold or purchased	—	39,378	—	(8,748)	(9)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	7	2

Total net assets	$150,043	$29,927,827	$733,509	$14,587,445	$923,657

Total shares outstanding	14,653	1,763,573	53,580	392,452	72,844

Net asset value per share (NAV)	$10.24	$16.97	$13.69	$37.17	$12.68

Total units outstanding	9,480	889,684	37,660	340,548	85,720
Variable accumulation unit value (lowest to highest)	$15.83 to $15.83	$25.15 to $33.66	$19.48 to $19.48	$42.37 to $55.74	$10.74 to $10.79
Identified cost of investment	$171,516	$30,417,931	$806,220	$13,385,418	$848,447
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Fidelity® VIP Equity-Income PortfolioSM— Initial Class	Fidelity® VIP Freedom 2010 PortfolioSM— Initial Class	Fidelity® VIP Freedom 2020 PortfolioSM— Initial Class	Fidelity® VIP Freedom 2030 PortfolioSM— Initial Class	Fidelity® VIP Freedom 2040 PortfolioSM— Initial Class
ASSETS:
Investment at net asset value	$1,288,792	$1,886,466	$15,045,859	$14,221,271	$6,841,038
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	8,912	—	—	1,323	373
Net receivable from (payable to) the Fund for shares sold or purchased	(8,912)	—	—	(1,323)	(373)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$1,288,792	$1,886,466	$15,045,859	$14,221,271	$6,841,038

Total shares outstanding	54,219	140,571	1,073,937	930,711	296,405

Net asset value per share (NAV)	$23.77	$13.42	$14.01	$15.28	$23.08

Total units outstanding	43,165	85,461	644,039	575,826	254,345
Variable accumulation unit value (lowest to highest)	$29.67 to $35.44	$22.07 to $22.07	$20.19 to $23.38	$24.70 to $24.70	$26.90 to $26.90
Identified cost of investment	$1,217,665	$1,791,092	$14,055,075	$12,769,298	$6,147,217
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Fidelity® VIP Freedom 2050 PortfolioSM— Initial Class	Fidelity® VIP Government Money Market Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class
ASSETS:
Investment at net asset value	$366,474	$729,904,011	$3,498,630	$209,154,880	$21,983,881
Dividends due and accrued	—	2	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(60,044)	—	(206,903)	734
Net receivable from (payable to) the Fund for shares sold or purchased	—	64,702	—	206,922	(723)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	4,660	—	19	11

Total net assets	$366,474	$729,904,011	$3,498,630	$209,154,880	$21,983,881

Total shares outstanding	17,721	729,904,009	44,236	652,895	1,669,239

Net asset value per share (NAV)	$20.68	$1.00	$79.09	$320.35	$13.17

Total units outstanding	28,101	70,998,020	85,582	5,381,233	1,122,749
Variable accumulation unit value (lowest to highest)	$13.04 to $13.04	$10.26 to $10.54	$40.89 to $41.22	$38.80 to $46.30	$19.44 to $21.47
Identified cost of investment	$343,481	$729,904,009	$3,102,607	$157,459,604	$21,341,642
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Real Estate Portfolio— Initial Class	Fidelity® VIP Strategic Income Portfolio— Initial Class	Fidelity® VIP Value Portfolio— Initial Class
ASSETS:
Investment at net asset value	$10,554,521	$11,239,654	$17,342,719	$162,674	$1,310,959
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	36	—
Net receivable from (payable to) the Fund for shares sold or purchased	1	—	—	(36)	5
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1	—	—	—	5

Total net assets	$10,554,521	$11,239,654	$17,342,719	$162,674	$1,310,959

Total shares outstanding	320,319	485,934	876,337	14,207	83,077

Net asset value per share (NAV)	$32.95	$23.13	$19.79	$11.45	$15.78

Total units outstanding	257,119	484,280	1,037,830	13,900	94,763
Variable accumulation unit value (lowest to highest)	$40.96 to $50.64	$23.21 to $23.21	$16.71 to $16.71	$11.70 to $11.70	$13.76 to $13.92
Identified cost of investment	$10,629,300	$9,684,405	$16,430,289	$162,805	$1,285,305
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Fidelity® VIP Value Strategies Portfolio— Service Class 2	Invesco Oppenheimer V.I. Capital Appreciation Fund— Series I Shares	Invesco Oppenheimer V.I. Total Return Bond Fund— Series I Shares	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares
ASSETS:
Investment at net asset value	$360,384	$329,625	$987	$1,346,407	$3,719,252
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	8,970	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	(8,970)	—	—	1
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	1

Total net assets	$360,384	$329,625	$987	$1,346,407	$3,719,252

Total shares outstanding	26,834	5,515	124	84,573	204,130

Net asset value per share (NAV)	$13.43	$59.77	$7.93	$15.92	$18.22

Total units outstanding	11,205	12,269	73	29,901	202,435
Variable accumulation unit value (lowest to highest)	$32.16 to $32.16	$26.87 to $26.87	$13.81 to $13.81	$45.03 to $45.03	$16.01 to $18.52
Identified cost of investment	$352,811	$297,639	$968	$1,443,636	$3,391,294
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Invesco V.I. International Growth Fund— Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares	Janus Henderson Enterprise Portfolio— Institutional Shares	Janus Henderson Flexible Bond Portfolio— Institutional Shares	Janus Henderson Forty Portfolio— Institutional Shares
ASSETS:
Investment at net asset value	$15,852,582	$869,126	$14,113,991	$2,386,206	$5,166,956
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	439	—	(1,322)	—	8,814
Net receivable from (payable to) the Fund for shares sold or purchased	(439)	—	1,322	—	(8,814)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$15,852,582	$869,126	$14,113,991	$2,386,206	$5,166,956

Total shares outstanding	405,852	71,357	165,153	200,859	116,425

Net asset value per share (NAV)	$39.06	$12.18	$85.46	$11.88	$44.38

Total units outstanding	767,015	41,168	227,960	207,423	111,779
Variable accumulation unit value (lowest to highest)	$20.67 to $20.67	$21.11 to $21.11	$61.92 to $61.92	$11.50 to $11.50	$46.22 to $46.22
Identified cost of investment	$14,870,020	$931,004	$11,484,171	$2,375,038	$4,417,914
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Janus Henderson Global Research Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund Developing Growth Portfolio— Class VC	Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund— Service Class
ASSETS:
Investment at net asset value	$694,837	$2,412,778	$181,181	$1,438,283	$9,183,324
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	585
Net receivable from (payable to) the Fund for shares sold or purchased	1	1	—	—	(584)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1	1	—	—	1

Total net assets	$694,837	$2,412,778	$181,181	$1,438,283	$9,183,324

Total shares outstanding	12,278	232,669	6,064	60,585	152,699

Net asset value per share (NAV)	$56.59	$10.37	$29.88	$23.74	$60.14

Total units outstanding	26,786	125,347	11,223	52,902	239,018
Variable accumulation unit value (lowest to highest)	$25.65 to $26.95	$15.75 to $19.43	$16.15 to $16.15	$27.15 to $33.69	$28.66 to $38.62
Identified cost of investment	$535,072	$2,426,221	$191,596	$1,450,751	$7,820,159
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	LVIP Mondrian International Value Fund— Standard Class	LVIP SSgA Bond Index Fund— Standard Class	LVIP SSgA Developed International 150 Fund— Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class	LVIP SSgA International Index Fund— Standard Class
ASSETS:
Investment at net asset value	$79,509	$26,992,146	$5,019,667	$4,793,911	$28,871,209
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	1,036	—	—	7,159
Net receivable from (payable to) the Fund for shares sold or purchased	—	(1,036)	—	—	(7,159)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$79,509	$26,992,146	$5,019,667	$4,793,911	$28,871,209

Total shares outstanding	4,687	2,355,336	615,608	558,666	2,933,172

Net asset value per share (NAV)	$16.96	$11.46	$8.15	$8.58	$9.84

Total units outstanding	6,520	2,236,065	297,492	449,028	1,789,928
Variable accumulation unit value (lowest to highest)	$12.20 to $12.20	$12.07 to $12.07	$16.87 to $16.87	$10.68 to $10.68	$16.13 to $16.13
Identified cost of investment	$76,993	$26,653,439	$5,426,041	$4,870,697	$26,631,035
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MFS® Global Real Estate Portfolio— Initial Class	MFS® Global Tactical Allocation Portfolio— Initial Class	MFS® International Intrinsic Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® Mid Cap Value Portfolio— Initial Class
ASSETS:
Investment at net asset value	$39,997	$2,425,579	$23,659,969	$107,378	$1,786,930
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	(123,594)	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	123,594	1	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	1	—

Total net assets	$39,997	$2,425,579	$23,659,969	$107,378	$1,786,930

Total shares outstanding	2,514	152,937	790,246	3,227	204,454

Net asset value per share (NAV)	$15.91	$15.86	$29.94	$33.27	$8.74

Total units outstanding	2,636	145,432	960,986	2,401	128,054
Variable accumulation unit value (lowest to highest)	$15.17 to $15.17	$16.68 to $16.68	$24.62 to $24.62	$44.64 to $44.64	$13.95 to $13.95
Identified cost of investment	$35,788	$2,357,761	$21,170,745	$73,243	$1,756,834
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MFS® New Discovery Series— Initial Class	MFS® Value Series— Initial Class	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I	Morgan Stanley VIF Global Infrastructure Portfolio— Class I	Morgan Stanley VIF U.S. Real Estate Portfolio— Class I
ASSETS:
Investment at net asset value	$5,517	$61,327,860	$4,406,130	$340,563	$5,506,474
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(116,953)	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	116,954	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	1	—	—	—

Total net assets	$5,517	$61,327,860	$4,406,130	$340,563	$5,506,474

Total shares outstanding	272	2,927,344	573,715	41,941	251,093

Net asset value per share (NAV)	$20.28	$20.95	$7.68	$8.12	$21.93

Total units outstanding	123	1,700,852	167,184	22,717	144,371
Variable accumulation unit value (lowest to highest)	$44.27 to $44.27	$27.81 to $36.08	$26.35 to $26.35	$14.99 to $14.99	$38.08 to $45.20
Identified cost of investment	$4,738	$58,115,432	$4,328,406	$326,948	$5,246,654
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Neuberger Berman AMT Large Cap Value Portfolio— Class I	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio— Class I	Neuberger Berman AMT Sustainable Equity Portfolio— Class I	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class
ASSETS:
Investment at net asset value	$—	$88,987	$704,675	$2,355,735	$6,576,266
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	98
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	(98)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$—	$88,987	$704,675	$2,355,735	$6,576,266

Total shares outstanding	—	5,558	26,206	178,600	579,407

Net asset value per share (NAV)	$—	$16.01	$26.89	$13.19	$11.35

Total units outstanding	—	6,961	64,410	206,589	438,520
Variable accumulation unit value (lowest to highest)	$—	$12.78 to $12.78	$10.94 to $10.94	$11.40 to $11.40	$15.00 to $15.00
Identified cost of investment	$—	$100,606	$682,595	$2,321,258	$6,784,244
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	PIMCO VIT High Yield Portfolio— Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Real Return Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Administrative Class
ASSETS:
Investment at net asset value	$2,681,695	$898,821	$7,143,128	$12,896,726	$38,635,070
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	98	285	9,752	9,753
Net receivable from (payable to) the Fund for shares sold or purchased	—	(98)	(285)	(9,752)	(9,753)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$2,681,695	$898,821	$7,143,128	$12,896,726	$38,635,070

Total shares outstanding	337,320	69,676	700,307	1,020,311	3,505,905

Net asset value per share (NAV)	$7.95	$12.90	$10.20	$12.64	$11.02

Total units outstanding	144,207	34,969	458,102	732,696	1,845,985
Variable accumulation unit value (lowest to highest)	$18.62 to $18.62	$25.74 to $25.74	$15.60 to $15.60	$17.55 to $17.55	$20.96 to $20.96
Identified cost of investment	$2,578,548	$811,564	$7,151,137	$12,577,994	$37,805,583
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Moderate Allocation Portfolio
ASSETS:
Investment at net asset value	$70,548,117	$1,989,845	$3,708,504	$6,111,722	$4,711,754
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	390	293	—	2,155	741
Net receivable from (payable to) the Fund for shares sold or purchased	(390)	(290)	3	(2,152)	(741)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	3	3	3	—

Total net assets	$70,548,117	$1,989,845	$3,708,504	$6,111,722	$4,711,754

Total shares outstanding	1,809,854	86,666	237,420	1,254,974	224,797

Net asset value per share (NAV)	$38.98	$22.96	$15.62	$4.87	$20.96

Total units outstanding	1,383,987	58,767	144,425	421,159	158,053
Variable accumulation unit value (lowest to highest)	$50.97 to $50.97	$31.33 to $34.74	$25.03 to $25.76	$14.50 to $14.78	$29.81 to $29.81
Identified cost of investment	$55,052,129	$1,741,213	$3,477,282	$6,083,583	$4,519,739
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	T. Rowe Price New America Growth Portfolio	Thrivent Small Cap Index Portfolio	TOPS® Aggressive Growth ETF Portfolio— Class 2 Shares	TOPS® Balanced ETF Portfolio— Class 2 Shares	TOPS® Conservative ETF Portfolio— Class 2 Shares
ASSETS:
Investment at net asset value	$11,514,463	$26,200,597	$204,157	$335,223	$174,275
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	536	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(536)	—	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$11,514,463	$26,200,597	$204,157	$335,223	$174,275

Total shares outstanding	356,706	1,417,053	13,601	26,969	14,320

Net asset value per share (NAV)	$32.28	$18.49	$15.01	$12.43	$12.17

Total units outstanding	231,738	2,388,610	8,925	20,284	12,114
Variable accumulation unit value (lowest to highest)	$49.69 to $49.69	$10.97 to $10.97	$22.87 to $22.87	$16.53 to $16.53	$14.39 to $14.39
Identified cost of investment	$10,259,704	$26,731,096	$196,562	$322,276	$160,786
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	TOPS® Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares	TOPS® Moderate Growth ETF Portfolio— Class 2 Shares
ASSETS:
Investment at net asset value	$190,662	$73,249	$38,885	$81,967	$431,764
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$190,662	$73,249	$38,885	$81,967	$431,764

Total shares outstanding	12,593	6,331	3,402	6,859	35,217

Net asset value per share (NAV)	$15.14	$11.57	$11.43	$11.95	$12.26

Total units outstanding	9,126	4,981	2,511	5,278	23,154
Variable accumulation unit value (lowest to highest)	$20.89 to $20.89	$14.71 to $14.71	$15.48 to $15.48	$15.53 to $15.53	$18.65 to $18.65
Identified cost of investment	$183,571	$69,791	$38,147	$83,734	$412,699
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	VanEck VIP Unconstrained Emerging Markets Bond Fund— Initial Class Shares	Victory RS Small Cap Growth Equity VIP Series— Class I Shares	Voya MidCap Opportunities Portfolio— Class I	Voya Russell™ Mid Cap Index Portfolio— Class I	Voya Small Company Portfolio— Class I
ASSETS:
Investment at net asset value	$400,235	$204,050	$14,264	$21,995,528	$1,742,920
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	(34,735)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	34,736	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	1	—

Total net assets	$400,235	$204,050	$14,264	$21,995,528	$1,742,920

Total shares outstanding	45,951	12,175	1,025	1,611,394	102,284

Net asset value per share (NAV)	$8.71	$16.76	$13.92	$13.65	$17.04

Total units outstanding	28,767	17,011	1,198	917,216	116,967
Variable accumulation unit value (lowest to highest)	$13.91 to $13.91	$11.99 to $11.99	$11.91 to $11.91	$23.53 to $23.98	$14.90 to $14.90
Identified cost of investment	$364,971	$214,743	$14,513	$22,939,029	$1,811,171
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations
For the year ended December 31, 2019

	MainStay VP Bond— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Epoch U.S. Equity Yield— Initial Class	MainStay VP Epoch U.S. Small Cap— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,355,574	$—	$89,347	$59,158	$58,548
Mortality and expense risk charges	(7,235)	—	—	(63,188)	—

Net investment income (loss)	1,348,339	—	89,347	(4,030)	58,548

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	6,989,288	3,191,520	407,617	73,191,619	16,290,629
Cost of investments sold	(7,154,810)	(2,596,289)	(325,283)	(64,880,690)	(18,489,476)

Net realized gain (loss) on investments	(165,522)	595,231	82,334	8,310,929	(2,198,847)
Realized gain distribution received	—	556,898	—	76,675	822,781

Change in unrealized appreciation (depreciation) on investments	3,113,883	174,257	959,763	(409,867)	3,564,583

Net gain (loss) on investments	2,948,361	1,326,386	1,042,097	7,977,737	2,188,517

Net increase (decrease) in net assets resulting from operations	$4,296,700	$1,326,386	$1,131,444	$7,973,707	$2,247,065
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	MainStay VP Fidelity Institutional AM® Utilities— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP IQ Hedge Multi- Strategy— Initial Class	MainStay VP Janus Henderson Balanced— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$85,482	$371,127	$535,159	$2,700	$161,409
Mortality and expense risk charges	(566)	—	(33,283)	—	(6,375)

Net investment income (loss)	84,916	371,127	501,876	2,700	155,034

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	474,665	1,863,091	1,033,844	15,372	4,148,513
Cost of investments sold	(410,054)	(1,855,107)	(1,055,473)	(14,987)	(3,478,495)

Net realized gain (loss) on investments	64,611	7,984	(21,629)	385	670,018
Realized gain distribution received	137,999	—	—	—	491,156

Change in unrealized appreciation (depreciation) on investments	397,218	235,355	1,300,662	8,812	576,341

Net gain (loss) on investments	599,828	243,339	1,279,033	9,197	1,737,515

Net increase (decrease) in net assets resulting from operations	$684,744	$614,466	$1,780,909	$11,897	$1,892,549
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	MainStay VP Large Cap Growth— Initial Class	MainStay VP MacKay Common Stock— Initial Class	MainStay VP MacKay Convertible— Initial Class	MainStay VP MacKay Government— Initial Class	MainStay VP MacKay Growth— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$19,237	$59,725	$16,778	$1,315
Mortality and expense risk charges	(187)	(2,018)	(630)	(1)	—

Net investment income (loss)	(187)	17,219	59,095	16,777	1,315

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	355,063	197,356	1,204,981	68,370	11,870
Cost of investments sold	(295,125)	(208,120)	(1,022,319)	(69,225)	(8,789)

Net realized gain (loss) on investments	59,938	(10,764)	182,662	(855)	3,081
Realized gain distribution received	283,916	180,614	324,845	—	20,450

Change in unrealized appreciation (depreciation) on investments	311,439	112,208	273,067	23,015	35,604

Net gain (loss) on investments	655,293	282,058	780,574	22,160	59,135

Net increase (decrease) in net assets resulting from operations	$655,106	$299,277	$839,669	$38,937	$60,450
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	MainStay VP MacKay High Yield Corporate Bond— Initial Class	MainStay VP MacKay International Equity— Initial Class	MainStay VP MacKay Mid Cap Core— Initial Class	MainStay VP MacKay S&P 500 Index— Initial Class	MainStay VP MacKay Small Cap Core— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$2,220,629	$226,423	$217,046	$5,759,586	$15,835
Mortality and expense risk charges	(4,642)	(120,562)	—	(846,015)	—

Net investment income (loss)	2,215,987	105,861	217,046	4,913,571	15,835

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,824,304	3,228,279	1,970,580	123,626,601	5,241,216
Cost of investments sold	(5,000,647)	(2,525,320)	(1,960,146)	(112,950,603)	(5,397,257)

Net realized gain (loss) on investments	(176,343)	702,959	10,434	10,675,998	(156,041)
Realized gain distribution received	—	6,703,368	1,198,231	1,718,914	625,628

Change in unrealized appreciation (depreciation) on investments	2,903,355	3,717,837	2,038,430	83,506,058	442,613

Net gain (loss) on investments	2,727,012	11,124,164	3,247,095	95,900,970	912,200

Net increase (decrease) in net assets resulting from operations	$4,942,999	$11,230,025	$3,464,141	$100,814,541	$928,035
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	MainStay VP Mellon Natural Resources— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Government Money Market— Initial Class	AB VPS International Value Portfolio— Class A	AB VPS Small/Mid Cap Value Portfolio— Class A
INVESTMENT INCOME (LOSS):
Dividend income	$13,791	$243,862	$511,286	$1	$24,352
Mortality and expense risk charges	—	(2,272)	(6,626)	—	—

Net investment income (loss)	13,791	241,590	504,660	1	24,352

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	359,289	2,740,744	18,415,627	2,077	707,550
Cost of investments sold	(363,513)	(2,544,131)	(18,415,504)	(2,116)	(689,752)

Net realized gain (loss) on investments	(4,224)	196,613	123	(39)	17,798
Realized gain distribution received	—	824,642	—	—	454,406

Change in unrealized appreciation (depreciation) on investments	248,165	1,313,540	(8)	226	232,935

Net gain (loss) on investments	243,941	2,334,795	115	187	705,139

Net increase (decrease) in net assets resulting from operations	$257,732	$2,576,385	$504,775	$188	$729,491
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	Alger Weatherbie Specialized Growth Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP Mid Cap Value Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS Asset Allocation Fund— Class 1
INVESTMENT INCOME (LOSS):
Dividend income	$—	$38,711	$20,389	$91,405	$193,957
Mortality and expense risk charges	—	—	—	(2,705)	(950)

Net investment income (loss)	—	38,711	20,389	88,700	193,007

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	129,674	553,765	185,062	2,657,665	420,627
Cost of investments sold	(256,779)	(556,352)	(184,088)	(2,110,670)	(383,259)

Net realized gain (loss) on investments	(127,105)	(2,587)	974	546,995	37,368
Realized gain distribution received	341,038	—	106,755	293,146	225,782

Change in unrealized appreciation (depreciation) on investments	118,376	110,831	143,125	224,769	541,870

Net gain (loss) on investments	332,309	108,244	250,854	1,064,910	805,020

Net increase (decrease) in net assets resulting from operations	$332,309	$146,955	$271,243	$1,153,610	$998,027
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	American Funds IS Blue Chip Income and Growth Fund— Class 1	American Funds IS Global Bond Fund— Class 1	American Funds IS Global Growth Fund— Class 1	American Funds IS Global Small Capitalization Fund— Class 1	American Funds IS Growth Fund— Class 1
INVESTMENT INCOME (LOSS):
Dividend income	$799	$1,450	$33,059	$4,061	$130,520
Mortality and expense risk charges	—	—	—	—	(346)

Net investment income (loss)	799	1,450	33,059	4,061	130,174

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	111,850	14,678	625,684	570,209	2,347,906
Cost of investments sold	(123,322)	(14,782)	(567,319)	(458,549)	(1,960,032)

Net realized gain (loss) on investments	(11,472)	(104)	58,365	111,660	387,874
Realized gain distribution received	1,634	—	142,725	71,526	1,381,231

Change in unrealized appreciation (depreciation) on investments	17,226	4,014	517,220	114,598	1,578,527

Net gain (loss) on investments	7,388	3,910	718,310	297,784	3,347,632

Net increase (decrease) in net assets resulting from operations	$8,187	$5,360	$751,369	$301,845	$3,477,806
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	American Funds IS Growth-Income Fund— Class 1	American Funds IS International Fund— Class 1	American Funds IS New World Fund®— Class 1	BlackRock® Global Allocation V.I. Fund— Class I	BlackRock® High Yield V.I. Fund— Class I
INVESTMENT INCOME (LOSS):
Dividend income	$42,918	$382,970	$101,829	$158,129	$30,030
Mortality and expense risk charges	—	(266)	(111)	(158)	—

Net investment income (loss)	42,918	382,704	101,718	157,971	30,030

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	544,408	5,305,566	820,857	606,097	312,701
Cost of investments sold	(487,038)	(4,574,834)	(720,502)	(557,379)	(313,879)

Net realized gain (loss) on investments	57,370	730,732	100,355	48,718	(1,178)
Realized gain distribution received	213,687	617,261	312,024	416,714	—

Change in unrealized appreciation (depreciation) on investments	114,038	3,180,584	1,514,777	1,333,366	35,694

Net gain (loss) on investments	385,095	4,528,577	1,927,156	1,798,798	34,516

Net increase (decrease) in net assets resulting from operations	$428,013	$4,911,281	$2,028,874	$1,956,769	$64,546

.Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	BNY Mellon IP Technology Growth Portfolio— Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio— Initial Shares	ClearBridge Variable Appreciation Portfolio— Class I	ClearBridge Variable Large Cap Growth Portfolio— Class I	Davis Value Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$—	$—	$1,490	$353	$7,079
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	—	—	1,490	353	7,079

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	422,045	839	1,124	36,686	51,513
Cost of investments sold	(323,116)	(612)	(1,026)	(33,190)	(59,401)

Net realized gain (loss) on investments	98,929	227	98	3,496	(7,888)
Realized gain distribution received	859,336	1,620	4,056	4,642	22,285

Change in unrealized appreciation (depreciation) on investments	772,219	(64)	3,548	19,583	91,418

Net gain (loss) on investments	1,730,484	1,783	7,702	27,721	105,815

Net increase (decrease) in net assets resulting from operations	$1,730,484	$1,783	$9,192	$28,074	$112,894
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	DFA VA Global Bond Portfolio	DFA VA Global Moderate Allocation Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$36,822	$4,518	$77,902	$133,873	$10,253
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	36,822	4,518	77,902	133,873	10,253

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,527,721	75,295	1,207,881	405,095	10,333
Cost of investments sold	(2,659,565)	(72,933)	(1,091,380)	(424,866)	(9,683)

Net realized gain (loss) on investments	(131,844)	2,362	116,501	(19,771)	650
Realized gain distribution received	114,031	3,518	581,821	—	3,372

Change in unrealized appreciation (depreciation) on investments	865,121	23,804	994,824	100,828	18,030

Net gain (loss) on investments	847,308	29,684	1,693,146	81,057	22,052

Net increase (decrease) in net assets resulting from operations	$884,130	$34,202	$1,771,048	$214,930	$32,305
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	DFA VA International Small Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	DFA VIT Inflation- Protected Securities Portfolio	DWS Alternative Asset Allocation VIP— Class A
INVESTMENT INCOME (LOSS):
Dividend income	$105,460	$159,285	$20,229	$137,652	$1,543
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	105,460	159,285	20,229	137,652	1,543

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	364,244	2,718,330	1,425,133	798,901	3,651
Cost of investments sold	(370,321)	(2,613,606)	(1,652,999)	(791,163)	(3,787)

Net realized gain (loss) on investments	(6,077)	104,724	(227,866)	7,738	(136)
Realized gain distribution received	46,814	80,835	35,544	—	—

Change in unrealized appreciation (depreciation) on investments	626,655	1,578,833	552,626	520,955	4,107

Net gain (loss) on investments	667,392	1,764,392	360,304	528,693	3,971

Net increase (decrease) in net assets resulting from operations	$772,852	$1,923,677	$380,533	$666,345	$5,514
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	DWS Global Small Cap VIP— Class A	DWS Small Cap Index VIP— Class A	DWS Small Mid Cap Value VIP— Class A	Fidelity® VIP ContrafundSM Portfolio— Initial Class	Fidelity® VIP Emerging Markets Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$300,871	$5,487	$63,929	$13,482
Mortality and expense risk charges	—	(152)	—	(4,789)	(49)

Net investment income (loss)	—	300,719	5,487	59,140	13,433

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	35,163	29,849,627	430,162	5,332,954	14,070
Cost of investments sold	(42,895)	(27,458,189)	(544,815)	(4,571,712)	(14,110)

Net realized gain (loss) on investments	(7,732)	2,391,438	(114,653)	761,242	(40)
Realized gain distribution received	7,473	2,476,965	54,483	1,580,190	—

Change in unrealized appreciation (depreciation) on investments	29,065	3,278,318	230,599	1,448,632	85,081

Net gain (loss) on investments	28,806	8,146,721	170,429	3,790,064	85,041

Net increase (decrease) in net assets resulting from operations	$28,806	$8,447,440	$175,916	$3,849,204	$98,474
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	Fidelity® VIP Equity-Income PortfolioSM— Initial Class	Fidelity® VIP Freedom 2010 PortfolioSM— Initial Class	Fidelity® VIP Freedom 2020 PortfolioSM— Initial Class	Fidelity® VIP Freedom 2030 PortfolioSM— Initial Class	Fidelity® VIP Freedom 2040 PortfolioSM— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$23,230	$38,720	$292,818	$259,801	$112,236
Mortality and expense risk charges	(111)	—	(161)	—	—

Net investment income (loss)	23,119	38,720	292,657	259,801	112,236

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	117,716	2,009,786	2,070,929	1,497,236	1,117,070
Cost of investments sold	(122,857)	(1,887,695)	(2,068,453)	(1,409,337)	(939,387)

Net realized gain (loss) on investments	(5,141)	122,091	2,476	87,899	177,683
Realized gain distribution received	66,442	92,787	717,041	367,836	198,147

Change in unrealized appreciation (depreciation) on investments	177,151	111,959	1,437,888	1,781,289	964,028

Net gain (loss) on investments	238,452	326,837	2,157,405	2,237,024	1,339,858

Net increase (decrease) in net assets resulting from operations	$261,571	$365,557	$2,450,062	$2,496,825	$1,452,094
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	Fidelity® VIP Freedom 2050 PortfolioSM— Initial Class	Fidelity® VIP Government Money Market Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$5,814	$12,960,824	$7,640	$3,718,177	$575,319
Mortality and expense risk charges	—	(1,543,493)	(53)	(4,017)	(3,545)

Net investment income (loss)	5,814	11,417,331	7,587	3,714,160	571,774

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	161,782	23,879,507	1,415,606	15,182,344	1,939,514
Cost of investments sold	(161,545)	(23,879,507)	(1,338,813)	(10,630,915)	(1,893,707)

Net realized gain (loss) on investments	237	—	76,793	4,551,429	45,807
Realized gain distribution received	2,264	—	159,023	2,669,600	—

Change in unrealized appreciation (depreciation) on investments	25,357	—	548,414	38,529,668	1,207,800

Net gain (loss) on investments	27,858	—	784,230	45,750,697	1,253,607

Net increase (decrease) in net assets resulting from operations	$33,672	$11,417,331	$791,817	$49,464,857	$1,825,381
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Real Estate Portfolio— Initial Class	Fidelity® VIP Strategic Income Portfolio— Initial Class	Fidelity® VIP Value Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$91,054	$181,013	$299,646	$5,239	$19,401
Mortality and expense risk charges	(3,281)	—	—	—	(155)

Net investment income (loss)	87,773	181,013	299,646	5,239	19,246

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,893,087	781,922	813,433	15,939	27,631
Cost of investments sold	(4,649,311)	(639,999)	(829,603)	(15,618)	(29,179)

Net realized gain (loss) on investments	243,776	141,923	(16,170)	321	(1,548)
Realized gain distribution received	1,321,468	355,421	301,610	1,157	36,323

Change in unrealized appreciation (depreciation) on investments	879,632	1,802,733	2,406,794	6,435	81,819

Net gain (loss) on investments	2,444,876	2,300,077	2,692,234	7,913	116,594

Net increase (decrease) in net assets resulting from operations	$2,532,649	$2,481,090	$2,991,880	$13,152	$135,840

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	Fidelity® VIP Value Strategies Portfolio— Service Class 2	Invesco Oppenheimer V.I. Capital Appreciation Fund— Series I Shares	Invesco Oppenheimer V.I. Total Return Bond Fund— Series I Shares	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares
INVESTMENT INCOME (LOSS):
Dividend income	$4,697	$190	$33	$8,759	$157,901
Mortality and expense risk charges	—	—	—	—	(456)

Net investment income (loss)	4,697	190	33	8,759	157,445

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	86,996	90,577	87	1,944,053	467,719
Cost of investments sold	(99,408)	(81,431)	(88)	(1,889,978)	(457,222)

Net realized gain (loss) on investments	(12,412)	9,146	(1)	54,075	10,497
Realized gain distribution received	29,584	29,867	—	91,885	4,037

Change in unrealized appreciation (depreciation) on investments	69,590	56,350	58	390,251	542,306

Net gain (loss) on investments	86,762	95,363	57	536,211	556,840

Net increase (decrease) in net assets resulting from operations	$91,459	$95,553	$90	$544,970	$714,285
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	Invesco V.I. International Growth Fund— Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares	Janus Henderson Enterprise Portfolio— Institutional Shares	Janus Henderson Flexible Bond Portfolio— Institutional Shares	Janus Henderson Forty Portfolio— Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$255,691	$4,028	$27,017	$77,388	$7,140
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	255,691	4,028	27,017	77,388	7,140

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,972,789	85,021	3,222,306	270,110	1,390,723
Cost of investments sold	(3,716,231)	(108,457)	(2,309,510)	(273,197)	(1,201,778)

Net realized gain (loss) on investments	256,558	(23,436)	912,796	(3,087)	188,945
Realized gain distribution received	1,032,909	88,331	817,434	—	376,475

Change in unrealized appreciation (depreciation) on investments	1,973,863	117,937	1,970,521	135,544	926,851

Net gain (loss) on investments	3,263,330	182,832	3,700,751	132,457	1,492,271

Net increase (decrease) in net assets resulting from operations	$3,519,021	$186,860	$3,727,768	$209,845	$1,499,411
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	Janus Henderson Global Research Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund Developing Growth Portfolio— Class VC	Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$6,437	$6,490	$—	$12,674	$—
Mortality and expense risk charges	(438)	(240)	—	(75)	(346)

Net investment income (loss)	5,999	6,250	—	12,599	(346)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	79,935	349,533	67,470	884,972	4,594,003
Cost of investments sold	(53,169)	(447,937)	(50,482)	(968,096)	(3,364,451)

Net realized gain (loss) on investments	26,766	(98,404)	16,988	(83,124)	1,229,552
Realized gain distribution received	38,612	—	16,775	23,747	282,977

Change in unrealized appreciation (depreciation) on investments	89,453	449,245	8,825	423,259	1,379,235

Net gain (loss) on investments	154,831	350,841	42,588	363,882	2,891,764

Net increase (decrease) in net assets resulting from operations	$160,830	$357,091	$42,588	$376,481	$2,891,418
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	LVIP Mondrian International Value Fund— Standard Class	LVIP SSgA Bond Index Fund— Standard Class	LVIP SSgA Developed International 150 Fund— Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class	LVIP SSgA International Index Fund— Standard Class
INVESTMENT INCOME (LOSS):
Dividend income	$2,816	$730,987	$202,792	$175,628	$712,555
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	2,816	730,987	202,792	175,628	712,555

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	795	3,622,524	174,537	266,701	1,772,173
Cost of investments sold	(772)	(3,703,745)	(229,767)	(260,812)	(1,634,302)

Net realized gain (loss) on investments	23	(81,221)	(55,230)	5,889	137,871
Realized gain distribution received	1,583	—	54,897	—	—

Change in unrealized appreciation (depreciation) on investments	4,153	1,485,767	463,189	151,148	4,195,184

Net gain (loss) on investments	5,759	1,404,546	462,856	157,037	4,333,055

Net increase (decrease) in net assets resulting from operations	$8,575	$2,135,533	$665,648	$332,665	$5,045,610
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	MFS® Global Real Estate Portfolio— Initial Class	MFS® Global Tactical Allocation Portfolio— Initial Class	MFS® International Intrinsic Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® Mid Cap Value Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,396	$70,153	$395,072	$677	$19,410
Mortality and expense risk charges	—	—	—	(244)	—

Net investment income (loss)	1,396	70,153	395,072	433	19,410

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	23,885	263,354	4,061,935	2,119	117,515
Cost of investments sold	(22,119)	(252,584)	(3,259,257)	(1,221)	(122,325)

Net realized gain (loss) on investments	1,766	10,770	802,678	898	(4,810)
Realized gain distribution received	246	56,913	648,301	5,755	127,846

Change in unrealized appreciation (depreciation) on investments	7,440	192,518	3,008,973	18,749	193,577

Net gain (loss) on investments	9,452	260,201	4,459,952	25,402	316,613

Net increase (decrease) in net assets resulting from operations	$10,848	$330,354	$4,855,024	$25,835	$336,023

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	MFS® New Discovery Series— Initial Class	MFS® Value Series— Initial Class	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I	Morgan Stanley VIF Global Infrastructure Portfolio— Class I	Morgan Stanley VIF U.S. Real Estate Portfolio— Class I
INVESTMENT INCOME (LOSS):
Dividend income	$—	$1,207,093	$329,778	$8,457	$100,804
Mortality and expense risk charges	—	(342)	—	—	(175)

Net investment income (loss)	—	1,206,751	329,778	8,457	100,629

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	550	8,009,579	2,346,842	4,609	586,708
Cost of investments sold	(441)	(7,378,872)	(2,437,688)	(4,922)	(545,594)

Net realized gain (loss) on investments	109	630,707	(90,846)	(313)	41,114
Realized gain distribution received	923	2,540,526	—	13,742	200,373

Change in unrealized appreciation (depreciation) on investments	693	10,049,379	494,999	52,551	550,622

Net gain (loss) on investments	1,725	13,220,612	404,153	65,980	792,109

Net increase (decrease) in net assets resulting from operations	$1,725	$14,427,363	$733,931	$74,437	$892,738
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	Neuberger Berman AMT Large Cap Value Portfolio— Class I	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio— Class I	Neuberger Berman AMT Sustainable Equity Portfolio— Class I (a)	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class
INVESTMENT INCOME (LOSS):
Dividend income	$13,689	$609	$2,840	$101,698	$153,911
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	13,689	609	2,840	101,698	153,911

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	709,111	17,335	55,902	121,496	1,204,060
Cost of investments sold	(844,286)	(18,338)	(57,415)	(126,294)	(1,252,443)

Net realized gain (loss) on investments	(135,175)	(1,003)	(1,513)	(4,798)	(48,383)
Realized gain distribution received	148,597	9,908	37,828	—	—

Change in unrealized appreciation (depreciation) on investments	28,193	3,344	22,080	204,419	267,641

Net gain (loss) on investments	41,615	12,249	58,395	199,621	219,258

Net increase (decrease) in net assets resulting from operations	$55,304	$12,858	$61,235	$301,319	$373,169
(a) For the period April 30, 2019 (commencement of Investment Division) through December 31, 2019.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	PIMCO VIT High Yield Portfolio— Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Real Return Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Administrative Class
INVESTMENT INCOME (LOSS):
Dividend income	$136,622	$18,141	$217,373	$222,205	$1,090,172
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	136,622	18,141	217,373	222,205	1,090,172

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	754,319	39,591	2,368,739	3,126,912	5,261,607
Cost of investments sold	(722,454)	(30,756)	(2,431,814)	(3,090,883)	(5,244,726)

Net realized gain (loss) on investments	31,865	8,835	(63,075)	36,029	16,881
Realized gain distribution received	—	—	—	—	—

Change in unrealized appreciation (depreciation) on investments	215,667	81,385	156,605	815,871	1,760,954

Net gain (loss) on investments	247,532	90,220	93,530	851,900	1,777,835

Net increase (decrease) in net assets resulting from operations	$384,154	$108,361	$310,903	$1,074,105	$2,868,007
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Moderate Allocation Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$—	$29,537	$80,497	$128,662	$91,612
Mortality and expense risk charges	—	(1,061)	(2,111)	(96)	—

Net investment income (loss)	—	28,476	78,386	128,566	91,612

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,544,091	299,921	4,523,146	3,765,138	1,259,492
Cost of investments sold	(4,627,591)	(237,913)	(4,645,649)	(3,712,712)	(1,124,211)

Net realized gain (loss) on investments	2,916,500	62,008	(122,503)	52,426	135,281
Realized gain distribution received	1,755,735	16,294	143,589	—	119,611

Change in unrealized appreciation (depreciation) on investments	11,677,870	317,367	1,121,502	27,431	482,944

Net gain (loss) on investments	16,350,105	395,669	1,142,588	79,857	737,836

Net increase (decrease) in net assets resulting from operations	$16,350,105	$424,145	$1,220,974	$208,423	$829,448
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	T. Rowe Price New America Growth Portfolio	Thrivent Small Cap Index Portfolio	TOPS® Aggressive Growth ETF Portfolio— Class 2 Shares	TOPS® Balanced ETF Portfolio— Class 2 Shares	TOPS® Conservative ETF Portfolio— Class 2 Shares
INVESTMENT INCOME (LOSS):
Dividend income	$42,703	$255,463	$2,755	$10,599	$3,089
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	42,703	255,463	2,755	10,599	3,089

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,106,835	1,971,649	124,433	395,344	43,305
Cost of investments sold	(4,139,435)	(2,007,388)	(105,169)	(391,429)	(40,004)

Net realized gain (loss) on investments	967,400	(35,739)	19,264	3,915	3,301
Realized gain distribution received	729,234	1,803,521	7,380	13,641	1,883

Change in unrealized appreciation (depreciation) on investments	1,630,895	(473,640)	21,221	57,116	12,861

Net gain (loss) on investments	3,327,529	1,294,142	47,865	74,672	18,045

Net increase (decrease) in net assets resulting from operations	$3,370,232	$1,549,605	$50,620	$85,271	$21,134
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	TOPS® Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares	TOPS® Moderate Growth ETF Portfolio— Class 2 Shares
INVESTMENT INCOME (LOSS):
Dividend income	$2,900	$1,606	$999	$1,708	$12,282
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	2,900	1,606	999	1,708	12,282

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	202,057	204,586	119,318	86,625	757,421
Cost of investments sold	(198,189)	(212,183)	(119,778)	(82,484)	(683,735)

Net realized gain (loss) on investments	3,868	(7,597)	(460)	4,141	73,686
Realized gain distribution received	6,277	2,069	3,376	3,349	17,227

Change in unrealized appreciation (depreciation) on investments	42,377	22,164	11,794	9,305	42,290

Net gain (loss) on investments	52,522	16,636	14,710	16,795	133,203

Net increase (decrease) in net assets resulting from operations	$55,422	$18,242	$15,709	$18,503	$145,485
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2019

	VanEck VIP Unconstrained Emerging Markets Bond Fund— Initial Class Shares	Victory RS Small Cap Growth Equity VIP Series— Class I Shares	Voya MidCap Opportunities Portfolio— Class I	Voya Russell™ Mid Cap Index Portfolio— Class I	Voya Small Company Portfolio— Class I
INVESTMENT INCOME (LOSS):
Dividend income	$1,267	$—	$25	$319,409	$11,305
Mortality and expense risk charges	—	—	—	(213)	—

Net investment income (loss)	1,267	—	25	319,196	11,305

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	8,800	7,577	302	3,437,860	1,731,150
Cost of investments sold	(8,497)	(9,259)	(315)	(3,950,779)	(2,105,629)

Net realized gain (loss) on investments	303	(1,682)	(13)	(512,919)	(374,479)
Realized gain distribution received	—	42,058	1,329	3,572,331	380,229

Change in unrealized appreciation (depreciation) on investments	43,890	(4,005)	(249)	1,912,916	587,779

Net gain (loss) on investments	44,193	36,371	1,067	4,972,328	593,529

Net increase (decrease) in net assets resulting from operations	$45,460	$36,371	$1,092	$5,291,524	$604,834

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP Bond— Initial Class		MainStay VP Eagle Small Cap Growth— Initial Class		MainStay VP Emerging Markets Equity— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,348,339	$1,533,923	$—	$—	$89,347	$104,868
Net realized gain (loss) on investments	(165,522)	(1,521,016)	595,231	208,504	82,334	936,665
Realized gain distribution received	—	153,419	556,898	333,253	—	—
Change in unrealized appreciation (depreciation) on investments	3,113,883	(993,392)	174,257	(975,907)	959,763	(2,924,372)

Net increase (decrease) in net assets resulting from operations	4,296,700	(827,066)	1,326,386	(434,150)	1,131,444	(1,882,839)

Contributions and (Withdrawals):
Payments received from policyowners	118,686	1,020,334	193,067	155,778	—	403,459
Cost of insurance	(543,099)	(586,346)	(116,796)	(139,430)	(118,326)	(115,796)
Policyowners' surrenders	(1,726,990)	(8,508,349)	(261,532)	(249,274)	(252,318)	(554,537)
Net transfers from (to) Fixed Account	2,543,108	(2,637,356)	(32,082)	(19,847)	(5,198)	(55,982)
Transfers between Investment Divisions	(3,655,127)	(6,602,267)	(1,780,272)	(241,894)	(13,643)	(4,540,371)
Policyowners' death benefits	(138,446)	(173,630)	(2,880)	(11,667)	(18,132)	(10,754)

Net contributions and (withdrawals)	(3,401,868)	(17,487,614)	(2,000,495)	(506,334)	(407,617)	(4,873,981)

Increase (decrease) in net assets	894,832	(18,314,680)	(674,109)	(940,484)	723,827	(6,756,820)

NET ASSETS:
Beginning of period	49,928,883	68,243,563	5,529,862	6,470,346	5,856,886	12,613,706

End of period	$50,823,715	$49,928,883	$4,855,753	$5,529,862	$6,580,713	$5,856,886
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP Epoch U.S. Equity Yield— Initial Class		MainStay VP Epoch U.S. Small Cap— Initial Class		MainStay VP Fidelity Institutional AM® Utilities— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(4,030)	$3,092,397	$58,548	$118,862	$84,916	$37,232
Net realized gain (loss) on investments	8,310,929	42,341,009	(2,198,847)	378,736	64,611	(69,427)
Realized gain distribution received	76,675	11,073,849	822,781	1,866,214	137,999	5,124
Change in unrealized appreciation (depreciation) on investments	(409,867)	(68,305,837)	3,564,583	(4,885,956)	397,218	49,145

Net increase (decrease) in net assets resulting from operations	7,973,707	(11,798,582)	2,247,065	(2,522,144)	684,744	22,074

Contributions and (Withdrawals):
Payments received from policyowners	154,983	160,045	37,154	96,463	297,622	268,925
Cost of insurance	(294,606)	(1,880,787)	(49,801)	(165,056)	(92,020)	(86,768)
Policyowners' surrenders	(210,743)	(2,725)	(60,195)	(4,880)	(133,756)	(164,274)
Net transfers from (to) Fixed Account	(8,888)	(1,013,837)	39,522	363,018	(175,399)	(135,430)
Transfers between Investment Divisions	(72,308,176)	(301,274,333)	(15,731,798)	1,799,627	(84,847)	705
Policyowners' death benefits	(286,850)	(2,104,167)	—	(56,557)	(2,664)	—

Net contributions and (withdrawals)	(72,954,280)	(306,115,804)	(15,765,118)	2,032,615	(191,064)	(116,842)

Increase (decrease) in net assets	(64,980,573)	(317,914,386)	(13,518,053)	(489,529)	493,680	(94,768)

NET ASSETS:
Beginning of period	66,994,962	384,909,348	13,518,053	14,007,582	3,018,353	3,113,121

End of period	$2,014,389	$66,994,962	$—	$13,518,053	$3,512,033	$3,018,353
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP Floating Rate— Initial Class		MainStay VP Income Builder— Initial Class		MainStay VP IQ Hedge Multi- Strategy— Initial Class
	2019	2018	2019	2018	2019	2018 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$371,127	$367,539	$501,876	$261,700	$2,700	$1,090
Net realized gain (loss) on investments	7,984	(15,244)	(21,629)	36,186	385	(2,043)
Realized gain distribution received	—	—	—	468,142	—	—
Change in unrealized appreciation (depreciation) on investments	235,355	(368,284)	1,300,662	(1,312,834)	8,812	(3,318)

Net increase (decrease) in net assets resulting from operations	614,466	(15,989)	1,780,909	(546,806)	11,897	(4,271)

Contributions and (Withdrawals):
Payments received from policyowners	950,372	564,064	—	—	18,322	617
Cost of insurance	(160,834)	(113,646)	(141,573)	(129,737)	(4,730)	(410)
Policyowners' surrenders	(135,543)	(514,723)	—	—	—	—
Net transfers from (to) Fixed Account	(951,966)	(54,319)	191,257	1,311,467	(118)	—
Transfers between Investment Divisions	(342,139)	1,659,582	419,356	328,729	(11,113)	134,225
Policyowners' death benefits	(44,152)	(86,145)	—	—	—	—

Net contributions and (withdrawals)	(684,262)	1,454,813	469,040	1,510,459	2,361	134,432

Increase (decrease) in net assets	(69,796)	1,438,824	2,249,949	963,653	14,258	130,161

NET ASSETS:
Beginning of period	7,526,152	6,087,328	10,083,987	9,120,334	130,161	—

End of period	$7,456,356	$7,526,152	$12,333,936	$10,083,987	$144,419	$130,161

(a) For the period November 30, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP Janus Henderson Balanced— Initial Class		MainStay VP Large Cap Growth— Initial Class		MainStay VP MacKay Common Stock— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$155,034	$158,483	$(187)	$(280)	$17,219	$1,464,039
Net realized gain (loss) on investments	670,018	282,912	59,938	3,020,709	(10,764)	65,988,331
Realized gain distribution received	491,156	485,975	283,916	269,349	180,614	9,635,564
Change in unrealized appreciation (depreciation) on investments	576,341	(851,505)	311,439	(1,984,220)	112,208	(73,998,408)

Net increase (decrease) in net assets resulting from operations	1,892,549	75,865	655,106	1,305,558	299,277	3,089,526

Contributions and (Withdrawals):
Payments received from policyowners	752,922	334,852	273,143	344,959	68,285	95,143
Cost of insurance	(181,733)	(186,986)	(61,464)	(53,249)	(50,841)	(902,084)
Policyowners' surrenders	(635,100)	(665,481)	(10,594)	(15,975,208)	(45,640)	(9,376,646)
Net transfers from (to) Fixed Account	(205,107)	(172,097)	(32,173)	(93,432)	(71,321)	(1,466,945)
Transfers between Investment Divisions	(1,586,968)	(641,148)	27,245	167,194	(23,504)	(211,976,389)
Policyowners' death benefits	(51,046)	(63,330)	(39,664)	—	(167)	(1,239,892)

Net contributions and (withdrawals)	(1,907,032)	(1,394,190)	156,493	(15,609,736)	(123,188)	(224,866,813)

Increase (decrease) in net assets	(14,483)	(1,318,325)	811,599	(14,304,178)	176,089	(221,777,287)

NET ASSETS:
Beginning of period	8,621,935	9,940,260	1,896,839	16,201,017	1,182,741	222,960,028

End of period	$8,607,452	$8,621,935	$2,708,438	$1,896,839	$1,358,830	$1,182,741

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP MacKay Convertible— Initial Class		MainStay VP MacKay Government— Initial Class		MainStay VP MacKay Growth— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$59,095	$68,230	$16,777	$18,505	$1,315	$1,435
Net realized gain (loss) on investments	182,662	14,526	(855)	(2,271)	3,081	741
Realized gain distribution received	324,845	157,108	—	—	20,450	14,257
Change in unrealized appreciation (depreciation) on investments	273,067	(335,738)	23,015	(11,810)	35,604	(30,977)

Net increase (decrease) in net assets resulting from operations	839,669	(95,874)	38,937	4,424	60,450	(14,544)

Contributions and (Withdrawals):
Payments received from policyowners	125,621	148,351	25,786	25,084	—	19,599
Cost of insurance	(79,166)	(73,713)	(30,756)	(22,226)	(10,769)	(15,127)
Policyowners' surrenders	(81,147)	(93,952)	(11,773)	(18,033)	(636)	(6,652)
Net transfers from (to) Fixed Account	(481,479)	41,168	(30)	(19,056)	(636)	97
Transfers between Investment Divisions	(356,133)	13,373	109,664	248,189	171	3,933
Policyowners' death benefits	—	(14,418)	—	(4,433)	—	—

Net contributions and (withdrawals)	(872,304)	20,809	92,891	209,525	(11,870)	1,850

Increase (decrease) in net assets	(32,635)	(75,065)	131,828	213,949	48,580	(12,694)

NET ASSETS:
Beginning of period	4,007,292	4,082,357	714,347	500,398	206,199	218,893

End of period	$3,974,657	$4,007,292	$846,175	$714,347	$254,779	$206,199
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP MacKay High Yield Corporate Bond— Initial Class		MainStay VP MacKay International Equity— Initial Class		MainStay VP MacKay Mid Cap Core— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,215,987	$2,364,061	$105,861	$485,365	$217,046	$152,985
Net realized gain (loss) on investments	(176,343)	(321,210)	702,959	1,514,302	10,434	480,058
Realized gain distribution received	—	—	6,703,368	934,563	1,198,231	1,940,769
Change in unrealized appreciation (depreciation) on investments	2,903,355	(2,588,166)	3,717,837	(8,928,391)	2,038,430	(4,392,439)

Net increase (decrease) in net assets resulting from operations	4,942,999	(545,315)	11,230,025	(5,994,161)	3,464,141	(1,818,627)

Contributions and (Withdrawals):
Payments received from policyowners	965,113	916,766	4,150,556	121,687	294,951	337,593
Cost of insurance	(653,324)	(608,837)	(920,864)	(1,087,926)	(228,583)	(192,429)
Policyowners' surrenders	(252,382)	(2,148,970)	(17,227)	(53,127)	(100,294)	(3,827,637)
Net transfers from (to) Fixed Account	(478,024)	667,940	(631,379)	1,399,045	(27,040)	557,291
Transfers between Investment Divisions	2,230,466	(1,289,262)	(694,354)	1,013,673	1,430,128	4,520,970
Policyowners' death benefits	(102,929)	(109,791)	(384,289)	(443,292)	(98,809)	(41,489)

Net contributions and (withdrawals)	1,708,920	(2,572,154)	1,502,443	950,060	1,270,353	1,354,299

Increase (decrease) in net assets	6,651,919	(3,117,469)	12,732,468	(5,044,101)	4,734,494	(464,328)

NET ASSETS:
Beginning of period	37,725,910	40,843,379	45,142,609	50,186,710	14,965,948	15,430,276

End of period	$44,377,829	$37,725,910	$57,875,077	$45,142,609	$19,700,442	$14,965,948
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP MacKay S&P 500 Index— Initial Class		MainStay VP MacKay Small Cap Core— Initial Class		MainStay VP Mellon Natural Resources— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,913,571	$5,047,539	$15,835	$(204)	$13,791	$—
Net realized gain (loss) on investments	10,675,998	19,199,670	(156,041)	45,231	(4,224)	98,802
Realized gain distribution received	1,718,914	7,769,028	625,628	777,929	—	—
Change in unrealized appreciation (depreciation) on investments	83,506,058	(54,674,461)	442,613	(1,759,017)	248,165	(681,003)

Net increase (decrease) in net assets resulting from operations	100,814,541	(22,658,224)	928,035	(936,061)	257,732	(582,201)

Contributions and (Withdrawals):
Payments received from policyowners	404,474	6,361,087	130,879	106,023	212,082	151,846
Cost of insurance	(5,318,831)	(7,039,908)	(107,165)	(92,547)	(31,114)	(35,831)
Policyowners' surrenders	(2,970,775)	(195,550)	(330,847)	(29,820)	(46,632)	(71,000)
Net transfers from (to) Fixed Account	2,773,288	3,378,813	(12,895)	(28,392)	(59,334)	(6,270)
Transfers between Investment Divisions	(104,721,695)	4,041,544	3,444,617	(312,218)	21,215	(175,337)
Policyowners' death benefits	(2,667,188)	(3,237,486)	(22,191)	(5,997)	(11,632)	(2,137)

Net contributions and (withdrawals)	(112,500,727)	3,308,500	3,102,398	(362,951)	84,585	(138,729)

Increase (decrease) in net assets	(11,686,186)	(19,349,724)	4,030,433	(1,299,012)	342,317	(720,930)

NET ASSETS:
Beginning of period	373,636,680	392,986,404	4,941,566	6,240,578	1,486,877	2,207,807

End of period	$361,950,494	$373,636,680	$8,971,999	$4,941,566	$1,829,194	$1,486,877
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP T. Rowe Price Equity Income— Initial Class		MainStay VP U.S. Government Money Market— Initial Class		AB VPS International Value Portfolio— Class A
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$241,590	$256,062	$504,660	$380,908	$1	$36
Net realized gain (loss) on investments	196,613	322,826	123	(860)	(39)	2
Realized gain distribution received	824,642	1,186,445	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	1,313,540	(2,841,957)	(8)	870	226	(613)

Net increase (decrease) in net assets resulting from operations	2,576,385	(1,076,624)	504,775	380,918	188	(575)

Contributions and (Withdrawals):
Payments received from policyowners	—	455,882	5,609,534	4,095,568	—	—
Cost of insurance	(225,929)	(235,833)	(1,015,585)	(1,018,523)	(13)	(19)
Policyowners' surrenders	(540,327)	(787,969)	(1,047,686)	(496,291)	—	—
Net transfers from (to) Fixed Account	(770,096)	(242,831)	930,082	(2,402,757)	(2,065)	—
Transfers between Investment Divisions	(1,201,975)	(4,387,385)	1,726,809	(26,768,612)	—	—
Policyowners' death benefits	(144)	(31,133)	(41,284)	(3,583,308)	—	—

Net contributions and (withdrawals)	(2,738,471)	(5,229,269)	6,161,870	(30,173,923)	(2,078)	(19)

Increase (decrease) in net assets	(162,086)	(6,305,893)	6,666,645	(29,793,005)	(1,890)	(594)

NET ASSETS:
Beginning of period	10,909,641	17,215,534	25,970,459	55,763,464	1,947	2,541

End of period	$10,747,555	$10,909,641	$32,637,104	$25,970,459	$57	$1,947
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	AB VPS Small/Mid Cap Value Portfolio— Class A		Alger Weatherbie Specialized Growth Portfolio— Class I-2		American Century Investments® VP Inflation Protection Fund— Class II
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$24,352	$19,267	$—	$—	$38,711	$45,095
Net realized gain (loss) on investments	17,798	244,165	(127,105)	(328,168)	(2,587)	(14,794)
Realized gain distribution received	454,406	321,424	341,038	117,208	—	—
Change in unrealized appreciation (depreciation) on investments	232,935	(1,202,489)	118,376	186,473	110,831	(88,863)

Net increase (decrease) in net assets resulting from operations	729,491	(617,633)	332,309	(24,487)	146,955	(58,562)

Contributions and (Withdrawals):
Payments received from policyowners	266,843	249,941	86,561	119,006	40,815	83,361
Cost of insurance	(78,991)	(77,328)	(19,695)	(16,920)	(34,200)	(25,681)
Policyowners' surrenders	(124,928)	(468,654)	(404)	(245,158)	(16,526)	(2,089,273)
Net transfers from (to) Fixed Account	47,076	(51,547)	11,262	6,716	(4,016)	(4,828)
Transfers between Investment Divisions	203,490	(299,006)	(35,988)	56,928	(120,174)	471,420
Policyowners' death benefits	(3,937)	(1,323)	—	—	(2,812)	—

Net contributions and (withdrawals)	309,553	(647,917)	41,736	(79,428)	(136,913)	(1,565,001)

Increase (decrease) in net assets	1,039,044	(1,265,550)	374,045	(103,915)	10,042	(1,623,563)

NET ASSETS:
Beginning of period	3,521,976	4,787,526	857,397	961,312	1,693,654	3,317,217

End of period	$4,561,020	$3,521,976	$1,231,442	$857,397	$1,703,696	$1,693,654
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	American Century Investments® VP Mid Cap Value Fund— Class II		American Century Investments® VP Value Fund— Class II		American Funds IS Asset Allocation Fund— Class 1
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$20,389	$15,102	$88,700	$81,474	$193,007	$70,621
Net realized gain (loss) on investments	974	101,358	546,995	2,316,041	37,368	24,805
Realized gain distribution received	106,755	73,751	293,146	357	225,782	143,889
Change in unrealized appreciation (depreciation) on investments	143,125	(319,889)	224,769	(2,297,491)	541,870	(407,683)

Net increase (decrease) in net assets resulting from operations	271,243	(129,678)	1,153,610	100,381	998,027	(168,368)

Contributions and (Withdrawals):
Payments received from policyowners	32,256	35,901	97,768	67,147	1,165,960	805,424
Cost of insurance	(13,023)	(13,288)	(77,984)	(84,535)	(146,016)	(102,883)
Policyowners' surrenders	(175,126)	(607,947)	(315,227)	(11,281,338)	(110,860)	(135,700)
Net transfers from (to) Fixed Account	(5)	(5)	82,145	(111,147)	(13,769)	50,995
Transfers between Investment Divisions	41,440	18,690	(2,047,711)	(137,333)	5,465,711	(3,426)
Policyowners' death benefits	—	(18,863)	—	(42,791)	(43,813)	—

Net contributions and (withdrawals)	(114,458)	(585,512)	(2,261,009)	(11,589,997)	6,317,213	614,410

Increase (decrease) in net assets	156,785	(715,190)	(1,107,399)	(11,489,616)	7,315,240	446,042

NET ASSETS:
Beginning of period	1,039,044	1,754,234	4,867,813	16,357,429	3,581,408	3,135,366

End of period	$1,195,829	$1,039,044	$3,760,414	$4,867,813	$10,896,648	$3,581,408
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	American Funds IS Blue Chip Income and Growth Fund— Class 1		American Funds IS Global Bond Fund— Class 1		American Funds IS Global Growth Fund— Class 1
	2019	2018 (b)	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$799	$2,539	$1,450	$1,302	$33,059	$24,002
Net realized gain (loss) on investments	(11,472)	(5,125)	(104)	(146)	58,365	17,001
Realized gain distribution received	1,634	7,075	—	183	142,725	178,460
Change in unrealized appreciation (depreciation) on investments	17,226	(14,501)	4,014	(1,902)	517,220	(465,701)

Net increase (decrease) in net assets resulting from operations	8,187	(10,012)	5,360	(563)	751,369	(246,238)

Contributions and (Withdrawals):
Payments received from policyowners	22,694	825	34,180	31,370	154,087	196,741
Cost of insurance	(1,106)	(1,656)	(1,900)	(1,652)	(44,961)	(41,430)
Policyowners' surrenders	—	—	—	—	(205,758)	(82,215)
Net transfers from (to) Fixed Account	4,403	10,225	8,052	(961)	7,777	(33,813)
Transfers between Investment Divisions	(81,031)	90,284	(12,625)	6,701	(269,928)	417,602
Policyowners' death benefits	—	—	—	—	(5,060)	—

Net contributions and (withdrawals)	(55,040)	99,678	27,707	35,458	(363,843)	456,885

Increase (decrease) in net assets	(46,853)	89,666	33,067	34,895	387,526	210,647

NET ASSETS:
Beginning of period	89,666	—	56,154	21,259	2,276,543	2,065,896

End of period	$42,813	$89,666	$89,221	$56,154	$2,664,069	$2,276,543
(b) For the period May 1,2018 (commencement of Investment Division) through December 31,2018.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	American Funds IS Global Small Capitalization Fund— Class 1		American Funds IS Growth Fund— Class 1		American Funds IS Growth-Income Fund— Class 1
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,061	$4,147	$130,174	$85,507	$42,918	$29,126
Net realized gain (loss) on investments	111,660	49,250	387,874	520,630	57,370	64,017
Realized gain distribution received	71,526	59,558	1,381,231	1,236,070	213,687	120,164
Change in unrealized appreciation (depreciation) on investments	114,598	(242,330)	1,578,527	(1,908,521)	114,038	(236,393)

Net increase (decrease) in net assets resulting from operations	301,845	(129,375)	3,477,806	(66,314)	428,013	(23,086)

Contributions and (Withdrawals):
Payments received from policyowners	113,821	58,222	373,604	260,296	134,868	122,888
Cost of insurance	(24,383)	(27,712)	(225,767)	(202,829)	(70,815)	(64,592)
Policyowners' surrenders	(91,584)	(144,445)	(161,084)	(787,792)	(13,058)	(51,092)
Net transfers from (to) Fixed Account	(120,139)	21,399	(52,619)	(36,892)	(374)	(6,647)
Transfers between Investment Divisions	(122,475)	(56,109)	107,567	981,246	435,213	(180,539)
Policyowners' death benefits	(9,599)	—	(68,769)	(13,744)	—	—

Net contributions and (withdrawals)	(254,359)	(148,645)	(27,068)	200,285	485,834	(179,982)

Increase (decrease) in net assets	47,486	(278,020)	3,450,738	133,971	913,847	(203,068)

NET ASSETS:
Beginning of period	1,040,461	1,318,481	10,875,916	10,741,945	1,542,758	1,745,826

End of period	$1,087,947	$1,040,461	$14,326,654	$10,875,916	$2,456,605	$1,542,758
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	American Funds IS International Fund— Class 1		American Funds IS New World Fund®— Class 1		BlackRock ® Global Allocation V.I. Fund— Class I
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$382,704	$494,576	$101,718	$83,624	$157,971	$112,005
Net realized gain (loss) on investments	730,732	4,176,977	100,355	210,686	48,718	70,499
Realized gain distribution received	617,261	1,203,784	312,024	204,929	416,714	436,195
Change in unrealized appreciation (depreciation) on investments	3,180,584	(8,545,486)	1,514,777	(1,670,281)	1,333,366	(1,767,033)

Net increase (decrease) in net assets resulting from operations	4,911,281	(2,670,149)	2,028,874	(1,171,042)	1,956,769	(1,148,334)

Contributions and (Withdrawals):
Payments received from policyowners	848,083	979,992	32,373	25,744	800,712	683,636
Cost of insurance	(407,829)	(380,389)	(79,704)	(69,875)	(280,637)	(177,219)
Policyowners' surrenders	(535,720)	(9,627,915)	(5,973)	(6,631)	(249,183)	(536,148)
Net transfers from (to) Fixed Account	(117,116)	(186,875)	10,752	597,001	12,554	15,038
Transfers between Investment Divisions	(3,278,305)	(470,548)	909,983	2,369,287	(92,595)	6,982,375
Policyowners' death benefits	(52,782)	(35,345)	(36,596)	(18,370)	(8,616)	(33,151)

Net contributions and (withdrawals)	(3,543,669)	(9,721,080)	830,835	2,897,156	182,235	6,934,531

Increase (decrease) in net assets	1,367,612	(12,391,229)	2,859,709	1,726,114	2,139,004	5,786,197

NET ASSETS:
Beginning of period	22,509,472	34,900,701	6,814,985	5,088,871	10,753,590	4,967,393

End of period	$23,877,084	$22,509,472	$9,674,694	$6,814,985	$12,892,594	$10,753,590
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	BlackRock ® High Yield V.I. Fund— Class I		BNY Mellon IP Technology Growth Portfolio— Initial Shares		BNY Mellon VIF Opportunistic Small Cap Portfolio— Initial Shares
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$30,030	$11,508	$—	$—	$—	$—
Net realized gain (loss) on investments	(1,178)	(719)	98,929	237,685	227	1,413
Realized gain distribution received	—	—	859,336	357,746	1,620	1,877
Change in unrealized appreciation (depreciation) on investments	35,694	(16,706)	772,219	(686,090)	(64)	(5,331)

Net increase (decrease) in net assets resulting from operations	64,546	(5,917)	1,730,484	(90,659)	1,783	(2,041)

Contributions and (Withdrawals):
Payments received from policyowners	48,262	65,035	246,598	205,421	—	—
Cost of insurance	(12,602)	(5,100)	(123,693)	(108,499)	(839)	(994)
Policyowners' surrenders	(233)	(2,894)	(119,217)	(360,889)	—	(2,738)
Net transfers from (to) Fixed Account	13,014	(29,034)	3,142	3,715	—	—
Transfers between Investment Divisions	327,404	6,729	(51,946)	334,314	—	—
Policyowners' death benefits	—	—	(3,168)	—	—	—

Net contributions and (withdrawals)	375,845	34,736	(48,284)	74,062	(839)	(3,732)

Increase (decrease) in net assets	440,391	28,819	1,682,200	(16,597)	944	(5,773)

NET ASSETS:
Beginning of period	229,221	200,402	6,727,157	6,743,754	8,514	14,287

End of period	$669,612	$229,221	$8,409,357	$6,727,157	$9,458	$8,514
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	ClearBridge Variable Appreciation Portfolio— Class I		ClearBridge Variable Large Cap Growth Portfolio— Class I		Davis Value Portfolio
	2019	2018 (b)	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,490	$6	$353	$284	$7,079	$3,715
Net realized gain (loss) on investments	98	—	3,496	935	(7,888)	4,271
Realized gain distribution received	4,056	16	4,642	2,680	22,285	74,722
Change in unrealized appreciation (depreciation) on investments	3,548	(55)	19,583	(10,370)	91,418	(138,886)

Net increase (decrease) in net assets resulting from operations	9,192	(33)	28,074	(6,471)	112,894	(56,178)

Contributions and (Withdrawals):
Payments received from policyowners	20,368	—	14,096	—	36,298	66,611
Cost of insurance	(1,123)	(8)	(2,834)	(1,055)	(16,497)	(15,952)
Policyowners' surrenders	—	—	—	—	(33,728)	(70,030)
Net transfers from (to) Fixed Account	—	466	(24,387)	39,098	(554)	7,156
Transfers between Investment Divisions	94,127	—	961	50,205	12,011	18,582
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	113,372	458	(12,164)	88,248	(2,470)	6,367

Increase (decrease) in net assets	122,564	425	15,910	81,777	110,424	(49,811)

NET ASSETS:
Beginning of period	425	—	88,586	6,809	363,421	413,232

End of period	$122,989	$425	$104,496	$88,586	$473,845	$363,421
(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Delaware VIP® Emerging Markets Series— Standard Class		Delaware VIP® International Value Equity Series— Standard Class		Delaware VIP® Small Cap Value Series— Standard Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$36,822	$63,982	$4,518	$22,228	$77,902	$61,530
Net realized gain (loss) on investments	(131,844)	59,379	2,362	58,011	116,501	871,483
Realized gain distribution received	114,031	6,398	3,518	—	581,821	523,266
Change in unrealized appreciation (depreciation) on investments	865,121	(689,116)	23,804	(173,669)	994,824	(2,507,617)

Net increase (decrease) in net assets resulting from operations	884,130	(559,357)	34,202	(93,430)	1,771,048	(1,051,338)

Contributions and (Withdrawals):
Payments received from policyowners	288,793	204,398	22,281	28,480	158,382	146,219
Cost of insurance	(82,331)	(62,038)	(6,874)	(16,205)	(108,179)	(107,861)
Policyowners' surrenders	(27,753)	(47,808)	(41,864)	(251,917)	(133,852)	(4,985,419)
Net transfers from (to) Fixed Account	(17,048)	(56,799)	(9,221)	(9,807)	(23,580)	(104,892)
Transfers between Investment Divisions	(881,716)	2,893,336	(11,389)	(295,543)	92,975	258,186
Policyowners' death benefits	—	—	—	(198)	(64,967)	(8,719)

Net contributions and (withdrawals)	(720,055)	2,931,089	(47,067)	(545,190)	(79,221)	(4,802,486)

Increase (decrease) in net assets	164,075	2,371,732	(12,865)	(638,620)	1,691,827	(5,853,824)

NET ASSETS:
Beginning of period	4,191,224	1,819,492	191,460	830,080	6,296,306	12,150,130

End of period	$4,355,299	$4,191,224	$178,595	$191,460	$7,988,133	$6,296,306
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	DFA VA Global Bond Portfolio		DFA VA Global Moderate Allocation Portfolio	DFA VA International Small Portfolio
	2019	2018	2019	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$133,873	$236,292	$10,253	$105,460	$58,023
Net realized gain (loss) on investments	(19,771)	(19,616)	650	(6,077)	44,119
Realized gain distribution received	—	—	3,372	46,814	151,794
Change in unrealized appreciation (depreciation) on investments	100,828	(127,121)	18,030	626,655	(988,977)

Net increase (decrease) in net assets resulting from operations	214,930	89,555	32,305	772,852	(735,041)

Contributions and (Withdrawals):
Payments received from policyowners	246,110	245,595	53,735	369,968	317,855
Cost of insurance	(54,602)	(52,546)	(4,556)	(46,948)	(45,845)
Policyowners' surrenders	(3,851)	—	—	—	(31,828)
Net transfers from (to) Fixed Account	(347)	(1,570)	(4,899)	(28)	2,887
Transfers between Investment Divisions	(282,483)	(116,524)	389,273	96,801	(55,210)
Policyowners' death benefits	—	—	—	—	—

Net contributions and (withdrawals)	(95,173)	74,955	433,553	419,793	187,859

Increase (decrease) in net assets	119,757	164,510	465,858	1,192,645	(547,182)

NET ASSETS:
Beginning of period	5,175,176	5,010,666	—	2,996,901	3,544,083

End of period	$5,294,933	$5,175,176	$465,858	$4,189,546	$2,996,901
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	DFA VA U.S. Large Value Portfolio		DFA VA U.S. Targeted Value Portfolio		DFA VIT Inflation- Protected Securities Portfolio
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$159,285	$191,766	$20,229	$27,547	$137,652	$154,532
Net realized gain (loss) on investments	104,724	16,561	(227,866)	393,854	7,738	(164,238)
Realized gain distribution received	80,835	188,705	35,544	160,372	—	—
Change in unrealized appreciation (depreciation) on investments	1,578,833	(1,510,940)	552,626	(931,665)	520,955	(163,403)

Net increase (decrease) in net assets resulting from operations	1,923,677	(1,113,908)	380,533	(349,892)	666,345	(173,109)

Contributions and (Withdrawals):
Payments received from policyowners	528,282	485,720	80,443	102,038	395,451	318,184
Cost of insurance	(144,083)	(92,541)	(23,827)	(39,864)	(95,389)	(101,798)
Policyowners' surrenders	(6,431)	(96,143)	(150,067)	(1,302,657)	(332,629)	(431,148)
Net transfers from (to) Fixed Account	(51,337)	(40,867)	(58,262)	(1,080)	(1,996)	15,482
Transfers between Investment Divisions	(1,640,051)	4,374,822	(1,097,116)	(960,380)	2,011,525	(2,419,013)
Policyowners' death benefits	(144,758)	(3,204)	(7,746)	(6,887)	—	(8,579)

Net contributions and (withdrawals)	(1,458,378)	4,627,787	(1,256,575)	(2,208,830)	1,976,962	(2,626,872)

Increase (decrease) in net assets	465,299	3,513,879	(876,042)	(2,558,722)	2,643,307	(2,799,981)

NET ASSETS:
Beginning of period	7,571,894	4,058,015	2,348,611	4,907,333	7,111,118	9,911,099

End of period	$8,037,193	$7,571,894	$1,472,569	$2,348,611	$9,754,425	$7,111,118
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	DWS Alternative Asset Allocation VIP— Class A		DWS Global Small Cap VIP— Class A		DWS Small Cap Index VIP— Class A
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,543	$454	$—	$496	$300,719	$444,153
Net realized gain (loss) on investments	(136)	694	(7,732)	2,225	2,391,438	1,199,439
Realized gain distribution received	—	—	7,473	23,367	2,476,965	3,152,460
Change in unrealized appreciation (depreciation) on investments	4,107	(3,650)	29,065	(63,228)	3,278,318	(9,559,936)

Net increase (decrease) in net assets resulting from operations	5,514	(2,502)	28,806	(37,140)	8,447,440	(4,763,884)

Contributions and (Withdrawals):
Payments received from policyowners	10,000	4,158	13,158	19,243	583,325	1,786,175
Cost of insurance	(1,932)	(1,293)	(3,524)	(4,207)	(425,286)	(577,464)
Policyowners' surrenders	—	(270)	—	(74,513)	(193,800)	(922,759)
Net transfers from (to) Fixed Account	171	233	265	919	(116,219)	336,014
Transfers between Investment Divisions	3,799	6,715	(26,369)	(2,106)	(17,362,362)	(1,005,504)
Policyowners' death benefits	—	—	—	—	(44,393)	(29,292)

Net contributions and (withdrawals)	12,038	9,543	(16,470)	(60,664)	(17,558,735)	(412,830)

Increase (decrease) in net assets	17,552	7,041	12,336	(97,804)	(9,111,295)	(5,176,714)

NET ASSETS:
Beginning of period	33,581	26,540	137,707	235,511	39,039,122	44,215,836

End of period	$51,133	$33,581	$150,043	$137,707	$29,927,827	$39,039,122
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	DWS Small Mid Cap Value VIP— Class A		Fidelity ® VIP ContrafundSM Portfolio— Initial Class		Fidelity ® VIP Emerging Markets Portfolio— Initial Class
	2019	2018	2019	2018	2019	2018 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,487	$21,570	$59,140	$97,902	$13,433	$469
Net realized gain (loss) on investments	(114,653)	(27,017)	761,242	531,849	(40)	(23)
Realized gain distribution received	54,483	278,603	1,580,190	1,380,657	—	—
Change in unrealized appreciation (depreciation) on investments	230,599	(435,213)	1,448,632	(2,782,946)	85,081	(9,871)

Net increase (decrease) in net assets resulting from operations	175,916	(162,057)	3,849,204	(772,538)	98,474	(9,425)

Contributions and (Withdrawals):
Payments received from policyowners	28,386	36,703	626,737	520,973	426,479	57,958
Cost of insurance	(14,647)	(20,401)	(283,656)	(295,517)	(10,717)	(258)
Policyowners' surrenders	(20,379)	(5,048)	(1,018,707)	(1,238,999)	(4,290)	—
Net transfers from (to) Fixed Account	(7,044)	(7,354)	(603,776)	(269,152)	28,181	994
Transfers between Investment Divisions	(382,677)	(387,240)	(525,466)	(1,405,047)	320,150	16,111
Policyowners' death benefits	—	(3,435)	(81,921)	(75,135)	—	—

Net contributions and (withdrawals)	(396,361)	(386,775)	(1,886,789)	(2,762,877)	759,803	74,805

Increase (decrease) in net assets	(220,445)	(548,832)	1,962,415	(3,535,415)	858,277	65,380

NET ASSETS:
Beginning of period	953,954	1,502,786	12,625,030	16,160,445	65,380	—

End of period	$733,509	$953,954	$14,587,445	$12,625,030	$923,657	$65,380

(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Fidelity ® VIP Equity-Income PortfolioSM— Initial Class		Fidelity ® VIP Freedom 2010 PortfolioSM— Initial Class		Fidelity ® VIP Freedom 2020 PortfolioSM— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$23,119	$25,931	$38,720	$29,894	$292,657	$203,051
Net realized gain (loss) on investments	(5,141)	254,370	122,091	31,426	2,476	202,443
Realized gain distribution received	66,442	86,482	92,787	53,583	717,041	409,629
Change in unrealized appreciation (depreciation) on investments	177,151	(430,543)	111,959	(178,076)	1,437,888	(1,576,108)

Net increase (decrease) in net assets resulting from operations	261,571	(63,760)	365,557	(63,173)	2,450,062	(760,985)

Contributions and (Withdrawals):
Payments received from policyowners	104,158	115,158	193,007	71,657	536,581	454,041
Cost of insurance	(24,730)	(40,163)	(48,515)	(44,992)	(290,659)	(272,472)
Policyowners' surrenders	(20,894)	(611,533)	(15,109)	(19,234)	(963,272)	(87,433)
Net transfers from (to) Fixed Account	(3,313)	(5,428)	776	7,278	132,276	(109,421)
Transfers between Investment Divisions	22,210	(722,789)	(950,460)	188,704	875,346	(859,385)
Policyowners' death benefits	—	(1,536)	(41,092)	(10,281)	(93,009)	(33,758)

Net contributions and (withdrawals)	77,431	(1,266,291)	(861,393)	193,132	197,263	(908,428)

Increase (decrease) in net assets	339,002	(1,330,051)	(495,836)	129,959	2,647,325	(1,669,413)

NET ASSETS:
Beginning of period	949,790	2,279,841	2,382,302	2,252,343	12,398,534	14,067,947

End of period	$1,288,792	$949,790	$1,886,466	$2,382,302	$15,045,859	$12,398,534
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Fidelity ® VIP Freedom 2030 PortfolioSM— Initial Class		Fidelity ® VIP Freedom 2040 PortfolioSM— Initial Class		Fidelity ® VIP Freedom 2050 PortfolioSM— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$259,801	$134,114	$112,236	$61,201	$5,814	$205
Net realized gain (loss) on investments	87,899	102,376	177,683	184,130	237	(1,913)
Realized gain distribution received	367,836	228,577	198,147	94,307	2,264	67
Change in unrealized appreciation (depreciation) on investments	1,781,289	(1,239,188)	964,028	(853,049)	25,357	(2,363)

Net increase (decrease) in net assets resulting from operations	2,496,825	(774,121)	1,452,094	(513,411)	33,672	(4,004)

Contributions and (Withdrawals):
Payments received from policyowners	1,217,644	1,037,008	875,772	1,009,688	42,129	43,526
Cost of insurance	(297,641)	(224,339)	(166,009)	(129,843)	(9,491)	(1,394)
Policyowners' surrenders	(293,481)	(140,426)	(234,352)	(185,494)	—	—
Net transfers from (to) Fixed Account	151,417	(103,580)	(93,310)	83,527	16,773	3,225
Transfers between Investment Divisions	2,016,140	540,190	108,214	256,883	266,948	(24,804)
Policyowners' death benefits	(64,094)	(15,680)	—	(7,458)	(106)	—

Net contributions and (withdrawals)	2,729,985	1,093,173	490,315	1,027,303	316,253	20,553

Increase (decrease) in net assets	5,226,810	319,052	1,942,409	513,892	349,925	16,549

NET ASSETS:
Beginning of period	8,994,461	8,675,409	4,898,629	4,384,737	16,549	—

End of period	$14,221,271	$8,994,461	$6,841,038	$4,898,629	$366,474	$16,549
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Fidelity ® VIP Government Money Market Portfolio— Initial Class		Fidelity ® VIP Growth Portfolio— Initial Class		Fidelity ® VIP Index 500 Portfolio— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$11,417,331	$5,127,395	$7,587	$6,493	$3,714,160	$3,141,395
Net realized gain (loss) on investments	—	—	76,793	292,199	4,551,429	9,543,100
Realized gain distribution received	—	—	159,023	305,114	2,669,600	769,502
Change in unrealized appreciation (depreciation) on investments	—	—	548,414	(571,468)	38,529,668	(20,391,698)

Net increase (decrease) in net assets resulting from operations	11,417,331	5,127,395	791,817	32,338	49,464,857	(6,937,701)

Contributions and (Withdrawals):
Payments received from policyowners	5,376,234	7,691,022	164,116	154,045	8,899,306	7,461,109
Cost of insurance	(7,288,076)	(3,794,374)	(53,331)	(54,844)	(2,901,411)	(2,414,867)
Policyowners' surrenders	(1,590,696)	(3,849,437)	(39,374)	(468,324)	(3,665,152)	(13,606,995)
Net transfers from (to) Fixed Account	740,926	646,162	5,055	9,559	(295,636)	172,326
Transfers between Investment Divisions	190,094,978	496,242,192	302,383	104,456	3,289,012	5,921,519
Policyowners' death benefits	(3,070,923)	(928,513)	—	—	(502,057)	(172,385)

Net contributions and (withdrawals)	184,262,443	496,007,052	378,849	(255,108)	4,824,062	(2,639,293)

Increase (decrease) in net assets	195,679,774	501,134,447	1,170,666	(222,770)	54,288,919	(9,576,994)

NET ASSETS:
Beginning of period	534,224,237	33,089,790	2,327,964	2,550,734	154,865,961	164,442,955

End of period	$729,904,011	$534,224,237	$3,498,630	$2,327,964	$209,154,880	$154,865,961
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Fidelity ® VIP Investment Grade Bond Portfolio— Initial Class		Fidelity ® VIP Mid Cap Portfolio— Initial Class		Fidelity ® VIP Overseas Portfolio— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$571,774	$468,294	$87,773	$87,754	$181,013	$163,417
Net realized gain (loss) on investments	45,807	(206,196)	243,776	49,063	141,923	1,163,039
Realized gain distribution received	—	114,638	1,321,468	1,188,009	355,421	—
Change in unrealized appreciation (depreciation) on investments	1,207,800	(531,432)	879,632	(3,338,149)	1,802,733	(2,701,947)

Net increase (decrease) in net assets resulting from operations	1,825,381	(154,696)	2,532,649	(2,013,323)	2,481,090	(1,375,491)

Contributions and (Withdrawals):
Payments received from policyowners	759,046	646,346	466,382	335,131	512,772	580,440
Cost of insurance	(408,067)	(360,226)	(221,761)	(245,690)	(232,805)	(185,059)
Policyowners' surrenders	(180,775)	(7,811,862)	(333,508)	(435,078)	(403,464)	(585,427)
Net transfers from (to) Fixed Account	547,037	(22,876)	(70,082)	(167,923)	21,926	(14,474)
Transfers between Investment Divisions	895,708	2,295,879	(3,643,933)	346,217	(131,714)	(2,936,058)
Policyowners' death benefits	—	(89,968)	—	(56,602)	—	(6,577)

Net contributions and (withdrawals)	1,612,949	(5,342,707)	(3,802,902)	(223,945)	(233,285)	(3,147,155)

Increase (decrease) in net assets	3,438,330	(5,497,403)	(1,270,253)	(2,237,268)	2,247,805	(4,522,646)

NET ASSETS:
Beginning of period	18,545,551	24,042,954	11,824,774	14,062,042	8,991,849	13,514,495

End of period	$21,983,881	$18,545,551	$10,554,521	$11,824,774	$11,239,654	$8,991,849
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Fidelity ® VIP Real Estate Portfolio— Initial Class		Fidelity ® VIP Strategic Income Portfolio— Initial Class		Fidelity ® VIP Value Portfolio— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$299,646	$364,948	$5,239	$3,905	$19,246	$4,639
Net realized gain (loss) on investments	(16,170)	(150,838)	321	65	(1,548)	(160)
Realized gain distribution received	301,610	609,219	1,157	179	36,323	22,311
Change in unrealized appreciation (depreciation) on investments	2,406,794	(1,415,948)	6,435	(6,544)	81,819	(85,639)

Net increase (decrease) in net assets resulting from operations	2,991,880	(592,619)	13,152	(2,395)	135,840	(58,849)

Contributions and (Withdrawals):
Payments received from policyowners	139,157	148,008	47,144	28,526	7,543	28,319
Cost of insurance	(157,990)	(127,470)	(4,063)	(2,367)	(10,849)	(8,231)
Policyowners' surrenders	(44,061)	(1,077,974)	—	(15,156)	(7,756)	(579)
Net transfers from (to) Fixed Account	(20,825)	154,831	(998)	—	5,237	3,530
Transfers between Investment Divisions	1,908,998	1,578,585	5,887	9,103	813,287	26,026
Policyowners' death benefits	(68,590)	(59,706)	—	—	—	—

Net contributions and (withdrawals)	1,756,689	616,274	47,970	20,106	807,462	49,065

Increase (decrease) in net assets	4,748,569	23,655	61,122	17,711	943,302	(9,784)

NET ASSETS:
Beginning of period	12,594,150	12,570,495	101,552	83,841	367,657	377,441

End of period	$17,342,719	$12,594,150	$162,674	$101,552	$1,310,959	$367,657
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Fidelity ® VIP Value Strategies Portfolio— Service Class 2		Invesco Oppenheimer V.I. Capital Appreciation Fund— Series I Shares		Invesco Oppenheimer V.I. Total Return Bond Fund— Series I Shares
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,697	$2,294	$190	$958	$33	$34
Net realized gain (loss) on investments	(12,412)	(7,942)	9,146	4,691	(1)	(3)
Realized gain distribution received	29,584	13,814	29,867	22,522	—	—
Change in unrealized appreciation (depreciation) on investments	69,590	(68,528)	56,350	(45,565)	58	(42)

Net increase (decrease) in net assets resulting from operations	91,459	(60,362)	95,553	(17,394)	90	(11)

Contributions and (Withdrawals):
Payments received from policyowners	19,569	19,710	54,245	38,459	—	—
Cost of insurance	(7,559)	(7,734)	(6,713)	(5,993)	(86)	(82)
Policyowners' surrenders	—	(10,910)	(8,396)	(12,614)	—	—
Net transfers from (to) Fixed Account	53	(33,112)	(69,930)	(8,956)	—	—
Transfers between Investment Divisions	(30,740)	79,230	(5,864)	(2,900)	—	—
Policyowners' death benefits	—	(1,147)	—	—	—	—

Net contributions and (withdrawals)	(18,677)	46,037	(36,658)	7,996	(86)	(82)

Increase (decrease) in net assets	72,782	(14,325)	58,895	(9,398)	4	(93)

NET ASSETS:
Beginning of period	287,602	301,927	270,730	280,128	983	1,076

End of period	$360,384	$287,602	$329,625	$270,730	$987	$983
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Invesco V.I. American Value Fund— Series I Shares		Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund— Series I Shares
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$8,759	$17,013	$157,445	$126,959	$255,691	$297,722
Net realized gain (loss) on investments	54,075	91,542	10,497	(3,497)	256,558	352,751
Realized gain distribution received	91,885	486,870	4,037	39,841	1,032,909	100,826
Change in unrealized appreciation (depreciation) on investments	390,251	(955,844)	542,306	(377,775)	1,973,863	(3,029,931)

Net increase (decrease) in net assets resulting from operations	544,970	(360,419)	714,285	(214,472)	3,519,021	(2,278,632)

Contributions and (Withdrawals):
Payments received from policyowners	120,498	135,954	75,203	130,179	391,150	478,776
Cost of insurance	(38,091)	(65,811)	(54,300)	(54,037)	(246,453)	(255,095)
Policyowners' surrenders	(242,709)	(463,549)	(102,734)	(153,416)	(26,743)	(776,078)
Net transfers from (to) Fixed Account	(25,115)	(32,660)	(46,324)	(32,234)	(74,091)	(58,871)
Transfers between Investment Divisions	(1,566,222)	(367,735)	(42,770)	(70,838)	289,923	(2,132,541)
Policyowners' death benefits	—	—	(3,351)	(10,745)	(164,717)	(43,027)

Net contributions and (withdrawals)	(1,751,639)	(793,801)	(174,276)	(191,091)	169,069	(2,786,836)

Increase (decrease) in net assets	(1,206,669)	(1,154,220)	540,009	(405,563)	3,688,090	(5,065,468)

NET ASSETS:
Beginning of period	2,553,076	3,707,296	3,179,243	3,584,806	12,164,492	17,229,960

End of period	$1,346,407	$2,553,076	$3,719,252	$3,179,243	$15,852,582	$12,164,492
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares		Janus Henderson Enterprise Portfolio— Institutional Shares		Janus Henderson Flexible Bond Portfolio— Institutional Shares
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,028	$4,445	$27,017	$26,330	$77,388	$67,817
Net realized gain (loss) on investments	(23,436)	(3,735)	912,796	507,380	(3,087)	(12,749)
Realized gain distribution received	88,331	123,022	817,434	513,825	—	—
Change in unrealized appreciation (depreciation) on investments	117,937	(222,150)	1,970,521	(1,033,377)	135,544	(80,884)

Net increase (decrease) in net assets resulting from operations	186,860	(98,418)	3,727,768	14,158	209,845	(25,816)

Contributions and (Withdrawals):
Payments received from policyowners	—	—	464,813	381,389	82,925	95,346
Cost of insurance	(17,054)	(18,931)	(167,546)	(147,189)	(31,830)	(29,513)
Policyowners' surrenders	(67,968)	(2,068)	(125,034)	(686,031)	(74,123)	(14,659)
Net transfers from (to) Fixed Account	—	—	(444,203)	1,931	(66,692)	(31,432)
Transfers between Investment Divisions	—	—	854,566	(372,446)	111,480	(211,240)
Policyowners' death benefits	—	—	(15,607)	(472)	(11,842)	—

Net contributions and (withdrawals)	(85,022)	(20,999)	566,989	(822,818)	9,918	(191,498)

Increase (decrease) in net assets	101,838	(119,417)	4,294,757	(808,660)	219,763	(217,314)

NET ASSETS:
Beginning of period	767,288	886,705	9,819,234	10,627,894	2,166,443	2,383,757

End of period	$869,126	$767,288	$14,113,991	$9,819,234	$2,386,206	$2,166,443
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Janus Henderson Forty Portfolio— Institutional Shares		Janus Henderson Global Research Portfolio— Institutional Shares		Lazard Retirement International Equity Portfolio— Service Shares
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,140	$—	$5,999	$6,487	$6,250	$28,409
Net realized gain (loss) on investments	188,945	(32,915)	26,766	22,375	(98,404)	(214,682)
Realized gain distribution received	376,475	623,754	38,612	—	—	93,672
Change in unrealized appreciation (depreciation) on investments	926,851	(543,734)	89,453	(69,276)	449,245	(154,614)

Net increase (decrease) in net assets resulting from operations	1,499,411	47,105	160,830	(40,414)	357,091	(247,215)

Contributions and (Withdrawals):
Payments received from policyowners	163,323	159,267	42,102	43,923	82,547	72,414
Cost of insurance	(99,450)	(92,965)	(26,853)	(26,767)	(40,725)	(39,905)
Policyowners' surrenders	(258,163)	(35,685)	(21,845)	(10,945)	(164,227)	(20,284)
Net transfers from (to) Fixed Account	(50,126)	(108,774)	1,196	368	(10,090)	(33,115)
Transfers between Investment Divisions	(205,366)	118,106	(6,766)	(24,129)	567,827	(650,858)
Policyowners' death benefits	—	(12,835)	(12,248)	—	(5,738)	(33,138)

Net contributions and (withdrawals)	(449,782)	27,114	(24,414)	(17,550)	429,594	(704,886)

Increase (decrease) in net assets	1,049,629	74,219	136,416	(57,964)	786,685	(952,101)

NET ASSETS:
Beginning of period	4,117,327	4,043,108	558,421	616,385	1,626,093	2,578,194

End of period	$5,166,956	$4,117,327	$694,837	$558,421	$2,412,778	$1,626,093
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Lord Abbett Series Fund Developing Growth Portfolio— Class VC		Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC		LVIP Baron Growth Opportunities Fund— Service Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$12,599	$16,120	$(346)	$(338)
Net realized gain (loss) on investments	16,988	47,778	(83,124)	(71,274)	1,229,552	638,931
Realized gain distribution received	16,775	22,062	23,747	77,445	282,977	443,977
Change in unrealized appreciation (depreciation) on investments	8,825	(69,384)	423,259	(391,799)	1,379,235	(1,296,845)

Net increase (decrease) in net assets resulting from operations	42,588	456	376,481	(369,508)	2,891,418	(214,275)

Contributions and (Withdrawals):
Payments received from policyowners	34,882	21,992	41,619	79,143	194,515	213,284
Cost of insurance	(5,498)	(3,990)	(27,201)	(37,898)	(163,981)	(174,506)
Policyowners' surrenders	(30,030)	—	(11,218)	(17,076)	(392,969)	(871,636)
Net transfers from (to) Fixed Account	(24,441)	626	(12,155)	(3,653)	(15,340)	(7,069)
Transfers between Investment Divisions	15,823	(75,424)	(804,372)	(353,424)	(1,900,623)	(3,096,889)
Policyowners' death benefits	—	—	—	(10,911)	(5,558)	(16,518)

Net contributions and (withdrawals)	(9,264)	(56,796)	(813,327)	(343,819)	(2,283,956)	(3,953,334)

Increase (decrease) in net assets	33,324	(56,340)	(436,846)	(713,327)	607,462	(4,167,609)

NET ASSETS:
Beginning of period	147,857	204,197	1,875,129	2,588,456	8,575,862	12,743,471

End of period	$181,181	$147,857	$1,438,283	$1,875,129	$9,183,324	$8,575,862
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	LVIP Mondrian International Value Fund— Standard Class		LVIP SSgA Bond Index Fund— Standard Class		LVIP SSgA Developed International 150 Fund— Standard Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,816	$744	$730,987	$718,739	$202,792	$174,125
Net realized gain (loss) on investments	23	26	(81,221)	(117,722)	(55,230)	(14,226)
Realized gain distribution received	1,583	294	—	—	54,897	115,157
Change in unrealized appreciation (depreciation) on investments	4,153	(3,778)	1,485,767	(611,817)	463,189	(1,069,496)

Net increase (decrease) in net assets resulting from operations	8,575	(2,714)	2,135,533	(10,800)	665,648	(794,440)

Contributions and (Withdrawals):
Payments received from policyowners	12,822	2,365	1,166,033	1,170,804	67,830	68,749
Cost of insurance	(925)	(268)	(355,802)	(281,904)	(75,852)	(68,304)
Policyowners' surrenders	(45)	—	(340,846)	(209,655)	(440)	(5,438)
Net transfers from (to) Fixed Account	—	—	(1,398,446)	14,121	(72,782)	20,243
Transfers between Investment Divisions	37,953	1,487	(81,329)	3,708,598	141,629	363,567
Policyowners' death benefits	—	—	(90,158)	(31,129)	(21,357)	—

Net contributions and (withdrawals)	49,805	3,584	(1,100,548)	4,370,835	39,028	378,817

Increase (decrease) in net assets	58,380	870	1,034,985	4,360,035	704,676	(415,623)

NET ASSETS:
Beginning of period	21,129	20,259	25,957,161	21,597,126	4,314,991	4,730,614

End of period	$79,509	$21,129	$26,992,146	$25,957,161	$5,019,667	$4,314,991
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	LVIP SSgA Emerging Markets 100 Fund— Standard Class		LVIP SSgA International Index Fund— Standard Class		MFS ® Global Real Estate Portfolio— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$175,628	$211,286	$712,555	$683,629	$1,396	$2,070
Net realized gain (loss) on investments	5,889	312,455	137,871	272,407	1,766	(428)
Realized gain distribution received	—	—	—	—	246	784
Change in unrealized appreciation (depreciation) on investments	151,148	(996,334)	4,195,184	(4,832,482)	7,440	(3,122)

Net increase (decrease) in net assets resulting from operations	332,665	(472,593)	5,045,610	(3,876,446)	10,848	(696)

Contributions and (Withdrawals):
Payments received from policyowners	206,262	218,322	1,228,929	1,234,818	1,901	2,302
Cost of insurance	(56,357)	(61,498)	(304,124)	(257,116)	(2,802)	(1,742)
Policyowners' surrenders	(24,270)	(2,420,708)	(206,059)	(310,959)	—	(1,221)
Net transfers from (to) Fixed Account	(56,523)	(43,580)	(11,346)	341,151	(20,916)	19,360
Transfers between Investment Divisions	56,724	(85,398)	90,119	3,345,489	6,482	(825)
Policyowners' death benefits	—	—	(19,524)	(9,255)	—	—

Net contributions and (withdrawals)	125,836	(2,392,862)	777,995	4,344,128	(15,335)	17,874

Increase (decrease) in net assets	458,501	(2,865,455)	5,823,605	467,682	(4,487)	17,178

NET ASSETS:
Beginning of period	4,335,410	7,200,865	23,047,604	22,579,922	44,484	27,306

End of period	$4,793,911	$4,335,410	$28,871,209	$23,047,604	$39,997	$44,484
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MFS ® Global Tactical Allocation Portfolio— Initial Class		MFS ® International Intrinsic Value Portfolio— Initial Class		MFS ® Investors Trust Series— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$70,153	$19,365	$395,072	$215,410	$433	$352
Net realized gain (loss) on investments	10,770	5,799	802,678	2,098,070	898	804
Realized gain distribution received	56,913	107,789	648,301	216,911	5,755	4,042
Change in unrealized appreciation (depreciation) on investments	192,518	(243,393)	3,008,973	(4,393,172)	18,749	(10,216)

Net increase (decrease) in net assets resulting from operations	330,354	(110,440)	4,855,024	(1,862,781)	25,835	(5,018)

Contributions and (Withdrawals):
Payments received from policyowners	32,305	21,739	766,415	856,638	—	—
Cost of insurance	(50,254)	(43,083)	(356,738)	(316,215)	(1,874)	(1,714)
Policyowners' surrenders	(98,453)	(38,960)	(635,531)	(3,490,976)	—	—
Net transfers from (to) Fixed Account	1,549	(27,389)	(301,827)	53,658	—	—
Transfers between Investment Divisions	(106,245)	6,271	(415,427)	1,947,080	—	—
Policyowners' death benefits	—	—	(9,893)	(35,778)	—	—

Net contributions and (withdrawals)	(221,098)	(81,422)	(953,001)	(985,593)	(1,874)	(1,714)

Increase (decrease) in net assets	109,256	(191,862)	3,902,023	(2,848,374)	23,961	(6,732)

NET ASSETS:
Beginning of period	2,316,323	2,508,185	19,757,946	22,606,320	83,417	90,149

End of period	$2,425,579	$2,316,323	$23,659,969	$19,757,946	$107,378	$83,417
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MFS ® Mid Cap Value Portfolio— Initial Class		MFS ® New Discovery Series— Initial Class		MFS ® Value Series— Initial Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$19,410	$10,498	$—	$—	$1,206,751	$837,352
Net realized gain (loss) on investments	(4,810)	(10,309)	109	529	630,707	135,345
Realized gain distribution received	127,846	75,503	923	658	2,540,526	3,645,615
Change in unrealized appreciation (depreciation) on investments	193,577	(205,523)	693	(1,220)	10,049,379	(10,033,650)

Net increase (decrease) in net assets resulting from operations	336,023	(129,831)	1,725	(33)	14,427,363	(5,415,338)

Contributions and (Withdrawals):
Payments received from policyowners	12,381	7,627	—	—	1,131,851	1,715,590
Cost of insurance	(22,723)	(16,871)	(550)	(534)	(717,283)	(624,654)
Policyowners' surrenders	(123)	(2,158)	—	(1,501)	(464,329)	(668,463)
Net transfers from (to) Fixed Account	(897)	(39,464)	—	—	(268,200)	1,287,842
Transfers between Investment Divisions	522,685	81,003	—	—	(2,307,873)	14,467,346
Policyowners' death benefits	—	—	—	—	(191,712)	(82,027)

Net contributions and (withdrawals)	511,323	30,137	(550)	(2,035)	(2,817,546)	16,095,634

Increase (decrease) in net assets	847,346	(99,694)	1,175	(2,068)	11,609,817	10,680,296

NET ASSETS:
Beginning of period	939,584	1,039,278	4,342	6,410	49,718,043	39,037,747

End of period	$1,786,930	$939,584	$5,517	$4,342	$61,327,860	$49,718,043
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I		Morgan Stanley VIF Global Infrastructure Portfolio— Class I		Morgan Stanley VIF U.S. Real Estate Portfolio— Class I
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$329,778	$223,974	$8,457	$8,362	$100,629	$142,253
Net realized gain (loss) on investments	(90,846)	(107,692)	(313)	(423)	41,114	12,655
Realized gain distribution received	—	—	13,742	10,436	200,373	—
Change in unrealized appreciation (depreciation) on investments	494,999	(423,674)	52,551	(40,752)	550,622	(533,149)

Net increase (decrease) in net assets resulting from operations	733,931	(307,392)	74,437	(22,377)	892,738	(378,241)

Contributions and (Withdrawals):
Payments received from policyowners	226,453	269,410	5,176	2,169	365,388	431,668
Cost of insurance	(85,720)	(49,536)	(4,609)	(3,678)	(103,715)	(52,961)
Policyowners' surrenders	(137,783)	(322,088)	—	—	(177,581)	(322,963)
Net transfers from (to) Fixed Account	(113,230)	(23,874)	—	709	(42,087)	(4,859)
Transfers between Investment Divisions	(1,364,492)	(562,230)	4,389	(7)	(152,216)	159,711
Policyowners' death benefits	—	(4,078)	—	—	(28,277)	(6,767)

Net contributions and (withdrawals)	(1,474,772)	(692,396)	4,956	(807)	(138,488)	203,829

Increase (decrease) in net assets	(740,841)	(999,788)	79,393	(23,184)	754,250	(174,412)

NET ASSETS:
Beginning of period	5,146,971	6,146,759	261,170	284,354	4,752,224	4,926,636

End of period	$4,406,130	$5,146,971	$340,563	$261,170	$5,506,474	$4,752,224
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Neuberger Berman AMT Large Cap Value Portfolio— Class I		Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio— Class I		Neuberger Berman AMT Sustainable Equity Portfolio— Class I
	2019	2018	2019	2018	2019 (c)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$13,689	$4,754	$609	$747	$2,840
Net realized gain (loss) on investments	(135,175)	47,094	(1,003)	1,578	(1,513)
Realized gain distribution received	148,597	42,303	9,908	5,173	37,828
Change in unrealized appreciation (depreciation) on investments	28,193	(100,726)	3,344	(20,740)	22,080

Net increase (decrease) in net assets resulting from operations	55,304	(6,575)	12,858	(13,242)	61,235

Contributions and (Withdrawals):
Payments received from policyowners	52,480	38,259	15,048	8,435	6,617
Cost of insurance	(2,622)	(7,220)	(1,888)	(1,663)	(6,438)
Policyowners' surrenders	(4,629)	(228,568)	(12,501)	(18,652)	(50,498)
Net transfers from (to) Fixed Account	260	411	(58)	(23,136)	(35)
Transfers between Investment Divisions	(484,090)	(32,119)	40	37,817	693,794
Policyowners' death benefits	—	—	—	—	—

Net contributions and (withdrawals)	(438,601)	(229,237)	641	2,801	643,440

Increase (decrease) in net assets	(383,297)	(235,812)	13,499	(10,441)	704,675

NET ASSETS:
Beginning of period	383,297	619,109	75,488	85,929	—

End of period	$—	$383,297	$88,987	$75,488	$704,675

(c) For the period April 30, 2019 (commencement of Investment Division) through December 31, 2019.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class		PIMCO VIT High Yield Portfolio— Administrative Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$101,698	$81,953	$153,911	$434,977	$136,622	$137,862
Net realized gain (loss) on investments	(4,798)	(10,214)	(48,383)	121,903	31,865	(46,491)
Realized gain distribution received	—	—	—	18,323	—	—
Change in unrealized appreciation (depreciation) on investments	204,419	(170,052)	267,641	(768,402)	215,667	(145,799)

Net increase (decrease) in net assets resulting from operations	301,319	(98,313)	373,169	(193,199)	384,154	(54,428)

Contributions and (Withdrawals):
Payments received from policyowners	178,680	151,796	382,129	489,074	168,557	182,484
Cost of insurance	(42,508)	(13,795)	(137,943)	(99,532)	(48,875)	(28,127)
Policyowners' surrenders	(74,305)	(160,567)	(181,983)	(1,785,584)	(51,575)	(118,212)
Net transfers from (to) Fixed Account	285	45	(38,375)	(36,183)	(3,820)	637
Transfers between Investment Divisions	12,976	2,081,049	38,930	(3,640,352)	(532,194)	(277,307)
Policyowners' death benefits	—	(3,959)	(7,607)	(5,301)	(1,330)	(2,712)

Net contributions and (withdrawals)	75,128	2,054,569	55,151	(5,077,878)	(469,237)	(243,237)

Increase (decrease) in net assets	376,447	1,956,256	428,320	(5,271,077)	(85,083)	(297,665)

NET ASSETS:
Beginning of period	1,979,288	23,032	6,147,946	11,419,023	2,766,778	3,064,443

End of period	$2,355,735	$1,979,288	$6,576,266	$6,147,946	$2,681,695	$2,766,778
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	PIMCO VIT Long-Term U.S. Government Portfolio— Administrative Class		PIMCO VIT Low Duration Portfolio— Administrative Class		PIMCO VIT Real Return Portfolio— Administrative Class
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$18,141	$19,944	$217,373	$159,343	$222,205	$314,106
Net realized gain (loss) on investments	8,835	14,765	(63,075)	(107,258)	36,029	(62,019)
Realized gain distribution received	—	3,753	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	81,385	(67,419)	156,605	(25,873)	815,871	(527,667)

Net increase (decrease) in net assets resulting from operations	108,361	(28,957)	310,903	26,212	1,074,105	(275,580)

Contributions and (Withdrawals):
Payments received from policyowners	20,777	31,369	361,263	336,087	294,129	359,488
Cost of insurance	(11,879)	(11,292)	(468,933)	(1,198,189)	(280,977)	(231,312)
Policyowners' surrenders	(27,992)	(8,775)	(941,211)	(199,066)	(209,160)	(508,472)
Net transfers from (to) Fixed Account	(435)	(922)	16,079	(11,312)	(38,495)	(118,437)
Transfers between Investment Divisions	—	(122,253)	(75,468)	952,304	(219,833)	960,563
Policyowners' death benefits	—	—	(38,502)	(177)	—	(3,642)

Net contributions and (withdrawals)	(19,529)	(111,873)	(1,146,772)	(120,353)	(454,336)	458,188

Increase (decrease) in net assets	88,832	(140,830)	(835,869)	(94,141)	619,769	182,608

NET ASSETS:
Beginning of period	809,989	950,819	7,978,997	8,073,138	12,276,957	12,094,349

End of period	$898,821	$809,989	$7,143,128	$7,978,997	$12,896,726	$12,276,957
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	PIMCO VIT Total Return Portfolio— Administrative Class		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Index 500 Portfolio
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,090,172	$827,677	$—	$—	$28,476	$21,091
Net realized gain (loss) on investments	16,881	(392,702)	2,916,500	4,385,459	62,008	109,485
Realized gain distribution received	—	379,221	1,755,735	1,802,549	16,294	30,862
Change in unrealized appreciation (depreciation) on investments	1,760,954	(1,010,298)	11,677,870	(5,530,311)	317,367	(244,522)

Net increase (decrease) in net assets resulting from operations	2,868,007	(196,102)	16,350,105	657,697	424,145	(83,084)

Contributions and (Withdrawals):
Payments received from policyowners	1,060,780	1,087,429	1,236,887	1,552,114	332,934	230,655
Cost of insurance	(608,267)	(457,718)	(943,671)	(786,566)	(54,731)	(49,310)
Policyowners' surrenders	(1,042,596)	(1,921,588)	(909,745)	(1,213,305)	(103,892)	(36,428)
Net transfers from (to) Fixed Account	89,666	(141,510)	(90,527)	621,105	(3,410)	(19,651)
Transfers between Investment Divisions	3,032,424	2,927,427	(411,655)	6,180,919	63,714	217,068
Policyowners' death benefits	(23,159)	(37,241)	(156,804)	(142,626)	—	—

Net contributions and (withdrawals)	2,508,848	1,456,799	(1,275,515)	6,211,641	234,615	342,334

Increase (decrease) in net assets	5,376,855	1,260,697	15,074,590	6,869,338	658,760	259,250

NET ASSETS:
Beginning of period	33,258,215	31,997,518	55,473,527	48,604,189	1,331,085	1,071,835

End of period	$38,635,070	$33,258,215	$70,548,117	$55,473,527	$1,989,845	$1,331,085
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price Moderate Allocation Portfolio
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$78,386	$85,243	$128,566	$56,150	$91,612	$82,155
Net realized gain (loss) on investments	(122,503)	(79,764)	52,426	(31,295)	135,281	68,264
Realized gain distribution received	143,589	616,602	—	—	119,611	294,391
Change in unrealized appreciation (depreciation) on investments	1,121,502	(1,546,167)	27,431	14,330	482,944	(675,574)

Net increase (decrease) in net assets resulting from operations	1,220,974	(924,086)	208,423	39,185	829,448	(230,764)

Contributions and (Withdrawals):
Payments received from policyowners	330,570	131,251	309,142	294,704	377,983	475,672
Cost of insurance	(58,883)	(73,642)	(76,136)	(43,395)	(122,095)	(115,081)
Policyowners' surrenders	(111,946)	(25,577)	(38,345)	(67,420)	(345,397)	(169,995)
Net transfers from (to) Fixed Account	(229,791)	30,697	25,631	(38,979)	4,120	24,767
Transfers between Investment Divisions	(2,656,331)	289,688	3,866,628	69,942	(285,166)	(77,547)
Policyowners' death benefits	—	(32,226)	—	—	(57,122)	(12,438)

Net contributions and (withdrawals)	(2,726,381)	320,191	4,086,920	214,852	(427,677)	125,378

Increase (decrease) in net assets	(1,505,407)	(603,895)	4,295,343	254,037	401,771	(105,386)

NET ASSETS:
Beginning of period	5,213,911	5,817,806	1,816,379	1,562,342	4,309,983	4,415,369

End of period	$3,708,504	$5,213,911	$6,111,722	$1,816,379	$4,711,754	$4,309,983
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	T. Rowe Price New America Growth Portfolio		Thrivent Small Cap Index Portfolio		TOPS ® Aggressive Growth ETF Portfolio— Class 2 Shares
	2019	2018	2019	2018 (b)	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$42,703	$18,843	$255,463	$12	$2,755	$2,211
Net realized gain (loss) on investments	967,400	374,959	(35,739)	(115)	19,264	2,677
Realized gain distribution received	729,234	1,194,661	1,803,521	64	7,380	8,311
Change in unrealized appreciation (depreciation) on investments	1,630,895	(1,477,439)	(473,640)	(56,858)	21,221	(38,389)

Net increase (decrease) in net assets resulting from operations	3,370,232	111,024	1,549,605	(56,897)	50,620	(25,190)

Contributions and (Withdrawals):
Payments received from policyowners	475,809	243,536	1,213,354	1,297	63,887	54,917
Cost of insurance	(197,664)	(197,676)	(209,606)	(675)	(13,560)	(15,611)
Policyowners' surrenders	(290,422)	(2,217,330)	(121)	—	(22,584)	—
Net transfers from (to) Fixed Account	(806,280)	(52,426)	1,701	—	(10,705)	21,492
Transfers between Investment Divisions	(1,790,754)	1,073,619	23,262,615	458,893	(80,031)	15,816
Policyowners' death benefits	(44,358)	—	(19,569)	—	—	—

Net contributions and (withdrawals)	(2,653,669)	(1,150,277)	24,248,374	459,515	(62,993)	76,614

Increase (decrease) in net assets	716,563	(1,039,253)	25,797,979	402,618	(12,373)	51,424

NET ASSETS:
Beginning of period	10,797,900	11,837,153	402,618	—	216,530	165,106

End of period	$11,514,463	$10,797,900	$26,200,597	$402,618	$204,157	$216,530
(b) For the period May 1,2018 (commencement of Investment Division) through December 31,2018.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	TOPS ® Balanced ETF Portfolio— Class 2 Shares		TOPS ® Conservative ETF Portfolio— Class 2 Shares		TOPS ® Growth ETF Portfolio— Class 2 Shares
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$10,599	$7,251	$3,089	$2,527	$2,900	$3,978
Net realized gain (loss) on investments	3,915	41,115	3,301	4,309	3,868	333
Realized gain distribution received	13,641	11,099	1,883	2,939	6,277	13,263
Change in unrealized appreciation (depreciation) on investments	57,116	(83,283)	12,861	(15,404)	42,377	(47,659)

Net increase (decrease) in net assets resulting from operations	85,271	(23,818)	21,134	(5,629)	55,422	(30,085)

Contributions and (Withdrawals):
Payments received from policyowners	55,867	200,543	5,733	24,938	29,732	71,303
Cost of insurance	(10,756)	(13,112)	(6,029)	(5,986)	(11,189)	(12,697)
Policyowners' surrenders	(5,125)	(104,126)	(15,149)	(37,676)	(72,566)	(2,252)
Net transfers from (to) Fixed Account	(192)	6,890	(36)	(15,853)	(276)	3,077
Transfers between Investment Divisions	(382,286)	(502,388)	(22,479)	(20,464)	(118,821)	(43)
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(342,492)	(412,193)	(37,960)	(55,041)	(173,120)	59,388

Increase (decrease) in net assets	(257,221)	(436,011)	(16,826)	(60,670)	(117,698)	29,303

NET ASSETS:
Beginning of period	592,444	1,028,455	191,101	251,771	308,360	279,057

End of period	$335,223	$592,444	$174,275	$191,101	$190,662	$308,360
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	TOPS ® Managed Risk Balanced ETF Portfolio— Class 2 Shares		TOPS ® Managed Risk Growth ETF Portfolio— Class 2 Shares		TOPS ® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,606	$3,885	$999	$2,016	$1,708	$2,955
Net realized gain (loss) on investments	(7,597)	1,037	(460)	(583)	4,141	3,054
Realized gain distribution received	2,069	12,066	3,376	7,127	3,349	8,622
Change in unrealized appreciation (depreciation) on investments	22,164	(29,743)	11,794	(20,065)	9,305	(26,679)

Net increase (decrease) in net assets resulting from operations	18,242	(12,755)	15,709	(11,505)	18,503	(12,048)

Contributions and (Withdrawals):
Payments received from policyowners	21,001	72,795	8,626	37,723	8,280	24,920
Cost of insurance	(9,073)	(12,320)	(3,662)	(3,348)	(3,610)	(4,880)
Policyowners' surrenders	(1,906)	(4,789)	(8,577)	—	(56,447)	(4,036)
Net transfers from (to) Fixed Account	(55,242)	(143)	8,445	(1,230)	(19,208)	(45,032)
Transfers between Investment Divisions	(83,388)	(44,600)	(104,099)	(902)	(7,711)	29,906
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(128,608)	10,943	(99,267)	32,243	(78,696)	878

Increase (decrease) in net assets	(110,366)	(1,812)	(83,558)	20,738	(60,193)	(11,170)

NET ASSETS:
Beginning of period	183,615	185,427	122,443	101,705	142,160	153,330

End of period	$73,249	$183,615	$38,885	$122,443	$81,967	$142,160
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	TOPS ® Moderate Growth ETF Portfolio— Class 2 Shares		VanEck VIP Unconstrained Emerging Markets Bond Fund— Initial Class Shares		Victory RS Small Cap Growth Equity VIP Series— Class I Shares
	2019	2018	2019	2018	2019	2018 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$12,282	$13,140	$1,267	$30,064	$—	$—
Net realized gain (loss) on investments	73,686	(1,167)	303	31,238	(1,682)	(16)
Realized gain distribution received	17,227	26,503	—	—	42,058	2,809
Change in unrealized appreciation (depreciation) on investments	42,290	(112,219)	43,890	(70,897)	(4,005)	(6,687)

Net increase (decrease) in net assets resulting from operations	145,485	(73,743)	45,460	(9,595)	36,371	(3,894)

Contributions and (Withdrawals):
Payments received from policyowners	52,454	223,093	—	—	1,434	156
Cost of insurance	(28,355)	(33,220)	(8,770)	(8,632)	(2,234)	(180)
Policyowners' surrenders	(54,801)	(2,091)	(18)	(1,035,448)	—	—
Net transfers from (to) Fixed Account	(37,694)	251	(11)	(9)	1,140	—
Transfers between Investment Divisions	(639,314)	(17,760)	—	(6,929)	152,093	19,164
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(707,710)	170,273	(8,799)	(1,051,018)	152,433	19,140

Increase (decrease) in net assets	(562,225)	96,530	36,661	(1,060,613)	188,804	15,246

NET ASSETS:
Beginning of period	993,989	897,459	363,574	1,424,187	15,246	—

End of period	$431,764	$993,989	$400,235	$363,574	$204,050	$15,246

(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Voya MidCap Opportunities Portfolio— Class I	Voya Russell™ Mid Cap Index Portfolio— Class I		Voya Small Company Portfolio— Class I
	2019	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$25	$319,196	$235,804	$11,305	$14,549
Net realized gain (loss) on investments	(13)	(512,919)	297,712	(374,479)	2,998
Realized gain distribution received	1,329	3,572,331	1,849,304	380,229	421,028
Change in unrealized appreciation (depreciation) on investments	(249)	1,912,916	(4,263,317)	587,779	(884,943)

Net increase (decrease) in net assets resulting from operations	1,092	5,291,524	(1,880,497)	604,834	(446,368)

Contributions and (Withdrawals):
Payments received from policyowners	11,780	314,733	298,895	96,718	79,322
Cost of insurance	(302)	(262,090)	(218,899)	(38,572)	(37,550)
Policyowners' surrenders	—	(281,687)	(46,358)	(23,145)	(6,784)
Net transfers from (to) Fixed Account	1,694	1,641	(42,035)	(60,595)	(138,053)
Transfers between Investment Divisions	—	(739,384)	2,925,601	(1,172,236)	267,559
Policyowners' death benefits	—	(53,776)	(21,679)	(112,723)	—

Net contributions and (withdrawals)	13,172	(1,020,563)	2,895,525	(1,310,553)	164,494

Increase (decrease) in net assets	14,264	4,270,961	1,015,028	(705,719)	(281,874)

NET ASSETS:
Beginning of period	—	17,724,567	16,709,539	2,448,639	2,730,513

End of period	$14,264	$21,995,528	$17,724,567	$1,742,920	$2,448,639
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (“CSVUL Separate Account-I”) was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds NYLIAC Corporate Sponsored Variable Universal Life Insurance policies (“CSVUL”) (“Series 1 policies”), NYLIAC CorpExec Variable Universal Life Insurance II policies (“CEVUL2”) (“Series 2 policies”), NYLIAC CorpExec Variable Universal Life Insurance III policies (“CEVUL3”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance IV policies (“CEVUL4”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance V policies (“CEVUL5”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance VI policies (“CEVUL6”) (“Series 3 policies”), and NYLIAC CorpExec Accumulator Variable Universal Life Insurance policies (“CEAVUL”) (“Series 3 policies”). The policies are designed for group and/or sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and are sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”), which is a wholly-owned subsidiary of NYLIC. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance of ASC 946.
The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, AB® Variable Products Series Fund, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Alger Portfolios, American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock® Variable Series Funds, Inc., BlackRock® Variable Series Funds II, Inc., BNY Mellon Investment Fund, BNY Mellon Investment Portfolios, Davis Variable Account Fund, Inc., Delaware VIP® Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Variable Series I, Deutsche DWS Variable Series II, DFA Investment Dimensions Group Inc., Fidelity® Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, MFS® Variable Insurance Trust III, Morgan Stanley Variable Insurance Fund, Inc., Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., Thrivent Series Fund, Inc., VanEck VIP Trust, Victory Variable Insurance Funds, and the Voya Variable Portfolios, Inc., (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents a portion of the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

As of April 30, 2019, the Class I shares of the Neuberger Berman AMT Large Cap Value Portfolio were merged into the Neuberger Berman AMT Sustainable Equity Portfolio and as of May 1, 2019, the Initial Class shares of the MainStay VP Epoch U.S. Small Cap Portfolio were merged into the Initial Class shares of the MainStay VP Mackay Small Cap Core Portfolio.

As of May 1, 2019, the following Investment Divisions were closed to new investments:

TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares
TOPS® Balanced ETF Portfolio—Class 2 Shares
TOPS® Conservative ETF Portfolio—Class 2 Shares
TOPS® Growth ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Therefore, the following Investment Divisions, with their respective Fund portfolios, are available in CSVUL Separate Account-I:

MainStay VP Bond—Initial Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Emerging Markets Equity—Initial Class
MainStay VP Epoch U.S. Equity Yield—Initial Class
MainStay VP Fidelity Institutional AM® Utilities—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP IQ Hedge Multi-Strategy—Initial Class
MainStay VP Janus Henderson Balanced—Initial Class
MainStay VP Large Cap Growth—Initial Class
MainStay VP MacKay Common Stock—Initial Class
MainStay VP MacKay Convertible—Initial Class
MainStay VP MacKay Government—Initial Class
MainStay VP MacKay Growth—Initial Class
MainStay VP MacKay High Yield Corporate Bond—Initial Class
MainStay VP MacKay International Equity—Initial Class
MainStay VP MacKay Mid Cap Core—Initial Class
MainStay VP MacKay S&P 500 Index—Initial Class
MainStay VP MacKay Small Cap Core—Initial Class
MainStay VP Mellon Natural Resources—Initial Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP U.S. Government Money Market—Initial Class
AB VPS International Value Portfolio—Class A
AB VPS Small/Mid Cap Value Portfolio—Class A
Alger Weatherbie Specialized Growth Portfolio—Class I-2 (formerly Alger SMid Cap Focus Portfolio—Class I-2)
American Century Investments® VP Inflation Protection Fund—Class II
American Century Investments® VP Mid Cap Value Fund—Class II
American Century Investments® VP Value Fund—Class II
American Funds IS Asset Allocation Fund—Class 1
American Funds IS Blue Chip Income and Growth Fund—Class 1
American Funds IS Global Bond Fund—Class 1
American Funds IS Global Growth Fund—Class 1
American Funds IS Global Small Capitalization Fund—Class 1
American Funds IS Growth Fund—Class 1
American Funds IS Growth-Income Fund—Class 1
American Funds IS International Fund—Class 1
American Funds IS New World Fund®—Class 1
BlackRock® Global Allocation V.I. Fund—Class I
BlackRock® High Yield V.I. Fund—Class I
BNY Mellon IP Technology Growth Portfolio—Initial Shares (formerly Dreyfus IP Technology Growth Portfolio—Initial Shares)
BNY Mellon VIF Opportunistic Small Cap Portfolio—Initial Shares (formerly Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares)
ClearBridge Variable Appreciation Portfolio—Class I
ClearBridge Variable Large Cap Growth Portfolio—Class I
Davis Value Portfolio
Delaware VIP® Emerging Markets Series—Standard Class
Delaware VIP® International Value Equity Series—Standard Class
Delaware VIP® Small Cap Value Series—Standard Class

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

DFA VA Global Bond Portfolio
DFA VA Global Moderate Allocation Portfolio
DFA VA International Small Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio
DFA VIT Inflation-Protected Securities Portfolio
DWS Alternative Asset Allocation VIP—Class A
DWS Global Small Cap VIP—Class A
DWS Small Cap Index VIP—Class A
DWS Small Mid Cap Value VIP—Class A
Fidelity® VIP ContrafundSM Portfolio—Initial Class
Fidelity® VIP Emerging Markets Portfolio—Initial Class
Fidelity® VIP Equity-Income PortfolioSM—Initial Class
Fidelity® VIP Freedom 2010 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class
Fidelity® VIP Government Money Market Portfolio—Initial Class
Fidelity® VIP Growth Portfolio—Initial Class
Fidelity® VIP Index 500 Portfolio—Initial Class
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class
Fidelity® VIP Mid Cap Portfolio—Initial Class
Fidelity® VIP Overseas Portfolio—Initial Class
Fidelity® VIP Real Estate Portfolio—Initial Class
Fidelity® VIP Strategic Income Portfolio—Initial Class
Fidelity® VIP Value Portfolio—Initial Class
Fidelity® VIP Value Strategies Portfolio—Service Class 2
Invesco Oppenheimer V.I. Capital Appreciation Fund—Series I Shares (formerly Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares)
Invesco Oppenheimer V.I. Total Return Bond Fund—Series I Shares (formerly Oppenheimer Total Return Bond Fund/VA—Non-Service Shares)
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Global Real Estate Fund—Series I Shares
Invesco V.I. International Growth Fund—Series I Shares
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares
Janus Henderson Enterprise Portfolio—Institutional Shares
Janus Henderson Flexible Bond Portfolio—Institutional Shares
Janus Henderson Forty Portfolio—Institutional Shares
Janus Henderson Global Research Portfolio—Institutional Shares
Lazard Retirement International Equity Portfolio—Service Shares
Lord Abbett Series Fund Developing Growth Portfolio—Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC
LVIP Baron Growth Opportunities Fund—Service Class
LVIP Mondrian International Value Fund—Standard Class
LVIP SSgA Bond Index Fund—Standard Class
LVIP SSgA Developed International 150 Fund—Standard Class
LVIP SSgA Emerging Markets 100 Fund—Standard Class
LVIP SSgA International Index Fund—Standard Class
MFS® Global Real Estate Portfolio—Initial Class
MFS® Global Tactical Allocation Portfolio—Initial Class

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MFS® International Intrinsic Value Portfolio—Initial Class (formerly MFS® International Value Portfolio—Initial Class)
MFS® Investors Trust Series—Initial Class
MFS® Mid Cap Value Portfolio—Initial Class
MFS® New Discovery Series—Initial Class
MFS® Value Series—Initial Class
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I
Morgan Stanley VIF Global Infrastructure Portfolio—Class I
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I
Neuberger Berman AMT Sustainable Equity Portfolio—Class I
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class
PIMCO VIT High Yield Portfolio—Administrative Class
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class
PIMCO VIT Low Duration Portfolio—Administrative Class
PIMCO VIT Real Return Portfolio—Administrative Class
PIMCO VIT Total Return Portfolio—Administrative Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Moderate Allocation Portfolio (formerly T. Rowe Price Personal Strategy Balanced Portfolio)
T. Rowe Price New America Growth Portfolio
Thrivent Small Cap Index Portfolio
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares
TOPS® Balanced ETF Portfolio—Class 2 Shares
TOPS® Conservative ETF Portfolio—Class 2 Shares
TOPS® Growth ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares
VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares
Victory RS Small Cap Growth Equity VIP Series—Class I Shares
Voya MidCap Opportunities Portfolio—Class I
Voya Russell™ Mid Cap Index Portfolio—Class I
Voya Small Company Portfolio—Class I
______________
Not all investment options are available under all policies.

No new investments may be added to the MainStay VP Emerging Markets Equity—Initial Class, MainStay VP Mackay Growth—Initial Class, MainStay VP T. Rowe Price Equity Income—Initial Class, Invesco V.I. Mid Cap Core Equity Fund—Series I Shares, TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares, TOPS® Balanced ETF Portfolio—Class 2 Shares, TOPS® Conservative ETF Portfolio—Class 2 Shares, TOPS® Growth ETF Portfolio—Class 2 Shares, TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares, TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares, TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares, TOPS® Moderate Growth ETF Portfolio—Class 2 Shares, or VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares. New investments in the AB VPS International Value Portfolio—Class A, American Century Investments® VP Mid Cap Value Fund—Class II, BNY Mellon VIF Opportunistic Small Cap Portfolio—Initial Shares, Invesco Oppenheimer V.I. Total Return Bond Fund—Series I Shares, MFS® Investors Trust Series—Initial Class, and MFS® New Discovery Series—Initial Class Investment Divisions are restricted to those policyowners already invested in these Investment Divisions.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of the CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.
Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as non-replacement policies are allocated to NYLIAC’s General Account until 10 days (30 days in California for policy owners age 60 and greater) after the policy issue date. Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as a replacement to an existing policy are allocated to NYLIAC’s General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in. Initial premium is then allocated to the Investment Divisions of the Separate Account or the Fixed Account according to instructions on the Premium Allocation Form as of the end of the free look period on the later of the date the free look period ends or the date we receive the policy delivery receipt.
No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.
Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of shares held at the valuation date, which represents fair value, and are classified as level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Each Investment Division of the Separate Account indirectly bears exposure to the market, credit and liquidity risks of the Fund portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Fund portfolios.

NOTE 2—Purchases and Sales (in 000’s)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

	Purchases	Sales
MainStay VP Bond—Initial Class	$4,936	$6,989
MainStay VP Eagle Small Cap Growth—Initial Class	1,748	3,192
MainStay VP Emerging Markets Equity—Initial Class	89	408
MainStay VP Epoch U.S. Equity Yield—Initial Class	310	73,192
MainStay VP Epoch U.S. Small Cap—Initial Class	1,407	16,291
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	507	475
MainStay VP Floating Rate—Initial Class	1,550	1,863
MainStay VP Income Builder—Initial Class	2,005	1,034
MainStay VP IQ Hedge Multi-Strategy—Initial Class	20	15
MainStay VP Janus Henderson Balanced—Initial Class	2,888	4,149
MainStay VP Large Cap Growth—Initial Class	795	355
MainStay VP MacKay Common Stock—Initial Class	272	197
MainStay VP MacKay Convertible—Initial Class	717	1,205
MainStay VP MacKay Government—Initial Class	178	68
MainStay VP MacKay Growth—Initial Class	22	12
MainStay VP MacKay High Yield Corporate Bond—Initial Class	8,749	4,824
MainStay VP MacKay International Equity—Initial Class	11,540	3,228
MainStay VP MacKay Mid Cap Core—Initial Class	4,656	1,971
MainStay VP MacKay S&P 500 Index—Initial Class	17,758	123,627
MainStay VP MacKay Small Cap Core—Initial Class	8,985	5,241
MainStay VP Mellon Natural Resources—Initial Class	458	359
MainStay VP T. Rowe Price Equity Income—Initial Class	1,069	2,741
MainStay VP U.S. Government Money Market—Initial Class	25,083	18,416
AB VPS International Value Portfolio—Class A	—	2
AB VPS Small/Mid Cap Value Portfolio—Class A	1,496	708
Alger Weatherbie Specialized Growth Portfolio—Class I-2	512	130
American Century Investments® VP Inflation Protection Fund—Class II	456	554
American Century Investments® VP Mid Cap Value Fund—Class II	198	185
American Century Investments® VP Value Fund—Class II	779	2,658
American Funds IS Asset Allocation Fund—Class 1	7,157	421
American Funds IS Blue Chip Income and Growth Fund—Class 1	59	112
American Funds IS Global Bond Fund—Class 1	44	15
American Funds IS Global Growth Fund—Class 1	438	626

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
American Funds IS Global Small Capitalization Fund—Class 1	$391	$570
American Funds IS Growth Fund—Class 1	3,832	2,348
American Funds IS Growth-Income Fund—Class 1	1,287	544
American Funds IS International Fund—Class 1	2,762	5,306
American Funds IS New World Fund®—Class 1	2,065	821
BlackRock® Global Allocation V.I. Fund—Class I	1,363	606
BlackRock® High Yield V.I. Fund—Class I	717	313
BNY Mellon IP Technology Growth Portfolio—Initial Shares	1,233	422
BNY Mellon VIF Opportunistic Small Cap Portfolio—Initial Shares	2	1
ClearBridge Variable Appreciation Portfolio—Class I	120	1
ClearBridge Variable Large Cap Growth Portfolio—Class I	30	37
Davis Value Portfolio	78	52
Delaware VIP® Emerging Markets Series—Standard Class	1,959	2,528
Delaware VIP® International Value Equity Series—Standard Class	36	75
Delaware VIP® Small Cap Value Series—Standard Class	1,788	1,208
DFA VA Global Bond Portfolio	444	405
DFA VA Global Moderate Allocation Portfolio	458	10
DFA VA International Small Portfolio	936	364
DFA VA U.S. Large Value Portfolio	1,500	2,718
DFA VA U.S. Targeted Value Portfolio	224	1,425
DFA VIT Inflation-Protected Securities Portfolio	2,914	799
DWS Alternative Asset Allocation VIP—Class A	17	4
DWS Global Small Cap VIP—Class A	26	35
DWS Small Cap Index VIP—Class A	15,069	29,850
DWS Small Mid Cap Value VIP—Class A	94	430
Fidelity® VIP ContrafundSM Portfolio—Initial Class	5,085	5,333
Fidelity® VIP Emerging Markets Portfolio—Initial Class	787	14
Fidelity® VIP Equity-Income PortfolioSM—Initial Class	285	118
Fidelity® VIP Freedom 2010 PortfolioSM—Initial Class	1,280	2,010
Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	3,278	2,071
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	4,855	1,497
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	1,918	1,117
Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class	486	162
Fidelity® VIP Government Money Market Portfolio—Initial Class	219,559	23,880
Fidelity® VIP Growth Portfolio—Initial Class	1,961	1,416
Fidelity® VIP Index 500 Portfolio—Initial Class	26,390	15,182
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	4,124	1,940
Fidelity® VIP Mid Cap Portfolio—Initial Class	2,499	4,893
Fidelity® VIP Overseas Portfolio—Initial Class	1,085	782
Fidelity® VIP Real Estate Portfolio—Initial Class	3,171	813
Fidelity® VIP Strategic Income Portfolio—Initial Class	70	16

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
Fidelity® VIP Value Portfolio—Initial Class	$891	$28
Fidelity® VIP Value Strategies Portfolio—Service Class 2	103	87
Invesco Oppenheimer V.I. Capital Appreciation Fund—Series I Shares	84	91
Invesco Oppenheimer V.I. Total Return Bond Fund—Series I Shares	—	—
Invesco V.I. American Value Fund—Series I Shares	293	1,944
Invesco V.I. Global Real Estate Fund—Series I Shares	455	468
Invesco V.I. International Growth Fund—Series I Shares	5,430	3,973
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	92	85
Janus Henderson Enterprise Portfolio—Institutional Shares	4,634	3,222
Janus Henderson Flexible Bond Portfolio—Institutional Shares	357	270
Janus Henderson Forty Portfolio—Institutional Shares	1,325	1,391
Janus Henderson Global Research Portfolio—Institutional Shares	100	80
Lazard Retirement International Equity Portfolio—Service Shares	785	350
Lord Abbett Series Fund Developing Growth Portfolio—Class VC	75	67
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	108	885
LVIP Baron Growth Opportunities Fund—Service Class	2,593	4,594
LVIP Mondrian International Value Fund—Standard Class	55	1
LVIP SSgA Bond Index Fund—Standard Class	3,253	3,623
LVIP SSgA Developed International 150 Fund—Standard Class	471	175
LVIP SSgA Emerging Markets 100 Fund—Standard Class	568	267
LVIP SSgA International Index Fund—Standard Class	3,263	1,772
MFS® Global Real Estate Portfolio—Initial Class	10	24
MFS® Global Tactical Allocation Portfolio—Initial Class	169	263
MFS® International Intrinsic Value Portfolio—Initial Class	4,152	4,062
MFS® Investors Trust Series—Initial Class	6	2
MFS® Mid Cap Value Portfolio—Initial Class	776	118
MFS® New Discovery Series—Initial Class	1	1
MFS® Value Series—Initial Class	8,939	8,010
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	1,202	2,347
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	32	5
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	749	587
Neuberger Berman AMT Large Cap Value Portfolio—Class I	433	709
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	28	17
Neuberger Berman AMT Sustainable Equity Portfolio—Class I	740	56
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	298	121
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	1,413	1,204
PIMCO VIT High Yield Portfolio—Administrative Class	422	754
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	38	40
PIMCO VIT Low Duration Portfolio—Administrative Class	1,439	2,369
PIMCO VIT Real Return Portfolio—Administrative Class	2,895	3,127
PIMCO VIT Total Return Portfolio—Administrative Class	8,861	5,262

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
T. Rowe Price Blue Chip Growth Portfolio	$8,024	$7,544
T. Rowe Price Equity Index 500 Portfolio	579	300
T. Rowe Price International Stock Portfolio	2,019	4,523
T. Rowe Price Limited-Term Bond Portfolio	7,981	3,765
T. Rowe Price Moderate Allocation Portfolio	1,043	1,259
T. Rowe Price New America Growth Portfolio	3,225	5,107
Thrivent Small Cap Index Portfolio	28,279	1,972
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	72	124
TOPS® Balanced ETF Portfolio—Class 2 Shares	77	395
TOPS® Conservative ETF Portfolio—Class 2 Shares	10	43
TOPS® Growth ETF Portfolio—Class 2 Shares	38	202
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	80	205
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	24	119
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	13	87
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	79	757
VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	1	9
Victory RS Small Cap Growth Equity VIP Series—Class I Shares	202	8
Voya MidCap Opportunities Portfolio—Class I	15	—
Voya Russell™ Mid Cap Index Portfolio—Class I	6,309	3,438
Voya Small Company Portfolio—Class I	812	1,731
Total	$539,479	$471,418
Not all investment options are available under all policies.

NOTE 3—Expenses and Related Party Transactions:
New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including, Candriam Belgium, Cushing® Asset Management, LP (“Cushing®”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), FIAM LLC ("FIAM"), Index IQ Advisors LLC ("IndexIQ Advisors"), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay”), Mellon Investments Corporation (“Mellon”), NYL Investors LLC (“NYLI”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), VanEck Associates Corporation (“VanEck”), and Winslow Capital Management, Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, Candriam Belgium, MacKay, IndexIQ Advisors and NYLI are all indirect, wholly-owned subsidiaries of NYLIC. Cushing® is a wholly-owned investment advisory subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is a wholly-owned subsidiary of The Toronto Dominion Bank. FIAM is an indirectly held subsidiary of FMR LLC. Janus is a wholly-owned subsidiary of Janus Henderson Group, Plc, doing business as Janus Henderson Investors. Mellon is a specialist multi-asset investment manager formed by the combination of certain Bank of New York affiliated investment management firms. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. T. Rowe Price and VanEck are independent investment advisory firms.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Deductions from Premiums:
NYLIAC deducts premium expense charges from all premiums received for certain CSVUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the premium payment received.
Sales Expense Charge:
NYLIAC deducts a Sales Expense Charge from all premium payments for CSVUL Separate Account-I policies to partially cover the expenses associated with selling the policies.
For CSVUL policies, currently 2.25% of any premium payment is deducted. This charge may increase in the future, but will never exceed 4.5%.
For CEVUL2 policies, currently 13.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL3 and CEVUL4  policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
For CEVUL5 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL6 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
For CEAVUL policies, currently 16.25% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 0.75% from any additional premiums paid in this Policy Year. During Policy years two through four, we currently expect to deduct a sales expense charge of 9.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 4.00% from any additional premiums paid in that Policy Year. During Policy Years five through seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 1.75% from any additional premiums paid in that Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. If the Supplementary Term Rider is included, the current sales expense charge for all premium payments charge is equal to (i) the current charge without the Supplementary Term Rider, multiplied by (ii) the Base Face Amount divided by the Target Face Amount. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
State and Federal Premium Tax Charge:
NYLIAC deducts State and Federal Premium Tax Charges from all premium payments for CSVUL Separate Account-I policies. These charges may increase consistent with changes in the applicable tax law.

For CSVUL and CEVUL2 policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL3 and CEVUL4 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL5 and CEVUL6 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

For CEAVUL policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.
Deductions from Cash Value:
NYLIAC deducts certain monthly charges from the cash value of CSVUL Separate Account-I policies. These charges include the cost of insurance charge, a monthly contract charge, a mortality and expense charge (deducted from the policy’s cash value for CEVUL3 through CEVUL6 and CEAVUL), a partial withdrawal charge, a per thousand face amount charge, and a surrender charge. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Cost of Insurance Charge:
A charge to cover the cost of providing life insurance benefits is assessed monthly on all CSVUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included, and the cash value of the policy.
Monthly Contract Charge:
This charge is used to compensate NYLIAC for costs incurred in providing administrative services including: premium collection, record-keeping, and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL policies, a monthly contract charge of $7.50 is assessed each month.

For CEVUL2 policies, a monthly contract charge of $5.00 is assessed each month.

For CEVUL3, CEVUL4, CEVUL5 and CEVUL6 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEAVUL policies, beginning in the second Policy Year, a monthly contract charge of $10.00 is assessed each month.
Mortality & Expense Risk Charges:
The CSVUL Separate Account-I is assessed a charge for mortality and expense risks assumed by NYLIAC. These charges were in effect for each of the five periods presented in the Financial Highlights section. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Divisions and is recorded as mortality and expense risk charges in the Statement of Operations. For CEVUL3 through CEVUL6 and CEAVUL, the mortality and expense charge is recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL and CEVUL2 policies, in all years, it is expected that the charge will be an annual rate of 0.30%  and 0.25%, respectively,  of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90%.

For CEVUL3 and CEVUL4 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is 0.45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to 0.25%. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90% of the Accumulation Value.

For CEVUL5 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy years one through ten, the mortality and expense risk charge deducted is 0.50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90% of the Accumulation Value.

For CEVUL6 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through ten, the mortality and expense charge deducted is 0.45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to 0.25%.

For CEAVUL policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Years one through ten, the current mortality and expense deductions are made monthly at an annual rate of 0.45% for the first $25,000 of the CSVUL Separate Account-I value, 0.37% of the CSVUL Separate Account-I value between $25,001 and $200,000, and 0.20% of the

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

CSVUL Separate Account-I value greater than $200,000. The current mortality and expense risk charge is reduced in year eleven and beyond to 0.40% of the first $25,000 of the CSVUL Separate Account-I value, 0.32% of the CSVUL Separate Account-I value between $25,001 and $200,000, and 0.15% of the CSVUL Separate Account-I value over $200,000.

Partial Withdrawal Charge
For CSVUL policies, NYLIAC may assess a Partial Withdrawal Charge of the lesser of $25.00 or 2.00% of amounts withdrawn. This charge is guaranteed not to exceed the lesser of $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL2, CEVUL3, CEVUL4, CEVUL5, CEVUL6, and CEAVUL policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.
Per Thousand Face Amount Charge:
For CEAVUL policies, NYLIAC assesses a monthly per thousand face amount charge. The charge varies based on characteristics of the insured, the number of policies issued at the same time to other policyowners with the same employer as the insured, and the amount of the employer’s contribution (if any) to premium payments. The guaranteed maximum charge is $1.20 per $1,000 of the policy’s face amount.
Surrender Charge:
For CSVUL policies, NYLIAC assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by Investment Division from the policy’s cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years one through five and declines each year thereafter to a minimum of 0% in year 10 and thereafter. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying Statement of Changes in Net Assets as policyowner’s surrenders are presented net of these charges.
Transfer Charge:
For CSVUL, CEVUL2, CEVUL3, CEVUL4, CEVUL5, CEVUL6 and CEAVUL  policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.
CSVUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.24%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 2.52%. These ranges are shown as a percentage of average net assets as of December 31, 2018, and approximate the ranges as of December 31, 2019.

NOTE 4—Distribution of Net Income:

CSVUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000's):

The changes in units outstanding for the years ended December 31, 2019 and 2018 were as follows:

	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Bond—Initial Class	198	(388)	(190)	145	(1,148)	(1,003)
MainStay VP Eagle Small Cap Growth—Initial Class	61	(162)	(101)	57	(79)	(22)
MainStay VP Emerging Markets Equity—Initial Class	1	(43)	(42)	36	(506)	(470)
MainStay VP Epoch U.S. Equity Yield—Initial Class	6	(2,324)	(2,318)	7	(10,571)	(10,564)
MainStay VP Epoch U.S. Small Cap—Initial Class	20	(610)	(590)	147	(70)	77
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	16	(26)	(10)	22	(30)	(8)
MainStay VP Floating Rate—Initial Class	71	(113)	(42)	175	(83)	92
MainStay VP Income Builder—Initial Class	68	(47)	21	126	(51)	75
MainStay VP IQ Hedge Multi-Strategy—Initial Class	2	(2)	—	28	(11)	17
MainStay VP Janus Henderson Balanced—Initial Class	118	(215)	(97)	35	(115)	(80)
MainStay VP Large Cap Growth—Initial Class	13	(10)	3	20	(483)	(463)
MainStay VP MacKay Common Stock—Initial Class	2	(5)	(3)	71	(6,071)	(6,000)
MainStay VP MacKay Convertible—Initial Class	10	(34)	(24)	8	(7)	1
MainStay VP MacKay Government—Initial Class	10	(4)	6	21	(8)	13
MainStay VP MacKay Growth—Initial Class	—	(1)	(1)	65	(65)	—
MainStay VP MacKay High Yield Corporate Bond—Initial Class	235	(178)	57	199	(304)	(105)
MainStay VP MacKay International Equity—Initial Class	176	(118)	58	233	(193)	40
MainStay VP MacKay Mid Cap Core—Initial Class	84	(52)	32	157	(116)	41
MainStay VP MacKay S&P 500 Index—Initial Class	312	(3,583)	(3,271)	4,014	(4,034)	(20)
MainStay VP MacKay Small Cap Core—Initial Class	667	(422)	245	24	(57)	(33)
MainStay VP Mellon Natural Resources—Initial Class	69	(55)	14	38	(53)	(15)
MainStay VP T. Rowe Price Equity Income—Initial Class	1	(140)	(139)	83	(354)	(271)
MainStay VP U.S. Government Money Market—Initial Class	20,469	(15,238)	5,231	14,906	(40,256)	(25,350)
AB VPS International Value Portfolio—Class A	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio—Class A	39	(27)	12	32	(56)	(24)
Alger Weatherbie Specialized Growth Portfolio—Class I-2	7	(5)	2	10	(14)	(4)
American Century Investments® VP Inflation Protection Fund—Class II	40	(52)	(12)	66	(217)	(151)
American Century Investments® VP Mid Cap Value Fund—Class II	4	(12)	(8)	5	(40)	(35)
American Century Investments® VP Value Fund—Class II	15	(97)	(82)	8	(449)	(441)
American Funds IS Asset Allocation Fund—Class 1	505	(32)	473	73	(22)	51
American Funds IS Blue Chip Income and Growth Fund—Class 1	5	(11)	(6)	14	(4)	10
American Funds IS Global Bond Fund—Class 1	4	(1)	3	5	(2)	3
American Funds IS Global Growth Fund—Class 1	11	(25)	(14)	30	(12)	18
American Funds IS Global Small Capitalization Fund—Class 1	22	(41)	(19)	10	(22)	(12)
American Funds IS Growth Fund—Class 1	148	(144)	4	237	(227)	10
American Funds IS Growth-Income Fund—Class 1	72	(40)	32	23	(37)	(14)
American Funds IS International Fund—Class 1	134	(402)	(268)	583	(1,259)	(676)
American Funds IS New World Fund®—Class 1	122	(63)	59	351	(134)	217

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000's) (Continued):

	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BlackRock® Global Allocation V.I. Fund—Class I	68	(52)	16	639	(66)	573
BlackRock® High Yield V.I. Fund—Class I	56	(25)	31	9	(6)	3
BNY Mellon IP Technology Growth Portfolio—Initial Shares	10	(11)	(1)	15	(14)	1
BNY Mellon VIF Opportunistic Small Cap Portfolio—Initial Shares	—	—	—	—	(1)	(1)
ClearBridge Variable Appreciation Portfolio—Class I	10	—	10	—	—	—
ClearBridge Variable Large Cap Growth Portfolio—Class I	2	(3)	(1)	8	(1)	7
Davis Value Portfolio	2	(2)	—	5	(4)	1
Delaware VIP® Emerging Markets Series—Standard Class	136	(188)	(52)	308	(90)	218
Delaware VIP® International Value Equity Series—Standard Class	3	(8)	(5)	3	(62)	(59)
Delaware VIP® Small Cap Value Series—Standard Class	58	(62)	(4)	67	(296)	(229)
DFA VA Global Bond Portfolio	29	(38)	(9)	56	(49)	7
DFA VA Global Moderate Allocation Portfolio	40	(1)	39	—	—	—
DFA VA International Small Portfolio	61	(28)	33	37	(24)	13
DFA VA U.S. Large Value Portfolio	92	(190)	(98)	378	(46)	332
DFA VA U.S. Targeted Value Portfolio	12	(107)	(95)	27	(174)	(147)
DFA VIT Inflation-Protected Securities Portfolio	251	(72)	179	207	(461)	(254)
DWS Alternative Asset Allocation VIP—Class A	1	—	1	2	(1)	1
DWS Global Small Cap VIP—Class A	—	(2)	(2)	2	(5)	(3)
DWS Small Cap Index VIP—Class A	394	(957)	(563)	203	(210)	(7)
DWS Small Mid Cap Value VIP—Class A	2	(24)	(22)	14	(33)	(19)
Fidelity® VIP ContrafundSM Portfolio—Initial Class	91	(133)	(42)	29	(105)	(76)
Fidelity® VIP Emerging Markets Portfolio—Initial Class	79	(1)	78	8	—	8
Fidelity® VIP Equity-Income PortfolioSM—Initial Class	7	(5)	2	16	(65)	(49)
Fidelity® VIP Freedom 2010 PortfolioSM—Initial Class	55	(95)	(40)	45	(34)	11
Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	104	(98)	6	70	(113)	(43)
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	189	(66)	123	107	(57)	50
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	67	(47)	20	80	(35)	45
Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class	40	(14)	26	5	(3)	2
Fidelity® VIP Government Money Market Portfolio—Initial Class	20,261	(2,159)	18,102	51,899	(2,259)	49,640
Fidelity® VIP Growth Portfolio—Initial Class	50	(40)	10	43	(51)	(8)
Fidelity® VIP Index 500 Portfolio—Initial Class	572	(435)	137	794	(867)	(73)
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	188	(104)	84	257	(559)	(302)
Fidelity® VIP Mid Cap Portfolio—Initial Class	28	(120)	(92)	44	(48)	(4)
Fidelity® VIP Overseas Portfolio—Initial Class	27	(38)	(11)	54	(193)	(139)
Fidelity® VIP Real Estate Portfolio—Initial Class	160	(51)	109	227	(167)	60
Fidelity® VIP Strategic Income Portfolio—Initial Class	5	(1)	4	4	(2)	2
Fidelity® VIP Value Portfolio—Initial Class	62	(2)	60	5	(1)	4
Fidelity® VIP Value Strategies Portfolio—Service Class 2	2	(3)	(1)	5	(3)	2
Invesco Oppenheimer V.I. Capital Appreciation Fund—Series I Shares	2	(4)	(2)	2	(1)	1

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000's) (Continued):

	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco Oppenheimer V.I. Total Return Bond Fund—Series I Shares	—	—	—	—	—	—
Invesco V.I. American Value Fund—Series I Shares	5	(46)	(41)	6	(25)	(19)
Invesco V.I. Global Real Estate Fund—Series I Shares	16	(27)	(11)	22	(34)	(12)
Invesco V.I. International Growth Fund—Series I Shares	212	(202)	10	149	(303)	(154)
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	—	(5)	(5)	—	(1)	(1)
Janus Henderson Enterprise Portfolio—Institutional Shares	69	(56)	13	25	(42)	(17)
Janus Henderson Flexible Bond Portfolio—Institutional Shares	25	(24)	1	20	(39)	(19)
Janus Henderson Forty Portfolio—Institutional Shares	24	(34)	(10)	16	(16)	—
Janus Henderson Global Research Portfolio—Institutional Shares	2	(3)	(1)	3	(3)	—
Lazard Retirement International Equity Portfolio—Service Shares	42	(20)	22	32	(69)	(37)
Lord Abbett Series Fund Developing Growth Portfolio—Class VC	4	(5)	(1)	6	(11)	(5)
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	3	(35)	(32)	7	(21)	(14)
LVIP Baron Growth Opportunities Fund—Service Class	65	(130)	(65)	41	(171)	(130)
LVIP Mondrian International Value Fund—Standard Class	5	—	5	—	—	—
LVIP SSgA Bond Index Fund—Standard Class	216	(308)	(92)	662	(264)	398
LVIP SSgA Developed International 150 Fund—Standard Class	13	(11)	2	28	(7)	21
LVIP SSgA Emerging Markets 100 Fund—Standard Class	38	(26)	12	31	(230)	(199)
LVIP SSgA International Index Fund—Standard Class	173	(120)	53	419	(151)	268
MFS® Global Real Estate Portfolio—Initial Class	1	(2)	(1)	3	(1)	2
MFS® Global Tactical Allocation Portfolio—Initial Class	2	(16)	(14)	2	(8)	(6)
MFS® International Intrinsic Value Portfolio—Initial Class	136	(186)	(50)	416	(452)	(36)
MFS® Investors Trust Series—Initial Class	—	—	—	—	—	—
MFS® Mid Cap Value Portfolio—Initial Class	50	(10)	40	26	(24)	2
MFS® New Discovery Series—Initial Class	—	—	—	—	—	—
MFS® Value Series—Initial Class	156	(245)	(89)	705	(178)	527
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	35	(91)	(56)	78	(103)	(25)
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	1	—	1	—	—	—
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	12	(16)	(4)	26	(20)	6
Neuberger Berman AMT Large Cap Value Portfolio—Class I	15	(37)	(22)	2	(16)	(14)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	1	(1)	—	4	(4)	—
Neuberger Berman AMT Sustainable Equity Portfolio—Class I	70	(6)	64	—	—	—
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	18	(11)	7	216	(18)	198
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	87	(83)	4	111	(450)	(339)
PIMCO VIT High Yield Portfolio—Administrative Class	16	(43)	(27)	54	(67)	(13)
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	1	(2)	(1)	2	(7)	(5)
PIMCO VIT Low Duration Portfolio—Administrative Class	80	(154)	(74)	161	(169)	(8)
PIMCO VIT Real Return Portfolio—Administrative Class	159	(182)	(23)	152	(125)	27
PIMCO VIT Total Return Portfolio—Administrative Class	386	(262)	124	486	(412)	74
T. Rowe Price Blue Chip Growth Portfolio	134	(164)	(30)	390	(238)	152

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000's) (Continued):

	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
T. Rowe Price Equity Index 500 Portfolio	17	(10)	7	28	(14)	14
T. Rowe Price International Stock Portfolio	78	(194)	(116)	41	(30)	11
T. Rowe Price Limited-Term Bond Portfolio	553	(263)	290	221	(204)	17
T. Rowe Price Moderate Allocation Portfolio	30	(45)	(15)	22	(17)	5
T. Rowe Price New America Growth Portfolio	56	(117)	(61)	50	(82)	(32)
Thrivent Small Cap Index Portfolio	2,537	(193)	2,344	45	—	45
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	3	(6)	(3)	5	(1)	4
TOPS® Balanced ETF Portfolio—Class 2 Shares	3	(25)	(22)	14	(40)	(26)
TOPS® Conservative ETF Portfolio—Class 2 Shares	—	(3)	(3)	2	(6)	(4)
TOPS® Growth ETF Portfolio—Class 2 Shares	1	(10)	(9)	4	(1)	3
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	6	(15)	(9)	5	(5)	—
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	2	(8)	(6)	3	(1)	2
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	—	(6)	(6)	4	(4)	—
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	3	(43)	(40)	13	(3)	10
VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	1	(1)	—	—	(79)	(79)
Victory RS Small Cap Growth Equity VIP Series—Class I Shares	16	(1)	15	2	—	2
Voya MidCap Opportunities Portfolio—Class I	1	—	1	—	—	—
Voya Russell™ Mid Cap Index Portfolio—Class I	112	(155)	(43)	216	(77)	139
Voya Small Company Portfolio—Class I	31	(121)	(90)	30	(18)	12
Not all investment options are available under all policies.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2019, 2018, 2017, 2016 and 2015:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Bond—Initial Class	2019	$50,824	2,625	$19.13 to $25.35	8.8% to 9.1%	2.7%
	2018	49,929	2,815	17.53 to 23.30	(1.3%) to (1.0%)	2.9%
	2017	68,244	3,818	17.71 to 23.60	3.5% to 3.8%	2.6%
	2016	57,502	3,335	17.05 to 22.80	3.2% to 3.5%	2.6%
	2015	60,588	3,641	16.47 to 22.09	(0.1%) to 0.2%	2.5%
MainStay VP Eagle Small Cap Growth—Initial Class	2019	$4,856	235	$20.69 to $20.69	25.6% to 25.6%	0.0%
	2018	5,530	336	16.48 to 16.48	(8.9%) to (8.9%)	0.0%
	2017	6,470	358	18.08 to 18.08	22.8% to 22.8%	0.0%
	2016	6,220	423	14.72 to 14.72	10.0% to 10.0%	0.0%
	2015	6,141	459	13.38 to 13.38	(0.9%) to (0.9%)	0.0%
MainStay VP Emerging Markets Equity—Initial Class	2019	$6,581	619	$10.40 to $10.64	19.7% to 20.1%	1.4%
	2018	5,857	661	8.68 to 8.86	(20.8%) to (20.5%)	1.2%
	2017	12,614	1,131	10.96 to 11.15	42.7% to 43.1%	1.2%
	2016	6,567	843	7.68 to 7.79	5.9% to 6.2%	0.4%
	2015	9,864	1,346	7.25 to 7.33	(16.5%) to (16.2%)	1.3%
MainStay VP Epoch U.S. Equity Yield—Initial Class	2019	$2,014	64	$31.43 to $31.70	23.8% to 24.2%	0.2%
	2018	66,995	2,382	25.31 to 28.21	(5.5%) to (5.2%)	1.8%
	2017	384,909	12,946	26.71 to 29.85	18.3% to 18.7%	1.3%
	2016	337,182	13,462	22.51 to 25.21	4.6% to 4.9%	1.1%
	2015	328,458	13,741	21.46 to 24.10	(4.1%) to (3.8%)	2.7%
MainStay VP Epoch U.S. Small Cap—Initial Class	2019	$—	—	$—	—	—
	2018	13,518	590	22.91 to 22.91	(16.1%) to (16.1%)	0.8%
	2017	14,008	513	27.30 to 27.30	15.8% to 15.8%	0.5%
	2016	13,306	564	23.57 to 23.57	16.2% to 16.2%	0.4%
	2015	11,691	576	20.29 to 20.29	(3.9%) to (3.9%)	0.5%
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	2019	$3,512	179	$19.32 to $19.69	23.0% to 23.3%	2.5%
	2018	3,018	189	15.71 to 15.97	0.5% to 0.8%	1.2%
	2017	3,113	197	15.62 to 15.85	14.4% to 14.7%	4.1%
	2016	2,485	180	13.65 to 13.81	11.2% to 11.4%	2.8%
	2015	2,870	232	12.28 to 12.40	(14.6%) to (14.4%)	4.1%
MainStay VP Floating Rate—Initial Class	2019	$7,456	436	$17.10 to $17.10	8.5% to 8.5%	5.0%
	2018	7,526	478	15.76 to 15.76	(0.1%) to (0.1%)	4.7%
	2017	6,087	386	15.78 to 15.78	4.0% to 4.0%	4.2%
	2016	5,182	342	15.17 to 15.17	8.4% to 8.4%	3.9%
	2015	6,013	430	13.99 to 13.99	0.4% to 0.4%	3.8%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Income Builder—Initial Class	2019	$12,334	543	$22.72 to $22.72	17.7% to 17.7%	4.8%
	2018	10,084	522	19.30 to 19.30	(5.5%) to (5.5%)	2.8%
	2017	9,120	447	20.43 to 20.43	12.2% to 12.2%	3.6%
	2016	8,890	488	18.21 to 18.21	9.0% to 9.0%	4.3%
	2015	9,877	591	16.71 to 16.71	(3.8%) to (3.8%)	4.8%
MainStay VP IQ Hedge Multi-Strategy—Initial Class	2019	$144	17	$8.37 to $8.37	8.5% to 8.5%	1.9%
	2018	130	17	7.72 to 7.72	(1.7%) to (1.7%)	0.6%
MainStay VP Janus Henderson Balanced—Initial Class	2019	$8,607	416	$20.30 to $20.77	22.6% to 22.9%	1.8%
	2018	8,622	513	16.56 to 16.90	0.1% to 0.4%	1.8%
	2017	9,940	593	16.55 to 16.83	18.0% to 18.3%	1.8%
	2016	9,019	636	14.02 to 14.22	4.4% to 4.7%	1.9%
	2015	8,962	661	13.43 to 13.58	0.4% to 0.7%	1.8%
MainStay VP Large Cap Growth—Initial Class	2019	$2,708	64	$23.93 to $42.95	33.2% to 33.6%	0.0%
	2018	1,897	61	17.96 to 32.14	3.3% to 3.6%	0.0%
	2017	16,201	524	17.40 to 31.03	32.0% to 32.4%	0.0%
	2016	15,718	673	13.18 to 23.44	(2.6%) to (2.3%)	0.0%
	2015	15,251	639	13.53 to 23.99	5.9% to 6.2%	0.0%
MainStay VP MacKay Common Stock—Initial Class	2019	$1,359	35	$37.06 to $44.17	25.8% to 26.2%	1.5%
	2018	1,183	38	29.36 to 35.09	(6.1%) to (5.8%)	1.9%
	2017	222,960	6,038	31.19 to 37.36	22.5% to 22.8%	1.4%
	2016	194,631	6,524	25.39 to 30.49	8.8% to 9.1%	1.5%
	2015	189,484	6,975	23.27 to 28.01	0.6% to 0.9%	1.4%
MainStay VP MacKay Convertible—Initial Class	2019	$3,975	117	$29.36 to $33.87	22.1% to 22.5%	1.5%
	2018	4,007	141	24.05 to 31.82	(2.6%) to (2.3%)	1.6%
	2017	4,082	140	24.68 to 32.65	11.7% to 12.0%	1.8%
	2016	3,499	134	22.10 to 29.22	11.7% to 12.1%	4.0%
	2015	3,239	139	19.78 to 26.14	(1.6%) to (1.3%)	2.6%
MainStay VP MacKay Government—Initial Class	2019	$846	50	$17.03 to $17.03	5.4% to 5.4%	2.2%
	2018	714	44	16.16 to 20.63	(0.4%) to (0.1%)	2.9%
	2017	500	31	16.17 to 16.17	2.1% to 2.1%	2.2%
	2016	1,069	67	15.83 to 15.83	1.1% to 1.1%	1.2%
	2015	2,116	135	15.66 to 20.18	0.2% to 0.5%	2.6%
MainStay VP MacKay Growth—Initial Class	2019	$255	8	$31.27 to $31.27	30.0% to 30.0%	0.6%
	2018	206	9	24.06 to 24.06	(4.2%) to (4.2%)	0.6%
	2017	219	9	25.12 to 25.12	30.4% to 30.4%	0.2%
	2016	285	15	19.26 to 19.26	0.4% to 0.4%	0.2%
	2015	184	10	17.69 to 19.19	2.3% to 2.6%	0.0%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP MacKay High Yield Corporate Bond—Initial Class	2019	$44,378	1,559	$28.16 to $39.50	12.9% to 13.2%	5.5%
	2018	37,726	1,502	24.87 to 34.99	(1.8%) to (1.5%)	5.9%
	2017	40,843	1,607	25.24 to 35.62	6.5% to 6.9%	6.1%
	2016	41,173	1,733	23.62 to 33.43	15.9% to 16.2%	5.6%
	2015	36,975	1,811	20.32 to 28.85	(1.9%) to (1.6%)	6.0%
MainStay VP MacKay International Equity—Initial Class	2019	$57,875	2,023	$26.62 to $32.97	24.4% to 24.8%	0.4%
	2018	45,143	1,965	21.33 to 26.49	(11.8%) to (11.6%)	1.2%
	2017	50,187	1,925	24.12 to 30.02	32.2% to 32.6%	0.6%
	2016	37,640	1,909	18.19 to 22.70	(5.2%) to (4.9%)	0.8%
	2015	43,231	2,086	19.13 to 23.94	5.8% to 6.2%	1.0%
MainStay VP MacKay Mid Cap Core—Initial Class	2019	$19,700	477	$41.29 to $41.29	22.9% to 22.9%	1.2%
	2018	14,966	445	33.60 to 33.60	(12.0%) to (12.0%)	1.0%
	2017	15,430	404	38.17 to 38.17	19.1% to 19.1%	0.7%
	2016	97,182	2,392	32.04 to 42.32	10.9% to 11.2%	0.8%
	2015	87,757	2,392	28.82 to 38.16	(3.9%) to (3.7%)	0.6%
MainStay VP MacKay S&P 500 Index—Initial Class	2019	$361,950	9,534	$37.92 to $38.10	30.9% to 31.2%	1.6%
	2018	373,637	12,805	28.98 to 29.76	(4.8%) to (4.5%)	1.6%
	2017	392,986	12,825	30.40 to 31.25	21.1% to 21.5%	1.5%
	2016	236,566	9,419	25.02 to 25.79	11.3% to 11.6%	1.6%
	2015	223,328	9,902	22.42 to 23.16	0.8% to 1.1%	1.4%
MainStay VP MacKay Small Cap Core—Initial Class	2019	$8,972	697	$12.87 to $12.87	17.8% to 17.8%	0.2%
	2018	4,942	452	10.92 to 10.92	(15.1%) to (15.1%)	0.0%
	2017	6,241	485	12.82 to 12.87	13.6% to 13.9%	0.0%
	2016	4,730	419	11.28 to 11.29	12.8% to 12.9%	0.2%
MainStay VP Mellon Natural Resources—Initial Class	2019	$1,829	264	$6.93 to $6.93	16.6% to 16.6%	0.8%
	2018	1,487	250	5.95 to 5.95	(28.6%) to (28.6%)	0.0%
	2017	2,208	265	8.33 to 8.33	(0.7%) to (0.7%)	0.0%
	2016	2,958	353	8.39 to 8.39	43.3% to 43.3%	0.5%
	2015	4,098	700	5.85 to 5.85	(33.0%) to (33.0%)	0.4%
MainStay VP T. Rowe Price Equity Income—Initial Class	2019	$10,748	492	$21.38 to $21.88	26.0% to 26.4%	2.2%
	2018	10,910	631	16.97 to 17.32	(9.7%) to (9.4%)	1.8%
	2017	17,216	902	18.79 to 19.11	15.9% to 16.2%	2.2%
	2016	13,753	837	16.22 to 16.45	18.5% to 18.8%	1.9%
	2015	15,318	1,108	13.69 to 13.84	(7.1%) to (6.8%)	1.7%
MainStay VP U.S. Government Money Market—Initial Class	2019	$32,637	26,954	$1.17 to $1.33	1.5% to 1.8%	1.7%
	2018	25,970	21,723	1.16 to 1.31	1.1% to 1.4%	1.4%
	2017	55,763	47,073	1.14 to 1.30	0.1% to 0.4%	0.4%
	2016	87,734	74,727	1.14 to 1.30	(0.3%) to 0.0%	0.0%
	2015	76,382	65,148	1.14 to 1.30	(0.3%) to 0.0%	0.0%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
AB VPS International Value Portfolio—Class A	2019	$—	—	$7.54 to $7.54	17.1% to 17.1%	0.0%
	2018	2	—	6.44 to 6.44	(22.8%) to (22.8%)	1.5%
	2017	3	—	8.34 to 8.34	25.4% to 25.4%	0.7%
	2016	23	3	6.65 to 6.65	(0.5%) to (0.5%)	1.3%
	2015	23	3	6.68 to 6.68	2.6% to 2.6%	2.5%
AB VPS Small/Mid Cap Value Portfolio—Class A	2019	$4,561	166	$27.40 to $27.40	20.1% to 20.1%	0.6%
	2018	3,522	154	22.81 to 22.81	(15.0%) to (15.0%)	0.5%
	2017	4,788	178	26.85 to 26.85	13.1% to 13.1%	0.5%
	2016	6,430	271	23.73 to 23.73	25.1% to 25.1%	0.6%
	2015	4,123	217	18.97 to 18.97	(5.5%) to (5.5%)	0.8%
Alger Weatherbie Specialized Growth Portfolio—Class I-2	2019	$1,231	44	$28.06 to $28.06	38.3% to 38.3%	0.0%
	2018	857	42	20.29 to 20.29	(3.2%) to (3.2%)	0.0%
	2017	961	46	20.96 to 20.96	36.9% to 36.9%	0.0%
	2016	554	36	15.31 to 15.31	3.8% to 3.8%	0.0%
	2015	493	33	14.74 to 14.74	(0.4%) to (0.4%)	0.0%
American Century Investments® VP Inflation Protection Fund—Class II	2019	$1,704	155	$11.02 to $11.02	8.9% to 8.9%	2.2%
	2018	1,694	167	10.12 to 10.12	(2.8%) to (2.8%)	2.9%
	2017	3,317	318	10.42 to 10.42	3.7% to 3.7%	2.3%
	2016	3,326	331	10.05 to 10.05	4.4% to 4.4%	1.9%
	2015	3,422	356	9.63 to 9.63	(2.5%) to (2.5%)	1.7%
American Century Investments® VP Mid Cap Value Fund—Class II	2019	$1,196	67	$17.88 to $17.88	29.0% to 29.0%	1.9%
	2018	1,039	75	13.86 to 13.86	(13.0%) to (13.0%)	1.3%
	2017	1,754	110	15.92 to 15.92	11.5% to 11.5%	1.3%
	2016	4,271	299	14.28 to 14.28	22.7% to 22.7%	1.5%
	2015	4,172	358	11.64 to 11.64	(1.6%) to (1.6%)	1.6%
American Century Investments® VP Value Fund—Class II	2019	$3,760	131	$28.65 to $30.40	26.6% to 26.9%	1.9%
	2018	4,868	213	22.58 to 24.01	(9.5%) to (9.3%)	1.5%
	2017	16,357	654	24.88 to 26.53	8.3% to 8.6%	1.5%
	2016	17,852	776	22.92 to 24.50	20.0% to 20.3%	1.6%
	2015	13,149	687	19.05 to 20.42	(4.3%) to (4.0%)	2.1%
American Funds IS Asset Allocation Fund—Class 1	2019	$10,897	786	$13.79 to $13.91	21.2% to 21.5%	3.5%
	2018	3,581	313	11.44 to 11.44	(4.4%) to (4.4%)	2.1%
	2017	3,135	262	11.96 to 11.96	16.5% to 16.5%	1.8%
	2016	3,967	386	10.27 to 10.27	2.7% to 2.7%	1.5%
American Funds IS Blue Chip Income and Growth Fund— Class 1	2019	$43	4	$11.40 to $11.40	21.7% to 21.7%	2.7%
	2018	90	10	9.37 to 9.37	(6.3%) to (6.3%)	2.6%
American Funds IS Global Bond Fund—Class 1	2019	$89	8	$11.78 to $11.78	8.1% to 8.1%	2.0%
	2018	56	5	10.90 to 10.90	(1.1%) to (1.1%)	2.5%
	2017	21	2	11.02 to 11.02	7.1% to 7.1%	1.0%
	2016	5	—	10.29 to 10.29	2.9% to 2.9%	0.7%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
American Funds IS Global Growth Fund—Class 1	2019	$2,664	91	$29.42 to $29.42	35.6% to 35.6%	1.3%
	2018	2,277	105	21.70 to 21.70	(8.8%) to (8.8%)	0.9%
	2017	2,066	87	23.79 to 23.79	31.8% to 31.8%	0.9%
	2016	1,935	107	18.05 to 18.05	0.9% to 0.9%	1.2%
	2015	1,923	107	17.90 to 17.90	7.2% to 7.2%	1.3%
American Funds IS Global Small Capitalization Fund— Class 1	2019	$1,088	71	$15.32 to $15.32	31.8% to 31.8%	0.4%
	2018	1,040	90	11.62 to 11.62	(10.3%) to (10.3%)	0.3%
	2017	1,318	102	12.95 to 12.95	26.2% to 26.2%	0.7%
	2016	984	96	10.26 to 10.26	2.6% to 2.6%	0.4%
American Funds IS Growth Fund—Class 1	2019	$14,327	810	$17.54 to $17.69	30.8% to 31.1%	1.0%
	2018	10,876	806	13.41 to 13.49	(0.3%) to (0.0%)	0.7%
	2017	10,742	796	13.49 to 13.49	28.6% to 28.6%	0.7%
	2016	8,945	853	10.49 to 10.49	4.9% to 4.9%	0.6%
American Funds IS Growth-Income Fund—Class 1	2019	$2,457	153	$16.08 to $16.08	26.5% to 26.5%	2.1%
	2018	1,543	121	12.72 to 12.72	(1.5%) to (1.5%)	1.6%
	2017	1,746	135	12.87 to 12.92	22.4% to 22.7%	1.8%
	2016	1,506	143	10.52 to 10.53	5.2% to 5.3%	1.5%
American Funds IS International Fund—Class 1	2019	$23,877	1,662	$14.24 to $14.37	22.9% to 23.2%	1.6%
	2018	22,509	1,930	11.59 to 11.66	(13.2%) to (12.9%)	2.0%
	2017	34,901	2,606	13.39 to 13.39	32.5% to 32.5%	1.5%
	2016	32,553	3,219	10.11 to 10.11	1.1% to 1.1%	1.4%
American Funds IS New World Fund®—Class 1	2019	$9,675	669	$14.33 to $14.46	29.1% to 29.5%	1.2%
	2018	6,815	610	11.10 to 11.17	(14.0%) to (13.8%)	1.1%
	2017	5,089	393	12.96 to 12.96	29.7% to 29.7%	1.3%
	2016	3,085	309	9.99 to 9.99	(0.1%) to (0.1%)	1.0%
BlackRock® Global Allocation V.I. Fund—Class I	2019	$12,893	1,018	$12.50 to $12.66	17.7% to 18.0%	1.3%
	2018	10,754	1,002	10.62 to 10.73	(7.6%) to (7.3%)	1.0%
	2017	4,967	429	11.58 to 11.58	13.9% to 13.9%	1.3%
	2016	4,258	419	10.17 to 10.17	4.1% to 4.1%	2.0%
	2015	453	46	9.77 to 9.77	(0.7%) to (0.7%)	1.5%
BlackRock® High Yield V.I. Fund—Class I	2019	$670	51	$13.26 to $13.26	15.3% to 15.3%	5.4%
	2018	229	20	11.50 to 11.50	(2.7%) to (2.7%)	5.4%
	2017	200	17	11.81 to 11.81	7.3% to 7.3%	5.0%
	2016	114	10	11.01 to 11.01	12.9% to 12.9%	4.5%
BNY Mellon IP Technology Growth Portfolio—Initial Shares	2019	$8,409	194	$43.38 to $43.38	25.8% to 25.8%	0.0%
	2018	6,727	195	34.48 to 34.48	(1.0%) to (1.0%)	0.0%
	2017	6,744	194	34.82 to 34.82	42.6% to 42.6%	0.0%
	2016	3,521	144	24.41 to 24.41	4.7% to 4.7%	0.0%
	2015	3,622	155	23.31 to 23.31	6.2% to 6.2%	0.0%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
BNY Mellon VIF Opportunistic Small Cap Portfolio—Initial Shares	2019	$9	—	$22.84 to $22.84	21.8% to 21.8%	0.0%
	2018	9	—	18.75 to 18.75	(19.1%) to (19.1%)	0.0%
	2017	14	1	23.18 to 23.18	24.7% to 24.7%	0.0%
	2016	16	1	18.59 to 18.59	17.1% to 17.1%	0.0%
	2015	19	1	15.88 to 15.88	(2.3%) to (2.3%)	0.0%
ClearBridge Variable Appreciation Portfolio—Class I	2019	$123	10	$12.92 to $12.92	29.9% to 29.9%	2.5%
	2018	—	—	9.95 to 9.95	(0.5%) to (0.5%)	1.2%
ClearBridge Variable Large Cap Growth Portfolio—Class I	2019	$104	7	$15.12 to $15.12	32.2% to 32.2%	0.4%
	2018	89	8	11.44 to 11.44	0.0% to 0.0%	0.5%
	2017	7	1	11.44 to 11.44	14.4% to 14.4%	0.2%
Davis Value Portfolio	2019	$474	19	$25.36 to $25.36	31.2% to 31.2%	1.6%
	2018	363	19	19.33 to 19.33	(13.6%) to (13.6%)	0.9%
	2017	413	18	22.37 to 22.37	22.6% to 22.6%	0.4%
	2016	815	45	18.25 to 18.25	11.9% to 11.9%	1.3%
	2015	1,025	63	16.31 to 16.31	1.6% to 1.6%	0.8%
Delaware VIP® Emerging Markets Series—Standard Class	2019	$4,355	291	$14.99 to $14.99	22.6% to 22.6%	0.9%
	2018	4,191	343	12.22 to 12.22	(15.8%) to (15.8%)	1.7%
	2017	1,819	125	14.52 to 14.52	40.6% to 40.6%	0.5%
	2016	1,345	130	10.33 to 10.33	13.9% to 13.9%	1.1%
	2015	489	54	9.07 to 9.07	(14.5%) to (14.5%)	1.1%
Delaware VIP® International Value Equity Series—Standard Class	2019	$179	18	$9.99 to $9.99	19.3% to 19.3%	2.3%
	2018	191	23	8.37 to 8.37	(17.6%) to (17.6%)	3.8%
	2017	830	82	10.16 to 10.16	22.5% to 22.5%	1.8%
	2016	1,314	158	8.30 to 8.30	4.2% to 4.2%	1.8%
	2015	1,360	171	7.96 to 7.96	0.5% to 0.5%	1.9%
Delaware VIP® Small Cap Value Series—Standard Class	2019	$7,988	373	$21.41 to $21.41	28.1% to 28.1%	1.0%
	2018	6,296	377	16.71 to 16.71	(16.7%) to (16.7%)	0.8%
	2017	12,150	606	20.06 to 20.06	12.0% to 12.0%	0.8%
	2016	11,888	664	17.90 to 17.90	31.4% to 31.4%	1.0%
	2015	8,941	656	13.62 to 13.62	(6.2%) to (6.2%)	0.7%
DFA VA Global Bond Portfolio	2019	$5,295	482	$10.98 to $10.98	4.2% to 4.2%	2.5%
	2018	5,175	491	10.54 to 10.54	1.7% to 1.7%	4.6%
	2017	5,011	484	10.35 to 10.35	2.1% to 2.1%	2.0%
	2016	3,148	310	10.14 to 10.14	1.7% to 1.7%	4.6%
DFA VA Global Moderate Allocation Portfolio	2019	$466	39	$12.00 to $12.00	18.1% to 18.1%	4.3%
DFA VA International Small Portfolio	2019	$4,190	292	$14.35 to $14.35	23.9% to 23.9%	2.8%
	2018	2,997	259	11.58 to 11.58	(19.8%) to (19.8%)	1.6%
	2017	3,544	246	14.43 to 14.43	29.9% to 29.9%	2.6%
	2016	3,664	330	11.11 to 11.11	6.2% to 6.2%	3.8%
	2015	825	79	10.45 to 10.45	5.8% to 5.8%	4.3%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
DFA VA U.S. Large Value Portfolio	2019	$8,037	529	$15.20 to $15.20	25.8% to 25.8%	1.8%
	2018	7,572	627	12.08 to 12.08	(12.1%) to (12.1%)	2.9%
	2017	4,058	295	13.75 to 13.75	19.1% to 19.1%	2.0%
	2016	2,528	219	11.54 to 11.54	18.9% to 18.9%	4.7%
	2015	65	7	9.71 to 9.71	(3.4%) to (3.4%)	5.3%
DFA VA U.S. Targeted Value Portfolio	2019	$1,473	100	$14.79 to $14.79	22.6% to 22.6%	1.3%
	2018	2,349	195	12.07 to 12.07	(15.9%) to (15.9%)	0.9%
	2017	4,907	342	14.35 to 14.35	9.8% to 9.8%	1.1%
	2016	3,413	261	13.07 to 13.07	27.5% to 27.5%	1.1%
	2015	2,002	195	10.25 to 10.25	(5.2%) to (5.2%)	1.0%
DFA VIT Inflation-Protected Securities Portfolio	2019	$9,754	855	$11.41 to $11.41	8.5% to 8.5%	1.6%
	2018	7,111	676	10.52 to 10.52	(1.3%) to (1.3%)	1.6%
	2017	9,911	930	10.66 to 10.66	3.3% to 3.3%	2.8%
	2016	5,186	502	10.32 to 10.32	4.5% to 4.5%	1.7%
DWS Alternative Asset Allocation VIP—Class A	2019	$51	5	$10.89 to $10.89	14.7% to 14.7%	3.5%
	2018	34	4	9.49 to 9.49	(9.1%) to (9.1%)	1.8%
	2017	27	3	10.45 to 10.45	7.4% to 7.4%	1.9%
	2016	14	1	9.73 to 9.73	5.3% to 5.3%	2.3%
	2015	2	—	9.24 to 9.24	(6.3%) to (6.3%)	0.0%
DWS Global Small Cap VIP—Class A	2019	$150	9	$15.83 to $15.83	21.3% to 21.3%	0.0%
	2018	138	11	13.05 to 13.05	(20.5%) to (20.5%)	0.3%
	2017	236	14	16.42 to 16.42	20.0% to 20.0%	0.0%
	2016	243	18	13.68 to 13.68	1.6% to 1.6%	0.4%
	2015	229	17	13.47 to 13.47	1.2% to 1.2%	1.3%
DWS Small Cap Index VIP—Class A	2019	$29,928	890	$25.15 to $33.66	24.9% to 25.2%	1.0%
	2018	39,039	1,453	20.14 to 26.88	(11.5%) to (11.2%)	1.0%
	2017	44,216	1,460	30.28 to 30.28	14.3% to 14.3%	1.0%
	2016	41,846	1,580	26.49 to 26.49	21.0% to 21.0%	0.9%
	2015	21,751	994	21.89 to 21.89	(4.6%) to (4.6%)	1.1%
DWS Small Mid Cap Value VIP—Class A	2019	$734	38	$19.48 to $19.48	21.5% to 21.5%	0.7%
	2018	954	60	16.03 to 16.03	(16.0%) to (16.0%)	1.7%
	2017	1,503	79	19.09 to 19.09	10.5% to 10.5%	0.7%
	2016	1,060	61	17.27 to 17.27	16.9% to 16.9%	0.6%
	2015	1,236	84	14.77 to 14.77	(1.9%) to (1.9%)	0.3%
Fidelity® VIP ContrafundSM Portfolio—Initial Class	2019	$14,587	341	$42.37 to $55.74	31.2% to 31.6%	0.4%
	2018	12,625	383	32.20 to 42.49	(6.7%) to (6.4%)	0.7%
	2017	16,160	459	34.39 to 45.52	21.5% to 21.9%	1.0%
	2016	23,995	839	28.22 to 37.46	7.7% to 8.0%	0.8%
	2015	25,531	964	26.13 to 34.79	0.4% to 0.7%	1.0%
Fidelity® VIP Emerging Markets Portfolio—Initial Class	2019	$924	86	$10.74 to $10.79	29.1% to 29.5%	2.8%
	2018	65	8	8.33 to 8.33	(16.7%) to (16.7%)	0.9%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Equity-Income PortfolioSM—Initial Class	2019	$1,289	43	$29.67 to $35.44	27.1% to 27.4%	2.1%
	2018	950	41	23.28 to 27.88	(8.6%) to (8.3%)	1.5%
	2017	2,280	90	25.39 to 30.48	12.6% to 12.9%	1.9%
	2016	1,785	79	22.49 to 27.06	17.7% to 18.0%	0.7%
	2015	7,381	387	19.05 to 22.99	(4.3%) to (4.0%)	3.7%
Fidelity® VIP Freedom 2010 PortfolioSM—Initial Class	2019	$1,886	85	$22.07 to $22.07	16.1% to 16.1%	1.5%
	2018	2,382	125	19.01 to 19.01	(4.0%) to (4.0%)	1.5%
	2017	2,252	114	19.81 to 19.81	13.1% to 13.1%	1.5%
	2016	2,373	135	17.52 to 17.52	5.5% to 5.5%	1.4%
	2015	2,540	153	16.61 to 16.61	(0.3%) to (0.3%)	1.5%
Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	2019	$15,046	644	$20.19 to $23.38	19.8% to 20.1%	2.1%
	2018	12,399	638	16.85 to 19.46	(6.1%) to (5.9%)	1.5%
	2017	14,068	681	17.95 to 20.67	16.3% to 16.6%	1.6%
	2016	10,464	590	15.43 to 17.73	5.9% to 6.1%	1.6%
	2015	10,267	615	14.57 to 16.70	(0.5%) to (0.3%)	1.8%
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	2019	$14,221	576	$24.70 to $24.70	24.4% to 24.4%	2.1%
	2018	8,994	453	19.85 to 19.85	(7.8%) to (7.8%)	1.4%
	2017	8,675	403	21.52 to 21.52	21.0% to 21.0%	1.4%
	2016	7,054	396	17.79 to 17.79	6.6% to 6.6%	1.5%
	2015	7,254	435	16.69 to 16.69	(0.2%) to (0.2%)	1.8%
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	2019	$6,841	254	$26.90 to $26.90	28.5% to 28.5%	1.9%
	2018	4,899	234	20.93 to 20.93	(9.9%) to (9.9%)	1.3%
	2017	4,385	189	23.22 to 23.22	23.6% to 23.6%	1.2%
	2016	3,772	201	18.79 to 18.79	6.8% to 6.8%	1.4%
	2015	2,923	166	17.59 to 17.59	(0.3%) to (0.3%)	1.7%
Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class	2019	$366	28	$13.04 to $13.04	28.5% to 28.5%	3.0%
	2018	17	2	10.15 to 10.15	(9.9%) to (9.9%)	1.4%
Fidelity® VIP Government Money Market Portfolio—Initial Class	2019	$729,904	70,998	$10.26 to $10.54	1.8% to 2.0%	2.0%
	2018	534,224	52,896	10.08 to 10.33	1.4% to 1.7%	1.7%
	2017	33,090	3,256	10.16 to 10.16	0.7% to 0.7%	0.7%
	2016	39,590	3,923	10.09 to 10.09	0.2% to 0.2%	0.2%
	2015	36,316	3,605	10.07 to 10.07	0.0% to 0.0%	0.0%
Fidelity® VIP Growth Portfolio—Initial Class	2019	$3,499	86	$40.89 to $41.22	34.0% to 34.3%	0.3%
	2018	2,328	76	30.44 to 30.77	(0.4%) to (0.2%)	0.2%
	2017	2,551	84	30.49 to 30.90	34.8% to 35.1%	0.2%
	2016	1,537	68	22.57 to 22.92	0.5% to 0.8%	0.0%
	2015	1,496	67	22.39 to 22.80	6.9% to 7.2%	0.2%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Index 500 Portfolio—Initial Class	2019	$209,155	5,381	$38.80 to $46.30	31.0% to 31.4%	2.0%
	2018	154,866	5,244	29.54 to 35.34	(4.7%) to (4.5%)	1.9%
	2017	164,443	5,317	30.93 to 37.10	21.4% to 21.7%	1.9%
	2016	149,461	5,882	25.41 to 30.55	11.6% to 11.9%	1.6%
	2015	116,508	5,129	22.72 to 27.38	1.1% to 1.3%	2.0%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2019	$21,984	1,123	$19.44 to $21.47	9.4% to 9.7%	2.8%
	2018	18,546	1,039	17.73 to 19.63	(0.8%) to (0.5%)	2.5%
	2017	24,043	1,341	17.82 to 19.78	4.0% to 4.2%	2.4%
	2016	26,091	1,518	17.10 to 19.03	4.5% to 4.7%	2.2%
	2015	27,943	1,703	16.33 to 18.22	(0.8%) to (0.6%)	2.7%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2019	$10,555	257	$40.96 to $50.64	23.1% to 23.4%	0.8%
	2018	11,825	349	33.18 to 41.12	(14.8%) to (14.5%)	0.6%
	2017	14,062	353	38.82 to 48.24	20.5% to 20.8%	0.6%
	2016	15,097	461	32.13 to 40.03	12.0% to 12.2%	0.3%
	2015	26,901	931	28.63 to 35.76	(1.6%) to (1.4%)	0.5%
Fidelity® VIP Overseas Portfolio—Initial Class	2019	$11,240	484	$23.21 to $23.21	27.8% to 27.8%	1.7%
	2018	8,992	495	18.17 to 18.17	(14.8%) to (14.8%)	1.6%
	2017	13,514	634	21.32 to 21.32	30.3% to 30.3%	1.5%
	2016	9,833	601	16.37 to 16.37	(5.1%) to (5.1%)	1.5%
	2015	9,687	562	13.52 to 17.24	3.4% to 3.6%	1.4%
Fidelity® VIP Real Estate Portfolio—Initial Class	2019	$17,343	1,038	$16.71 to $16.71	23.2% to 23.2%	1.9%
	2018	12,594	929	13.56 to 13.56	(6.2%) to (6.2%)	2.7%
	2017	12,570	869	14.46 to 14.46	4.1% to 4.1%	2.0%
	2016	3,042	219	13.90 to 13.90	5.7% to 5.7%	1.4%
	2015	3,153	240	13.14 to 13.14	3.7% to 3.7%	2.3%
Fidelity® VIP Strategic Income Portfolio—Initial Class	2019	$163	14	$11.70 to $11.70	10.9% to 10.9%	3.9%
	2018	102	10	10.55 to 10.55	(2.6%) to (2.6%)	4.3%
	2017	84	8	10.83 to 10.83	7.8% to 7.8%	4.2%
	2016	30	3	10.05 to 10.05	0.5% to 0.5%	12.4%
Fidelity® VIP Value Portfolio—Initial Class	2019	$1,311	95	$13.76 to $13.92	31.8% to 32.1%	3.4%
	2018	368	35	10.53 to 10.53	(13.8%) to (13.8%)	1.1%
	2017	377	31	12.23 to 12.23	15.6% to 15.6%	2.1%
	2016	149	14	10.58 to 10.58	12.1% to 12.1%	1.1%
	2015	87	9	9.44 to 9.44	(5.6%) to (5.6%)	1.5%
Fidelity® VIP Value Strategies Portfolio—Service Class 2	2019	$360	11	$32.16 to $32.16	34.1% to 34.1%	1.5%
	2018	288	12	23.98 to 23.98	(17.5%) to (17.5%)	0.7%
	2017	302	10	29.07 to 29.07	19.1% to 19.1%	1.2%
	2016	496	20	24.41 to 24.41	9.3% to 9.3%	0.9%
	2015	495	22	22.34 to 22.34	(3.2%) to (3.2%)	0.8%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Invesco Oppenheimer V.I. Capital Appreciation Fund—Series I Shares	2019	$330	12	$26.87 to $26.87	36.2% to 36.2%	0.1%
	2018	271	14	19.73 to 19.73	(5.7%) to (5.7%)	0.3%
	2017	280	13	20.93 to 20.93	26.8% to 26.8%	0.1%
	2016	307	19	16.50 to 16.50	(2.2%) to (2.2%)	0.4%
	2015	256	15	16.87 to 16.87	3.5% to 3.5%	0.1%
Invesco Oppenheimer V.I. Total Return Bond Fund— Series I Shares	2019	$1	—	$13.81 to $13.81	9.5% to 9.5%	3.3%
	2018	1	—	12.61 to 12.61	(1.0%) to (1.0%)	3.4%
	2017	1	—	12.74 to 12.74	4.6% to 4.6%	2.4%
	2016	1	—	12.18 to 12.18	3.3% to 3.3%	3.7%
	2015	1	—	11.79 to 11.79	1.0% to 1.0%	4.0%
Invesco V.I. American Value Fund—Series I Shares	2019	$1,346	30	$45.03 to $45.03	25.0% to 25.0%	0.5%
	2018	2,553	71	36.02 to 36.02	(12.6%) to (12.6%)	0.5%
	2017	3,707	90	41.23 to 41.23	10.0% to 10.0%	0.8%
	2016	5,332	142	37.50 to 37.50	15.5% to 15.5%	0.3%
	2015	8,110	250	32.47 to 32.47	(9.1%) to (9.1%)	0.3%
Invesco V.I. Global Real Estate Fund—Series I Shares	2019	$3,719	202	$16.01 to $18.52	22.7% to 23.0%	4.5%
	2018	3,179	213	13.05 to 15.05	(6.4%) to (6.2%)	3.8%
	2017	3,585	225	13.94 to 16.04	12.8% to 13.0%	3.2%
	2016	3,338	236	12.36 to 14.19	1.8% to 2.0%	1.3%
	2015	4,516	326	12.14 to 13.90	(1.7%) to (1.5%)	3.2%
Invesco V.I. International Growth Fund—Series I Shares	2019	$15,853	767	$20.67 to $20.67	28.6% to 28.6%	1.7%
	2018	12,164	757	16.08 to 16.08	(15.0%) to (15.0%)	2.0%
	2017	17,230	911	18.91 to 18.91	23.0% to 23.0%	1.5%
	2016	14,193	923	15.37 to 15.37	(0.5%) to (0.5%)	1.1%
	2015	18,574	1,203	15.44 to 15.44	(2.3%) to (2.3%)	1.5%
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	2019	$869	41	$21.11 to $21.11	25.3% to 25.3%	0.5%
	2018	767	46	16.85 to 16.85	(11.4%) to (11.4%)	0.5%
	2017	887	47	19.01 to 19.01	14.9% to 14.9%	0.5%
	2016	825	50	16.54 to 16.54	13.4% to 13.4%	0.1%
	2015	650	45	14.58 to 14.58	(4.0%) to (4.0%)	0.4%
Janus Henderson Enterprise Portfolio—Institutional Shares	2019	$14,114	228	$61.92 to $61.92	35.5% to 35.5%	0.2%
	2018	9,819	215	45.70 to 45.70	(0.4%) to (0.4%)	0.2%
	2017	10,628	232	45.89 to 45.89	27.4% to 27.4%	0.3%
	2016	10,232	284	36.02 to 36.02	12.4% to 12.4%	0.2%
	2015	6,562	205	32.05 to 32.05	4.0% to 4.0%	0.7%
Janus Henderson Flexible Bond Portfolio—Institutional Shares	2019	$2,386	207	$11.50 to $11.50	9.6% to 9.6%	3.3%
	2018	2,166	206	10.50 to 10.50	(1.0%) to (1.0%)	3.1%
	2017	2,384	225	10.61 to 10.61	3.6% to 3.6%	3.0%
	2016	4,799	469	10.24 to 10.24	2.5% to 2.5%	3.0%
	2015	4,731	474	9.99 to 9.99	0.2% to 0.2%	3.1%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Janus Henderson Forty Portfolio—Institutional Shares	2019	$5,167	112	$46.22 to $46.22	37.2% to 37.2%	0.1%
	2018	4,117	122	33.70 to 33.70	2.0% to 2.0%	0.0%
	2017	4,043	122	33.05 to 33.05	30.3% to 30.3%	0.0%
	2016	2,682	106	25.36 to 25.36	2.2% to 2.2%	0.0%
	2015	3,905	157	24.81 to 24.81	12.2% to 12.2%	0.0%
Janus Henderson Global Research Portfolio—Institutional Shares	2019	$695	27	$25.65 to $26.95	28.7% to 29.0%	1.0%
	2018	558	28	19.88 to 20.95	(7.1%) to (6.9%)	1.1%
	2017	616	28	21.34 to 22.56	26.6% to 27.0%	0.8%
	2016	599	35	16.80 to 17.81	1.8% to 2.1%	1.1%
	2015	618	37	16.46 to 17.50	(2.6%) to (2.3%)	0.7%
Lazard Retirement International Equity Portfolio—Service Shares	2019	$2,413	125	$15.75 to $19.43	20.7% to 21.0%	0.3%
	2018	1,626	103	13.05 to 16.05	(14.1%) to (13.9%)	1.6%
	2017	2,578	140	15.19 to 18.65	22.0% to 22.3%	2.6%
	2016	2,144	142	12.45 to 15.24	(4.5%) to (4.3%)	1.3%
	2015	2,148	136	13.04 to 15.93	1.5% to 1.7%	1.6%
Lord Abbett Series Fund Developing Growth Portfolio—Class VC	2019	$181	11	$16.15 to $16.15	31.8% to 31.8%	0.0%
	2018	148	12	12.25 to 12.25	4.9% to 4.9%	0.0%
	2017	204	17	11.68 to 11.68	29.9% to 29.9%	0.0%
	2016	178	20	8.99 to 8.99	(2.6%) to (2.6%)	0.0%
	2015	35	4	9.23 to 9.23	(8.2%) to (8.2%)	0.0%
Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	2019	$1,438	53	$27.15 to $33.69	22.3% to 22.6%	0.8%
	2018	1,875	85	22.14 to 27.54	(15.3%) to (15.0%)	0.7%
	2017	2,588	99	26.06 to 32.50	6.6% to 6.8%	0.6%
	2016	1,449	59	24.39 to 30.50	16.1% to 16.4%	0.5%
	2015	1,877	89	20.95 to 26.27	(4.0%) to (3.8%)	0.5%
LVIP Baron Growth Opportunities Fund—Service Class	2019	$9,183	239	$28.66 to $38.62	36.0% to 36.4%	0.0%
	2018	8,576	304	21.07 to 28.32	(4.2%) to (3.9%)	0.0%
	2017	12,743	434	21.99 to 29.48	26.9% to 27.2%	0.0%
	2016	11,301	489	17.32 to 23.17	5.3% to 5.6%	0.5%
	2015	12,785	584	16.45 to 21.95	(5.0%) to (4.8%)	0.0%
LVIP Mondrian International Value Fund—Standard Class	2019	$80	7	$12.20 to $12.20	18.2% to 18.2%	4.3%
	2018	21	2	10.31 to 10.31	(11.5%) to (11.5%)	3.4%
	2017	20	2	11.65 to 11.65	21.3% to 21.3%	3.6%
	2016	15	2	9.60 to 9.60	4.0% to 4.0%	3.1%
LVIP SSgA Bond Index Fund—Standard Class	2019	$26,992	2,236	$12.07 to $12.07	8.2% to 8.2%	2.7%
	2018	25,957	2,328	11.15 to 11.15	(0.3%) to (0.3%)	3.0%
	2017	21,597	1,930	11.19 to 11.19	3.2% to 3.2%	2.5%
	2016	20,579	1,898	10.84 to 10.84	2.3% to 2.3%	3.0%
	2015	11,329	1,069	10.60 to 10.60	0.3% to 0.3%	2.5%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
LVIP SSgA Developed International 150 Fund—Standard Class	2019	$5,020	297	$16.87 to $16.87	15.4% to 15.4%	4.3%
	2018	4,315	295	14.62 to 14.62	(15.2%) to (15.2%)	3.6%
	2017	4,731	274	17.25 to 17.25	23.6% to 23.6%	5.0%
	2016	2,937	210	13.96 to 13.96	9.7% to 9.7%	3.9%
	2015	2,715	213	12.72 to 12.72	(4.3%) to (4.3%)	3.3%
LVIP SSgA Emerging Markets 100 Fund—Standard Class	2019	$4,794	449	$10.68 to $10.68	7.6% to 7.6%	3.9%
	2018	4,335	437	9.92 to 9.92	(12.3%) to (12.3%)	4.4%
	2017	7,201	636	11.31 to 11.31	23.8% to 23.8%	2.6%
	2016	6,071	665	9.14 to 9.14	15.4% to 15.4%	2.2%
	2015	8,303	1,049	7.92 to 7.92	(17.0%) to (17.0%)	4.6%
LVIP SSgA International Index Fund—Standard Class	2019	$28,871	1,790	$16.13 to $16.13	21.6% to 21.6%	2.7%
	2018	23,048	1,737	13.27 to 13.27	(13.7%) to (13.7%)	2.6%
	2017	22,580	1,469	15.37 to 15.37	24.7% to 24.7%	2.7%
	2016	21,031	1,706	12.33 to 12.33	1.0% to 1.0%	4.7%
	2015	9,220	755	12.21 to 12.21	(1.2%) to (1.2%)	3.1%
MFS® Global Real Estate Portfolio—Initial Class	2019	$40	3	$15.17 to $15.17	26.9% to 26.9%	3.2%
	2018	44	4	11.96 to 11.96	(3.0%) to (3.0%)	4.8%
	2017	27	2	12.33 to 12.33	13.3% to 13.3%	4.7%
	2016	12	1	10.88 to 10.88	7.9% to 7.9%	0.0%
MFS® Global Tactical Allocation Portfolio—Initial Class	2019	$2,426	145	$16.68 to $16.68	14.6% to 14.6%	2.8%
	2018	2,316	159	14.56 to 14.56	(4.5%) to (4.5%)	0.8%
	2017	2,508	165	15.24 to 15.24	10.8% to 10.8%	3.2%
	2016	4,275	311	13.75 to 13.75	6.2% to 6.2%	0.0%
	2015	5,950	460	12.95 to 12.95	(2.2%) to (2.2%)	5.2%
MFS® International Intrinsic Value Portfolio—Initial Class	2019	$23,660	961	$24.62 to $24.62	25.9% to 25.9%	1.8%
	2018	19,758	1,011	19.55 to 19.55	(9.5%) to (9.5%)	1.1%
	2017	22,606	1,047	21.60 to 21.60	27.1% to 27.1%	1.4%
	2016	18,460	1,087	16.99 to 16.99	4.1% to 4.1%	1.4%
	2015	20,257	1,241	16.16 to 16.33	6.4% to 6.7%	2.0%
MFS® Investors Trust Series—Initial Class	2019	$107	2	$44.64 to $44.64	31.3% to 31.3%	0.7%
	2018	83	2	34.01 to 34.01	(5.7%) to (5.7%)	0.6%
	2017	90	2	36.08 to 36.08	23.0% to 23.0%	0.7%
	2016	75	3	29.32 to 29.32	8.3% to 8.3%	0.9%
	2015	70	3	27.07 to 27.07	(0.0%) to (0.0%)	0.9%
MFS® Mid Cap Value Portfolio—Initial Class	2019	$1,787	128	$13.95 to $13.95	31.1% to 31.1%	1.4%
	2018	940	88	10.64 to 10.64	(11.4%) to (11.4%)	0.9%
	2017	1,039	86	12.02 to 12.02	13.7% to 13.7%	1.2%
	2016	606	57	10.57 to 10.57	5.7% to 5.7%	0.0%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MFS® New Discovery Series—Initial Class	2019	$6	—	$44.27 to $44.27	41.7% to 41.7%	0.0%
	2018	4	—	31.24 to 31.24	(1.5%) to (1.5%)	0.0%
	2017	6	—	31.71 to 31.71	26.7% to 26.7%	0.0%
	2016	7	—	25.04 to 25.04	9.1% to 9.1%	0.0%
	2015	10	—	22.96 to 22.96	(1.9%) to (1.9%)	0.0%
MFS® Value Series—Initial Class	2019	$61,328	1,701	$27.81 to $36.08	29.5% to 29.8%	2.1%
	2018	49,718	1,790	21.48 to 27.80	(10.3%) to (10.1%)	1.7%
	2017	39,038	1,263	30.92 to 30.92	17.7% to 17.7%	1.9%
	2016	29,507	1,123	26.28 to 26.28	14.1% to 14.1%	2.2%
	2015	21,526	935	23.03 to 23.03	(0.7%) to (0.7%)	2.3%
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	2019	$4,406	167	$26.35 to $26.35	14.3% to 14.3%	6.5%
	2018	5,147	223	23.07 to 23.07	(6.9%) to (6.9%)	5.0%
	2017	6,147	248	24.79 to 24.79	9.7% to 9.7%	5.6%
	2016	5,498	243	22.60 to 22.60	10.6% to 10.6%	6.2%
	2015	6,849	335	18.59 to 20.44	(1.4%) to (1.1%)	5.4%
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	2019	$341	23	$14.99 to $14.99	28.3% to 28.3%	2.7%
	2018	261	22	11.68 to 11.68	(7.9%) to (7.9%)	3.0%
	2017	284	22	12.68 to 12.68	13.0% to 13.0%	1.2%
	2016	11	1	11.23 to 11.23	15.3% to 15.3%	0.0%
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	2019	$5,506	144	$38.08 to $45.20	18.6% to 18.9%	1.9%
	2018	4,752	148	32.02 to 38.10	(7.9%) to (7.7%)	2.7%
	2017	4,927	142	34.70 to 41.39	2.9% to 3.1%	1.0%
	2016	15,932	473	33.65 to 40.24	6.5% to 6.8%	1.3%
	2015	15,821	502	31.50 to 37.77	1.9% to 2.2%	1.3%
Neuberger Berman AMT Large Cap Value Portfolio—Class I	2019	$—	—	$—	—	—
	2018	383	22	17.18 to 17.18	(1.0%) to (1.0%)	1.1%
	2017	619	36	17.36 to 17.36	13.4% to 13.4%	0.5%
	2016	736	48	15.31 to 15.31	27.4% to 27.4%	0.8%
	2015	892	74	12.02 to 12.02	(11.8%) to (11.8%)	0.9%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	2019	$89	7	$12.78 to $12.78	16.7% to 16.7%	0.7%
	2018	75	7	10.95 to 10.95	(15.3%) to (15.3%)	0.7%
	2017	86	7	12.92 to 12.92	16.7% to 16.7%	1.4%
	2016	3	—	11.07 to 11.07	16.2% to 16.2%	0.9%
Neuberger Berman AMT Sustainable Equity Portfolio— Class I	2019	$705	64	$10.94 to $10.94	9.4% to 9.4%	0.6%
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	2019	$2,356	207	$11.40 to $11.40	15.0% to 15.0%	4.5%
	2018	1,979	200	9.92 to 9.92	(4.6%) to (4.6%)	4.0%
	2017	23	2	10.40 to 10.40	4.0% to 4.0%	3.2%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	2019	$6,576	439	$15.00 to $15.00	6.1% to 6.1%	2.4%
	2018	6,148	435	14.13 to 14.13	(4.2%) to (4.2%)	6.7%
	2017	11,419	774	14.75 to 14.75	8.6% to 8.6%	2.0%
	2016	10,411	767	13.58 to 13.58	4.0% to 4.0%	1.5%
	2015	10,299	789	11.26 to 13.05	(4.3%) to (4.0%)	1.8%
PIMCO VIT High Yield Portfolio—Administrative Class	2019	$2,682	144	$18.62 to $18.62	14.7% to 14.7%	5.0%
	2018	2,767	171	16.23 to 16.23	(2.7%) to (2.7%)	5.1%
	2017	3,064	184	16.67 to 16.67	6.6% to 6.6%	4.8%
	2016	3,063	196	15.63 to 15.63	12.5% to 12.5%	5.1%
	2015	2,193	158	13.90 to 13.90	(1.6%) to (1.6%)	5.4%
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	2019	$899	35	$25.74 to $25.74	13.3% to 13.3%	2.0%
	2018	810	36	22.71 to 22.71	(2.4%) to (2.4%)	2.4%
	2017	951	41	23.26 to 23.26	9.0% to 9.0%	2.2%
	2016	1,257	59	21.35 to 21.35	0.7% to 0.7%	2.0%
	2015	1,074	51	21.21 to 21.21	(1.4%) to (1.4%)	2.1%
PIMCO VIT Low Duration Portfolio—Administrative Class	2019	$7,143	458	$15.60 to $15.60	4.0% to 4.0%	2.8%
	2018	7,979	532	14.99 to 14.99	0.3% to 0.3%	1.9%
	2017	8,073	540	14.94 to 14.94	1.3% to 1.3%	1.4%
	2016	10,194	692	14.74 to 14.74	1.4% to 1.4%	1.5%
	2015	11,377	783	14.54 to 14.54	0.3% to 0.3%	3.5%
PIMCO VIT Real Return Portfolio—Administrative Class	2019	$12,897	733	$17.55 to $17.55	8.4% to 8.4%	1.6%
	2018	12,277	756	16.18 to 16.18	(2.2%) to (2.2%)	2.5%
	2017	12,094	729	16.55 to 16.55	3.7% to 3.7%	2.4%
	2016	14,052	878	15.97 to 15.97	5.2% to 5.2%	2.4%
	2015	15,000	986	14.76 to 15.18	(2.9%) to (2.7%)	3.9%
PIMCO VIT Total Return Portfolio—Administrative Class	2019	$38,635	1,846	$20.96 to $20.96	8.4% to 8.4%	3.0%
	2018	33,258	1,722	19.34 to 19.34	(0.5%) to (0.5%)	2.5%
	2017	31,998	1,648	19.44 to 19.44	4.9% to 4.9%	2.0%
	2016	37,226	2,011	18.53 to 18.53	2.7% to 2.7%	2.1%
	2015	35,977	1,996	14.95 to 18.05	0.2% to 0.5%	4.6%
T. Rowe Price Blue Chip Growth Portfolio	2019	$70,548	1,384	$50.97 to $50.97	29.9% to 29.9%	0.0%
	2018	55,474	1,414	39.24 to 39.24	1.9% to 1.9%	0.0%
	2017	48,604	1,262	38.51 to 38.51	36.2% to 36.2%	0.0%
	2016	29,849	1,055	28.28 to 28.28	0.8% to 0.8%	0.0%
	2015	29,033	1,035	28.06 to 28.06	11.1% to 11.1%	0.0%
T. Rowe Price Equity Index 500 Portfolio	2019	$1,990	59	$31.33 to $34.74	30.7% to 31.0%	1.8%
	2018	1,331	52	23.97 to 26.51	(5.1%) to (4.8%)	1.7%
	2017	1,072	38	27.85 to 27.85	21.3% to 21.3%	1.6%
	2016	1,006	44	22.96 to 22.96	11.3% to 11.3%	1.8%
	2015	762	37	20.63 to 20.63	1.1% to 1.1%	2.3%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
T. Rowe Price International Stock Portfolio	2019	$3,709	144	$25.03 to $25.76	27.5% to 27.8%	1.8%
	2018	5,214	260	19.64 to 20.16	(14.4%) to (14.2%)	1.4%
	2017	5,818	249	22.95 to 23.50	27.6% to 27.9%	1.1%
	2016	3,911	214	17.99 to 18.37	1.9% to 2.1%	1.1%
	2015	3,428	191	17.66 to 17.99	(1.1%) to (0.9%)	1.0%
T. Rowe Price Limited-Term Bond Portfolio	2019	$6,112	421	$14.50 to $14.78	4.1% to 4.4%	2.3%
	2018	1,816	131	13.89 to 13.89	1.2% to 1.2%	2.0%
	2017	1,562	114	13.73 to 13.73	1.1% to 1.1%	1.5%
	2016	2,985	220	13.59 to 13.59	1.4% to 1.4%	1.4%
	2015	5,532	413	13.40 to 13.81	0.1% to 0.3%	1.1%
T. Rowe Price Moderate Allocation Portfolio	2019	$4,712	158	$29.81 to $29.81	19.8% to 19.8%	2.0%
	2018	4,310	173	24.88 to 24.88	(5.1%) to (5.1%)	1.8%
	2017	4,415	168	26.21 to 26.21	17.4% to 17.4%	1.4%
	2016	4,808	215	22.33 to 22.33	6.5% to 6.5%	1.6%
	2015	7,794	372	20.97 to 20.97	(0.0%) to (0.0%)	1.6%
T. Rowe Price New America Growth Portfolio	2019	$11,514	232	$49.69 to $49.69	34.9% to 34.9%	0.4%
	2018	10,798	293	36.82 to 36.82	1.2% to 1.2%	0.2%
	2017	11,837	325	36.40 to 36.40	34.4% to 34.4%	0.1%
	2016	8,507	314	27.08 to 27.08	1.3% to 1.3%	0.0%
	2015	8,256	309	26.73 to 26.73	8.6% to 8.6%	0.0%
Thrivent Small Cap Index Portfolio	2019	$26,201	2,389	$10.97 to $10.97	22.5% to 22.5%	1.1%
	2018	403	45	8.96 to 8.96	(10.4%) to (10.4%)	0.0%
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	2019	$204	9	$22.87 to $22.87	24.4% to 24.4%	1.1%
	2018	217	12	18.39 to 18.39	(9.9%) to (9.9%)	1.0%
	2017	165	8	20.41 to 20.41	20.4% to 20.4%	1.4%
	2016	95	6	16.95 to 16.95	13.2% to 13.2%	1.1%
	2015	50	3	14.98 to 14.98	(3.7%) to (3.7%)	0.9%
TOPS® Balanced ETF Portfolio—Class 2 Shares	2019	$335	20	$16.53 to $16.53	15.9% to 15.9%	1.8%
	2018	592	42	14.26 to 14.26	(5.6%) to (5.6%)	1.2%
	2017	1,028	68	15.11 to 15.11	10.9% to 10.9%	1.1%
	2016	256	19	13.62 to 13.62	7.9% to 7.9%	1.3%
	2015	151	12	12.62 to 12.62	(2.6%) to (2.6%)	1.4%
TOPS® Conservative ETF Portfolio—Class 2 Shares	2019	$174	12	$14.39 to $14.39	11.7% to 11.7%	1.6%
	2018	191	15	12.88 to 12.88	(2.7%) to (2.7%)	1.1%
	2017	252	19	13.23 to 13.23	6.8% to 6.8%	0.7%
	2016	234	19	12.39 to 12.39	5.8% to 5.8%	0.7%
	2015	222	19	11.71 to 11.71	(2.1%) to (2.1%)	1.3%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
TOPS® Growth ETF Portfolio—Class 2 Shares	2019	$191	9	$20.89 to $20.89	22.1% to 22.1%	1.1%
	2018	308	18	17.12 to 17.12	(8.8%) to (8.8%)	1.3%
	2017	279	15	18.76 to 18.76	17.9% to 17.9%	1.2%
	2016	179	11	15.91 to 15.91	12.3% to 12.3%	1.3%
	2015	81	6	14.16 to 14.16	(4.3%) to (4.3%)	1.7%
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	2019	$73	5	$14.71 to $14.71	14.6% to 14.6%	1.2%
	2018	184	14	12.84 to 12.84	(6.0%) to (6.0%)	1.9%
	2017	185	14	13.66 to 13.66	10.6% to 10.6%	1.7%
	2016	100	8	12.36 to 12.36	6.2% to 6.2%	1.3%
	2015	75	6	11.63 to 11.63	(4.5%) to (4.5%)	1.6%
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	2019	$39	3	$15.48 to $15.48	17.1% to 17.1%	1.1%
	2018	122	9	13.22 to 13.22	(8.7%) to (8.7%)	1.7%
	2017	102	7	14.49 to 14.49	17.7% to 17.7%	1.7%
	2016	68	5	12.31 to 12.31	5.6% to 5.6%	1.8%
	2015	52	4	11.66 to 11.66	(9.1%) to (9.1%)	1.6%
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	2019	$82	5	$15.53 to $15.53	16.3% to 16.3%	1.6%
	2018	142	11	13.35 to 13.35	(7.2%) to (7.2%)	1.8%
	2017	153	11	14.39 to 14.39	13.8% to 13.8%	1.7%
	2016	107	8	12.64 to 12.64	6.3% to 6.3%	1.5%
	2015	97	8	11.89 to 11.89	(6.4%) to (6.4%)	1.7%
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	2019	$432	23	$18.65 to $18.65	18.9% to 18.9%	1.5%
	2018	994	63	15.68 to 15.68	(6.9%) to (6.9%)	1.3%
	2017	897	53	16.84 to 16.84	14.1% to 14.1%	1.3%
	2016	608	41	14.76 to 14.76	10.5% to 10.5%	0.7%
	2015	351	26	13.35 to 13.35	(3.4%) to (3.4%)	1.9%
VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	2019	$400	29	$13.91 to $13.91	12.6% to 12.6%	0.3%
	2018	364	29	12.35 to 12.35	(6.1%) to (6.1%)	7.8%
	2017	1,424	108	13.16 to 13.16	12.2% to 12.2%	2.2%
	2016	1,369	117	11.73 to 11.73	6.4% to 6.4%	0.0%
	2015	1,413	128	10.82 to 11.02	(13.3%) to (13.1%)	2.0%
Victory RS Small Cap Growth Equity VIP Series—Class I Shares	2019	$204	17	$11.99 to $11.99	38.8% to 38.8%	0.0%
	2018	15	2	8.64 to 8.64	(13.6%) to (13.6%)	0.0%
Voya MidCap Opportunities Portfolio—Class I	2019	$14	1	$11.91 to $11.91	29.3% to 29.3%	0.3%
Voya Russell™ Mid Cap Index Portfolio—Class I	2019	$21,996	917	$23.53 to $23.98	29.6% to 29.9%	1.5%
	2018	17,725	960	18.15 to 18.46	(9.5%) to (9.3%)	1.3%
	2017	16,710	821	20.35 to 20.35	18.0% to 18.0%	1.3%
	2016	11,286	654	17.25 to 17.25	13.4% to 13.4%	1.2%
	2015	7,753	510	15.21 to 15.21	(2.8%) to (2.8%)	1.2%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Voya Small Company Portfolio—Class I	2019	$1,743	117	$14.90 to $14.90	26.2% to 26.2%	0.4%
	2018	2,449	207	11.81 to 11.81	(15.8%) to (15.8%)	0.5%
	2017	2,731	195	14.03 to 14.03	11.3% to 11.3%	0.3%
	2016	2,079	165	12.61 to 12.61	24.5% to 24.5%	0.2%
	2015	214	21	10.13 to 10.13	(0.8%) to (0.8%)	0.1%
Not all investment options are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of net assets are 0.15% to 0.90%, excluding expenses of the underlying Funds, premium loads, sales expenses, monthly contract charges and surrender charges.
________________

(1)
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(2)
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Policyowners of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

MainStay VP Bond—Initial Class (1)	Delaware VIP® Emerging Markets Series—Standard Class (1)	LVIP Mondrian International Value Fund—Standard Class (1)
MainStay VP Eagle Small Cap Growth—Initial Class (1)	Delaware VIP® International Value Equity Series—Standard Class (1)	LVIP SSgA Bond Index Fund—Standard Class (1)
MainStay VP Emerging Markets Equity—Initial Class (1)	Delaware VIP® Small Cap Value Series—Standard Class (1)	LVIP SSgA Developed International 150 Fund—Standard Class (1)
MainStay VP Epoch U.S. Equity Yield—Initial Class (1)	DFA VA Global Bond Portfolio (1)	LVIP SSgA Emerging Markets 100 Fund—Standard Class (1)
MainStay VP Epoch U.S. Small Cap—Initial Class (1)	DFA VA Global Moderate Allocation Portfolio (5)	LVIP SSgA International Index Fund—Standard Class (1)
MainStay VP Fidelity Institutional AM® Utilities—Initial Class (1)	DFA VA International Small Portfolio (1)	MFS® Global Real Estate Portfolio—Initial Class (1)
MainStay VP Floating Rate—Initial Class (1)	DFA VA U.S. Large Value Portfolio (1)	MFS® Global Tactical Allocation Portfolio—Initial Class (1)
MainStay VP Income Builder—Initial Class (1)	DFA VA U.S. Targeted Value Portfolio (1)	MFS® International Intrinsic Value Portfolio—Initial Class (1)
MainStay VP IQ Hedge Multi-Strategy—Initial Class (4)	DFA VIT Inflation—Protected Securities Portfolio (1)	MFS® Investors Trust Series—Initial Class (1)
MainStay VP Janus Henderson Balanced—Initial Class (1)	DWS Alternative Asset Allocation VIP—Class A (1)	MFS® Mid Cap Value Portfolio—Initial Class (1)
MainStay VP Large Cap Growth—Initial Class (1)	DWS Global Small Cap VIP— Class A (1)	MFS® New Discovery Series—Initial Class (1)
MainStay VP MacKay Common Stock—Initial Class (1)	DWS Small Cap Index VIP— Class A (1)	MFS® Value Series—Initial Class (1)
MainStay VP MacKay Convertible—Initial Class (1)	DWS Small Mid Cap Value VIP—Class A (1)	Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I (1)
MainStay VP MacKay Government—Initial Class (1)	Fidelity® VIP ContrafundSM Portfolio—Initial Class (1)	Morgan Stanley VIF Global Infrastructure Portfolio—Class I (1)
MainStay VP MacKay Growth—Initial Class (1)	Fidelity® VIP Emerging Markets Portfolio—Initial Class (3)	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I (1)
MainStay VP MacKay High Yield Corporate Bond—Initial Class (1)	Fidelity® VIP Equity-Income PortfolioSM—Initial Class (1)	Neuberger Berman AMT Large Cap Value Portfolio—Class I (1)

Report of Independent Registered Public Accounting Firm (Continued)

MainStay VP MacKay International Equity—Initial Class (1)	Fidelity® VIP Freedom 2010 PortfolioSM—Initial Class (1)	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I (1)
MainStay VP MacKay Mid Cap Core—Initial Class (1)	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class (1)	Neuberger Berman AMT Sustainable Equity Portfolio—Class I (2)
MainStay VP MacKay S&P 500 Index—Initial Class (1)	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class (1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class (1)
MainStay VP MacKay Small Cap Core—Initial Class (1)	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class (1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class (1)
MainStay VP Mellon Natural Resources—Initial Class (1)	Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class (1)	PIMCO VIT High Yield Portfolio—Administrative Class (1)
MainStay VP T. Rowe Price Equity Income—Initial Class (1)	Fidelity® VIP Government Money Market Portfolio—Initial Class (1)	PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class (1)
MainStay VP U.S. Government Money Market—Initial Class (1)	Fidelity® VIP Growth Portfolio—Initial Class (1)	PIMCO VIT Low Duration Portfolio—Administrative Class (1)
AB VPS International Value Portfolio—Class A (1)	Fidelity® VIP Index 500 Portfolio—Initial Class (1)	PIMCO VIT Real Return Portfolio—Administrative Class (1)
AB VPS Small/Mid Cap Value Portfolio—Class A (1)	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class (1)	PIMCO VIT Total Return Portfolio—Administrative Class (1)
Alger Weatherbie Specialized Growth Portfolio—Class I-2 (1)	Fidelity® VIP Mid Cap Portfolio—Initial Class (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
American Century Investments® VP Inflation Protection Fund—Class II (1)	Fidelity® VIP Overseas Portfolio—Initial Class (1)	T. Rowe Price Equity Index 500 Portfolio (1)
American Century Investments® VP Mid Cap Value Fund—Class II (1)	Fidelity® VIP Real Estate Portfolio—Initial Class (1)	T. Rowe Price International Stock Portfolio (1)
American Century Investments® VP Value Fund—Class II (1)	Fidelity® VIP Strategic Income Portfolio—Initial Class (1)	T. Rowe Price Limited-Term Bond Portfolio (1)
American Funds IS Asset Allocation Fund—Class 1 (1)	Fidelity® VIP Value Portfolio—Initial Class (1)	T. Rowe Price Moderate Allocation Portfolio (1)
American Funds IS Blue Chip Income and Growth Fund—Class 1 (3)	Fidelity® VIP Value Strategies Portfolio—Service Class 2 (1)	T. Rowe Price New America Growth Portfolio (1)
American Funds IS Global Bond Fund—Class 1 (1)	Invesco Oppenheimer V.I. Capital Appreciation Fund—Series I Shares (1)	Thrivent Small Cap Index Portfolio (3)
American Funds IS Global Growth Fund—Class 1 (1)	Invesco Oppenheimer V.I. Total Return Bond Fund—Series I Shares (1)	TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares (1)
American Funds IS Global Small Capitalization Fund—Class 1 (1)	Invesco V.I. American Value Fund—Series I Shares (1)	TOPS® Balanced ETF Portfolio—Class 2 Shares (1)
American Funds IS Growth Fund—Class 1 (1)	Invesco V.I. Global Real Estate Fund—Series I Shares (1)	TOPS® Conservative ETF Portfolio—Class 2 Shares (1)
American Funds IS Growth-Income Fund—Class 1 (1)	Invesco V.I. International Growth Fund—Series I Shares (1)	TOPS® Growth ETF Portfolio—Class 2 Shares (1)
American Funds IS International Fund—Class 1 (1)	Invesco V.I. Mid Cap Core Equity Fund—Series I Shares (1)	TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares (1)

Report of Independent Registered Public Accounting Firm (Continued)

American Funds IS New World Fund®—Class 1 (1)	Janus Henderson Enterprise Portfolio—Institutional Shares (1)	TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares (1)
BlackRock® Global Allocation V.I. Fund—Class I (1)	Janus Henderson Flexible Bond Portfolio—Institutional Shares (1)	TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares (1)
BlackRock® High Yield V.I. Fund—Class I (1)	Janus Henderson Forty Portfolio—Institutional Shares (1)	TOPS® Moderate Growth ETF Portfolio—Class 2 Shares (1)
BNY Mellon IP Technology Growth Portfolio—Initial Shares (1)	Janus Henderson Global Research Portfolio—Institutional Shares (1)	VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares (1)
BNY Mellon VIF Opportunistic Small Cap Portfolio—Initial Shares (1)	Lazard Retirement International Equity Portfolio—Service Shares (1)	Victory RS Small Cap Growth Equity VIP Series—Class I Shares (3)
ClearBridge Variable Appreciation Portfolio—Class I (3)	Lord Abbett Series Fund Developing Growth Portfolio—Class VC (1)	Voya MidCap Opportunities Portfolio—Class I (5)
ClearBridge Variable Large Cap Growth Portfolio—Class I (1)	Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC (1)	Voya Russell™ Mid Cap Index Portfolio—Class I (1)
Davis Value Portfolio (1)	LVIP Baron Growth Opportunities Fund—Service Class (1)	Voya Small Company Portfolio—Class I (1)

(1) Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018
(2) Statement of operations and statement of changes in net assets for the period April 30, 2019 (commencement of operations) through December 31, 2019
(3) Statement of operations for the year ended December 31, 2019, and statement of changes in net assets for the year ended December 31, 2019 and the period May 1, 2018 (commencement of operations) through December 31, 2018

(4) Statement of operations for the year ended December 31, 2019, and statement of changes in net assets for the year ended December 31, 2019 and the period November 30, 2018 (commencement of operations) through December 31, 2018

(5) Statement of operations and statement of changes in net assets for the year ended December 31, 2019 (there was no activity in this investment division during the year ended December 31, 2018)

Basis for Opinions

These financial statements are the responsibility of the New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on the financial statements of each of the investment divisions of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment divisions of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 25, 2020

We have served as the auditor of one or more of the investment divisions of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I since 1998.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly-owned subsidiary of
New York Life Insurance Company)

FINANCIAL STATEMENTS
AND SUPPLEMENTAL SCHEDULES
(STATUTORY BASIS)

December 31, 2019, 2018 and 2017

Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying statutory financial statements of New York Life Insurance and Annuity Corporation (the “Company”), which comprise the statutory statements of financial position as of December 31, 2019 and 2018, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware State Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware State Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Delaware State Insurance Department described in Note 2.

Emphasis of Matter

As disclosed in Note 11 to the financial statements, the Company has entered into significant related party transactions with New York Life Insurance Company and its affiliates. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The “Supplemental Schedule of Selected Financial Data”, “Summary Investment Schedule”, and “Investment Risk Interrogatories” (collectively, the “supplemental schedules”) of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

New York, New York

March 12, 2020

2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2019	2018
	(in millions)
Assets
Bonds	$88,631	$84,920
Common and preferred stocks	1,657	1,327
Mortgage loans	14,697	14,210
Policy loans	909	894
Other invested assets	1,623	1,381
Cash, cash equivalents and short-term investments	1,436	1,891
Derivatives	365	418
Total cash and invested assets	109,318	105,041
Investment income due and accrued	741	712
Interest in annuity contracts	9,084	8,673
Other assets	447	566
Separate accounts assets	45,147	38,466
Total assets	$164,737	$153,458
Liabilities, capital and surplus
Liabilities:
Policy reserves	$97,138	$94,131
Deposit funds	1,467	1,308
Policy claims	259	244
Separate accounts transfers due and accrued	(982)	(916)
Obligations under structured settlement agreements	9,084	8,673
Amounts payable under security lending agreements	676	676
Other liabilities	934	973
Interest maintenance reserve	99	106
Asset valuation reserve	1,561	1,213
Separate accounts liabilities	45,146	38,464
Total liabilities	155,382	144,872
Capital and Surplus:
Capital stock - par value $10,000
(20,000 shares authorized,
2,500 issued and outstanding)	25	25
Gross paid in and contributed surplus	3,928	3,928
Unassigned surplus	5,402	4,633
Total capital and surplus	9,355	8,586
Total liabilities, capital and surplus	$164,737	$153,458

See accompanying notes to financial statements.
3

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Income
Premiums	$13,344	$12,301	$13,392
Net investment income	4,300	4,075	3,934
Other income	969	920	900
Total income	18,613	17,296	18,226
Benefits and expenses
Benefit payments:
Death benefits	745	676	463
Annuity benefits	3,145	3,003	2,799
Surrender benefits	8,494	8,044	6,266
Other benefits	91	80	60
Total benefit payments	12,475	11,803	9,588
Additions to policy reserves	3,075	7,626	5,855
Net transfers to (from) separate accounts	698	(210)	240
Adjustment in funds withheld	—	(3,886)	189
Operating expenses	1,487	1,474	1,487
Total benefits and expenses	17,735	16,807	17,359
Gain from operations before federal and foreign income taxes	878	489	867
Federal and foreign income taxes	227	214	249
Net gain from operations	651	275	618
Net realized capital gains (losses), after taxes and transfers to interest maintenance reserve	(20)	(8)	34
Net income	$631	$267	$652

See accompanying notes to financial statements.
4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Capital and surplus, beginning of year	$8,586	$9,187	$8,725
Net income	631	267	652
Change in net unrealized capital gains on investments	386	(73)	100
Change in nonadmitted assets	(93)	(160)	408
Change in asset valuation reserve	(348)	(24)	(137)
Change in net deferred income tax	109	153	(282)
Dividends to stockholder	—	(600)	(275)
Prior period corrections	89	(169)	—
Other adjustments, net	(5)	5	(4)
Capital and surplus, end of year	$9,355	$8,586	$9,187

See accompanying notes to financial statements.
5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Cash flows from operating activities:
Premiums received	$13,351	$12,279	$13,378
Net investment income received	4,374	3,783	3,585
Other	954	910	899
Total received	18,679	16,972	17,862
Benefits and other payments	12,418	11,644	9,478
Net transfers to (from) separate accounts	766	(293)	302
Operating expenses	1,725	1,396	1,590
Federal income taxes	136	269	288
Total paid	15,045	13,016	11,658
Net cash from operating activities	3,634	3,956	6,204
Cash flows from investing activities:
Proceeds from investments sold	2,329	2,888	5,287
Proceeds from investments matured or repaid	12,174	10,107	10,985
Cost of investments acquired	(18,668)	(16,388)	(21,925)
Net change in policy loans	(17)	(29)	—
Net cash from investing activities	(4,182)	(3,422)	(5,653)
Cash flows from financing and miscellaneous activities:
Dividends to stockholder	—	(600)	(275)
Other miscellaneous uses	93	(254)	12
Net cash from financing and miscellaneous activities	93	(854)	(263)
Net increase (decrease) in cash, cash equivalents and short-term investments	(455)	(320)	288
Cash, cash equivalents and short-term investments, beginning of year	1,891	2,211	1,923
Cash, cash equivalents and short-term investments, end of year	$1,436	$1,891	$2,211

See accompanying notes to financial statements.
6

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS (supplemental)

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Supplemental disclosures of cash flow information:
Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Exchange/conversion of bonds to bonds	$498	$563	$336
Bond to be announced commitments - purchased/sold	$133	$—	$94
Capitalized interest on bonds	$132	$136	$136
Depreciation/amortization on fixed assets	$81	$73	$73
Exchange of bonds to stocks	$7	$2	$12
Capitalized interest on mortgage loans	$6	$2	$24
Merger/exchange/spinoff of equity investment to equity investment	$5	$19	$26
Transfer of bond investment to other invested assets	$—	$17	$26
Transfer of mortgage loans to other invested assets	$—	$—	$23
Other	$4	$14	$28

See accompanying notes to financial statements.
7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly-owned subsidiary of New York Life Insurance Company)
NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2019, 2018 and 2017
NOTE 1 - NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (“the Company”), domiciled in the State of Delaware, is a direct, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its life and annuity business and its investment management activities. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 states of the United States of America and the District of Columbia, primarily through New York Life’s career agency force, with certain products also marketed through independent brokers, brokerage general agents and banks.

NOTE 2 - BASIS OF PRESENTATION

The accompanying financial statements have been prepared using accounting practices prescribed or permitted by the Delaware State Insurance Department (“DSID” or “statutory accounting practices”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The DSID recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial position and results of operations of an insurance company and for determining its solvency under the Delaware State Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted practices.

Prior Period Corrections

In 2018, the Company determined it understated reserves for a fixed deferred annuity product with guaranteed income benefits dating back to 2014. Management evaluated the adjustment and concluded while the Company's reserves in prior periods were understated, the understatement of reserves was not material to any previously reported annual financial statements. The Company recorded a prior period correction to reduce surplus by $169 million after-tax in 2018, reflecting the cumulative impact for the years 2017 and prior. During 2019, the Company continued to evaluate its reserves for the fixed deferred annuity product with guaranteed income benefits dating back to 2014. As a result of the further evaluation, the Company reduced its reserves and recorded a prior period correction to increase surplus by $64 million after-tax in 2019.
In 2019, the Company determined it had understated its federal income tax benefits related to income on certain investments in tax exempt municipal bonds. As a result, the Company recorded a prior period correction increasing surplus by $25 million in 2019, reflecting the impact for the years 2014-2018.

8

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from those estimates.
Bonds

Bonds other than loan-backed and structured securities are stated at amortized cost using the interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Refer to Note 9 - Fair Value Measurements for a discussion of the valuation approach and methods for bonds.

SVO-Identified bond Exchange Traded Funds ("ETFs") are stated at fair value and reported as bonds. Refer to Note 9 - Fair Value Measurements for discussion on the valuation approach and methods for bonds.

Loan-backed and structured securities, which are included in bonds, are valued at amortized cost using the interest method including current assumptions of projected cash flows. Loan-backed and structured securities in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Amortization of premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality loan-backed and structured securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For loan-backed and structured securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (e.g., interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

All acquisitions of securities are recorded in the financial statements on a trade date basis except for the acquisitions of private placement bonds, which are recorded on the funding date.

Preferred Stocks

Preferred stocks in “good standing” (NAIC designation of 1 to 3) are valued at amortized cost. Preferred stocks “not in good standing” (NAIC designation of 4 to 6) are valued at the lower of amortized cost or fair value. Refer to Note 9 - Fair Value Measurements for a discussion of the valuation approach and methods for preferred stocks.

Common Stocks

Common stocks include the Company’s investments in unaffiliated stocks, which includes investments in shares of SEC registered investment funds as well as regulated foreign open-end investment funds, which are carried at fair value. Unrealized gains and losses are reflected in surplus, net of deferred taxes. Refer to Note 9 - Fair Value Measurements for a discussion of the valuation approach and methods for common stocks.

9

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Other than Temporary Impairments

The cost basis of bonds and equity securities is adjusted for impairments in value that are deemed to be other than temporary. An other-than-temporary loss is recognized in net income when it is anticipated that the amortized cost will not be recovered. Factors considered in evaluating whether a decline in value is other than temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; (3) the financial condition and near-term prospects of the issuer; and (4) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value.

When a bond (other than loan-backed and structured securities), preferred stock or common stock is deemed other-than-temporarily impaired, the difference between the investments’ amortized cost and its fair value is recognized as a realized loss and reported in net income if the loss is credit related, or deferred in the interest maintenance reserve ("IMR") if interest related for bonds.

For loan-backed and structured securities, the entire difference between the security’s amortized cost and its fair value is recognized in net income only when the Company (1) has the intent to sell the security or (2) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss is recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the loan-backed or structured security prior to impairment.

The determination of cash flow estimates in the net present value calculation is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment ("OTTI"), the impaired bond security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted (or amortized) into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts, premiums, deferred origination fees related to points, and specific valuation allowances, and are collateralized. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral as an unrealized loss in surplus, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by performing an internal or external current appraisal. If impairment is deemed to be other-than-temporary, which can include a loan modification that qualifies as a troubled debt restructuring (“TDR”), a direct write-down is recognized as a realized loss reported in net income, and a new cost basis for the individual mortgage loan, which is equal to the fair value of the collateral, less costs to obtain and sell, is established. Refer to Note 9 - Fair Value Measurements for a discussion of the valuation approach and methods for mortgage loans.

10

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company accrues interest income on mortgage loans to the extent it is deemed collectible. The Company places loans on non-accrual status, and ceases to recognize interest income when management determines that the collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on mortgage loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a mortgage loan has any investment income due and accrued that is 90 days past due and collectible, the investment income will continue to accrue but all accrued interest related to the mortgage loan is reported as a nonadmitted asset, until such time that it has been paid or is deemed uncollectible.

Policy Loans

Policy loans are stated at the aggregate balance due. The excess of the unpaid balance of a policy loan that exceeds the cash surrender value is nonadmitted.

Other Invested Assets

Investments in limited partnerships and limited liability companies, including equity investments in affiliated entities organized as limited liability companies, which have admissible audits are carried at the underlying audited equity of the investee. The financial statements of equity method investees are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a one to three-month lag.

The cost basis of limited partnerships and limited liability companies is adjusted for impairments in value deemed to be other-than-temporary, with the difference between cost and carrying value, which approximates fair value, recognized as a realized loss reported in net income. The new cost basis of an impaired limited partnership or limited liability company is not adjusted for subsequent increases in the underlying audited equity of the investee.

Dividends and distributions from limited partnerships and limited liability companies, other than those deemed a return of capital, are recorded in net investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes.

Low-Income Housing Tax Credit (“LIHTC”) investments, which are included in other invested assets, are recorded at proportional amortized cost and include remaining unfunded commitments. The carrying value of the investment is amortized into income in proportion to the actual and projected future amounts of tax credits and deductible losses. The amortization is recorded through net investment income.

Real estate includes properties that are directly-owned and real estate property investments that are directly and wholly-owned through a limited liability company and meet certain criteria. Real estate held for the production of income is stated at cost less accumulated depreciation and encumbrances. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less encumbrances and estimated costs to sell. If there is an indication that the carrying amount of the real estate may not be recoverable, then it must be tested for impairment. If the carrying amount of a real estate investment exceeds its undiscounted cash flows, an OTTI is recorded as a realized loss in net income, calculated as the difference between the carrying amount of the real estate investment and the fair value of the real estate investment. Depreciation of real estate held for the production of income is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful life.

11

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Instruments

Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities, other income for hedges of liabilities, and net realized capital gains and losses for hedges of net investments in foreign operations. Net realized gains and losses are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item and when subject to the IMR, are transferred to the IMR, net of taxes.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception, which means any time prior to the first quarterly hedge effectiveness assessment date, by detailing the particular risk, management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument are within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company assesses hedge effectiveness qualitatively on a quarterly basis if (1) the initial quantitative prospective assessment demonstrates that the relationship is expected to be highly effective and (2) at inception, the Company is able to reasonably support an expectation of high effectiveness on a qualitative basis in subsequent periods. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.
The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated, or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.
Derivative instruments that do not qualify or are not designated for hedge accounting are carried at fair value and changes in fair value are recorded in surplus as unrealized gains and losses, net of deferred taxes. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities and other income for hedges of liabilities and net realized capital gains and losses for hedges of foreign net investments and credit default swaps. Upon termination or maturity the gains or losses on these contracts are recognized in net realized capital gains and losses, net of taxes. Realized gains or losses on terminated or matured derivatives, which are subject to the IMR, are transferred to the IMR, net of taxes.
Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments that have original maturities of three months or less at date of purchase and are carried at amortized cost. Cash and cash equivalents also include money market mutual funds which are stated at fair value. Short-term investments consist of securities with remaining maturities of one year or less, but greater than three months at the time of acquisition and are carried at amortized cost, which approximates fair value.

Asset Valuation Reserve ("AVR") and IMR

The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales (net of taxes) of bonds, preferred stocks mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses (net of taxes) on terminated interest rate related derivatives which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged using the grouped method. An interest related other-than-temporary impairment occurs when the Company has the intent to sell an investment, at the reporting date, before recovery of the cost of the

12

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

investment. For loan-backed and structured securities, the non-interest related other-than-temporary impairment is booked to the AVR, and the interest related portion to the IMR.
Loaned Securities and Repurchase Agreements
The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability in amounts payable under security lending agreements. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets sold. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income which is earned over the life of the agreement. The liability for repurchasing the assets is included in other liabilities.

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.
Premiums and Related Expenses
Life premiums are recognized as revenue when due. Annuity considerations are recognized as revenue when received. Commissions and other costs associated with acquiring new business are charged to operations as incurred. Amounts received or paid under deposit type contracts without mortality or morbidity risk are not reported as income or benefits but are recorded directly as an adjustment to the liability for deposit funds.
Net Investment Income
Income from investments, including amortization of premium, accrual of discount and similar items, is recorded within net investment income, unless otherwise stated herein.
Policy Reserves
Policy reserves are based on mortality tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractual benefits. The Company holds reserves greater than those developed under the minimum statutory reserving rules when the valuation actuary determines that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The valuation actuary monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves. Refer to Note 12 - Insurance Liabilities for discussion of reserves in excess of minimum NAIC requirements.

13

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes
Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus (except for the net deferred tax asset related to unrealized gains, which is included in unrealized gains and losses). Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance, if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company is a member of an affiliated group, which files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. This tax allocation agreement provides that the Company computes its share of the consolidated tax provision or benefit, in general, on a separate company basis, and may, where applicable, include the tax benefits of operating or capital losses utilizable in the New York Life's consolidated returns. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated tax return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law, making significant changes to the U.S. Internal Revenue Code ("IRC").

On February 8, 2018, the NAIC issued Interpretation 18-01 ("INT 18-01") to address the reporting and updating of estimates that companies are required to reflect as various accounting adjustments in their financial statements as a result of the TCJA. This guidance provides that, although some accounting computations may be considered complete, other accounting computations or assessments may be considered incomplete when the financial statements are filed. As such, for those items which are incomplete but for which a reasonable estimate can be made, those amounts should be recorded as provisional in the financial statements not to extend beyond one year of the TCJA enactment date of December 22, 2017. See Note 16 - Income Taxes for additional information on the TCJA and the INT 18-01 provisional amounts.
Separate Accounts
The Company has established both non-guaranteed and guaranteed separate accounts with varying investment objectives which are segregated from the Company’s general account and are maintained for the benefit of separate accounts policyholders. Assets held in non-guaranteed separate accounts are stated at market value. Assets held in guaranteed separate accounts are carried at the same basis as the general account up to the value of policyholder reserves and at fair value thereafter.

The liability for separate accounts represents policyholders’ interests in the separate accounts assets, excluding liabilities representing due and accrued transfers to the general account. The liability for non-guaranteed separate accounts represents policyholders’ interests in the separate accounts assets, including accumulated net investment income and realized and unrealized gains and losses on those assets. For the guaranteed separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.
Other Assets and Liabilities
Other assets primarily consist of net DTAs and other receivables.

14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Other liabilities primarily consist of payable to parent, derivative liabilities, amounts payable for undelivered securities and reinsurance payables.
Nonadmitted Assets
Under statutory accounting practices, certain assets are designated as nonadmitted assets and are not included in the accompanying Statutory Statements of Financial Position since these assets are not permitted by the DSID to be taken into account in determining the Company’s financial condition.

Nonadmitted assets typically include agents’ debit balances, DTAs not realizable within three years, and receivables over ninety days past due. Changes to nonadmitted assets are reported as a direct adjustment to surplus in the accompanying Statutory Statements of Changes in Surplus.
Fair Value of Financial Instruments and Insurance Liabilities
Fair value of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of investments held is reported in Note 6 - Investments. Fair values for derivative instruments are included in Note 7 - Derivative Instruments and Risk Management. Fair values for insurance liabilities are reported in Note 12 - Insurance Liabilities. The aggregate fair value of all financial instruments summarized by type is included in Note 9 - Fair Value Measurements.
Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

At the inception of a guarantee, the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee.
Foreign Currency Transactions
For foreign currency items, income and expenses are translated at the average exchange rate for the period, while assets and liabilities are translated using the spot rate in effect at the date of the statements. Changes in the asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses in surplus until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized capital gains and losses are reversed, and the foreign exchange gain or loss for the entire holding period is recorded as a realized capital gain or loss in net income.

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to an array of risks, including, but not limited to, regulatory actions, financial risk, risks associated with its investments and operational risk, including cyber security.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at either the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company's insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity and certain variable universal life products. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.

15

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES (continued)

The Company is exposed to the risks normally associated with an investment portfolio, which include interest rate, liquidity, credit and counterparty risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, reviewing and monitoring credit risk, and by devoting significant resources to develop and periodically update its risk management policies and procedures.

The Company relies on technology systems and solutions to conduct business and to retain, store, protect, and manage confidential information. The failure of the Company’s technology systems and solutions, or those of a vendor, for any reason has the potential to disrupt its operations, result in the loss of customer business, damage the Company’s reputation, and expose the Company to litigation and regulatory action, all of which could adversely impact its profitability.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Changes in Accounting Principles

Accounting changes adopted to conform to the provisions of NAIC SAP or other state prescribed accounting practices are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is generally reported as an adjustment to unassigned surplus in the period of the change in accounting principle. Generally, the cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. There were no significant accounting changes in 2019 or 2018.

In 2018, the NAIC adopted revisions to the disclosure requirements under SSAP 51R “Life Contracts,” SSAP 52 “Deposit-Type Contracts” and SSAP 61 “Life, Deposit-type and Accident and Health Reinsurance.” The adopted revisions require new disclosures on liquidity for life products and variable annuity products. The new disclosures, which are required in 2019, have been included in Note 12 - Insurance Liabilities.

In 2019, the NAIC adopted revisions to the required disclosures under SSAP 100R “Fair Value.” The revisions adopt with modification new fair value disclosure changes under U.S. GAAP. The new requirements eliminate some previously required disclosures and provide clarification on disclosures for investments where the net asset value ("NAV") as a practical expedient to fair value is used for investments in funds that meet certain criteria. The updated disclosures have been reflected in Note 9 - Fair Value Measurements.

In 2019, the NAIC adopted revisions to SSAP 86 “Derivatives.” The revisions incorporate the hedge effectiveness documentation provisions reflected under U.S. GAAP. The revisions, among others, allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met and allow companies more time to perform the initial quantitative hedge effectiveness assessment. The adoption of this guidance did not have an impact on the Company.
Future Adoption of New Accounting Pronouncement
In 2016, the NAIC announced that enough states had passed the new standard valuation law to make the Principle Based Reserving ("PBR") valuation manual operative. Under PBR for life products (VM-20), companies will hold the higher of; a) the reserve using prescribed assumptions or b) the reserve computed using a single prescribed economic scenario or c) the reserve based on a wide range of future economic conditions. Under PBR for variable annuity products (VM-21), the reserve is the higher of: a) the reserve based on a wide range of future economic conditions computed using prescribed experience factors and b) the reserve based on a wide range of future economic conditions computed using justified company experience factors. For life products, the new standards are mandatory for policies issued on or after January 1, 2020. For variable annuity products, the new standards are mandatory for old and new business as of January 1, 2020.  Since VM-21 applies to all inforce variable annuity business and not just new business, companies are allowed a 3-year phase-in period, which allows companies to linearly grade to the January 1, 2020 impact over 3 years through 2022. The Company is currently assessing the impact of adopting PBR.

16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS

Bonds
The carrying value and estimated fair value of bonds by maturity at December 31, 2019 and 2018 were as follows (in millions):

	2019		2018
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Due in one year or less	$5,067	$5,144	$4,523	$4,540
Due after one year through five years	27,360	28,263	24,938	24,904
Due after five years through ten years(1)	31,810	33,388	31,247	30,718
Due after ten years	24,394	27,017	24,212	24,376
Total	$88,631	$93,812	$84,920	$84,538
(1) Includes an affiliated bond issued by Madison Capital Funding LLC (“MCF”). Refer to Note 11 - Related Party Transactions for a more detailed discussion of related party investments.

Corporate bonds are shown based on contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and asset-backed securities ("ABS") are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

In addition to the information disclosed above, short-term investments with a carrying value of $44 million and $8 million at December 31, 2019 and 2018, respectively, and cash equivalents with a carrying value of $1,528 million and $2,056 million at December 31, 2019 and 2018, respectively are due in one year or less. Carrying value approximates fair value for these investments.

At December 31, 2019 and 2018, the distribution of gross unrealized gains and losses on bonds were as follows (in millions):

	2019
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
U.S. governments	$5,336	$343	$23	$5,656
All other governments	272	26	—	298
U.S. special revenue and special assessment	16,064	1,509	21	17,553
Industrial and miscellaneous unaffiliated	64,808	3,441	95	68,155
Parent, subsidiaries, and affiliates	2,151	—	—	2,150
Total	$88,631	$5,319	$139	$93,812

17

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

	2018
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
U.S. governments	$5,731	$194	$135	$5,790
All other governments	314	22	2	334
U.S. special revenue and special assessment	15,451	585	280	15,756
Industrial and miscellaneous unaffiliated	61,515	787	1,554	60,748
Parent, subsidiaries, and affiliates	1,909	1	—	1,910
Total	$84,920	$1,589	$1,971	$84,538
Common and Preferred Stocks

The carrying value of and change in unrealized gains (losses) generated by common and preferred stocks at December 31, 2019, 2018 and 2017 were as follows (in millions):

	2019		2018
	Carrying Value	Change in Unrealized Gains (Losses)	Carrying Value	Change in Unrealized Gains (Losses)
Common stocks	$1,644	$239	$1,315	$(142)
Preferred stocks	13	—	12	—
Total	$1,657	$239	$1,327	$(142)
Mortgage Loans
The Company’s mortgage loans are diversified by property type, location and borrower, and are collateralized. The maximum and minimum lending rates for new commercial mortgage loans funded during 2019 were 6.4% and 3.0% and funded during 2018 were 8.4% and 3.4%, respectively. The maximum percentage of any one commercial loan to the value of the collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 92.4% (average percentage was 53.4% and 52.7% at December 31, 2019 and 2018, respectively). The maximum percentage of any residential loan to the value of the collateral at the time of the loan was 80% (average percentage was 50.4% and 49.3% at December 31, 2019 and 2018, respectively). The Company has no significant credit risk exposure to any one individual borrower.

The majority of the Company's commercial mortgage loans were held in a form of participations with the carrying value of $14,598 million and $14,088 million at December 31, 2019 and 2018, respectively. These loans were originated or acquired by New York Life. For residential mortgages, the carrying value of participations with New York Life were $1 million and $2 million at December 31, 2019 and 2018, respectively. Refer to Note 11- Related Party Transactions for more details.

18

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

At December 31, 2019 and 2018, the distribution of the mortgage loan portfolio by property type and geographic location were as follows ($ in millions):

	2019		2018
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Apartment buildings	$4,729	32.2%	$4,597	32.4%
Office buildings	4,101	27.9	4,150	29.2
Retail facilities	3,277	22.3	3,364	23.7
Industrial	2,329	15.8	1,866	13.1
Hotels	239	1.6	202	1.4
Residential	16	0.2	24	0.2
Other	6	—	6	—
Total	$14,697	100.0%	$14,210	100.0%

	2019		2018
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Location:
Central	$3,754	25.5%	$3,520	24.8%
South Atlantic	3,273	22.3	3,562	25.1
Pacific	3,255	22.1	2,916	20.5
Middle Atlantic	3,249	22.1	3,030	21.3
New England	1,148	7.8	1,183	8.3
Other	18	0.2	—	—
Total	$14,697	100.0%	$14,210	100.0%

At December 31, 2019 and 2018, $1 million and $3 million, respectively, of mortgage loans were past due 90 days and over.

The Company maintains a watchlist of commercial loans that may potentially be impaired. The general guidelines analyzed to include commercial loans within the watchlist are loan-to-value ratio (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events, among others. Loans placed on the watchlist generally take priority in being revalued in the Company’s inspection/evaluation commercial loan program that revalues properties securing commercial mortgage loans. The guideline for analyzing residential loans occurs once a loan is 60 or more days delinquent. At that point, an appraisal or broker’s price opinion of the underlying asset is obtained.

19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Fair value of the collateral for commercial mortgages (excluding credit loans) over $5 million is updated every three years, unless a more current appraisal is warranted and commercial mortgages less than $5 million have an on-site inspection performed by an external inspection service every 3 years. If the loan is determined to be troubled, the loan is more frequently monitored as to its status. LTV, which is based on collateral values, is deemed as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2019 and 2018, LTVs on the Company’s mortgage loans were as follows (in millions):

	2019
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Retail Facilities	Industrial	Hotels	Residential	Other	Total
Above 95%	$—	$—	$128	$—	$—	$—	$—	$128
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	—	—	—	—	—	—	—	—
71% to 80%	516	123	26	—	—	—	—	665
Below 70%	4,213	3,978	3,123	2,329	239	16	6	13,904
Total	$4,729	$4,101	$3,277	$2,329	$239	$16	$6	$14,697

	2018
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Retail Facilities	Industrial	Hotels	Residential	Other	Total
Above 95%	$—	$—	$—	$—	$—	$—	$—	$—
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	—	43	—	—	—		—	43
71% to 80%	491	—	126	—	—	3	—	620
Below 70%	4,106	4,108	3,238	1,866	202	21	6	13,547
Total	$4,597	$4,151	$3,364	$1,866	$202	$24	$6	$14,210

At December 31, 2019 and 2018, impaired mortgage loans were as follows (in millions):

	2019
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$1	$2	$—	$—
Commercial	128	(17)	—	5	—	—
Total	$128	$(17)	$1	$7	$—	$—

	2018
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$3	$3	$—	$—
Commercial	—	—	—	—	—	—
Total	$—	$—	$3	$3	$—	$—

20

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Other Invested Assets
The carrying value of other invested assets at December 31, 2019 and 2018 consisted of the following (in millions):

	2019	2018
Investment in MCF	$676	$630
Limited partnerships and limited liability companies	665	503
Other investments	128	125
Real estate investment property(1)	101	57
LIHTC investments	53	66
Total other invested assets	$1,623	$1,381
(1) At December 31, 2019 and 2018, the Company had $1 million and $1 million, respectively, of real estate that was held for sale, which consisted of residential properties acquired through foreclosure.

Net investment income (loss) and change in unrealized gains for other invested assets for the years ended December 31, 2019, 2018 and 2017 consisted of the following (in millions):

	2019		2018		2017
	Net Investment Income (Loss)	Unrealized Gains (Losses)(1)	Net Investment Income (Loss)	Unrealized Gains (Losses)(1)	Net Investment Income (Loss)	Unrealized Gains (Losses)(1)
Investment in MCF	$99	$46	$77	$29	$63	$28
Limited partnerships and limited liability companies	16	40	4	—	39	9
Other investments	6	—	6	—	5	1
Real estate investment property	9	—	4	—	4	—
LIHTC investments	(14)	—	(16)	—	(36)	—
Total other invested assets	$116	$86	$75	$29	$75	$38
(1) Includes unrealized foreign exchange gains (losses) of ($4) million, less than $1 million, and $1 million in 2019, 2018, and 2017, respectively.

Limited partnerships and limited liability companies primarily consist of limited partnership interests in mezzanine funds, wind energy investments, and other equity investments. Distributions, other than those deemed a return of capital, are recorded as Net investment income in the accompanying Statutory Statements of Operations. Undistributed earnings are included in unrealized gains and losses in surplus.

Investment in MCF consists of the Company's equity investment in this affiliate. The Company owns a majority interest in MCF. Dividends are recorded in Net investment income in the accompanying Statutory Statements of Operations when declared and changes in the equity of this investment are recorded in unrealized gains and losses in surplus. Refer to Note 11 - Related Party Transactions for more details on other transactions held with MCF.

Other investments consist primarily of investments in surplus notes and other investments with characteristics of debt. Interest earned on these investments is included in Net investment income in the accompanying Statutory Statements of Operations.

21

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

The Company receives tax credits related to its investments in LIHTC partnerships. The Company’s unexpired tax credits on its investments in LIHTC expire within a range of 3 year to 10 years. During 2019 and 2018, the Company recorded amortization on these investments under the proportional amortized cost method of $14 million and $16 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $18 million, $26 million, and $34 million for 2019, 2018 and 2017, respectively. The minimum holding period required for the Company’s LIHTC investments extends from 3 years to 12 years. The LIHTC investments are periodically subject to regulatory reviews by housing authorities where the properties are located. The Company is not aware of any adverse issues related to such regulatory reviews The Company's investment in LIHTC partnerships includes $9 million and $11 million of unfunded commitments at December 31, 2019 and 2018, respectively.
Assets on Deposit or Pledged as Collateral
At December 31, 2019 and 2018, the Company’s restricted assets (including pledged collateral) were as follows ($ in millions):

	2019
	Gross (Admitted and Nonadmitted) Restricted					Percentage
Restricted Asset Category	Total General Account (G/A)	Total From Prior Year	Increase (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$675	$675	$—	$—	$675	0.41%	0.41%
Subject to reverse repurchase agreements	220	220	—	—	220	0.13%	0.13%
Subject to dollar repurchase agreements	1	—	1	—	1	0.00%	0.00%
Letter stock or securities restricted as to sale - excluding Federal Home Loan Bank (“FHLB”) capital stock	20	19	1	—	20	0.01%	0.01%
FHLB capital stock	28	28	—	—	28	0.02%	0.02%
On deposit with states	4	3	1	—	4	0.00%	0.00%
Total restricted assets	$948	$945	$3	$—	$948	0.57%	0.58%

22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

	2018
	Gross (Admitted and Nonadmitted) Restricted					Percentage
Restricted Asset Category	Total General Account (G/A)	Total From Prior Year	Increase (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$675	$675	$—	$—	$675	0.44%	0.44%
Subject to reverse repurchase agreements	220	223	(3)	—	220	0.14%	0.14%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	19	7	12	—	19	0.01%	0.01%
FHLB capital stock	28	26	2	—	28	0.02%	0.02%
On deposit with states	3	4	(1)	—	3	0.00%	0.00%
Total restricted assets	$945	$935	$10	$—	$945	0.61%	0.62%
Loaned Securities and Repurchase Agreements
The Company participates in securities lending programs whereby securities, which are included in investments, are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. For securities lending transactions, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. The borrower of the loaned securities is permitted to sell or repledge those securities. At December 31, 2019 and 2018, the Company recorded cash collateral received under these agreements of $675 million, and established a corresponding liability for the same amount, which is included in Amounts payable under security lending agreements in the accompanying Statutory Statements of Financial Position. For securities lending transactions, the carrying value of securities classified as bonds and on loan at December 31, 2019 was $625 million, with a fair value of $659 million. At December 31, 2018, the carrying value was $685 million, with a fair value of $659 million. The reinvested collateral is reported in bonds, Cash equivalent and short-term investments in the accompanying Statutory Statements of Financial Position. The total fair value of all reinvested collateral positions was $691 million and $687 million at December 31, 2019 and 2018, respectively.

The Company participates in dollar repurchase agreements to sell and repurchase securities. The purchaser of the securities is permitted to sell or repledge those securities. The liability for repurchasing the assets is included in Borrowed money in the accompanying Statutory Statements of Financial Position. At December 31, 2019, the Company was a party to dollar repurchase agreements in the general account for $1 million. At December 31, 2018, the Company did not have any dollar repurchase agreements in the general account. At December 31, 2019 and 2018, the Company was not a party to any dollar repurchase agreements in the separate accounts.

At December 31, 2019, the carrying value and fair value of securities held under agreements to purchase and resell was $220 million, which were classified as tri-party reverse repurchase agreements and included with Cash, cash equivalents and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of two days and a weighted average yield of 1.5%. At December 31, 2018, the carrying value and fair value of securities held under agreements to purchase and resell was $220 million, which were classified as tri-party reverse repurchase agreements and included with Cash, cash equivalents and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of two days and a weighted average yield of 2.9%.

23

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Collateral Received
At December 31, 2019 and 2018, assets received as collateral are reflected within the accompanying Statutory Statements of Financial Position, along with a liability to return such collateral were as follows ($ in millions):

	2019
Cash Collateral Assets	Book/Adjusted Carrying Value	Fair Value	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$675	$675	0.6%	0.6%
Derivatives	337	337	0.3	0.3
Cash received on repurchase transactions	1	1	—	—
Total	$1,013	$1,013	0.8%	0.8%

	2018
Cash Collateral Assets	Book/Adjusted Carrying Value	Fair Value	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$675	$675	0.6%	0.6%
Derivatives	307	307	0.3	0.3
Total	$982	$982	0.9%	0.9%

Cash received on securities lending transactions and repurchase agreements is then reinvested in short-term investments and bonds with various maturities.

	2019		2018
Recognized Liability to Return Collateral	Amount	% Total Liabilities	Amount	% Total Liabilities
Amounts payable under securities lending agreements	$675	0.6%	$675	0.6%
Other liabilities (derivatives)	331	0.3	302	0.3
Separate accounts liabilities (derivatives)	6	—	5	—
Borrowed money (repurchase agreements)	1	—	—	—
Total	$1,013	0.9%	$982	0.9%

24

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Composition of Collateral Received
The following table presents the terms and amounts of cash collateral received under security lending transactions and dollar repurchase agreements for the following types of securities loaned at December 31, 2019 and 2018 (in millions):

	2019
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less		31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$30	$—		$—	$—	$—	$30
U.S. government corporation & agencies	14	1	(1)	—	—	—	15
Foreign governments	1	—		—	—	—	1
U.S. corporate	555	—		—	—	—	555
Foreign corporate	75	—		—	—	—	75
Non-agency ABS	—	—		—	—	—	—
Total general account securities lending transactions	$675	$1		$—	$—	$—	$676
(1) Represents dollar repurchase agreements in the general account

	2018
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$58	$—	$—	$—	$—	$58
U.S. government corporation & agencies	38	—	—	—	—	38
Foreign governments	5	—	—	—	—	5
U.S. corporate	471	—	—	—	—	471
Foreign corporate	103	—	—	—	—	103
Non-agency ABS	—	—	—	—	—	—
Total general account securities lending transactions	$675	$—	$—	$—	$—	$675

At December 31, 2019 and 2018, there was no separate account securities cash collateral received under securities lending agreements.

25

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Reinvestment of Collateral Received
The following tables present the term and aggregate fair value at December 31, 2019 and 2018 from the reinvestment of all collateral received in securities lending and dollar repurchase agreements (in millions):

	2019		2018
Period to Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 days or less	416	416	448	448
31 to 60 days	65	65	25	25
61 to 90 days	22	22	5	5
91 to 120 days	5	5	—	—
121 to 180 days	33	33	11	11
181 to 365 days	26	26	40	40
1 to 2 years	107	107	85	85
2 to 3 years	15	15	62	62
Greater than 3 years	3	3	11	11
Total collateral reinvested	$692	$692	$687	$687

To help manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company invests in highly liquid assets.
Reverse Repurchase Agreement Transactions
The following table provides contractual maturity related to tri-party reverse repurchase agreements at December 31, 2019 and 2018 (in millions):

	2019		2018
	Maximum Balance	Ending Balance	Maximum Balance	Ending Balance
Open - No Maturity	$—	$—	$—	$—
Overnight	$—	$—	$—	$—
2 Days to 1 Week	$228	$220	$223	$220
> 1 Week to 1 Month	$—	$—	$—	$—
> 1 Month to 3 Months	$—	$—	$—	$—
> 3 Months to 1 Year	$—	$—	$—	$—
> 1 Year	$—	$—	$—	$—

At December 31, 2019 and 2018, the Company did not have any defaulted reverse repurchase agreements.

26

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

The following table presents the fair value of securities acquired under tri-party reverse repurchase agreement transactions, which were all NAIC rating of 1, for all four quarters of 2019 and 2018 (in millions):

	Maximum Balance	Ending Balance
Fourth Quarter 2019	$228	$220
Third Quarter 2019	$195	$178
Second Quarter 2019	$183	$182
First Quarter 2019	$224	$178

Fourth Quarter 2018	$223	$220
Third Quarter 2018	$227	$220
Second Quarter 2018	$230	$225
First Quarter 2018	$220	$210

The following table presents the securities at fair value pledged as collateral used in tri-party reverse repurchase agreements by remaining contractual maturity for four quarters of 2019 and 2018 (in millions):

	Overnight and Continuous	30 days or Less	31 to 90 Days	> 90 Days
Maximum Amount
Fourth Quarter 2019	$—	$—	$—	$233
Third Quarter 2019	$—	$—	$—	$198
Second Quarter 2019	$—	$—	$—	$187
First Quarter 2019	$—	$—	$—	$228

Fourth Quarter 2018	$—	$—	$—	$228
Third Quarter 2018	$—	$—	$—	$232
Second Quarter 2018	$—	$—	$—	$235
First Quarter 2018	$—	$—	$—	$225

Ending Balance
Fourth Quarter 2019	$—	$—	$—	$224
Third Quarter 2019	$—	$—	$—	$182
Second Quarter 2019	$—	$—	$—	$186
First Quarter 2019	$—	$—	$—	$181

Fourth Quarter 2018	$—	$—	$—	$225
Third Quarter 2018	$—	$—	$—	$224
Second Quarter 2018	$—	$—	$—	$229
First Quarter 2018	$—	$—	$—	$215

At December 31, 2019, the Company did not have a recognized receivable for return of collateral or a recognized liability to return collateral.

27

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Insurer Self-Certified Securities
The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as "5GI Securities" ($ in millions):

General Account	2019			2018
Investments	Number of 5GI Securities	Carrying Value	Estimated Fair Value	Number of 5GI Securities	Carrying Value	Estimated Fair Value
Bonds	4	$3	$4	2	$3	$1
Loan-backed and structured securities	6	5	6	3	5	5
Preferred stock	1	—	—	—	—	—
Total	11	$8	$10	5	$8	$6

The Company did not have any 5GI securities in its separate accounts at December 31, 2019 and 2018.
Wash Sales
In the course of the Company’s investment management activities, securities may be sold and purchased within 30 days of the sale date to meet individual portfolio objectives and to achieve the ongoing rebalancing of exposure.

The details by NAIC designation of 3 or below, or unrated, of securities sold during the years ended December 31, 2019 and 2018, and reacquired within 30 days of the sale date are as follows ($ in millions):

2019
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Realized Gains (Losses)
Bonds	NAIC 3	—	$—	$—	$—
Bonds	NAIC 4	—	—	—	—
Bonds	NAIC 5	—	—	—	—
Bonds	NAIC 6	—	—	—	—
Preferred stock	NAIC 3	—	—	—	—
Preferred stock	NAIC 4	—	—	—	—
Preferred stock	NAIC 5	—	—	—	—
Preferred stock	NAIC 6	—	—	—	—
Common stock		93	3	4	—
		93	$3	$4	$—

28

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

2018
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Realized Gains (Losses)
Bonds	NAIC 3	—	$—	$—	$—
Bonds	NAIC 4	4	1	1	—
Bonds	NAIC 5	1	—	—	—
Bonds	NAIC 6	—	—	—	—
Preferred stock	NAIC 3	1	—	—	—
Preferred stock	NAIC 4	—	—	—	—
Preferred stock	NAIC 5	—	—	—	—
Preferred stock	NAIC 6	—	—	—	—
Common stock		497	70	72	3
		503	$71	$73	$3

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, equity, and currency risk. These derivative instruments include foreign currency and bond forwards, interest rate and equity options, interest rate futures, interest rate, total return and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange traded derivatives are executed through regulated exchanges and require daily posting of initial and variation margin. The Company is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange traded futures, OTC-cleared derivatives require initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset amounts for derivatives executed with the same counterparty under the same master netting agreement with the associated collateral.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes ("CSAs") negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In addition, certain of the Company’s

29

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions thereunder. Cash collateral is invested in short-term investments The aggregate fair value of all OTC-bilateral derivative instruments with credit-risk-related contingent features that are in a net liability position at December 31, 2019 and 2018 was $3 million and 2 million, respectively, for which the Company has posted collateral with a fair value of $2 million and $ 2 million, respectively. If the credit contingent features had been triggered at December 31, 2019, the Company estimates that it would have to post $2 million for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions, in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date. At December 31, 2019 and 2018, the Company held collateral for derivatives of $391 million and $325 million, respectively, including $68 million and 23 million, respectively, of securities. Fair value of derivatives in a net asset position, net of collateral, was $0 million and $1 million at December 31, 2019 and 2018, respectively.
Interest Rate Risk Management
The Company enters into various types of interest rate derivatives primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate (Treasury) futures are used by the Company to manage duration of the Company's fixed income portfolio. Interest rate futures are exchange traded contracts to buy or sell a bond at a specific price at a future date.
Interest rate options are used by the Company to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts, the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contract until an agreed upon interest rate ceiling, if applicable.
Replication Transactions
Bond forwards and total return swaps are paired with investment grade bonds to replicate the return and price risk of long-dated fixed income securities.
Currency Risk Management
The primary purpose of the Company’s foreign currency hedging activities is to protect the value of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception and calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

30

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Equity Risk Management
The Company purchases equity put options to minimize exposure to the equity risk associated with guarantees on certain underlying policyholder liabilities. There are upfront fees paid related to option contracts at the time the agreements are entered into.

The following tables present the notional amount, gross fair value and carrying value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting at December 31, 2019 and 2018 (in millions):

	2019
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Foreign currency swaps	Currency	$14	$2	$—	$2	$—
Interest rate swaps	Interest	12	4	—	—	—
Replications:
Bond forwards	Interest	5	—	1	—	—
Total return swaps	Interest	5	—	—	—	—
Total derivatives qualifying and designated		36	6	1	2	—
Derivatives not designated:
Foreign currency forwards	Currency	335	2	3	2	3
Foreign currency swaps	Currency	3,673	280	30	280	30
Futures	Interest	35	—	—	—	—
Equity options	Equity	290	9	—	9	—
Interest rate options	Interest	42,972	1	—	1	—
Interest rate swaps	Interest	2,480	71	2	71	2
Total derivatives not designated		49,785	363	35	363	35
Total derivatives		$49,821	$369	$36	$365	$35
(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.
(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.
(3) The carrying value of derivatives in an asset position is reported within Other investments and the carrying value of derivatives in a liability position is reported within Other liabilities in the accompanying Statutory Statements of Financial Position.

31

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

	2018
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Foreign currency swaps	Currency	$68	$13	$—	$14	$—
Interest rate swaps	Interest	12	3	—	—	—
Total derivatives qualifying and designated		80	16	—	14	—
Derivatives not designated:
Foreign currency forwards	Currency	195	3	—	3	—
Foreign currency swaps	Currency	3,227	309	42	309	42
Futures	Interest	18	—	—	—	—
Equity options	Equity	652	33	—	33	—
Interest rate options	Interest	44,773	32	—	32	—
Interest rate swaps	Interest	2,754	27	62	27	62
Total derivatives not designated		51,619	404	104	404	104
Total derivatives		$51,699	$420	$104	$418	$104
(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.
(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.
(3) The carrying value of derivatives in an asset position is reported within Other investments and the carrying value of derivatives in a liability position is reported within Other liabilities in the accompanying Statutory Statements of Financial Position.
Cash Flow Hedges
The Company’s cash flow hedges primarily include hedges of floating rate securities and foreign currency denominated assets. Derivative instruments used in cash flow hedges that meet criteria indicating that they are highly effective are valued and reported in a manner that is consistent with the hedged asset.

The Company designates and accounts for the following as qualified cash flow hedges: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

The following table presents the effects of derivatives in cash flow hedging relationships for the years ended December 31, 2019, 2018 and 2017 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2019	2018	2017	2019	2018	2017	2019	2018	2017
Foreign currency swaps	$(12)	$5	$(1)	$10	$—	$(4)	$1	$1	$1
Interest rate swaps	—	—	—	—	—	—	—	—	—
Total	$(12)	$5	$(1)	$10	$—	$(4)	$1	$1	$1
(1) The amount of gain (loss) recognized in surplus is reported as a Change in net unrealized losses on investments in the accompanying Statutory Statements of Changes in Surplus.

32

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Derivatives Not Designated
The following table summarizes the surplus and net income impact on derivative instruments not designated for hedge accounting for the years ended December 31, 2019, 2018 and 2017 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2019	2018	2017	2019	2018	2017	2019	2018	2017
Equity options	$(5)	$9	$(15)	$(4)	$—	$—	$(7)	$(7)	$(7)
Foreign currency forwards	(4)	3	(5)	14	9	(5)	—	—	—
Foreign currency swaps	(16)	187	(239)	36	3	10	46	35	30
Futures	(1)	—	—	1	(1)	—	—	—	—
Interest rate options	(10)	(2)	(3)	—	—	—	(21)	(13)	(8)
Interest rate swaps	103	(39)	5	—	(27)	—	8	10	19
Total	$67	$158	$(257)	$47	$(16)	$5	$26	$25	$34
(1) The amount of gain (loss) recognized in surplus is reported as a Change in net unrealized gains (losses) on investments in the accompanying Statutory Statements of Changes in Surplus.

NOTE 8 - SEPARATE ACCOUNTS
Separate Accounts Activity
The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions, including variable universal life (“VUL”) insurance products guaranteed, VUL insurance products non-guaranteed, variable annuity (“VA”) products non-guaranteed, universal life (“UL”) insurance products guaranteed.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

The separate accounts are subject to Section 2932 of the Delaware Insurance Code and the regulations there under. Assets of guaranteed separate accounts are invested in accordance with the provisions of Chapter 13 of the Delaware Insurance Code.

All items that were permitted for separate accounts reporting were supported by state statute.

33

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 8 - SEPARATE ACCOUNTS (continued)

The assets legally and not legally insulated from the general account at December 31, 2019 and 2018 are attributed to the following products/transactions (in millions):

	2019		2018
Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(1)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(2)
VA products non-guaranteed	$29,735	$33	$25,348	$33
VUL insurance products non-guaranteed	9,188	1	6,913	3
UL insurance products guaranteed	5,955	13	5,960	8
VUL insurance products guaranteed	216	6	195	6
Total	$45,094	$53	$38,416	$50
(1) Separate accounts assets classified as not legally insulated support $37 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $13 million of derivatives, $2 million of other liabilities and $1 million of surplus.
(2) Separate accounts assets classified as not legally insulated support $33 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $10 million of derivatives, $5 million of other liabilities, $1 million of payable for securities and $1 million of surplus.
Guaranteed Separate Accounts
The Company maintains four guaranteed separate accounts for universal life insurance policies and one guaranteed separate accounts for a private placement variable universal life policy, with assets of $6,190 million and $6,169 million at December 31, 2019 and 2018, respectively. These accounts provide a guarantee of principal and interest with a market value adjustment imposed upon certain surrenders. A transfer adjustment charge is imposed upon certain transfers. Interest rates on these contracts may be adjusted periodically. The assets of these separate accounts are stated at amortized cost up to the value of policyholder reserves and at fair value thereafter. Certain derivatives not qualifying for hedge accounting are stated at fair value.
Non-Guaranteed Separate Accounts
The Company maintains non-guaranteed separate accounts for its VA and VUL products, some of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $38,957 million and $32,297 million at December 31, 2019 and 2018, respectively. The assets of these separate accounts represent investments in shares of New York Life sponsored MainStay VP Funds Trust and other non-proprietary insurance-dedicated funds.

Certain of these variable contracts have guaranteed minimum death benefit (“GMDB”) and guaranteed minimum accumulation benefit (“GMAB”) features that are guaranteed by the assets of the general account.

To compensate the general account for the risk taken, the separate accounts have paid risk charges as follows for the past five years (in millions):

Year	Amount
2019	$54
2018	$54
2017	$51
2016	$49
2015	$46

34

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 8 - SEPARATE ACCOUNTS (continued)

The general account of the Company made payments toward separate accounts guarantees as follows for the past five years (in millions):

Year	Amount
2019	$3
2018	$7
2017	$7
2016	$9
2015	$7

The general account holds reserves on these guarantees. Refer to Note 12 - Insurance Liabilities for discussion of GMAB and GMDB reserves.

Information regarding the separate accounts of the Company for the years ended December 31, 2019 and 2018 was as follows (in millions):

	2019
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$1	$—	$3,108	$3,109
Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$37,978	$37,978
Amortized cost	5,672	493	—	6,165
Total reserves	$5,672	$493	$37,978	$44,143
By withdrawal characteristics:
With fair value adjustment	$5,672	$493	$—	$6,165
At fair value	—	—	37,978	37,978
Total reserves	$5,672	$493	$37,978	$44,143

	2018
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$8	$—	$1,911	$1,919
Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$31,382	$31,382
Amortized cost	5,663	485	—	6,148
Total reserves	$5,663	$485	$31,382	$37,530
By withdrawal characteristics:
With fair value adjustment	$5,663	$485	$—	$6,148
At fair value	—	—	31,382	31,382
Total reserves	$5,663	$485	$31,382	$37,530

35

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 8 - SEPARATE ACCOUNTS (continued)

The following is a reconciliation of net transfers to (from) the general account to the separate accounts (in millions):

	2019	2018	2017
Transfers as reported in the Separate Accounts Statement:
Transfers to separate accounts	$3,110	$1,918	$1,948
Transfers from separate accounts	(2,412)	(2,128)	(1,705)
Net transfers to (from) separate accounts	698	(210)	243
Reconciling adjustment:
Reinsurance ceded	—	—	(3)
Net transfers as reported in the Company’s Statutory Statements of Operations	$698	$(210)	$240

NOTE 9 - FAIR VALUE MEASUREMENTS

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, "Fair Value Measurements". Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than level 1 prices, such as quoted prices in active markets for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

36

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

Determination of Fair Value
The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.
In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

The following tables present the carrying amounts and estimated fair value of the Company’s financial instruments at December 31, 2019 and 2018 (in millions):

	2019
	Fair Value	Carrying Value	Level 1	Level 2	Level 3	NAV as a Practical Expedient
Assets:
Bonds	$93,812	$88,631	$83	$90,712	$3,017	$—
Preferred stocks	28	13	—	1	27	—
Common stocks(1)	1,644	1,644	1,521	—	40	83
Mortgage loans	15,249	14,697	—	—	15,249	—
Cash, cash equivalents and short-term investments	1,436	1,436	94	1,342	—	—
Derivatives	369	365	—	368	1	—
Derivatives collateral	2	2	—	2	—	—
Other invested assets(1)	208	173	—	103	105	—
Investment income due and accrued	741	741	—	741	—	—
Separate accounts assets	45,477	45,147	38,670	5,534	978	295
Total assets	$158,966	$152,849	$40,368	$98,803	$19,417	$378
Liabilities:
Annuities certain	$1,104	$1,073	$—	$—	$1,104	$—
Derivatives	36	35	—	36	—	—
Derivatives collateral	331	331	—	331	—	—
Amounts payable under securities lending agreements	676	676	—	676	—	—
Separate accounts liabilities - derivatives	17	13	—	14	3	—
Total liabilities	$2,164	$2,128	$—	$1,057	$1,107	$—
(1)Excludes investments accounted for under the equity method.

37

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

	2018
	Fair Value	Carrying Value	Level 1	Level 2	Level 3	NAV as a Practical Expedient
Assets:
Bonds	$84,538	$84,920	$51	$81,405	$3,082	$—
Preferred stocks	21	12	—	—	21	—
Common stocks(1)	1,315	1,315	1,227	—	37	51
Mortgage loans	14,183	14,210	—	—	14,183	—
Cash, cash equivalents and short-term investments	1,891	1,891	86	1,805	—	—
Derivatives	420	418	—	388	32	—
Derivatives collateral	3	3	—	3	—	—
Other invested assets(1)	209	187	—	96	113	—
Investment income due and accrued	712	712	—	712	—	—
Separate accounts assets	38,466	38,466	32,035	5,284	874	273
Total assets	$141,758	$142,134	$33,399	$89,693	$18,342	$324
Liabilities:
Annuities certain	$942	$940	$—	$—	$942	$—
Derivatives	104	104	—	104	—	—
Derivatives collateral	302	302	—	302	—	—
Amounts payable under securities lending agreements	676	676	—	676	—	—
Separate accounts liabilities - derivatives	17	11	—	11	6	—
Total liabilities	$2,041	$2,033	$—	$1,093	$948	$—
(1)Excludes investments accounted for under the equity method.
Bonds
Bonds reported as Level 1 represent investments in certain exchange traded funds, which are allowed to be reported as bonds per the SVO instructions. These assets are priced based on unadjusted quoted prices in an active market. Securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses an income-based valuation approach using a discounted cash-flow model or it may use a market approach by looking at recent trades of a specific security to determine fair value on public securities or a combination of the two. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a market approach such as a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Investment Grade Corporate Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognized, reliable and well regarded benchmarks by participants in the financial services industry, which represent the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is standardized and based on market transactions. These securities are classified as Level 2.

Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.

38

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significant, the security is classified as Level 3.

The valuation techniques for most Level 3 bonds are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Included in bonds is an affiliated bond from MCF with a carrying value and a fair value of $2,151 million at December 31, 2019, and a carrying value and a fair value of $1,909 million at December 31, 2018. The fair value of this security is calculated internally and may include inputs that may not be observable. Therefore, this security is classified as Level 3.
Preferred Stocks
Preferred stocks valued using prices from third-party pricing services generally use a discounted cash flow model or a market approach to arrive at the security's fair value and are classified as Level 2. Preferred stocks classified as Level 3 are valued based on internal valuations where significant inputs are deemed to be unobservable.
Common Stocks
These securities are mostly comprised of exchange traded U.S. and foreign common stock and mutual funds. The fair value of these securities is primarily based on unadjusted quoted prices in active markets that are readily and regularly available and are classified as Level 1. Common stocks priced through an internal valuation where significant inputs are deemed to be unobservable, including securities issued by government organizations where fair value is fixed, are classified as Level 3. For common stocks that do not have a readily available fair value, NAV is used as a practical expedient.
Mortgage Loans
The estimated fair value of mortgage loans is determined using an income approach, based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs. These investments are classified as Level 3.
Cash, Cash Equivalents, Short-term Investments and Investment Income Due and Accrued
Cash on hand and money market mutual funds are classified as Level 1. Cash overdrafts (i.e. outstanding checks) are classified as Level 2. Due to the short-term maturities of cash equivalents, short-term investments, and investment income due and accrued, carrying value approximates fair valueand are classified as Level 2.
Derivatives
The fair value of derivative instruments is generally derived using valuation models that use an income approach, except for derivatives that are exchange-traded, which are valued using quoted prices in an active market. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, and other factors. Exchange traded derivatives are valued using a market approach as fair value is based on quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, where model inputs are observable for substantially the full term, are classified

39

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

as Level 2. Derivatives that are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.
Derivatives Collateral
The carrying value of these instruments approximates fair value since these assets and liabilities are generally short-term in nature.
Other Invested Assets
Other invested assets are principally comprised of LIHTC investments and other investments with characteristics of debt. The fair value of LIHTC investments is derived using an income valuation approach, which is based on a discounted cash flow calculation using a discount rate that is determined internally and therefore classified as Level 3 (refer to Note 6 - Investments for details on LIHTC investments). The fair value of the investments with debt characteristics is derived using an income valuation approach, which is based on discounted cash flow calculations that may or may not use observable inputs.
Separate Accounts Assets
Separate accounts assets reported as Level 1 in the fair value hierarchy are mostly comprised of exchange traded funds, common stocks and actively traded open-end mutual funds with a daily NAV. The NAV can be observed by redemption and subscription transactions between third parties, or may be obtained from third-party asset managers. Common stocks are generally traded on an exchange. Separate accounts assets reported as Level 2 relate to investments in U.S. government and treasury securities, corporate bonds and mortgage-backed securities. These separate accounts assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

The separate accounts also invest in limited partnerships and hedge fund investments. These investments are valued based on the latest NAV received.

The following tables provide additional information for investments that are measured at fair value using NAV as a practical expedient, as allowed under authoritative guidance, for investments that meet specified criteria (in millions):

2019
Category of Investment	Investment Strategy	Fair Value Determined using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$268	$—	Monthly, Quarterly and Semi Annual	180 days or less
Hedge fund	Sector investing	24	—	Monthly	30 days
Hedge fund	Fixed Income Arbitrage	2	—	Quarterly	100 days or less
Hedge fund	Long/short equity	1	—	Monthly	30 days
Mutual Funds	Multi Strategy, Global Allocation	83	—	Quarterly, Weekly	5 days - 45 days (Assets subject to lock up periods)
		$378	$—

40

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

2018
Category of Investment	Investment Strategy	Fair Value Determined using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$249	$—	Quarterly, Monthly	180 days or less
Hedge fund	Sector investing	23	—	Monthly	30 days
Hedge fund	Long/short equity	1	—	Monthly	30 days
Mutual funds	Multi-strategy, global allocation	51	—	Quarterly, Weekly	5 days - 45 days (Assets subject to lock up periods)
		$324	$—
Annuities Certain
Fair values for annuities certain liabilities are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.
Separate Accounts Liabilities – Derivatives
For separate accounts derivative instruments, fair value is determined using the same procedures as the general account disclosed above.

The following tables present the balances of assets and liabilities measured at fair value at December 31, 2019 and 2018 (in millions):

	2019
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Assets at fair value
Bonds
U.S. corporate	$—	$—	$14	$—	$14
Non-agency ABS	—	22	2	—	24
Total bonds	—	22	16	—	38
Common stocks	1,521	—	40	83	1,644
Derivatives	—	363	1	—	364
Separate accounts assets	38,663	—	1	295	38,959
Total assets at fair value	$40,184	$385	$58	$378	$41,005
Liabilities at fair value
Derivatives	$—	$35	$—	$—	$35
Separate accounts liabilities - derivatives(1)	—	6	—	—	6
Total liabilities at fair value	$—	$41	$—	$—	$41
(1) Separate accounts contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

41

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

	2018
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Assets at fair value
Bonds
U.S. corporate	$—	$6	$—	$—	$6
Non-agency RMBS	—	1	—	—	1
Non-agency ABS	—	3	21	—	24
Total bonds	—	10	21	—	31
Common stocks	1,227	—	37	51	1,315
Derivatives	—	372	32	—	404
Separate accounts assets	32,025	3	3	273	32,304
Total assets at fair value	$33,252	$385	$93	$324	$34,054
Liabilities at fair value
Derivatives	$—	$104	$—	$—	$104
Separate accounts liabilities - derivatives(1)	—	5	—	—	5
Total liabilities at fair value	$—	$109	$—	$—	$109
(1) Separate accounts contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

The tables below present a reconciliation of Level 3 assets and liabilities for the years ended December 31, 2019 and 2018 (in millions):

	2019
	Balance at 1/1	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at 12/31
Bonds:
U.S. corporate	$—	$15	$—	$—	$—	$—	$—	$—	$(1)	$14
Non-agency ABS	21	2	(21)	—	—	—	—	—	—	2
Total bonds	21	17	(21)	—	—	—	—	—	(1)	16
Common stocks	37	—	(1)	(1)	(2)	20	—	(13)	—	40
Derivatives	32	—	—	(21)	(10)	—	—	—	—	1
Separate accounts assets	3	—	—	(2)	—	—	—	—	—	1
Total	$93	$17	$(22)	$(24)	$(12)	$20	$—	$(13)	$(1)	$58

42

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

	2018
	Balance at 1/1	Change in Accounting Principle (1)	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at 12/31
Bonds:
Non-agency ABS	$1	$—	$20	$(1)	$—	$(3)	$6	$—	$—	$(2)	$21
Total bonds	1	—	20	(1)	—	(3)	6	—	—	(2)	21
Common stocks	32	—	3	(3)	(1)	5	4	—	(3)	—	37
Derivatives	4	—	—	(1)	(13)	(2)	44	—	—	—	32
Separate accounts assets	184	(182)	—	—	(2)	3	—	—	—	—	3
Total	$221	$(182)	$23	$(5)	$(16)	$3	$54	$—	$(3)	$(2)	$93

(1) In accordance with SSAP 100R, separate accounts assets which pertained primarily to investments in hedge funds were permitted to be shown as NAV as practical expedient instead of fair value.
Transfers Between Levels
Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads or as a result of a security measured at amortized cost at the beginning of the period, but measured at estimated fair value at the end of the period, or vice versa due to a ratings downgrade or upgrade.
Transfers into and out of Level 3
The Company’s basis for transferring assets and liabilities into and out of Level 3 is based on changes in the observability of data, a change in the security’s measurement.

Transfers into Level 3 totaled $17 million for the year ended December 31, 2019, which primarily relates to $15 million of a U.S. corporate security and $2 million of non-agency asset-backed securities that were measured at amortized cost at the beginning of the period and measured at fair value at the end of the period. Transfers out of Level 3 totaled $22 million for the year ended December 31, 2019, which primarily relates to $21 million from a non-agency asset-backed security that was measured at fair value at the beginning of the period and measured at amortized cost at the end of the period, and common stock securities of $1 million that had a level change due to the use of a quoted price in an active model market.
Transfers into Level 3 totaled $23 million for the year ended December 31, 2018, which primarily relates to non-agency asset-backed securities which were measured at amortized cost at the beginning of the period and measured at fair value at the end of the period. Transfers out of Level 3 totaled $5 million, which primarily relates to common stock securities of $3 million that had a level change from 3 to 1 and a non-agency asset-backed security of $1 million that had a level change from 3 to 2.

There were no liabilities measured at fair value at December 31, 2019 and 2018.

43

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2019, 2018, and 2017 were as follows (in millions):

	2019	2018	2017
Bonds	$3,454	$3,312	$3,193
Common stocks - unaffiliated	37	40	37
Mortgage loans	671	609	582
Policy loans	54	54	53
Other invested assets	125	83	83
Short-term investments	36	25	14
Derivative instruments	28	26	35
Gross investment income	4,405	4,149	3,997
Investment expenses	(178)	(161)	(146)
Net investment income	4,227	3,988	3,851
Net gain from separate accounts	47	43	50
Amortization of IMR	26	44	33
Net investment income, including amortization of IMR	$4,300	$4,075	$3,934

Due and accrued investment income is excluded from surplus when amounts are over 90 days past due or collection is uncertain.

The following table shows the Company's securities redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) and the amount of investment income generated as a result of a prepayment and/or acceleration fee, which is included in Bonds in the table above ($ in millions):

	2019		2018		2017
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
Number of cusips	166	108	133	64	190	95
Investment income	$48	$3	$36	$2	$71	$5

For the years ended December 31, 2019, 2018, and 2017, net realized capital gains (losses) were as follows (in millions):

	2019	2018	2017
Bonds	$(56)	$(2)	$44
Common stocks - unaffiliated	18	8	57
Other invested assets	(17)	(26)	(13)
Derivatives	57	(16)	2
Net realized capital gains (losses) before tax and transfers to the IMR	$2	$(36)	$90
Less:
Capital gains tax expense (benefit)	3	(24)	16
Net realized capital gains (losses) after tax transferred to IMR	19	(4)	40
Net realized capital gains (losses) after tax and transfers to the IMR	$(20)	$(8)	$34

44

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

Proceeds from investments in bonds sold were $1,224 million, $1,751 million and $4,015 million for the years ended December 31, 2019, 2018, and 2017, respectively. Gross gains of $44 million, $42 million and $117 million in 2019, 2018 and 2017 respectively, and gross losses of $16 million, $33 million and $43 million in 2019, 2018, and 2017, respectively, were realized on these sales. The Company computes gains and losses on sales under the specific identification method.

The following table provides a summary of OTTI losses included as realized capital losses for the years ended December 31, 2019, 2018 and 2017 (in millions):

	2019	2018	2017
Bonds	$(54)	$(25)	$(42)
Common and preferred stocks	(4)	(4)	(1)
Other invested assets	(19)	(15)	(12)
Total	$(77)	$(44)	$(55)

Refer to Note 20 - Loan-Backed and Structured Security Impairments for a list with each loan-backed and structured security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current reporting period.

The following tables present the Company’s gross unrealized losses and fair values for bonds and equity securities aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2019 and 2018 (in millions):

	2019
	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses(1)
Bonds
U.S. governments	$527	$7	$437	$16	$964	$23
All other governments	—	—	4	—	4	—
U.S. special revenue and special assessment	1,143	15	307	6	1,450	21
Industrial and miscellaneous unaffiliated	3,392	44	2,610	53	6,002	97
Parent, subsidiaries, and affiliates	2,150	—	—	—	2,150	—
Total bonds	7,212	66	3,358	75	10,570	141
Equity securities (unaffiliated)
Common stocks	187	9	—	—	187	9
Total equity securities	187	9	—	—	187	9
Total	$7,399	$75	$3,358	$75	$10,757	$150
(1)Includes unrealized losses of $2 million related to NAIC 6 bonds included in the statutory carrying amount.

45

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

	2018
	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses(1)
Bonds
U.S. governments	$665	$9	$2,101	$126	$2,766	$135
All other governments	22	1	75	1	97	2
U.S. special revenue and special assessment	3,104	79	3,705	200	6,809	279
Industrial and miscellaneous unaffiliated	28,600	882	12,352	677	40,952	1,559
Total bonds	32,391	971	18,233	1,004	50,624	1,975
Equity securities (unaffiliated)
Common stocks	593	48	24	1	617	49
Total equity securities	593	48	24	1	617	49
Total	$32,984	$1,019	$18,257	$1,005	$51,241	$2,024
(1)Includes unrealized losses of $4 million related to NAIC 6 bonds included in the statutory carrying amount.

At December 31, 2019, the gross unrealized loss on bonds and equity securities was comprised of approximately 1,326 and 619 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $97 million or 69% is related to unrealized losses on investment grade securities and $43 million or 31% is related to below investment grade securities. At December 31, 2018, the gross unrealized loss on bonds and equity securities was comprised of approximately 6,101 and 484 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $1,705 million, or 86%, is related to investment grade securities and $271 million, or 14%, is related to below investment grade securities. Investment grade is defined as a security having a credit rating from the NAIC of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor; or a comparable internal rating if an externally provided rating is not available.

The amount of gross unrealized losses for bonds where fair value had declined by 20% or more of the amortized cost, totaled $8 million. The period of time that each of these securities has continuously been below amortized cost by 20% or more consists of $5 million for six months or less, $1 million for greater than six months through 12 months, and $2 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment when it had the ability and intent to hold until recovery.

46

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

The change in unrealized capital gains (losses) for the years ended December 31, 2019 and 2018 were as follows (in millions):

	Change in Unrealized Gains (Losses)			Change in Unrealized Foreign Exchange Gains (Losses)			Change in Total Unrealized Gains (Losses)
	2019	2018	2017	2019	2018	2017	2019	2018	2017
Bonds	$6	$(3)	$2	$106	$(148)	$220	$112	$(151)	$222
Common stocks (unaffiliated)	240	(125)	89	(2)	(18)	28	238	(143)	117
Mortgage Loans	(17)	—	—	—	—	—	(17)	—	—
Other invested assets	90	29	37	(4)	—	1	86	29	38
Cash, cash equivalents and short-term investments	—	—	—	1	(1)	(1)	1	(1)	(1)
Derivatives	56	163	(258)	—	—	—	56	163	(258)
Total change in unrealized on investments	375	66	(130)	101	(166)	248	476	(101)	118
Capital gains tax expense (benefit)	(90)	28	(18)	—	—	—	(90)	28	(18)
Total change in unrealized gains (losses), net of tax	$285	$94	$(148)	$101	$(166)	$248	$386	$(73)	$100
NOTE 11 - RELATED PARTY TRANSACTIONS
Dividends Received
For the years ended December 31, 2019, 2018 and 2017, the Company received dividend distributions from MCF of $99 million, $77 million and $63 million, respectively.
Loan Agreements
The Company's interests in commercial mortgage loans are primarily held in the form of participations in mortgages originated or acquired by New York Life. A real estate property acquired through foreclosure is called REO Portfolio. The Company's interests in the ownership of REO Portfolio is called REO Ownership Interest. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company's proportionate interest (as evidenced by a participation certificate) in the underlying mortgage loan, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life's and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage loan origination or acquisition. Consistent with the participation arrangement, all mortgage loan documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company's approval.

On December 31, 2015 the Company and New York Life entered into a note funding agreement with MCF (as amended from time to time, the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “2015 Note”). On July 1, 2018, the 2015 Note was canceled and reissued (the “2018 Note”). The 2018 Note, which is included in Bonds in the accompanying Statutory Statements of Financial Position, had an outstanding balance for the Company of $2,151 million and $1,909 million at December 31, 2019 and 2018, respectively. During 2019, 2018 and 2017, the Company recorded interest income from MCF under the MCF Note Agreement of $99 million, $93 million and $79 million, respectively. Pursuant to the MCF Note Agreement and the 2018 Note issued thereunder, the Company and New York Life may provide an aggregate of up to $5,200 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025.

47

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirectly wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC, LLC. The interest-only loan, expected to be due and payable on August 10, 2022, was paid off in October 2017. At December 31, 2017, interest earned amounted to approximately $3 million.

The Company holds a first mortgage loan in the principal amount of $82.5 million to REEP-OFC 2300 Empire LLC, a wholly owned indirect subsidiary. The mortgage loan is collateralized with a pledge of an unleveraged equity interest in REEP MF Woodbridge IL LLC. The mortgage loan's maturity date is August 10, 2022 with fixed rate of 3.75% per annum. For the years ended December 31, 2019, 2018 and 2017, interest earned amounted to $3 million, $3 million and $1 million, respectively.
Service Agreements
New York Life provides the Company with certain services and facilities including, but not limited to, accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. For the years ended December 31, 2019, 2018 and 2017, the fees incurred associated with these services and facilities, amounted to $875 million, $891 million and $968 million, respectively, and are reflected in Operating expenses and Net investment income in the accompanying Statutory Statements of Operations.

New York Life Investment Management LLC (“NYLIM”), an indirect wholly-owned subsidiary of New York Life, provides the Company with certain services and facilities including, but not limited to, investment management and other administrative services. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. For the years ended December 31, 2019, 2018 and 2017, the fees incurred associated with these services and facilities amounted to $9 million, $11 million and $14 million, respectively, and are reflected in Operating expenses in the accompanying Statutory Statements of Operations.

The Company is a party to an investment advisory agreement with NYL Investors, as amended from time to time, whereby NYL Investors provides investment advisory and administrative services to the Company. For the years ended December 31, 2019, 2018 and 2017, the total cost for these services amounted to $131 million, $131 million and $125 million, respectively, which is included in the costs of services billed by New York Life to the Company. These costs are included in Net investment income in the accompanying Statutory Statement of Operations.

In addition, NYLIM has a management agreement with the MainStay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into an agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. For the years ended December 31, 2019, 2018 and 2017, the Company recorded fee income from NYLIM of $34 million, $35 million and $37 million, which is included in Other income in the accompanying Statutory Statements of Operations.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“NYLIFE Distributors”), an indirect wholly-owned subsidiary of New York Life, appointing NYLIFE Distributors as the underwriter and/or wholesale distributor of the Company’s variable product policies. For the years ended December 31, 2019, 2018 and 2017, the Company received service fees of $45 million, $45 million and $44 million, respectively, under a 12b-1 Plan Services Agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

48

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

The Company has an agreement with NYLIFE Securities LLC (“NYLIFE Securities”), an indirect wholly-owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of the Company's variable product policies. For the years ended December 31, 2019, 2018 and 2017, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $126 million, $117 million and $119 million, respectively, which is included in Operating expenses in the accompanying Statutory Statements of Operations.

The Company has a service fee agreement with NYLIFE Securities, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2019, 2018 and 2017, the fees incurred for these services amounted to $42 million, $43 million and $43 million, respectively, which is included in Operating expenses in the accompanying Statutory Statements of Operations.

For the years ended December 31, 2019 and 2018, the Company reported a net amount of $94 million and $59 million, respectively, as amounts payable to parent and affiliates. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.
Other Agreements
In connection with a $150 million land acquisition of a fee simple estate in land underlying an office building and related improvements and encumbered by a ground lease located at 1372 Broadway, New York, New York by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, in which the agreement sets forth the terms that govern, in part, each entity’s interest in the property. For each of the years ended December 31, 2019, 2018, and 2017, income earned amounted to approximately $3 million.

The Company sold various corporate owned life insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same terms as policies sold to unrelated customers. At December 31, 2019 and 2018, policyholder reserve balances for these policies amounted to $4,138 million and $4,022 million, respectively, and were included in Policy reserves and Separate accounts liabilities in the accompanying Statutory Statements of Financial Position.

The Company has also issued various COLI policies to the Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2019 and 2018, policyholder reserve balances for these policies amounted to approximately $465 million and $395 million, respectively, and were included in Policy reserves and Separate accounts liabilities in the accompanying Statutory Statements of Financial Position.

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations ranged from 3.50% to 7.65%. The Company has directed New York Life to make the payments under the annuity contracts directly to the beneficiaries under the structured settlement agreements. At December 31, 2019 and 2018, the carrying value of the interest in annuity contracts and the corresponding obligations under structured settlement agreements amounted to $9,084 million and $8,673 million, respectively.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations ranged from 8.25% to 8.75%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2019 and 2018, the policyholder reserves related to these contracts amounted to $147 million and $145 million, respectively, and are included in Policy reserves in the accompanying Statutory Statements of Financial Position.

49

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

The Company was compensated for each New York Life term policy or term rider that was converted to a universal life policy issued by the Company without any additional underwriting. For the years ended December 31, 2019, 2018 and 2017, the Company received $19 million, $20 million and $19 million, respectively, from New York Life for these services.

NOTE 12 - INSURANCE LIABILITIES

Liabilities for policy reserves, deposit funds and policy claims at December 31, 2019 and 2018 were as follows (in millions):

	2019	2018
Life insurance reserves	$27,704	$26,486
Annuity reserves and supplementary contracts with life contingencies	69,415	67,620
Asset adequacy and special reserves	19	25
Total policy reserves	97,138	94,131
Deposit funds	1,467	1,308
Policy claims	259	244
Total liabilities for policy reserves, deposit funds and policy claims	$98,864	$95,683
Life Insurance Reserves
Reserves for life insurance policies are maintained principally using the 1958 Commissioners’ Extended Term Mortality Table and the 1958, 1980, 2001 and 2017 Commissioners’ Standard Ordinary Mortality Tables under the Commissioners’ Reserve Valuation Method or Net Level Premium Reserve Method with valuation interest rates ranging from 1.0% to 5.8%. Reserves for universal life secondary guarantee products with multiple sets of cost of insurance are determined using the methodology outlined in the November 2011 Life Actuarial Task Force Statement.

For the years ended December 31, 2019 and 2018, there were no changes in reserve basis.

The Company has established policy reserves on contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP by approximately $190 million and $197 million at December 31, 2019 and 2018, respectively.

At December 31, 2019 and 2018, the Company’s liabilities for GMDB reserves, which are associated with certain variable life products, amounted to $14 million and $20 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

Surrender values are promised in excess of life reserves on certain policies. This excess is included as part of miscellaneous reserves. No surrender values are promised in excess of any other reserves. Additional reserves are held on account of anticipated extra mortality for policies subject to extra premiums.

At December 31, 2019 and 2018, the Company had $14,513 million and $12,737 million, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Delaware.

The tabular interest has been determined by formula as described in the NAIC instructions except for certain universal life products for which tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.

The Company has elected to establish reserves pursuant to VM-A and VM-C for contracts issued in 2019 and 2018, as allowed during the first three years following the operating date of the Valuation Manual.

50

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Annuity Reserves and Supplementary Contracts with Life Contingencies
Reserves for single premium immediate annuities, guaranteed future income annuities, and supplementary contracts involving life contingencies purchased prior to 2019 are based principally on 1983 Table A, A2000, 2012 IAR and the Commissioners’ Annuity Reserve Valuation Method (“CARVM”), with assumed interest rates ranging from 3.5% to 8.8%. Purchases in 2019 are reserved with valuation interest rates satisfying both the Maximum Valuation Interest Rates For Income Annuities ("VM-22") and the New York Department of Financial Services maximum valuation rate requirements and 2012 Individual Annuity Reserve Table.  The VM-22 rates range from 2.00% to 4.50%.

Reserves for fixed deferred annuities are based principally on 1971 Individual Annuity Mortality, 1983 Table A, A2000, 2012 IAR and the CARVM, with assumed interest rates ranging from 3.5% to 10.0%. Reserves for variable deferred annuities are based principally on 1994 Variable Annuity GMDB Mortality Table and the Variable Annuity Commissioners’ Annuity Reserve Valuation Method ("VM-21"), with assumed interest rates ranging from 3.5% to 8.25%. Generally, owners of the Company’s deferred annuities are able, at their discretion, to withdraw funds from their policies. For some policies, the withdrawals are subject to surrender charges in the early years.

At December 31, 2019 and 2018, the Company’s liabilities for GMDB and GMAB reserves, which are associated with variable annuity products, amounted to $19 million and $25 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

For the years ended December 31, 2019 and 2018, there were no changes in reserve basis.

The tabular interest has been determined by formula as described in the NAIC instructions except for individual deferred annuities for which tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.
Deposit Funds
Deposit funds at December 31, 2019 and 2018 were as follows (in millions):

	2019	2018
Fixed period annuities	$1,073	$940
Supplemental contracts without life contingencies	373	344
Continued interest accounts	21	24
Total deposit funds	$1,467	$1,308

51

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds
The following table reflects the withdrawal characteristics of annuity reserves and deposit fund liabilities at December 31, 2019 and 2018 ($ in millions):

Individual Annuities

	2019
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$26,505	$—	$—	$26,505	27%
At book value less current surrender charge of 5% or more	6,139	—	—	6,139	6
At fair value	—	—	28,855	28,855	30
Total with adjustment or at fair value	32,644	—	28,855	61,499	63
At book value without adjustment	20,899	—	—	20,899	21
Not subject to discretionary withdrawal	15,184	—	—	15,184	16
Total	$68,727	$—	$28,855	$97,582	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$74	$—	$—	$74

	2018
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$24,816	$—	$—	$24,816	27%
At book value less current surrender charge of 5% or more	6,585	—	—	6,585	7
At fair value	—	—	24,533	24,533	27
Total with adjustment or at fair value	31,401	—	24,533	55,934	61
At book value without adjustment	21,466	—	—	21,466	23
Not subject to discretionary withdrawal	14,014	—	—	14,014	15
Total	$66,881	$—	$24,533	$91,414	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$21	$—	$—	$—

52

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Group Annuities

	2019
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$69	$—	$—	$69	10%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at fair value	69	—	—	69	10
At book value without adjustment	48	—	—	48	7
Not subject to discretionary withdrawal	571	—	—	571	83
Total	$688	$—	$—	$688	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$—	$—	$—	$—

	2018
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$79	$—	$—	$79	11%
At book value less current surrender charge of 5% or more		—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at fair value	79	—	—	79	11
At book value without adjustment	51	—	—	51	7
Not subject to discretionary withdrawal	609	—	—	609	82
Total	$739	$—	$—	$739	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$—	$—	$—	$—

53

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Deposit-Type Contracts

	2019
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at fair value	—	—	—	—	—
At book value without adjustment	229	—	—	229	16
Not subject to discretionary withdrawal	1,238	—	—	1,238	84
Total	$1,467	$—	$—	$1,467	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$—	$—	$—	$—

	2018
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more		—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at fair value	—	—	—	—	—
At book value without adjustment	201	—	—	201	15
Not subject to discretionary withdrawal	1,107	—	—	1,107	85
Total	$1,308	$—	$—	$1,308	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$—	$—	$—	$—
54

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Withdrawal Characteristics of Life Insurance Reserves

The following tables reflect the withdrawal characteristics of life insurance reserves at December 31, 2019 and 2018 ($ in millions):

	2019
	General Account				Separate Accounts Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve		Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender, or policy loans:
Term policies with cash value	$—	$—	$—		$—	$—	$—
Universal life	18,879	18,864	18,005		5,949	5,949	5,949
Universal life with secondary guarantees	5,145	4,426	7,714		—	—	—
Indexed universal life	—	—	—		—	—	—
Indexed universal life with secondary guarantees	—	—	—		—	—	—
Indexed life	—	—	—		—	—	—
Other permanent cash value life insurance	—	—	—		—	—	—
Variable life	11	11	17		53	53	53
Variable universal life	1,403	1,400	1,585		9,350	9,190	9,286
Miscellaneous reserves	—	—	—		—	—	—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—		—	—	—
Accidental death benefits	—	—	—		—	—	—
Disability - active lives	—	—	2		—	—	—
Disability - disabled lives	—	—	74		—	—	—
Miscellaneous reserves	—	—	868		—	—	—
rounding			1
Miscellaneous reserves			869
Total life insurance (gross)	25,438	24,701	28,266	—	15,352	15,192	15,288
Reinsurance ceded	—	—	562		—	—	—
Total life insurance (net)	$25,438	$24,701	$27,704		$15,352	$15,192	$15,288

55

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

	2018
	General Account			Separate Accounts Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	17,800	17,773	17,378	5,953	5,953	5,953
Universal life with secondary guarantees	5,235	4,501	7,179	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	12	12	17	46	46	46
Variable universal life	1,376	1,372	1,542	7,059	6,899	6,999
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—	—	—	—
Accidental death benefits	—	—	—	—	—	—
Disability - active lives	—	—	2	—	—	—
Disability - disabled lives	—	—	73	—	—	—
Miscellaneous reserves	—	—	845	—	—	—
Total life insurance (gross)	24,423	23,658	27,036	13,058	12,898	12,998
Reinsurance ceded	—	—	550	—	—	—
Total life insurance (net)	$24,423	$23,658	$26,486	$13,058	$12,898	$12,998

NOTE 13 - REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota–share yearly renewable term basis for many products, except for custom guarantee universal life, survivorship custom guarantee universal life and asset flex products. Most of the ceded business is on an automatic basis. The quota–share currently ceded on new business ranges from 25% to 90%. All products are ceded from first dollar with the exception of variable universal life, which has a minimum size policy ceded of either $0 or $1 million. Cases in excess of the Company’s retention and certain substandard cases are ceded on a facultative basis. The majority of the Company's facultative reinsurance is for substandard cases which the Company typically cedes 90%.

The ceding of risk does not discharge the Company from its primary obligations to policyholders. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

56

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 13 - REINSURANCE (continued)

Life insurance ceded was 48% of total life insurance in-force at both December 31, 2019, and 2018. The reserve reductions taken for life insurance reinsured at December 31, 2019 and 2018 were $562 million and $550 million, respectively.

The effects of reinsurance for the years ended December 31, 2019, 2018 and 2017 were as follows (in millions):

	2019	2018	2017
Premiums:
Direct	$13,780	$12,771	$13,928
Assumed	5	5	4
Ceded	(517)	(541)	(616)
Net premiums	$13,268	$12,235	$13,316
Policyholders’ benefits ceded	$496	$468	$774
Reinsurance recoverable	$60	$76	$207

Effective April 1, 2018, the Company’s coinsurance with funds withheld and modified coinsurance agreements with New York Life to cede 90% of a block of inforce life insurance business were terminated and the Company fully recaptured the risks related to the business previously reinsured under the agreements. The Company paid New York Life a recapture fee in the amount of $21 million pre-tax. The recapture of these reinsurance agreements did not have a material impact to the Company’s surplus. Prior to the recapture, the Company had ceded 90% of the retained portion of a block of in-force life insurance business through a reinsurance agreement with New York Life using a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for policies in the separate accounts. An experience refund was paid to the Company at the end of each accounting period for 100% of New York Life’s profits in excess of $5 million per year. Experience refunds received in 2018 and 2017 were $3 million and $71 million, respectively, which are reported in Premiums in the accompanying Statutory Statements of Operations.

The Company has reinsurance agreements with New York Life Agents Reinsurance Company (“NYLARC”). NYLARC is a life insurance company wholly-owned by NYLARC Holding Company, Inc., whose shareholders consist of New York Life’s top agents who meet certain criteria and who may also be agents of the Company or NYLIFE Insurance Company of Arizona ("NYLAZ"). NYLARC reinsures a portion of certain life insurance products sold by its shareholders. NYLARC’s purpose is to retain high production agents, and increase the volume and quality of the business that they submit to New York Life, NYLAZ and the Company.

NOTE 14 - BENEFIT PLANS

The Company participates in the cost of the following plans sponsored by New York Life: (1) certain postretirement life and health benefits for retired employees and agents including their eligible dependents, (2) certain defined benefit pension plans for eligible employees and agents (3) certain defined contribution plans for substantially all employees and agents and (4) postemployment benefits. The expense for these plans is allocated to the Company in accordance with an intercompany cost sharing agreement. The liabilities for these plans are included with the liabilities for the corresponding plan of New York Life. The Company’s share of the cost of these plans was as follows for the years ended December 31, 2019, 2018 and 2017 (in millions):

	2019	2018	2017
Defined benefit pension	$28	$31	$27
Defined contribution	10	9	9
Postretirement life and health	5	6	6
Total	$43	$46	$42

57

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 15 - COMMITMENTS AND CONTINGENCIES
Support and Credit Agreements
New York Life Capital Corporation (“NYLCC”), a wholly-owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2019 and 2018, the Company had no outstanding loan balance to NYLCC. During 2019, 2018 and 2017, the Company had no interest expense.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow from New York Life up to $490 million. During 2019 and 2018, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life dated April 1, 1999, as amended, in which New York Life may borrow from the Company up to $490 million. During 2019 and 2018, the credit facility was not used, no interest was paid and there was no outstanding balance due.
Guarantees
At the inception of a guarantee (except unlimited guarantees), the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee. This includes guarantees made on behalf of affiliates unless the guarantee is deemed unlimited. At December 31, 2019 and 2018, the Company had no such guarantees.
Litigation
The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Some of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.
Borrowed Money
Refer to Note 6 - Investments for a more detailed discussion of the Company's commitments for loaned securities and repurchase agreements.
Assessments
Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 15 - COMMITMENTS AND CONTINGENCIES (continued)

Other Commitments and Contingencies
Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the "Taiwan Branch"). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets, including policy liabilities were transferred to New York Life Insurance Taiwan Corporation ("Taiwan Corporation"), an indirect subsidiary of New York Life. On December 31, 2013, Taiwan Corporation was sold to Yuanta Financial Holding Co. Ltd. ("Yuanta"). Under the terms of the sale agreement, Yuanta has agreed to satisfy in full, or to cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation's obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. However, the Company, under Taiwan law, also remains contingently liable for these policies in the event that neither Taiwan Corporation nor Yuanta meets its obligations. This contingent liability of the Company has not been recognized on the accompanying Statutory Statements of Financial Position because it does not meet the probable and estimable criteria of SSAP No. 5R.

At December 31, 2019 and 2018, the Company and its guaranteed separate accounts had contractual commitments to extend credit for commercial mortgage loans at both fixed and variable rates of interest, which amounted to approximately $1,152 million and $1,291 million, respectively. These commitments are diversified by property type and geographic location. There were no contractual commitments to extend credit under residential loan agreements at December 31, 2019 and 2018.

At December 31, 2019 and 2018, the Company and its guaranteed separate accounts had outstanding contractual obligations to acquire additional private placement securities amounting to $848 million and $722 million, respectively.

Unfunded commitments on limited partnership, limited liability companies and other invested assets amounted to $323 million and $312 million at December 31, 2019 and 2018, respectively. Unfunded commitments on LIHTC amounted to $9 million and $11 million at December 31, 2019 and 2018, respectively. At December 31, 2019 and 2018, unfunded commitments on LIHTC are included in Other invested assets, with an offset in Other liabilities in the accompanying Statutory Statement of Financial Position.

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.
FHLB Agreement
The Company is a member of the FHLB of Pittsburgh. Membership in the FHLB of Pittsburgh provides the Company with a significant source of alternative liquidity. Advances received by the general account are included in Other liabilities in the accompanying Statutory Statements of Financial Position. When borrowing from the FHLB of Pittsburgh, the Company is required to post collateral in the form of eligible securities, including mortgage-backed, government and agency debt instruments for each of the advances received. Upon any event of default by the Company, the FHLB of Pittsburgh's recovery from the collateral is limited to the amount of the Company's liability to the FHLB of Pittsburgh.

The amount of FHLB of Pittsburgh common stock held, in aggregate exclusively in the Company’s general account at December 31, 2019 and 2018 was as follows (in millions):

	2019	2018
Membership stock - Class B (1)	$28	$28
Activity stock	—	—
Aggregate total	$28	$28
Actual or estimated borrowing capacity as determined by the insurer	$5,302	$5,073
(1) Membership stock is not eligible for redemption.

59

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 15 - COMMITMENTS AND CONTINGENCIES (continued)

At December 31, 2019 and 2018, the Company did not have an outstanding balance due to the FHLB of Pittsburgh. The maximum amount borrowed and collateral pledged to the FHLB of Pittsburgh during the years ended December 31, 2019 and 2018 was as follows (in millions):

	Fair Value	Carrying Value	Maximum Amount Borrowed During the Year
Current year general account	$525	$525	$325
Current year separate accounts	$—	$—	$—
Prior year total general and separate accounts	$31	$31	$10

The Company does not have any prepayment obligations for the borrowing arrangement.

NOTE 16 - INCOME TAXES

The components of the net DTAs and DTLs were as follows at December 31, 2019 and 2018 (in millions):

	2019			2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$1,040	$127	$1,167	$1,060	$164	$1,224	$(20)	$(37)	$(57)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	1,040	127	1,167	1,060	164	1,224	(20)	(37)	(57)
Nonadmitted DTAs (1)	350	—	350	296	—	296	54	—	54
Subtotal net admitted DTAs	690	127	817	764	164	928	(74)	(37)	(111)
Gross DTLs	323	204	527	456	146	602	(133)	58	(75)
Net admitted DTAs (2)	$367	$(77)	$290	$308	$18	$326	$59	$(95)	$(36)
(1) DTAs are nonadmitted primarily because they are not expected to be realized within three years of the Statutory Statements of Financial Position date.
(2) The total net admitted DTAs are included in Other assets in the accompanying Statutory Statements of Financial Position.

60

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The admission calculation components are as follows (paragraph references throughout Note 16 are to paragraphs of SSAP No. 101 “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10”) (in millions):

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (Paragraph 11.a)	$—	$4	$4	$—	$26	$26	$—	$(22)	$(22)
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from paragraph 11.a above) after application of the threshold limitation (the lesser of paragraph 11.b.i and 11.b.ii below):	263	23	286	292	8	300	(29)	15	(14)
Adjusted gross DTAs expected to be realized following the balance sheet date. (Paragraph 11.b.i)	263	23	286	292	8	300	(29)	15	(14)
Adjusted gross DTAs allowed per limitation threshold (Paragraph 11.b.ii)	N/A	N/A	1,360	N/A	N/A	1,239	N/A	N/A	121
Adjusted gross DTAs (excluding the amount of DTAs from paragraphs 11.a and 11.b above) offset by gross DTLs (Paragraph 11.c)	427	100	527	472	130	602	(45)	(30)	(75)
DTAs admitted as the result of application of SSAP 101 (Total of paragraphs 11.a, 11.b, 11.c).	$690	$127	$817	$764	$164	$928	$(74)	$(37)	$(111)

The ratio used to determine the applicable period used in paragraph 11.b.i above and the amount of adjusted capital and surplus used to determine the percentage threshold limitation in paragraph 11.b.ii above are as follows ($ in millions):

	December 31,
	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount.	1,080%	1,010%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in paragraph 11.b.ii above.	$9,065	$8,260

There was no impact on the Company’s adjusted gross and net admitted DTAs due to tax planning strategies at December 31, 2019 and 2018.

The Company did not use reinsurance in its tax planning strategies. The Company had no unrecognized DTLs at December 31, 2019 and 2018. Additionally, the Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.

The TCJA significantly changed U.S. tax law primarily by lowering the corporate income tax rate from 35% to 21% beginning in 2018. Deferred taxes were revalued to reflect the 21% corporate income tax rate with the following result (in millions):

	2018	2017
Deferred income tax benefit on change in net unrealized capital gains	$—	$14
Increase (decrease) in net deferred taxes related to other items	2	(296)
Increase (decrease) in net deferred taxes booked to surplus	2	(282)
Decrease to nonadmitted deferred taxes	—	325
Total change in net admitted DTAs	$2	$43

61

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

For tax years beginning January 1, 2018, the TCJA limits life insurance reserves for tax purposes to the greater of the net surrender value or 92.81% of NAIC required reserves effective January 1, 2018. Tax accounting for these changes required the restatement of December 31, 2017 life insurance tax reserves calculated using pre TCJA rules to the amounts required to be held under the TCJA. This revaluation requires establishing a “gross up” in which a new DTA for the revised statutory to tax difference is recorded and offset by a DTL in an equal amount. The Company recorded offsetting DTAs and DTLs in the provisional amount of $472 million in 2017.

The tax accounting was completed in 2018 within the measurement period, as defined in INT 18-01. On the basis of life insurance tax reserve computations that were completed during the reporting period, an additional measurement period tax reserve decrease of $24 million was recognized to the DTL and $24 million offset to the DTA, resulting in a total DTL of $448 million with a corresponding adjustment of $448 million to the DTA.

Significant components of the current federal and foreign income taxes for the years ended December 31, 2019, 2018 and 2017 were as follows (in millions):

	2019	2018	2017	Change 2019-2018	Change 2018-2017
Federal(1)	$227	$215	$248	$12	$(33)
Foreign	—	—	1	—	(1)
Subtotal	227	215	249	12	(34)
Federal income tax on net capital gains (losses)	4	(24)	15	28	(39)
Other (prior period correction)	(22)	(22)	—	—	(22)
Total federal and foreign income taxes	$209	$169	$264	$40	$(95)
(1) The Company had investment tax credits of $24 million, $30 million and $36 million for the years ended December 31, 2019, 2018 and 2017, respectively.

62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The tax effects of temporary differences that give rise to DTAs and DTLs at December 31, 2019 and 2018 were as follows (in millions):

	2019	2018	Change
DTAs
Ordinary:
Policyholder reserves	$662	$733	$(71)
Deferred acquisition costs	275	241	34
Investments	61	53	8
Pension accrual	27	27	—
Receivables - nonadmitted	12	4	8
Fixed assets	2	2	—
Other	1	—	1
Subtotal	1,040	1,060	(20)
Nonadmitted	350	296	54
Admitted ordinary DTAs	690	764	(74)
Capital:
Investments	127	164	(37)
Subtotal	127	164	(37)
Nonadmitted	—	—	—
Admitted capital DTAs	127	164	(37)
Total admitted DTAs	817	928	(111)
DTLs
Ordinary:
Policyholder reserves	284	410	(126)
Investments	39	45	(6)
Other	—	1	(1)
Subtotal	323	456	(133)
Capital:
Investments	204	146	58
Subtotal	204	146	58
Total DTLs	527	602	(75)
Net admitted DTAs	$290	$326	$(36)
Deferred income tax (expense)/benefit on change in net unrealized capital gains/(losses)			$(90)
Increase in net deferred taxes related to other items			109
Decrease in DTAs nonadmitted			(54)
Decrease in DTAs nonadmitted reported in prior period correction			$(1)

Total change in net admitted DTAs			$(36)

63

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The Company’s income tax expense for the years ended December 31, 2019, 2018 and 2017 differs from the amount obtained by applying the statutory rate of 21%, 21% and 35%, respectively, to net gain from operations after dividends to policyholders and before federal income taxes for the following reasons (in millions):

	2019	2018	2017	Change 2019-2018	Change 2018-2017
Net gain from operations after dividends to policyholders and before federal and foreign income taxes at statutory rate	$184	$103	$304	$81	$(201)
Net realized capital gains (losses) at statutory rate	—	(7)	31	7	(38)
Tax exempt income	(50)	(22)	(52)	(28)	30
Tax credits, net of withholding	(30)	(33)	(40)	3	7
Amortization of IMR	(5)	(9)	(12)	4	3
Impact of TCJA	—	(2)	296	2	(298)
Prior year audit liability and settlement	(15)	(3)	(1)	(12)	(2)
Non-admitted assets	(8)	(6)	12	(2)	(18)
Accruals in surplus	13	(7)	(4)	20	(3)
Other	12	(16)	12	28	(28)
Income tax incurred and change in net DTAs during period	$101	$(2)	$546	$103	$(548)
Federal income taxes reported in the Company's Statutory Statements of Operations	$227	$215	$249	$12	$(34)
Capital gains tax expense (benefit) incurred	4	(24)	15	28	(39)
Change in net deferred income taxes	(109)	(153)	282	44	(435)
Change in current and deferred income taxes reported in prior period correction	(21)	(40)	—	19	(40)
Total federal and foreign income tax expense	$101	$(2)	$546	$103	$(548)

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2010 and tax years 2011 through 2013 are currently under examination. There were no material effects on the Company’s accompanying Statutory Statements of Operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company did not have any operating loss and tax credit carry forwards available for tax purposes. The total income taxes incurred in prior years that will be available for recoupment in the event of future net losses total $4 million, $0 million and $0 million, related to the years ended December 31, 2019, 2018 and 2017, respectively.

As discussed in Note 3 – Significant Accounting Policies - Federal Income Taxes, the Company’s federal income tax return is consolidated with New York Life, NYLAZ, NYLIFE LLC, New York Life Enterprises LLC, NYL Investments, and NYL Investors.

At December 31, 2019 and 2018, the Company recorded a current income tax receivable of $46 million and $118 million, respectively, which is included in Other assets in the accompanying Statutory Statements of Financial Position.

At December 31, 2019, the Company had no protective tax deposits on deposit with the IRS under Section 6603 of the IRC.

64

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 17 - CAPITAL AND SURPLUS
Capitalization
The Company has 20,000 shares authorized, with a par value of $10,000 per share with 2,500 shares issued and outstanding. All shares are common stock and are owned by New York Life. The Company has no preferred stock.
Other Surplus Adjustments
Other adjustments, net in the accompanying Statutory Statements of Changes in Surplus at December 31, 2019, 2018 and 2017, principally include the effects of the following (in millions):

	2019	2018	2017
Surplus withdrawn from separate accounts	$44	$48	$44
Changes in surplus relating to separate accounts	(47)	(43)	(50)
Change in liability for reinsurance in unauthorized companies	(2)	1	2
Total	$(5)	$6	$(4)
Nonadmitted Assets
Under statutory accounting rules, a nonadmitted asset is defined as an asset having economic value other than that which can be used to fulfill policyholder obligations, or those assets that are unavailable due to encumbrances or other third-party interests. These assets are not recognized in the accompanying Statutory Statements of Financial Position, and are, therefore, considered nonadmitted. The changes between years in nonadmitted assets are charged or credited directly to surplus.

NOTE 18 - DIVIDENDS TO STOCKHOLDER

The Company is subject to restrictions on the payment of dividends to New York Life. Under the Delaware Insurance Code, cash dividends can be paid only out of that part of the Company’s available and accumulated surplus funds which are derived from realized net operating profits on its business and realized capital gains, and dividends (or other distributions) on capital stock can be declared and paid only out of earned surplus (being an amount equal to the unassigned funds of the Company as set forth in its most recent annual statement submitted to the Delaware Insurance Commissioner (“the Commissioner”), including all or part of the surplus arising from unrealized capital gains or revaluation of assets), except as otherwise approved by the Commissioner (provided that stock dividends may be paid out of any available surplus funds). Furthermore, no extraordinary dividend may be paid until 30 days after the Commissioner has received notice of such declaration and has not disapproved such payment within such 30 day period, or the Commissioner has approved such payment within that 30 day period. Extraordinary dividends are defined as any dividend or distribution or cash or other property, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10 percent of the Company’s surplus as regards policyholders as of the preceding December 31 or (2) the net gain from operations of the Company for the 12 month period ending on the preceding December 31 (not including pro rata distributions of any class of the Company’s own securities).

At December 31, 2019, the amount of earned surplus of the Company available for the payment of dividends was $5,402 million. The maximum amount of dividends that may be paid in 2020 without prior notice to or approval of the Delaware Insurance Commissioner is $933 million.

Dividends may be declared by the Board of Directors of the Company from available surplus, as it deems appropriate, on a non-cumulative basis. In 2019, the Company did not pay a dividend to its sole stockholder, New York Life. In 2018, the Company paid a $600 million dividend to New York Life. In 2017, the Company paid a $275 million dividend to New York Life.

65

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS

The Company had structured securities classified as intent to sell with an amortized cost before OTTI of $46 million and $4 million, fair value of $38 million and $3 million, and recognized OTTI of $8 million and $1 million, in the general account and separate accounts, respectively, at December 31, 2019.

The following table lists each loan-backed and structured security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year (in thousands):

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
General Account
059469AF3	$208	$196	$12	$196	$200	12/31/2019
1248MBAL9	1,190	1,179	12	1,179	1,178	12/31/2019
12627HAK6	781	763	18	763	771	12/31/2019
12628LAJ9	193	190	3	190	180	12/31/2019
12629EAD7	1,012	997	15	997	955	12/31/2019
12638PAE9	1,212	1,173	39	1,173	1,175	12/31/2019
12667FJ55	1,404	1,342	62	1,342	1,402	12/31/2019
12667GRG0	1,995	1,990	5	1,990	1,978	12/31/2019
151314CC3	52	52	—	52	52	12/31/2019
17029RAA9	73	33	40	33	13	12/31/2019
225458XZ6	7,391	6,958	434	6,958	6,934	12/31/2019
225470S95	444	426	18	426	369	12/31/2019
32052MAA9	182	181	1	181	119	12/31/2019
3622EUAB2	494	470	24	470	487	12/31/2019
3622EUAC0	94	89	5	89	92	12/31/2019
46628BBD1	29	29	—	29	28	12/31/2019
61751DAE4	386	365	22	365	382	12/31/2019
65537BAC4	2,474	2,468	6	2,468	2,454	12/31/2019
65537BAF7	1,635	1,556	79	1,556	1,606	12/31/2019
76110VSU3	474	449	25	449	444	12/31/2019
784649AG0	237	139	98	139	134	12/31/2019
78476YAA4	541	281	261	281	241	12/31/2019
78477AAA5	194	94	100	94	80	12/31/2019
94984MAG9	485	479	5	479	484	12/31/2019
05948KP52	416	403	13	403	404	9/30/2019
1248MBAL9	202	202	—	202	200	9/30/2019
12628LAJ9	203	197	7	197	192	9/30/2019
17029RAA9	31	26	4	26	14	9/30/2019
32052MAA9	188	184	4	184	120	9/30/2019
57643MFB5	36	—	36	—	—	9/30/2019
76110VSU3	532	506	26	506	495	9/30/2019
12628KAF9	984	968	17	968	1,028	6/30/2019
12628LAJ9	215	207	7	207	202	6/30/2019
12629EAD7	1,050	1,049	1	1,049	1,047	6/30/2019

66

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
17029RAA9	65	24	41	24	18	6/30/2019
32052MAA9	194	188	5	188	120	6/30/2019
69336RCF5	127	45	81	45	113	6/30/2019
76110VSU3	594	569	24	569	560	6/30/2019
02147QAF9	340	340	—	340	341	3/31/2019
059469AF3	801	778	23	778	799	3/31/2019
05948KH77	677	674	3	674	675	3/31/2019
05948KP52	505	495	9	495	485	3/31/2019
059515AE6	971	956	15	956	974	3/31/2019
05951KAZ6	85	83	1	83	85	3/31/2019
05951KBA0	793	763	31	763	810	3/31/2019
05953YAA9	4,832	4,715	117	4,715	4,750	3/31/2019
1248MBAJ4	4,588	4,543	45	4,543	4,377	3/31/2019
1248MBAL9	1,300	1,291	9	1,291	1,230	3/31/2019
12544TAH7	311	309	3	309	316	3/31/2019
12627HAK6	873	854	19	854	849	3/31/2019
12628KAF9	1,014	997	17	997	928	3/31/2019
12628LAJ9	227	220	8	220	212	3/31/2019
12629EAD7	1,085	1,072	13	1,072	1,030	3/31/2019
12638PAE9	1,286	1,280	7	1,280	1,244	3/31/2019
12667G6W8	736	733	4	733	739	3/31/2019
12667G7X5	1,047	1,037	11	1,037	1,030	3/31/2019
17309BAB3	144	143	1	143	145	3/31/2019
32051GTD7	772	736	37	736	768	3/31/2019
3622EUAB2	558	522	36	522	537	3/31/2019
3622EUAC0	1,207	1,130	77	1,130	1,171	3/31/2019
45660LSY6	3,585	3,430	155	3,430	3,571	3/31/2019
46625YQX4	2,244	1,849	392	1,849	1,560	3/31/2019
46628BBD1	34	34	—	34	34	3/31/2019
61750YAB5	1,068	906	162	906	1,044	3/31/2019
61752RAH5	37	36	1	36	37	3/31/2019
61752RAJ1	955	914	41	914	949	3/31/2019
76110VSU3	649	621	29	621	587	3/31/2019
76111XPR8	6	1	5	1	1	3/31/2019
81744HAF0	555	540	15	540	548	3/31/2019
93934FEM0	1,018	1,004	15	1,004	994	3/31/2019
Subtotal - General Account	XXX	XXX	$2,851	XXX	XXX
Guaranteed Separate Accounts
059469AF3	$104	$98	$6	$98	$100	12/31/2019
1248MBAL9	183	181	2	181	181	12/31/2019
12627HAK6	137	134	3	134	136	12/31/2019
61751DAE4	55	52	3	52	55	12/31/2019

67

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
76110VSU3	4	4	—	4	4	12/31/2019
76110VSU3	5	4	—	4	4	9/30/2019
12628KAF9	128	126	2	126	134	6/30/2019
76110VSU3	5	5	—	5	5	6/30/2019
009451AP0	1	—	1	—	3	3/31/2019
02147QAF9	454	453	1	453	455	3/31/2019
059469AF3	57	56	2	56	57	3/31/2019
059515AE6	114	112	2	112	115	3/31/2019
05951KBA0	42	40	2	40	43	3/31/2019
1248MBAL9	200	198	1	198	189	3/31/2019
12627HAK6	153	150	3	150	150	3/31/2019
12628KAF9	132	130	2	130	121	3/31/2019
61750YAB5	124	105	20	105	121	3/31/2019
76110VSU3	6	5	—	5	5	3/31/2019
Subtotal - Guaranteed Separate Accounts	XXX	XXX	$50	XXX	XXX
Grand Total	XXX	XXX	$2,901	XXX	XXX

(1)Only the impaired lots within each CUSIP are included within this table.
(2)CUSIP amounts less than $1 thousand within this table are shown as zero.

NOTE 20 - SUBSEQUENT EVENTS

At March 12, 2020, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying statutory financial statements that would have a material effect on the financial condition of the Company.

68

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

GLOSSARY OF TERMS

Term	Description
ABS	Asset-backed securities
AVR	Asset valuation reserve
CARVM	Commissioners’ Annuity Reserve Valuation Method
CMBS	Commercial mortgage-backed securities
COLI	Corporate owned life insurance
CSAs	Credit support annexes
DRD	Dividends received deduction
DSID (or “statutory accounting practices”)	Delaware State Insurance Department
DTA	Deferred tax asset(s)
DTL	Deferred tax liability(ies)
FHLB	Federal Home Loan Bank
GMAB	Guaranteed minimum accumulation benefit
GMDB	Guaranteed minimum death benefit
IMR	Interest maintenance reserve
INT 18-01	National Association of Insurance Commissioners Interpretation 18-01
IRC	Internal Revenue Code
IRS	Internal Revenue Service
LIHTC	Low-income housing tax credit
LTV	Loan to value ratio
MCF	Madison Capital Funding LLC
MCF Note Agreement	New York Life note funding agreement with MCF
MODCO	Modified coinsurance
NAIC	National Association of Insurance Commissioners
NAIC SAP	National Association of Insurance Commissioners’ Accounting Practices and Procedures
NAV	Net asset value
New York Life	New York Life Insurance Company
NYLARC	New York Life Agents Reinsurance Company
NYLAZ	NYLIFE Insurance Company of Arizona
NYLCC	New York Life Capital Corporation
NYLIFE Distributors	NYLIFE Distributors LLC
NYLIM	New York Life Investment Management LLC
NYL Investments	New York Life Investment Management Holdings LLC
NYL Investors	NYL Investors LLC
NYLIFE Securities	NYLIFE Securities LLC
OTC	Over-the-counter
OTC-cleared	Over-the-counter clearinghouse
OTC-bilateral	Over-the-counter bilateral agreements
OTTI	Other-than-temporary impairment(s)
PBR	Principle-based reserving
RMBS	Residential mortgage-backed securities
SSAP	Statement of statutory accounting principle

69

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

Term	Description
Taiwan Branch	NYLIAC's former branch operations in Taiwan
Taiwan Corporation	New York Life Insurance Taiwan Corporation
TCJA	Tax Cuts and Jobs Act
TDR	Troubled debt restructuring
The Company	New York Life Insurance and Annuity Corporation
U.S. GAAP	Accounting principles generally accepted in the United States of America
UL	Universal life
VA	Variable annuity
VEBA	Voluntary Employees Beneficiary Association Trusts
VUL	Variable universal life
Yuanta	Yuanta Financials Holding Co., Ltd.

70

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
At and for the Year Ended December 31, 2019

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Delaware Insurance Department subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment Income Earned:
U.S. government bonds	$206,803,532
Other bonds (unaffiliated)	3,148,832,730
Bonds of affiliates	98,768,251
Preferred stocks (unaffiliated)	23,658
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	36,569,041
Common stocks of affiliates	—
Mortgage loans	670,812,619
Real estate	7,326,819
Premium notes, policy loans and liens	54,107,842
Cash on hand and on deposit	2,562,735
Short-term investments	36,330,980
Derivative instruments	27,721,233
Other invested assets	106,862,324
Aggregate write-ins for investment income	7,145,959
Gross investment income	$4,403,867,723

Real Estate Owned - Book Value less Encumbrances	$100,882,544

Mortgage Loans - Book Value:
—
Residential mortgages	$15,681,016
Commercial mortgages	13,995,039,021
Mezzanine real estate loans	685,789,065
Total mortgage loans	$14,696,509,102

Mortgage Loans by Standing - Book Value:
Good standing	$14,695,854,103
Good standing with restructured terms	$—

Interest overdue more than 90 days, not in foreclosure	$—
Foreclosures in process	$654,999

Other Invested Assets - Statement Value	$1,514,099,509

Collateral Loans	$—

71

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Bonds and Stocks of Parent, Subsidiaries and Affiliates - Book Value:
Bonds	$2,150,577,869
Preferred stocks	$—
Common stocks	$—

Bonds and Short-Term Investments by Maturity and NAIC Designation:
Bonds by maturity - statement value:
Due within one year or less	$6,563,836,995
Over one year through five years	27,360,025,234
Over five years through 10 years	31,810,000,446
Over 10 years	$24,393,720,937
Total by maturity	$90,127,583,612

Bonds by NAIC designation - statement value
NAIC 1	$58,436,931,387
NAIC 2	27,120,907,253
NAIC 3	2,403,000,519
NAIC 4	1,860,349,796
NAIC 5	246,903,639
NAIC 6	59,491,018
Total by NAIC designation	$90,127,583,612

Total bonds publicly traded	$54,498,592,241
Total bonds privately placed	$35,628,991,371

Preferred Stocks - Statement Value	$12,963,721

Common Stocks - Market Value	$1,644,017,949

Short-Term Investments - Book Value	$44,224,224

Options, Caps and Floors Owned - Statement Value	$10,250,144

Options, Caps and Floors Written and In-Force - Statement Value	$—

Collar, Swap and Forward Agreements Open - Statement Value	$319,682,311

Future Contracts Open - Current Value	$(80,446)

Cash on Deposit	$(136,045,589.81)

72

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Life Insurance In-Force (in thousands):
Industrial	$—
Ordinary	$177,732,997
Credit life	$—
Group life	$11,863,619

Amount of Accidental Death Insurance In-Force Under
Ordinary Policies (in thousands):	$1,064,833

Life Insurance Policies with Disability Provisions In-Force (in thousands):
Industrial	$—
Ordinary	$15,697,263
Credit life	$—
Group life	$—

Supplementary Contracts In-Force:
Ordinary - not involving life contingencies
Amount on deposit	$393,808,208
Income payable	$52,429,245

Ordinary - involving life contingencies
Income payable	$37,160,168

Group - not involving life contingencies
Amount on deposit	$—
Income payable	$—

Group - involving life contingencies
Income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$1,607,354,324
Deferred - fully paid account balance	$44,248,290,246
Deferred - not fully paid - account balance	$32,451,809,893

Group
Amount of income payable	$85,919,528
Fully paid account balance	$1,861,666
Not fully paid - account balance	$—

73

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Accident and Health Insurance - Premiums In-Force
Ordinary	$—
Group	$—
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$231,693,463
Dividend accumulations - account balance	$—

Claim Payments 2019 (in thousands):
Group accident and health - year ended December 31, 2019
2019	$—
2018	$—
2017	$—
2016	$—
2015	$—
Prior	$—

Other accident and health
2019	$—
2018	$—
2017	$—
2016	$—
2015	$—
Prior	$—

Other coverages that use developmental methods to calculate
claims reserves (in thousands):
2019	$697,299
2018	$560,813
2017	$487,771
2016	$378,457
2015	$361,625
Prior	$55,755

74

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 2 - SUMMARY INVESTMENT SCHEDULE
At and for the Year Ended December 31, 2019

	Gross Investment		Admitted Assets as
Investment Categories	Holdings*		Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$5,335,859,371	4.880%	$5,335,859,371	—	$5,335,859,371	4.881%
All other governments	271,656,953	0.248	271,656,953	—	271,656,953	0.249
U.S. states, territories and possessions, etc. guaranteed	—	—	—	—	—	—
U.S. political subdivisions of states, territories, and possessions, guaranteed	—	—	—	—	—	—
U.S. special revenue and special assessment obligations, etc. non-guaranteed	16,064,167,843	14.693	16,064,167,843	—	16,064,167,843	14.695
Industrial and miscellaneous	64,236,631,719	58.752	64,236,631,719	—	64,236,631,719	58.761
Hybrid securities	—	—	—	—	—	—
Parent, subsidiaries and affiliates	2,150,577,869	1.967	2,150,577,869	—	2,150,577,869	1.967
SVO identified funds	83,141,839	0.076	83,141,839	—	83,141,839	0.076
Unaffiliated Bank loans	489,024,470	0.447	489,024,470	—	489,024,470	0.447
Total long-term bonds	88,631,060,064	81.064	88,631,060,064	—	88,631,060,064	81.076
Preferred Stocks:
Industrial and miscellaneous (Unaffiliated)	12,963,721	0.012	12,963,721	—	12,963,721	0.012
Parent, subsidiaries and affiliates	—	—		—	—	—
Total preferred stocks	12,963,721	0.012	12,963,721	—	12,963,721	0.012
Common Stock:
Industrial and miscellaneous Publicly traded (Unaffiliated)	1,027,901,096	0.940	1,027,901,096	—	1,027,901,096	0.940
Industrial and miscellaneous Other (Unaffiliated)	40,046,040	0.037	40,046,040	—	40,046,040	0.037
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
Mutual funds	576,070,813	0.527	576,070,813	—	576,070,813	0.527
Unit investment trusts	—	—	—	—	—	—
Closed-end funds	—	—	—	—	—	—
Total common stocks	1,644,017,949	1.504	1,644,017,949	—	1,644,017,949	1.504
Mortgage loans:
Farm mortgages	—	—		—	—	—
Residential mortgages	15,681,017	0.014	15,681,017	—	15,681,017	0.014
Commercial mortgages	13,995,039,021	12.800	13,995,039,021	—	13,995,039,021	12.802
Mezzanine real estate loans	685,789,065	0.627	685,789,065	—	685,789,065	0.627
Total mortgage loans	14,696,509,103	13.442	14,696,509,103	—	14,696,509,103	13.444
Real Estate:

75

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 2 - SUMMARY INVESTMENT SCHEDULE (continued)

	Gross Investment		Admitted Assets as
Investment Categories	Holdings*		Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Properties occupied by company	—	—	—	—	—	—
Properties held for production of income	100,297,544	0.092	100,297,544	—	100,297,544	0.092
Properties held for sale	585,000	0.001	585,000	—	585,000	0.001
Total real estate	100,882,544	0.092	100,882,544	—	100,882,544	0.092
Cash, cash equivalents and short-term investments:
Cash	(136,045,590)	(0.124)	(136,045,590)	—	(136,045,590)	(0.124)
Cash equivalents	1,528,306,843	1.398	1,528,306,843	—	1,528,306,843	1.398
Short-term investments	44,224,223	0.040	44,224,223	—	44,224,223	0.040
Total cash, cash equivalents and short-term investments	1,436,485,476	1.314	1,436,485,476	—	1,436,485,476	1.314
Contract loans	923,256,259	0.844	908,832,268	—	908,832,268	0.831
Derivatives	365,256,253	0.334	365,256,253	—	365,256,253	0.334
Other invested assets	1,516,504,631	1.387	1,514,099,509	—	1,514,099,509	1.385
Receivables for securities	5,963,701	0.005	5,963,701	—	5,963,701	0.005
Securities Lending	—	—	—	—	—	—
Other invested assets	1,944,975	0.002	1,944,975	—	1,944,975	0.002
Total invested assets	$109,334,844,676	100.000%	$109,318,015,566	—	$109,318,015,566	100.000%
* Gross investment holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual.

76

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES
At and for the Year Ended December 31, 2019

NAIC Group Code: 0826	NAIC Company Code: 91596	EIN: 13-3044743

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement. $119,590,053,909

2.	Ten largest exposures to a single issuer/borrower/investment.

	Description of		Percentage of Total
Issuer	Exposure	Amount	Admitted Assets
NEW YORK LIFE INS CO (MADISON CAPITAL FUNDING LLC)	Affiliated Bonds/Limited Partnership	$2,826,570,565	2.4%
JPMORGAN CHASE & CO	Bonds/Equity	$1,219,243,665	1.0%
WELLS FARGO & COMPANY	Bonds/Equity	$1,113,838,750	0.9%
MORGAN STANLEY	Bonds/Equity	$713,291,645	0.6%
BROOKFIELD PROPERTY PARTNERS, L.P.	Mortgage Loans	$704,891,834	0.6%
GS MORTGAGE SECURITIES	Bonds	$631,934,173	0.5%
CITIGROUP	Bonds/Equity	$559,921,966	0.5%
MAPLETREE INVESTMENTS PTE LTD	Mortgage Loans	$476,000,000	0.4%
THE MACERICH COMPANY	Mortgage Loans	$464,390,755	0.4%
BLACKSTONE	Mortgage Loans	$451,003,286	0.4%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Rating	Bonds	Percentage of Total Admitted Assets	Preferred Stocks		Percentage of Total Admitted Assets
NAIC – 1	$58,436,931,415	48.9%	P/RP - 1	$95,112	—%
NAIC – 2	$27,120,907,250	22.7%	P/RP - 2	$573,420	—%
NAIC – 3	$2,403,000,520	2.0%	P/RP - 3	$—	—%
NAIC – 4	$1,860,349,797	1.6%	P/RP - 4	$—	—%
NAIC – 5	$246,903,638	0.2%	P/RP - 5	$—	—%
NAIC – 6	$59,491,019	—%	P/RP - 6	$12,295,190	—%

77

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

4.	Assets held in foreign investments:

Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?
Yes [ ] No [X]

If response to 4.01 above is Yes, responses are not required for interrogatories 5-10

Total admitted assets held in foreign investments	$13,365,813,131	11.2%
Foreign-currency-denominated investments	$—	—%
Insurance liabilities denominated in that same foreign currency	$—	—%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$13,155,322,651	11.0%
Countries rated NAIC-2	$161,304,001	0.1%
Countries rated NAIC-3 or below	$49,186,477	—%

6.	Largest foreign investment exposures by country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
UNITED KINGDOM	$3,988,533,375	3.3%
CAYMAN ISLANDS	$2,630,490,480	2.2%
Countries rated NAIC-2:
Mexico	$93,409,411	0.1%
Colombia	$26,119,080	—%
Countries rated NAIC-3 or below:
BAHAMAS	$31,366,080	—%
LIBERIA	$5,987,408	—%

7. Aggregate unhedged foreign currency exposure	$500,833,991	0.4%

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:	$489,524,697	0.4%
Countries rated NAIC-2:	$6,092,069	—%
Countries rated NAIC-3 or below:	$5,217,226	—%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
Luxembourg	$163,598,148	0.1%
Australia	$163,397,988	0.1%
Countries rated NAIC-2:
India	$2,966,630	—%
Italy	$1,552,827	—%
Countries rated NAIC-3 or below:
Brazil	$2,810,197	—%
South Africa	$2,124,298	—%

78

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating
SMITH & NEPHEW PLC	1	$144,500,000	0.1%
COMPASS GROUP PLC	1	$135,000,000	0.1%
TRITAX BIG BOX REIT PLC	2	$132,806,259	0.1%
STATNETT SF	1	$123,800,000	0.1%
ANGLIAN WATER GROUP LTD	1FE	$111,977,316	0.1%
BRITISH LAND COMPANY PLC	1	$110,830,972	0.1%
Angel Trains Grp	2	$109,821,834	0.1%
BASF SE	1FE	$108,490,008	0.1%
COOPERATIEVE RABOBANK UA	2FE	$108,152,762	0.1%
LESAFFRE	2	$95,412,457	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 11.01 is Yes, detail is not required for the remainder of Interrogatory 11

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? Yes[X] No[ ]

If response to 12.01 is Yes, responses are not required for the remainder of Interrogatory 12

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?
Yes [] No [X]

If response to 13.01 above is Yes, responses are not required for the remainder of Interrogatory 13

Issuer
Madison Capital Funding LLC	$675,992,696	0.6%
VANGUARD 500 INDEX FUND	$258,641,308	0.2%
SPDR S&P 500 ETF TRUST	$173,968,227	0.2%
CANDRIAM GF HIGH YIELD CORPORATE	$84,802,830	0.1%
CANDRIAM WORLD ALTERNATIVE ALPHAMAX	$82,972,683	0.1%
GoldPoint Mezzanine Partners IV, LP	$77,690,214	0.1%
CANDRIAM GF - US EQUITY OPPORTUN	$65,456,047	0.1%
CVP European Credit Opportunity Fund Limited	$55,199,863	0.1%
INE CANDRIAM GF US COR BD SQ USD DIS	$54,129,000	0.1%
NYLIC HKP Member LLC	$49,765,139	0.0%

79

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 14.01 above is Yes responses are not required for the remainder of Interrogatory 14

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 15.01 above is Yes responses are not required for the remainder of Interrogatory 15

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [X]

If response to 16.01 above is Yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17

Type ( Residential, Commercial, Agricultural)
Commercial	$405,500,000	0.3%
Commercial	$247,100,000	0.2%
Commercial	$228,900,000	0.2%
Commercial	$205,476,020	0.2%
Commercial	$186,958,229	0.2%
Commercial	$182,355,509	0.2%
Commercial	$159,000,000	0.1%
Commercial	$155,699,999	0.1%
Commercial	$155,351,617	0.1%
Commercial	$150,113,995	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$186,759,014	0.2%
Mortgage loans over 90 days past due	$—	—%
Mortgage loans in the process of foreclosure	$654,999	—%
Mortgage loans foreclosed	$—	—%
Restructured mortgage loans	$—	—%

80

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
above 95%	$—	—%	$128,018,334	0.1%	$—	—%
91% to 95%	$—	—%	$—	—%	$—	—%
81% to 90%	$—	—%	$—	—%	$—	—%
71% to 80%	$472,824	—%	$664,135,235	0.6%	$—	—%
Below 70%	$15,208,191	—%	$13,888,674,517	11.6%	$—	—%

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets
Yes [X] No [ ]

If response to 18.01 above is Yes, responses are not required for the remainder of Interrogatory 18

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in investment held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets Yes [X] No [ ]

If response to 19.01 above is Yes, responses are not required for the remainder of Interrogatory 19

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

			At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Securities lending agreements (do not include assets held as collateral for such transactions)	$624,794,859	0.5%	$654,641,102	$635,932,225	$626,063,941
Repurchase agreements	$—	—%	$—	$—	$—
Reverse repurchase agreements	$219,792,000	0.2%	$177,759,000	$182,177,000	$177,978,000
Dollar repurchase agreements	$1,388,625	—%	$—	$—	$—
Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

Hedging	$10,250,144	—%	$—	—%
Income generation	$—	—%	$—	—%
Other	$—	—%	$—	—%

81

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

			At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr

Hedging	$91,010,154	0.1%	$87,731,265	$91,725,052	$90,341,410
Income generation	$—	—%	$—	$—	$—
Replications	$14,947	—%	$—	$—	$—
Other	$—	—%	$—	$—	$—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr

Hedging	$301,379	—%	$199,812	$185,565	$277,601
Income generation	$—	—%	$—	$—	$—
Replications	$—	—%	$—	$—	$—
Other	$—	—%	$—	$—	$—

82

PART C. OTHER INFORMATION

ITEM 26. EXHIBITS

(a)	Board of Directors Resolution

Resolution of the Board of Directors of New York Life Insurance and Annuity Company (NYLIAC) establishing the Separate Account — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s initial Registration Statement on Form S-6, for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(2)	Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between NYLIAC and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(4) to Post- Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333- 79309), filed 4/14/15 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5) to Registrant’s Initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(2)	Supplementary Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(3)	Level Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(b) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(4)	Modification of Policy Provisions Endorsement — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(c) to Registrant’s Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(5)	Alternative Cash Surrender Value Benefit Endorsement — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(d) to Registrant’s Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(6)	Alternative Cash Surrender Value Benefit Endorsement (8699-02) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(6) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(d)(7)	Modification of Policy Provisions Endorsement (8721-03) — Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(7) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(8)	Modification of Policy Provisions Endorsement (8722-03) — Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(8) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(9)	Alternative Cash Surrender Value Benefit Endorsement (8719-03) — Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(9) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(10)	Alternative Cash Surrender Value Benefit Endorsement (8754-04) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(d)(11)	Alternative Cash Surrender Value Benefit Endorsement (8692-05) to Policy 300-43 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(11) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(12)	Modification of Policy Provisions Endorsement (8784-05) to Policy 300-43 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(13)	Modification of Policy Provisions Endorsement (8793-05) to Policy 301-43 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(14)	Endorsements to CorpExec Variable Universal Life Policy Numbers 300-40 and 301-43 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application for a policy for Corporate Executive Series Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (10) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 6 (a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant’s initial registration statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 6(b)(3) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333- 07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/13/10 and incorporated herein by reference.

(h)(6)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(h)(7)	Participation Agreement, Amended and Restated, dated May 1, 2009, among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, New York Life Insurance and Annuity Corporation and MFS Fund Distributors, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(30) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-161336), filed 11/16/09 and incorporated herein by reference.

(h)(8)	Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Form of Participation Agreement among American Century Variable Portfolios, Inc., American Century Investment Management, Inc., American Century Investment Services, Inc., American Century Services Corporation, and NYLIAC — Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(11)	Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(h)(12)	Form of Participation Agreement among Lord Abbett Series Fund, Inc.; Lord, Abbett & Co., Lord Abbett Distributor LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(11) to Registrant’s Post-Effective Amendment No. 3 to the registration statement on Form-N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(13)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post- Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement among Lazard Retirement Series, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(18) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(17)	Participation Agreement dated 6/15/05 among Davis Variable Account Fund, Inc., Davis Distributors, LLC, Davis Select Advisers, L.P., and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(20) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(19)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 33-53342), filed 4/10/06 and incorporated herein by reference.

(h)(20)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(21)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(22)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(23)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(24)	Form of Participation Agreement, dated June 5, 2007, among New York Life Insurance and Annuity Corporation, Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc. and Lincoln Investment Advisors Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(28) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(25)	Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(29) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(26)	Fund Participation Agreement, dated October 28, 2011, between Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(29) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(h)(27)	Fund Participation Agreement, among New York Life Insurance and Annuity Corporation, Voya Investments Distributor, LLC, Voya Investments, LLC, Voya Variable Portfolios, Inc. and Voya Variable Products Trust — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(30) to Post-Effective Amendment No. 38 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 4/12/18 and incorporated herein by reference.

(h)(28)	Participation Agreement, dated March 21, 2012, among New York Life Insurance and Annuity Corporation; DFA Dimensions Group Inc.; Dimensional Fund Advisors LP, and DFA Securities LLC — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(31) to Post-Effective Amendment No. 30 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333- 48300), filed 11/8/2013 and incorporated herein by reference.

(h)(29)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(30)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(31)	Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(32)	Participation Agreement among Thrivent Series Fund, Inc., Thrivent Financial for Lutherans and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(35) to Post-Effective Amendment No. 38 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/12/18 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account -I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333- 79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Service Agreement between American Century Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)	Service Agreement between Lord Abbett Series Fund, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(10)	Service Agreement between Deutsche Asset Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(11)	Distribution and Servicing Plan Agreement between Lazard Retirement Series, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(12) to Post-Effective Amendment No. 11 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/05 and incorporated herein by reference.

(i)(12)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(13)	Services Agreement between Pacific Investment Management Company LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(14)	Service Agreement by and between Davis Distributors, LLC, and NYLIAC, dated August 1, 2005 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(17) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(15)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(16)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/10/06 and incorporated herein by reference.

(i)(17)	Administrative and Shareholder Services Letter of Agreement, dated January 16, 1998, between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(i)(18)	Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(19)	Form of Administrative Services Agreement, dated as of August 15, 2006, between Delaware Distributors L.P. and New York Life Insurance and Annuity Corporation, — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(20)	Form of Master Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(21)	Form of Administrative Services and Revenue Sharing Agreement, dated May 1, 2007, between New York Life Insurance and Annuity Corporation and OppenheimerFunds, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(24) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(i)(22)	Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 12/13/07 and incorporated herein by reference.

(i)(23)	Distribution Services Agreement, dated October 28, 2011, between Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (i)(26) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(i)(24)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/11/12 and incorporated herein by reference.

(i)(25)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit 8 (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/11/12 and incorporated herein by reference.

(i)(26)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(27)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033- 87382), filed 5/14/03 and incorporated herein by reference.

(i)(28)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(29)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(30)	Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors dated 10/1/11 — Filed herewith.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account—I (File No. 333-232790), filed 12/12/19 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Not applicable.

(m)	Calculation.

Not applicable.

(n)	Other Opinions.

Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(e) to Registrant’s Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2)	Supplement to Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 9(g) to Registrant’s Post-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/24/98 and incorporated herein by reference.

(q)(3)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policy pursuant to Rule 6e - 3(T)(b)(12)(iii) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q) to Registrant’s Post-Effective Amendment No. 10 on Form N-6 (File No. 333-161336), filed 4/14/16 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Chairman of the Board, President & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Gardner, Robert M.	Director, Senior Vice President & Controller
Grove, Matthew M.	Director, Executive Vice President & Co-Chief Operating Officer
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Huang, Dylan W.	Director, Senior Vice President & Actuary
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President & Chief Risk Officer
Wion, Matthew D.	Director & Senior Vice President
DeSanto, Craig L.	Executive Vice President, Co-Chief Operating Officer & Actuary
Feldstein, Eric	Executive Vice President & Chief Financial Officer
Malloy, Anthony R.	Executive Vice President
Afshar, Pedram	Senior Vice President
Badler, Sara L.	Senior Vice President & Chief Compliance Officer
Ball, Aaron C.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Castellani, David J.	Senior Vice President
Cristallo, James J.	Senior Vice President & Actuary
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Karmen, Robert	Senior Vice President & Deputy General Counsel
Lamarque, Natalie	Senior Vice President
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Lewis, Frances	Senior Vice President
Loffredo, John M.	Senior Vice President
McDermott, Gail A.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Ok, Francis J.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Ramasamy, Neal S.	Senior Vice President & Chief Technology Officer
Rocchi, Gerard A.	Senior Vice President
Rosenthal, Benjamin L.	Senior Vice President
Rzad, Amaury J.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Virendra, Sonali	Senior Vice President
Yoon, Jae	Senior Vice President
Alam, Raianul	Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President - Tax
Behrens, Dawn	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Bolstad, Max C.	Vice President & Chief Privacy Officer
Bredikis, Scott	Vice President
Brooks, Devon E.	Vice President
Burke, Robert P.	Vice President
Caminiti, Philip E.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Cristallo, Gina A.	Vice President
Cronin, Maureen A.	Vice President, Associate General Counsel & Assistant Secretary
Cruz, Jeanne M.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Dowden, David	Vice President
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Hallahan, Mary T.	Vice President & Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Hassemer, Michelle	Vice President
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Hynes, Robert J.	Vice President
Kary, Jason	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Terry	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Kyan, Raymond	Vice President
Larkin, Colleen E.	Vice President
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Melka, Frank David	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President & Chief Information Security Officer
Mosquera, Jaime	Vice President & Actuary
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pecorino, Paul	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Pizzute, Robert J.	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Roy, Ari	Vice President
Rubin, Janis C.	Vice President
Seewald, Scott R.	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Shaub, Sarah	Vice President
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Taylor, Todd	Vice President & Actuary
Tillotson, Sandra G.	Vice President & Legal Officer
Verastegui, Victor A.	Vice President
Walsh, Richard M.	Vice President
Walsh, Simon	Vice President
Webster, Gregory H.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Secretary

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYL Investors LLC(*)(†)	(Delaware)
NYL Investors (U.K.) Limited(*)(†)	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II- HOLLIDAY UNION JV LLC	(Delaware)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MSSDF Member LLC	(Delaware)
Madison Square Structured Debt Fund LP	(Delaware)
MSSDF GP LLC	(Delaware)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[8]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-MF HUNTINGTON PARK GP LLC	(Delaware)
MSVEF-MF HUNTINGTON PARK WA LP	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.4%, NYLIC: 1.4%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware) [7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware) [7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware) [7]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[9]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
Hong Kong
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 0.00%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.73%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 90.67%; MacKay 9.32%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[7]
Plainview Funds plc – MacKay Shields High Yield Crossover Portfolio	(Ireland)	(NYL: 0%; MacKay: 3.32%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(12.87%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select High Yield Bond Fund GP LLC	(Delaware)
MacKay Shields Select High Yield Bond Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
Cascade CLO Manager, LLC	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MKS Europe Investment Management Limited	(Ireland)
MKS European Credit Opportunity Fund Limited	(Jersey)	(Mackay: 67%, NYLIAC: 33%)
Cornerstone Capital Management Holdings LLC	(Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker Holdco Preferred A, LP	(Delaware)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker Holdco C, LP	(Delaware)	(“GPPMBHC”)
GPP Mezzanine Blocker Holdco D, LP	(Delaware)	(“GPPMBHD”)
GPP Mezzanine Blocker Holdco E, LP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezzanine Blocker Holdco F, LP	(Delaware)
GPP Mezzanine Blocker Holdco H, LP	(Delaware)
GPP Mezzanine Blocker Holdco I, LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco G, LP	(Delaware)
GoldPoint Private Debt Partners V GenPar GP, LLC	(Delaware)
GoldPoint Private Debt Partners Offshore V, LP	(Cayman Island)
GoldPoint Private Debt Partners V GenPar GP, LP	(Delaware)
GoldPoint Private Debt Partners V, LP	(Delaware)
GoldPoint Partners FA I, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
NYLCAP Holdings LLC	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]
IQ MacKay Shields Municipal Insured ETF		(NYLIAC: 30.34%)
IQ MacKay Shields Municipal Intermediate ETF		(NYLIAC: 30.40%)
IQ Ultra Short Duration ETF		(NYLIC: 9.52%)
IndexIQ ETF Trust	(Delaware)
IQ 50 Percent Hedged FTSE Europe ETF		(NYLIC: 0.06%)
IQ 50 Percent Hedged FTSE Intl ETF		(NYLIM Holdings: 9.34%)
IQ 50 Percent Hedged FTSE Japan ETF		(NYLIC: 0.83%)
IQ 500 International ETF		(NYLIM Holdings: 0.42%, NYLIAC: 0.08%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 10.82%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 7.35%)
IQ Enhanced Core Bond US ETF		(NYLIM Holdings: 1.80%)
IQ Enhanced Core Plus Bond US ETF		(NYLIM Holdings: 1.93%)
IQ Global Agribusiness Small Cap ETF
IQ Global Resources ETF		(NYLIM Holdings: 2.97%)
IQ Hedge Event-Driven Tracker ETF		(NYLIAC: 0.05%)
IQ Hedge Long/Short Tracker ETF		(NYLIAC: 0.05%)
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Multi-Strategy Tracker ETF
IQ Leaders GTAA Tracker ETF		(NYLIC: 0.76%)
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ S&P High Yield Low Volatility Bd ETF		(NYLIC: 1.25%, NYLIM Holdings: 0.72%)
IQ Short Duration Enhanced Cor Bd US ETF		(NYLIAC: 0.06%)
IQ US Real Estate Small Cap ETF
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(40%)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(~16%)(5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%)(18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)	(~92%)(25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP	(England & Wales)	(50%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(~33%) (2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(0%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)
CCP V Feeder (GP) LLP	(England & Wales)	(2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)
Tristan Global Securities LP	(Cayman Islands)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(”CANLUX”) (CG: 91.006%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; CG: 0.01%)
Candriam France	(France)	(”CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL: 0.91%; CANFR: 0.41%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Belgian Small & Mid Caps		(0.00%)
Belfius Equities	(Belgian)	(CIG:0.01%)
BIL Invest	(Luxembourg)	(0.00%)
BIL Invest Patrimonial High		(CIG: 0.06%)
BIL Invest Patrimonial Low		(CIG: 0.01%)
BIL Invest Patrimonial Medium		(CIG: 0.02%)
BIL Invest Total Return Bonds		(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 5.18%, CANBEL: 1.22%, CANFR: 1.22%)
Cordius CIG		(“CIG”) (CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)
Candriam Absolute Return	(Luxembourg)	(CANLUX: 2.94%, NYLIAC: 17.82%, CIG: 3.62%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(CANLUX: 3.67%, NYLIAC: 8.54%, CIG: 4.96%)
Candriam Absolute Return Long Short Digital Equity		(CANLUX: 0.18%, CIG: 0.01%, NYLIAC: 48.88%)
Candriam Alternative	(Luxembourg)	(CANLUX: 0.24%, NYLIAC: 50.30%, CIG: 12.60%)
Candriam Alternative Systemat		(CANLUX: 0.24%, NYLIAC: 50.30%, CIG: 12.60%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.05%, CIG: 0.06%)
Candriam Bonds Capital Securities		(CANFR: 0.00%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.03%)
Candriam Bonds Convertible Opportunities		(CANLUX: 26.37%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.01%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.07%, CIG: 0.01%)
Candriam Bonds Emerging Markets		(CANLUX: 0.01%, CANFR: 0.00%)
Candriam Bonds Emerging Markets Total Return		(CANLUX: 0.04%)
Candriam Bonds Emerging Markets Corporate		(0.00%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(CANLUX: 0.03%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(CANLUX: 0.02%, CANFR: 0.26%)
Candriam Bonds Euro High Yield		(CANFR 0.00%, CANLUX: 0.01%)
Candriam Bonds Euro Short Term		(CANLUX: 0.01%)
Candriam Bonds Euro Long Term		(CANLUX: 0.00, CIG: 0.03%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(CANLUX: 0.06%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(CIG: 0.01%)
Candriam Bonds International		(CANLUX: 0.08%, CIG: 0.01%)
Candriam Bonds Total Return		(CANLUX: 0.02%)
Candriam Bonds Total Return Defensive		(0.00%)
Candriam Bonds Total Return Defensive		(0.00%)
Candriam Business Equities	(Belgium)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%)
Candriam Equities L	(Luxembourg)	(CANLUX: 0.01%)
Candriam Equities L Asia		(0.00%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(CANLUX: 0.01%)
Candriam Equities L EMU		(0.00%)
Candriam Equities L Europe Conviction		(CANLUX: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Small & Mid Caps		(CANLUX: 0.03%)
Candriam Equities L Global Demography		(CANLUX: 0.01%)
Candriam Equities L Robotics & Innovation Technology		(CANLUX: 0.02%)
Candriam Fund	(Luxembourg)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(CIG: 0.01%)
Candriam Fund Sustainable European Equities Fossil Free		(CIG: 0.00%)
Candriam GF	(Luxembourg)	(NYLIAC: 67.22%, CIG: 0.01%)
Candriam GF Global Equity Opportunities		(NYLIAC: 97.72%)
Candriam GF Short Duration US High Yield Bonds		(NYLIAC: 36.05%, CIG: 0.02%)
Candriam GF U.S. Equity Opportunities		(NYLIAC: 63.68%, CIG: 0.02%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 74.93%, CIG: 0.02%)
Candriam GF US Corporate Bonds		(NYLIAC: 96.17%)
Candriam Global Alpha	(Luxembourg)	(CANLUK: 0.10%, CIG: 1.66%)
Candriam Index Arbitrage	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00%)
Candriam L	(Luxembourg)	(CANLUX: .0.06%, NYLIAC: 1.82%, CIG: 0.67%)
Candriam L Balanced Asset Allocation		(CIG: 0.03%)
Candriam L Conservative Asset Allocation		(CANLUX: 0.15%, CIG: 0.01%)
Candriam, L Defensive Asset Allocation		(CIG: 0.05%)
Candriam L Dynamic Asset Allocation		(CIG: 5.13%)
Candriam L Multi-Asset Income		(CANLUX: 0.05%)
Candriam L Multi-Asset Income & Growth		(CANLUX: 0.03%)
Candriam L Multi-Asset Premia		(NYLIAC: 55.74%, CIG: 18.60%)
Candriam Long Short Credit		(CANLUX: 0.01%)
Candriam Money Market	(Luxembourg)	(CANLUX: 0.01%, CANFR: 1.22%)
Candriam Money Market Euro		(0.00%)
Candriam Money Market Euro AAA		(CANLUX: 0.06%, CANFR: 6.10%)
Candriam Money Market Usd		(0.00%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 11.63%, CANFR: 17.83%, CANLUX: 40.95%, CIG: 1.18%)
Candriam Quant	(Luxembourg)	(CANLUX: 0.01%, CIG: 0.04%)
Candriam Quant Equities Europe		(CIG 0.00%)
Candriam Quant Equities USA		(CIG 0.01%)
Candriam Quant Equities Multi-Factor EMU		(0.02%)
Candriam Risk Arbitrage	(Luxembourg)	(CANLUX: 0.01%, CIG: 0.61%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.01%, CANBEL: 0.13%)
Candriam SRI Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.02%)
Candriam SRI Bond Euro		(CANLUX: 0.10%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.05%)
Candriam SRI Bond Euro Short Term		(0.00%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.02%)
Candriam SRI Bond Global		(0.00%)
Candriam SRI Defensive Asset Allocation		(CANBEL: 5.70%)
Candriam SRI Equity Climate Action		(CIG: 0.00%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.01%)
Candriam SRI Equity Pacific		(0.01%)
Candriam SRI Equity World		(CANLUX: 0.01%)
Candriam SRI Money Market Euro		(CIG: 0.01%)
Candriam Sustainable	(Luxembourg)	(CANLUX: 0.00%, CIG: 0.03%)
Candriam Sustainable Euro Corporate Bonds		(CANLUX: 0.07%)
Candriam Sustainable Euro Bonds		(CIG: 0.19%)
Candriam Sustainable Euro Short Term Bonds		(CIG: 0.01%)
Candriam Sustainable Europe		(CANLUX: 0.01%)
Candriam Sustainable North America		(CANLUX: 0.01%)
Candriam Sustainable Pacific		(0.00%)
Candriam Sustainable High		(CIG: 0.01%)
Candriam Sustainable World Bonds		(CIG: 0.41%)
Candriam Sustainable World		(0.00%)
Candriam Sustainable Medium		(0.00%)
Candriam Sustainable Low		(0.00%)
Candriam World Alternative	(Luxembourg)	(CANLUX: 0.06%, NYLIAC: 32.73%)
Candriam World Alternative Alphamax		(NYLIAC: 42.22%, CANLUX: 0.07%, CIG: 0.00%)
Candriam Patrimoine Obli-Inter	(France)	(CANFR: 0.70%)
Cleome Index	(Luxembourg)	(CANFR: 0.00%)
Cleome Index EMU Equities		(CANF: 0.00%)
Cleome Index Europe Equities		(0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(CIG: 0.03%)
Cleome Index Euro Short Term Bonds		(CIG: 0.01%)
Cleome Index Global Equities		(CIG: 0.01%)
Cleome Index Pacific Equities		(CIG: 0.01%)
Cleome USA Equities		(0.00%)
CMM
CMM Multi-Strategy		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG: 0.07%)
IndexIQ		(CIG: 38%)
IndexIQ Factors Sustainable Corporate Euro Bond		(49%)
IndexIQ Factors Sustainable Sovereign Euro Bond		(56%)
IndexIQ Factors Sustainable Europe Equity		(19%)
IndexIQ Factors Sustainable EMU Equity		(95%)
IndexIQ Factors Sustainable Japan Equity		(37%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (78.63%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Focus Investment Company Limited	(Australia)	(Dormant)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(0.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil Dividend Income Fund	(Australia)	(NYLIAC: 54.49%)
Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC: 56.74%) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian Smallcap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil Global Essential Infrastructure Fund	(Australia)	(NYLIAC: 99.50%)
Ausbil Global Resources Fund	(Australia)	(89.93%)
Ausbil Global SmallCap Fund	(Australia)	(74.37%)
Ausbil Microcap Fund	(Australia)	(NYLIAC: 16.44%)
Candriam Sustainable Global Equity Fund	(Australia)
MacKay Shields Unconstrained Bond Fund	(Australia)	(NYLIAC: 99.11%)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(66.85%)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASOF GP, LLC	(Delaware)
PA Strategic Opportunities Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Delaware)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2012-1 Ltd	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.5%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
Cortlandt Town Center LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-MF AVERY TX LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP TAB ONE LLC	(Delaware)
REEP TAF ONE LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[8]
New York Life Agents Reinsurance Company	(Arizona)[8]
JREP Fund Holdings I, L.P.	(Cayman Is.)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Is.)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 12.74%, NYLIAC owns 0.00%, and MacKay owns 0.13% for a total ownership of 12.87%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted.
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.

ITEM 29. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (f)(2)(b) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

The MainStay Funds

MainStay Funds Trust

MainStay VP Funds Trust

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis M.	Manager, Senior Vice President
Lehneis, Kirk C.	Manager, Senior Managing Director
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Berlin, Scott L.	Senior Vice President, Institutional Life
Cristallo, James J.	Senior Vice President, Retail Life
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Huang, Dylan W.	Senior Vice President, Retail Annuities
Virendra, Sonali	Senior Vice President
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Sullivan, Howard	Managing Director, Credit Value Partners Institutional Sales
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Bain, Karen A.	Vice President – Tax
Behrens, Dawn	Vice President, Institutional Life
Gomez, Mark A.	Vice President and General Counsel
Rhodehouse, Kevin G.	Vice President & Chief Compliance Officer
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Essig, Daniel	Corporate Vice President, US Life & Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance & Sales Material Review
Howard, Linda M.	Corporate Vice President, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer & Treasurer
Meade, Colleen A.	Secretary
Sharrier, Elizabeth A.	Assistant Secretary

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by New York Life Insurance Company at its home office, 51 Madison Avenue, New York, NY 10010; New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, MO 64105; and New York Life Insurance Company, Fry Wagner Storage Facility, 15850 Santa Fe Trail Drive, Lenexa, KS 66219.

ITEM 32. MANAGEMENT SERVICES.

Not applicable.

ITEM 33. FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC CorpExec Series Variable Universal Life Insurance Policies in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 13th day of April, 2020.

NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Janis C. Rubin
Janis C. Rubin
Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Janis C. Rubin
Janis C. Rubin
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director
David G. Bedard*	Director
Elizabeth K. Brill*	Director
Alexander I. M. Cook*	Director
Robert M. Gardner*	Director & Controller (Principal Accounting Officer)
Matthew M. Grove*	Director
Frank M. Harte*	Director
Thomas A. Hendry*	Director
Dylan W. Huang*	Director
Mark J. Madgett*	Director
Theodore A. Mathas*	Chairman of the Board, President & Chief Executive Officer (Principal Executive Officer)
Amy Miller*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Matthew D. Wion*	Director

By:	/s/ Janis C. Rubin
Janis C. Rubin Attorney-in-Fact April 13, 2020

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(i)(30)	Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors.

(k)	Opinion and Consent of Thomas F. English, Esq.

(n)	Consent of PricewaterhouseCoopers LLP